                                                                    EXHIBIT 10.4
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                CREDIT AGREEMENT

                                     among

                          HUNTSMAN ICI CHEMICALS LLC,

                                as the Borrower

                           HUNTSMAN ICI HOLDINGS LLC,

                                 as a Guarantor

                             BANKERS TRUST COMPANY,

         as Lead Arranger, Administrative Agent and Sole Book Manager,

                      GOLDMAN SACHS CREDIT PARTNERS L.P.,

                     as Syndication Agent and Co-Arranger,

               THE CHASE MANHATTAN BANK AND WARBURG DILLON READ,

                  as Co-Arrangers and Co-Documentation Agents

                                      and

                          VARIOUS LENDING INSTITUTIONS


                           Dated as of June 30, 1999

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                                            Page
ARTICLE I DEFINITIONS AND ACCOUNTING TERMS..............................    2

  1.1  Definitions......................................................    2
       -----------

  1.2  Accounting Terms; Financial Statements...........................   56
       --------------------------------------

ARTICLE II AMOUNT AND TERMS OF CREDIT...................................   57

  2.1  The Commitments..................................................   57
       ---------------

  2.2  Notes............................................................   61
       -----

  2.3  Minimum Amount of Each Borrowing; Maximum Number of Borrowings...   62
       --------------------------------------------------------------

  2.4  Borrowing Options................................................   62
       -----------------

  2.5  Notice of Borrowing..............................................   63
       -------------------

  2.6  Conversion or Continuation.......................................   64
       --------------------------

  2.7  Disbursement of Funds............................................   65
       ---------------------

  2.8  [INTENTIONALLY DELETED.].........................................   66

  2.9  Pro Rata Borrowings..............................................   66
       -------------------

  2.10 Amount and Terms of Letters of Credit............................   67
       -------------------------------------

ARTICLE III INTEREST AND FEES...........................................   78

  3.1  Interest.........................................................   78
       --------

  3.2  Fees.............................................................   79
       ----

  3.3  Computation of Interest and Fees.................................   80
       --------------------------------

  3.4  Interest Periods.................................................   80
       ----------------

  3.5  Compensation for Funding Losses..................................   81
       -------------------------------

  3.6  Increased Costs, Illegality, Etc.................................   82
       --------------------------------


  3.7  Replacement of Affected Lenders..................................   85
       -------------------------------

ARTICLE IV REDUCTION OF COMMITMENTS; PAYMENTS AND PREPAYMENTS...........   86

  4.1  Voluntary Reduction of Commitments...............................   86
       ----------------------------------

  4.2  Mandatory Reductions of Commitments..............................   87
       -----------------------------------

  4.3  Voluntary Prepayments............................................   88
       ---------------------

  4.4  Mandatory Prepayments............................................   90
       ---------------------

  4.5  Application of Prepayments; Waiver of Certain Prepayments........   94
       ---------------------------------------------------------

  4.6  Method and Place of Payment......................................   96
       ---------------------------

  4.7  Net Payments.....................................................   96
       ------------

ARTICLE V CONDITIONS OF CREDIT..........................................   99

  5.1  Conditions Precedent to the Initial Borrowing....................   99
       ---------------------------------------------

  5.2  Conditions Precedent to All Credit Events........................  107
       -----------------------------------------

ARTICLE VI REPRESENTATIONS AND WARRANTIES...............................  108

  6.1  Corporate Status.................................................  108
       ----------------
  6.2  Corporate Power and Authority....................................  109
       -----------------------------
  6.3  No Violation.....................................................  109
       ------------
  6.4  Governmental and Other Approvals.................................  110
       --------------------------------
  6.5  Financial Statements; Financial Condition; Undisclosed
       ------------------------------------------------------
       Liabilities Projections; etc. ...................................  110
       ----------------------------
  6.6  Litigation.......................................................  112
       ----------
  6.7  Disclosure.......................................................  112
       ----------
  6.8  Use of Proceeds; Margin Regulations..............................  113
       -----------------------------------
  6.9  Tax Returns and Payments.........................................  114
       ------------------------
  6.10 Compliance With ERISA............................................  114
       ---------------------


  6.11 Ownership of Property............................................   115
       ---------------------
  6.12 Capitalization of Holdings and the Borrower......................   115
       -------------------------------------------
  6.13 Subsidiaries.....................................................   116
       ------------
  6.14 Compliance With Law, Etc. .......................................   117
       ------------------------
  6.15 Investment Company Act...........................................   117
       ----------------------
  6.16 Public Utility Holding Company Act...............................   117
       ----------------------------------
  6.17 Environmental Matters............................................   117
       ---------------------
  6.18 Labor Relations..................................................   118
       ---------------
  6.19 Intellectual Property, Licenses, Franchises and Formulas.........   118
       --------------------------------------------------------
  6.20 Certain Fees.....................................................   119
       ------------
  6.21 Security Documents...............................................   119
       ------------------
  6.22 Documents........................................................   120
       ---------
  6.23 Purchase and Supply Contracts....................................   121
       -----------------------------
  6.24 Millennium.......................................................   121
       ----------
  6.25 Subordination Provisions.........................................   121
       ------------------------

  6.26 Foreign Intercompany Loan Documents..............................   121
       -----------------------------------

  6.27 Supply Arrangement...............................................   121
       ------------------

ARTICLE VII AFFIRMATIVE COVENANTS.......................................   122

  7.1  Financial Statements  Furnish, or cause to be furnished, to each
       --------------------
       Lender:..........................................................   122

  7.2  Certificates; Other Information..................................   122
       -------------------------------
  7.3  Notices..........................................................   124
       -------
  7.4  Conduct of Business and Maintenance of Existence.................   125
       ------------------------------------------------
  7.5  Payment of Obligations...........................................   127
       ----------------------


  7.6  Inspection of Property, Books and Records........................   128
       -----------------------------------------
  7.7  ERISA............................................................   128
       -----
  7.8  Maintenance of Property, Insurance...............................   130
       ----------------------------------
  7.9  Environmental Laws...............................................   131
       ------------------
  7.10 Use of Proceeds..................................................   132
       ---------------
  7.11 Interest Rate Protection.........................................   132
       ------------------------
  7.12 Additional Security; Further Assurances..........................   132
       ---------------------------------------
  7.13 End of Fiscal Years; Fiscal Quarters.............................   134
       ------------------------------------
  7.14 Maintenance of Corporation Separateness..........................   135
       ---------------------------------------
  7.15 Foreign Subsidiaries Security....................................   135
       -----------------------------
  7.16 Y2K..............................................................   137
       ---
  7.17 Certain Fees Indemnity...........................................   137
       ----------------------

  7.18 Contribution Documents...........................................   137
       ----------------------

ARTICLE VIII NEGATIVE COVENANTS.........................................   137

  8.1  Liens............................................................   138
       -----

  8.2  Indebtedness.....................................................   139
       ------------

  8.3  Consolidation, Merger, Purchase or Sale of Assets, etc. .........   143
       ------------------------------------------------------

  8.4  Dividends or Other Distributions.................................   145
       --------------------------------

  8.5  Limitation on Certain Restrictions on Subsidiaries...............   146
       --------------------------------------------------

  8.6  Issuance of Stock................................................   146
       -----------------

  8.7  Loans and Investments............................................   147
       ---------------------

  8.8  Transactions with Affiliates.....................................   150
       ----------------------------

  8.9  Lines of Business................................................   151
       -----------------


  8.10  Fiscal Year......................................................  152
        -----------

  8.11  Limitation on Voluntary Payments and Modifications of
        -----------------------------------------------------
        Indebtedness; Modifications of Certificate of Incorporation,
        ------------------------------------------------------------
        By-Laws and Certain Other Agreements; Etc. ......................  152
        -----------------------------------------

  8.12  Accounting Changes...............................................  153
        ------------------

ARTICLE IX FINANCIAL COVENANTS...........................................  154

  9.1   Capital Expenditures.............................................  154
        --------------------

  9.2   Maintenance of Consolidated Net Worth............................  154
        -------------------------------------

  9.3   Interest Coverage Ratio..........................................  155
        -----------------------

  9.4   Leverage Ratio...................................................  155
        --------------

ARTICLE X EVENTS OF DEFAULT..............................................  156

  10.1  Events of Default................................................  156
        -----------------

  10.2  Rights Not Exclusive.............................................  160
        --------------------

ARTICLE XI THE ADMINISTRATIVE AGENT......................................  160

  11.1  Appointment......................................................  160
        -----------

  11.2  Nature of Duties.................................................  161
        ----------------

  11.3  Exculpation, Rights Etc. ........................................  161
        -----------------------

  11.4  Reliance.........................................................  162
        --------

  11.5  Indemnification..................................................  162
        ---------------

  11.6  Administrative Agent In Its Individual Capacity..................  163
        -----------------------------------------------

  11.7  Notice of Default................................................  163
        -----------------

  11.8  Holders of Obligations...........................................  164
        ----------------------

  11.9  Resignation by Administrative Agent..............................  164
        -----------------------------------

  11.10 Administrative Agent as English Trustee..........................  165
        ---------------------------------------


ARTICLE XII MISCELLANEOUS................................................ 165

  12.1  No Waiver; Modifications in Writing.............................. 165
        -----------------------------------

  12.2  Further Assurances............................................... 168
        ------------------

  12.3  Notices, Etc. ................................................... 168
        ------------

  12.4  Costs, Expenses and Taxes........................................ 168
        -------------------------

  12.5  Confirmations.................................................... 171
        -------------

  12.6  Adjustment; Setoff............................................... 171
        ------------------

  12.7  Execution in Counterparts........................................ 172
        -------------------------

  12.8  Binding Effect; Assignment; Addition and Substitution of Lenders. 172
        -----------------------------------------------------------------

  12.9  CONSENT TO JURISDICTION; MUTUAL WAIVER OF JURY TRIAL............. 175
        ----------------------------------------------------

  12.10 GOVERNING LAW.................................................... 176
        -------------

  12.11 Severability of Provisions....................................... 177
        --------------------------

  12.12 Headings......................................................... 177
        --------

  12.13 Termination of Agreement......................................... 177
        ------------------------

  12.14 Confidentiality.................................................. 177
        ---------------

  12.15 Concerning the Collateral and the Loan Documents................. 178
        ------------------------------------------------

  12.16 Effectiveness.................................................... 180
        -------------

  12.17 Registry......................................................... 181
        --------

  12.18 Limited Recourse................................................. 181
        ----------------

  12.19 Accounts Receivable Securitization............................... 181
        ----------------------------------

ARTICLE XIII HOLDINGS GUARANTY........................................... 182

  13.1  The Guaranty..................................................... 182
        ------------

  13.2  Insolvency....................................................... 183
        ----------

  13.3  Nature of Liability.............................................. 183
        -------------------

  13.4  Independent Obligation........................................... 183
        ----------------------

  13.5  Authorization.................................................... 185
        -------------

  13.6  Reliance......................................................... 186
        --------

  13.7  Subordination.................................................... 186
        -------------

  13.8  Waiver........................................................... 186
        ------

  13.9  Nature of Liability.............................................. 187
        -------------------

     INDEX OF EXHIBITS AND SCHEDULES

     Exhibits
     --------

Exhibit 1.1(a)       Form of UK Holdco Note

Exhibit 1.1(b)       Form of Foreign Intercompany Note

Exhibit 1.1(c)       Description of Huntsman Agreements

Exhibit 1.1(d)       Description of ICI Agreements

Exhibit 2.1(c)       Form of Swing Line Loan Participation Certificate

Exhibit 2.2(a)(1)    Form of Term A Dollar Note

Exhibit 2.2(a)(2)    Form of Term A Euro Note

Exhibit 2.2(a)(3)    Form of Term B Note

Exhibit 2.2(a)(4)    Form of Term C Note

Exhibit 2.2(a)(5)    Form of Revolving Note

Exhibit 2.2(a)(6)    Form of Multicurrency Revolving Note

Exhibit 2.2(a)(7)    Form of Swing Line Note

Exhibit 2.5          Form of Notice of Borrowing

Exhibit 2.6          Form of Notice of Conversion or Continuation

Exhibit 2.10(b) - 1  Form of Letter of Credit Request

Exhibit 2.10(b) - 2  Form of Letter of Credit Amendment Request

Exhibit 4.7(d)       Form of Section 4.7(d)(ii) Certificate

Exhibit 5.1(n)       Form of Skadden, Arps, Slate, Meagher & Flom LLP Legal
                     Opinion

Exhibit 5.1(t)       Form of ICI Letter

Exhibit 7.2(b)       Form of Officer's Certificate Pursuant to Section 7.2(b)

Exhibit 8.2(p)       Form of BASF Promissory Note

Exhibit 8.7(i)       Form of Subordination Provisions

Exhibit 12.8(c)      Form of Assignment and Assumption Agreement

     Schedules
     ---------

Schedule 1.1(a)         Commitments

Schedule 1.1(b)         Calculation of the Mandatory Cost

Schedule 1.1(c)         Description of ICI Contributed Business

Schedule 2.10(k)        Outstanding Letters of Credit

Schedule 5.1(e)(iii)    List of Foreign Intercompany Loan Security Document
                        Deliveries

Schedule 5.1(s)         List of Environmental Reports

Schedule 6.3            Approvals and Consents

Schedule 6.4            Governmental Approval

Schedule 6.5(a)         Pro Forma Balance Sheet

Schedule 6.5(c)         Existing Liabilities

Schedule 6.5(e)         Projections

Schedule 6.12(a)        Capitalization of Holdings and the Borrower

Schedule 6.13           List of Subsidiaries

Schedule 6.21(c)        Owned and Leased Properties

Schedule 6.23           Material Purchase and Supply Contracts

Schedule 7.8            Insurance Levels

Schedule 8.1(h)         Existing Liens

Schedule 8.2(b)         Existing Indebtedness

Schedule 8.5(a)         Existing Restrictions on Subsidiaries

Schedule 8.7(b)         Existing Investments

Schedule 12.3           Notice Information

                               CREDIT AGREEMENT

          THIS CREDIT AGREEMENT is dated as of June 30, 1999 and is made by and among Huntsman ICI Chemicals LLC, a Delaware limited liability company (the "Borrower"), Huntsman ICI Holdings LLC, a Delaware limited liability company
---------
("Holdings"), the undersigned financial institutions, including Bankers Trust
----------
Company, in their capacities as lenders hereunder (collectively, the "Lenders,"
                                                                      -------
and each individually, a "Lender"), Bankers Trust Company, as Lead Arranger,
                          ------
Administrative Agent ("Administrative Agent") for the Lenders and Sole Book
                       --------------------
Manager, Goldman Sachs Credit Partners L.P., as Syndication Agent and Co-Arranger and The Chase Manhattan Bank and Warburg Dillon Read (a division of UBS AG), as Co-Arrangers and as Co-Documentation Agents (collectively, the "Agents" and each individually, an "Agent").
-------                             -----

                              W I T N E S S E T H:
                              -------------------

          WHEREAS, the Borrower has requested that the Lenders (i) make term loans to the Borrower in the aggregate principal amount of $1,670,000,000 and
(ii) provide revolving credit facilities to the Borrower in an aggregate amount not to exceed $400,000,000 at any time outstanding;

          WHEREAS, the proceeds of the term loans described above will be used by the Borrower to finance the Transactions (as defined below);

          WHEREAS, the proceeds of the revolving credit facility described above will be used by the Borrower to finance, in part, the Transactions and for ongoing working capital and general corporate purposes; and

          WHEREAS, the Lenders are willing to extend commitments to make the term loans and revolving credit loans to the Borrower for the purposes specified above and only on the terms and subject to the conditions set forth herein;

          NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained the parties hereto agree as follows:

                                   ARTICLE I

                         DEFINITIONS AND ACCOUNTING TERMS

1.1  Definitions

As used herein, and unless the context requires a different meaning, the following terms have the meanings indicated:

          "Accounts Receivable" means presently existing and hereafter arising
           -------------------
or acquired accounts receivable, notes, drafts, acceptances, general intangibles, choses in action and other forms of obligations and receivables relating in any way to Inventory or arising from the sale of Inventory or the rendering of services by the Borrower or its Subsidiaries or howsoever otherwise arising, including the right to payment of any interest or finance charges with respect thereto and all proceeds of insurance with respect thereto, together with all of the Borrower's or its Subsidiaries' rights as an unpaid vendor, all pledged assets, guaranty claims, liens and security interests held by or granted to the Borrower or its Subsidiaries to secure payment of any Accounts Receivable and all books, customer lists, ledgers, records and files (whether written or stored electronically) relating to any of the foregoing.

          "Acquisition" has the meaning assigned to that term in Section 8.7(p).
           -----------                                           --------------

          "Additional Security Documents" means all mortgages, pledge
           -----------------------------
agreements, security agreements and other security documents entered into pursuant to Section 7.12 with respect to additional Collateral.
            ------------

          "Adjusted Total Domestic Revolving Loan Commitment" shall mean at any
           -------------------------------------------------
time the Total Domestic Revolving Commitment less the aggregate Domestic Revolving Commitments of all Defaulting Lenders.

          "Administrative Agent" has the meaning assigned to that term in the
           --------------------
introduction to this Agreement and any successor Administrative Agent in such capacity.

          "Affiliate" means, with respect to any Person, any Person or group
           ---------
acting in concert in respect of the Person in question that, directly or indirectly, controls (including but not limited to all directors and officers of such Person) or is controlled by or is under common control with such Person provided that no Agent nor any Affiliate of an Agent shall be deemed to be an Affiliate of the Borrower. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any Person or group of Persons, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise. A Person shall be deemed to control a corporation if such Person possesses, directly or indirectly, the power to vote 10% or more of the securities having ordinary voting power for the election of directors of such corporation.

          "Agreement" means this Credit Agreement, as the same may at any time
           ---------
be amended, supplemented or otherwise modified in accordance with the terms hereof and in effect.

          "Alternative Currency" means, with respect to (i) Multicurrency
           --------------------
Revolving Loans, Euros and Sterling, and (ii) any Domestic Supported Foreign LC, Multicurrency Letter of Credit or Swing Line Loans, Euros, Sterling and any currency which is freely transferable and convertible into Dollars.

          "Applicable Base Rate Margin" means at any date, (i) with respect to
           ---------------------------
Domestic Revolving Loans, Multicurrency Revolving Loans denominated in Dollars and Term A Dollar Loans, the applicable percentage set forth in the following table under the column Applicable Base Rate Margin for Domestic Revolving Loans, Multicurrency Revolving Loans and Term A Dollar Loans opposite the Most Recent Leverage Ratio as of such date, (ii) with respect to Term B Loans, the applicable percentage set forth under the column Applicable Base Rate Margin for Term B Loans opposite the Most Recent Leverage Ratio as of such date and (iii) with respect to Term C Loans, the applicable percentage set forth under the column Applicable Base Rate Margin for Term C Loans opposite the Most Recent Leverage Ratio as of such date:


                                      Applicable Base Rate          Applicable         Applicable
                                       Margin for Domestic          Base Rate           Base Rate
           Most Recent                  Revolving Loans,            Margin For         Margin For
          Leverage Ratio                  Multicurrency            Term B Loans       Term C Loans
----------------------------------     Revolving Loans and         ------------       ------------
                                       Term A Dollar Loans
                                       -------------------
-----------------------------------------------------------------------------------------------------

Less than 2.50 to 1                             0%                    1.25%                1.50%
-----------------------------------------------------------------------------------------------------
Equal to or greater than 2.50 to 1             .25%                   1.50%                1.75%
  but less than 3.00 to 1
-----------------------------------------------------------------------------------------------------
Equal to or greater than 3.00 to               .50%                   1.50%                1.75%
 1 but less than 3.50 to 1
-----------------------------------------------------------------------------------------------------
Equal to or greater than 3.50 to               .75%                   1.75%                2.00%
 1 but less than 4.00 to 1
-----------------------------------------------------------------------------------------------------
 Equal to or greater than 4.00 to             1.00%                   1.75%                2.00%
 1 but less than 4.50 to 1
-----------------------------------------------------------------------------------------------------
Equal to or greater than 4.50 to              1.25%                   1.75%                2.00%
 1 but less than 5.00 to 1
-----------------------------------------------------------------------------------------------------
Equal to or greater than 5.00 to 1            1.50%                   2.00%                2.25%
-----------------------------------------------------------------------------------------------------

          "Applicable Commitment Fee Percentage" means at any date, the
           ------------------------------------
applicable percentage set forth in the following table opposite the Most Recent Leverage Ratio as of such date:

                  Most Recent                              Applicable Commitment
                Leverage Ratio                                Fee Percentage
                --------------                                --------------
----------------------------------------------------------------------------------------
            Less than 2.50 to 1                                  .250%
----------------------------------------------------------------------------------------
Equal to or greater than 2.50 to 1 but                           .300%
            less than 3.00 to 1
----------------------------------------------------------------------------------------
Equal to or greater than 3.00 to 1 but                           .375%
            less than 3.50 to 1
----------------------------------------------------------------------------------------
Equal to or greater than 3.50 to 1 but                           .500%
            less than 4.00 to 1
----------------------------------------------------------------------------------------
Equal to or greater than 4.00 to 1 but                           .500%
            less than 4.50 to 1
----------------------------------------------------------------------------------------
Equal to or greater than 4.50 to 1 but                           .500%
            less than 5.00 to 1
----------------------------------------------------------------------------------------
Equal to or greater than 5.00 to 1                               .500%
----------------------------------------------------------------------------------------

          "Applicable Eurocurrency Margin" means at any date, (i) with respect
           ------------------------------
to Domestic Revolving Loans, Multicurrency Revolving Loans denominated in Dollars and Term A Dollar Loans, the applicable percentage set forth in the following table under the column Applicable Eurocurrency Margin for Domestic Revolving Loans, Multicurrency Revolving Loans and Term A Dollar Loans opposite the Most Recent Leverage Ratio on such date, (ii) with respect to Term A Euro Loans and non-Dollar denominated Multicurrency Revolving Loans, the applicable percentage set forth in the following table under the column Applicable Eurocurrency Margin for Term A Euro Loans and non-Dollar Multicurrency Revolving Loans opposite the Most Recent Leverage Ratio on such date, (iii) with respect to Term B Loans, the applicable percentage set forth in the following table under the column Applicable Eurocurrency Margin for Term B Loans opposite the Most Recent Leverage Ratio on such date and (iv) with respect to Term C Loans, the applicable percentage set forth in the following table under the column Applicable Eurocurrency Margin for Term C Loans opposite the Most Recent Leverage Ratio on such date:



                                        Applicable
                                   Eurocurrency Margin           Applicable               Applicable              Applicable
          Most Recent                  for Domestic         Eurocurrency Margin          Eurocurrency            Eurocurrency
        Leverage Ratio               Revolving Loans,      for Term A Euro Loans           Margin For          Margin For Term
        --------------                Multicurrency            and non-Dollar            Term B Loans              C Loans
                                     Revolving Loans           Multicurrency             ------------              -------
                                     (in Dollars) and         Revolving Loans
                                   Term A Dollar Loans        ---------------
                                   -------------------


     Less than 2.50 to 1                    1.25%                    1.25%                    2.50%                   2.75%
----------------------------------------------------------------------------------------------------------------------------
Equal to or greater than 2.50               1.50%                    1.50%                    2.75%                   3.00%
 to 1 but less than 3.00 to 1
----------------------------------------------------------------------------------------------------------------------------
Equal to or greater than 3.00               1.75%                    1.75%                    2.75%                   3.00%
 to 1 but less than 3.50 to 1
----------------------------------------------------------------------------------------------------------------------------
Equal to or greater than 3.50               2.00%                    2.00%                    3.00%                   3.25%
 to 1 but less than 4.00 to 1
----------------------------------------------------------------------------------------------------------------------------
Equal to or greater than 4.00               2.25%                    2.25%                    3.00%                   3.25%
 to 1 but less than 4.50 to 1
----------------------------------------------------------------------------------------------------------------------------
Equal to or greater than 4.50               2.50%                    2.50%                    3.00%                   3.25%
 to 1 but less than 5.00 to 1
----------------------------------------------------------------------------------------------------------------------------
Equal to or greater than                    2.75%                    2.75%                    3.25%                   3.50%
        5.00 to 1
--------------------------------------------------------------------------------------------------------------------------

          "Asset Disposition" means any sale, lease, transfer or other
           -----------------
disposition (or series of related sales, leases, transfers or dispositions) of all or any part of an interest in shares of Capital Stock of a Subsidiary of the Borrower (other than directors' qualifying shares and similar arrangements required by Requirements of Law), property or other assets (each referred to for the purposes of this definition as a "disposition") by the Borrower or any of its Subsidiaries (other than in connection with a Recovery Event); provided that
                                                                   -------- ----
a disposition permitted by Section
                           -------

8.3(a) through 8.3(i) (other than a Sale and Leaseback Transaction involving
------         ------
non-operating assets which occurs more than 120 days after the acquisition of such assets) shall not constitute an Asset Disposition for purposes of this definition.

          "Assigned Dollar Value" shall mean (i) in respect of any Borrowing
           ---------------------
denominated in Dollars, the amount thereof, (ii) in respect of the undrawn amount of any Foreign Letter of Credit denominated in an Alternative Currency, the Dollar Equivalent thereof based upon the applicable Exchange Rate as of (i) the date of issuance of such Letter of Credit, and (ii) thereafter as of the first Business Day of each month, (iii) in respect of any Letter of Credit reimbursement obligations denominated in an Alternative Currency, the Dollar Equivalent thereof determined based upon the applicable Exchange Rate as of the date such reimbursement obligation was incurred and (iv) in respect of a Borrowing denominated in Sterling, Euros or another Alternative Currency, the Dollar Equivalent thereof based upon the applicable Exchange Rate as of the last Exchange Rate Determination Date; provided, however, in the case of Borrowings
                                  --------  -------
in Sterling, Euros or another Alternative Currency, if, as of the end of any Interest Period in respect of such Borrowing, the Dollar Equivalent thereof determined based upon the applicable Exchange Rate as of the date that is three Business Days before the end of such Interest Period would be at least 5% more, or 5% less, than the "Assigned Dollar Value" thereof, then on and after the end of such Interest Period the "Assigned Dollar Value" of such Borrowing shall be adjusted to be the Dollar Equivalent thereof determined based upon the Exchange Rate that gave rise to such adjustment (subject to further adjustment in accordance with this proviso thereafter), and the Administrative Agent shall give the Borrower notice of such adjustment; provided, however, that failure to
                                             --------  -------
give such notice shall not affect the Borrower's Obligations hereunder or result in any liability to the Administrative Agent. The Assigned Dollar Value of a Loan included in any Borrowing shall equal the pro rata portion of the Assigned Dollar Value of such Borrowing represented by such Loan.

          "Assignee" has the meaning assigned to that term in Section 12.8(c).
           --------                                           ---------------

          "Assignment and Assumption Agreement" means an Assignment and
           -----------------------------------
Assumption Agreement substantially in the form of Exhibit 12.8(c) annexed hereto
                                                  ---------------
and made a part hereof by any applicable Lender, as assignor, and such Lender's assignee in accordance with Section 12.8.
                            ------------

          "Attorney Costs" means all reasonable fees and disbursements of any
           --------------
law firm or other external counsel and the reasonable allocated cost of internal legal services, including all reasonable disbursements of internal counsel.

          "Attributable Debt" means as of the date of determination thereof with
           -----------------
respect to an Operating Financing Lease, the net present value (discounted according to GAAP at the cost of debt implied in the lease) of the obligations of the lessee for rental payments during the then remaining term of such Operating Financing Lease.

          "Available Multicurrency Revolving Commitment" means, as to any Lender
           --------------------------------------------
at any time an amount equal to the excess, if any, of (i) such Lender's Multicurrency Revolving Commitment over (ii) the sum of (x) the aggregate Dollar Equivalent of the principal amount then outstanding of Multicurrency Revolving Loans made by such Lender and (y) such Lender's Multicurrency Revolver Pro Rata Share of the Assigned Dollar Value of Multicurrency LC Obligations.

          "Available Domestic Revolving Commitment" means, as to any Lender at
           ---------------------------------------
any time an amount equal to the excess, if any, of (i) such Lender's Domestic Revolving Commitment over (ii) the sum of (w) the aggregate principal amount then outstanding of Domestic Revolving Loans made by such Lender, (x) such Lender's Domestic Revolver Pro Rata Share of the Assigned Dollar Value of Domestic LC Obligations and the Assigned Dollar Value of Swing Line Loans then outstanding, (y) such Lender's Domestic Revolver Pro Rata Share of the Overdraft Reserve, if any, at such time and (z) such Lender's Domestic Revolver Pro Rata Share of the BPCL Acquisition Reserve, if any.

          "Available Unrestricted Subsidiary Investment Basket" means an amount
           ---------------------------------------------------
equal to the Unrestricted Subsidiary Investment Basket less the sum of the aggregate outstanding amount of Investments made in Permitted Unconsolidated Ventures or Unrestricted Subsidiaries pursuant to Section 8.7(l).
                                                  --------------

          "Bankruptcy Code" means Title I of the Bankruptcy Reform Act of 1978,
           ---------------
as amended, as set forth in Title 11 of the United States Code, as hereafter amended.

          "Base Rate" means the greater of (i) the rate most recently announced
           ---------
by BT at its principal office as its "prime rate", which is not necessarily the lowest rate made available by BT or (ii) the Federal Funds Rate plus 1/2 of 1% per annum. The "prime rate" announced by BT is evidenced by the recording thereof after its announcement in such internal publication or publications as BT may designate. Any change in the interest rate resulting from a change in such "prime rate" announced by BT shall become effective without prior notice to the Borrower as of 12:01 a.m. (New York City time) on the Business Day on which each change in such "prime rate" is announced by BT. BT may make commercial or other loans to others at rates of interest at, above or below its "prime rate".

          "Base Rate Loan" means any Loan which bears interest at a rate
           --------------
determined with reference to the Base Rate.

          "Benefited Lender" has the meaning assigned to that term in Section
           ----------------                                           -------
12.6(a).
-------

          "Board" means the Board of Governors of the Federal Reserve System.
           -----

         "Borrower" has the meaning assigned to that term in the introduction
           --------
to this Agreement.

          "Borrowing" means a group of Loans of a single Type made by the
           ---------
Lenders or the Swing Line Lender, as appropriate, on a single date and in the case of Eurocurrency Loans, as to which a single Interest Period is in effect, provided that Base Rate Loans or Eurocurrency Loans incurred pursuant to Section
--------                                                                 -------
3.7 shall be considered part of any related Borrowing of Eurocurrency Loans.
---

          "BPCL" means BP Chemicals Limited, a company incorporated under the
           ----
laws of England and Wales.

          "BPCL Acquisition" means the acquisition by the Borrower or a Foreign
           ----------------
Subsidiary of the Borrower of certain of the assets and rights of BPCL in an olefin facility and related infrastructure located in Northeast England substantially as provided in the BPCL Memorandum of Understanding or on such terms as are reasonably satisfactory to the Administrative Agent.

          "BPCL Acquisition Reserve" means an amount equal to (i) at any time
           ------------------------
prior to the date on which the BPCL Acquisition is consummated or abandoned by the Borrower, the sum of (x) $118,000,000 minus (y) the amount deposited into
                                          -----
the BPCL Cash Collateral Account on the Initial Borrowing Date and (ii) on and after the date on which the BPCL Acquisition is consummated or abandoned by the Borrower, Zero.

          "BPCL Agreement" means that certain Agreement dated as of April 22,
           --------------
1977 between BPCL, ICI and Engineering Services (Wilton) Limited together with that certain Agreement dated May 11, 1978 between BP and ICI, together with any amendments, modifications, or supplements thereto and any other agreements relating thereto.

          "BPCL Cash Collateral Account" has the meaning provided to such term
           ----------------------------
in the BPCL Cash Collateral Agreement.

          "BPCL Cash Collateral Agreement" has the meaning assigned to that term
           ------------------------------
in Section 5.1(w).
   --------------

          "BPCL Documents" means, collectively, the BPCL Sales Agreement, the
           --------------
BPCL Tripartite Agreement and the BPCL Infrastructure Agreement.

          "BPCL Infrastructure Agreement" means the agreement between BPCL and a
           -----------------------------
Foreign Subsidiary of the Borrower with respect to the Teesside Ethylene Infrastructure (as defined in the BPCL Memorandum of Understanding) as more particularly described in Annex 2 to the BPCL Memorandum of Understanding, in form and substance and on terms and conditions satisfactory to the Administrative Agent.

          "BPCL Memorandum of Understanding" means the Memorandum of
           --------------------------------
Understanding, dated June 1, 1999, among BPCL, ICI, HSCC and Holdings.

          "BPCL Sales Agreement" shall mean the Sales Agreement to be entered
           --------------------
into between BPCL and a Foreign Subsidiary of the Borrower relating to the BPCL Acquisition, in form and substance and on terms and conditions satisfactory to the Administrative Agent.

          "BPCL Transaction Notice" has the meaning assigned to that term in
           -----------------------
Section 5.1(w).
---------------

          "BCPL Tripartite Agreement" means the Tripartite Agreement dated as of
           -------------------------
June 30, 1999, among Holdings, the Borrower, ICI, an Affiliate of ICI, BPCL and HSCC.

          "BT" means Bankers Trust Company, a New York banking corporation, and
           --
its successors.

          "Business Day"  (i) as it relates to any payment, determination,
           ------------
funding or notice to be made or given in connection with any Dollar-denominated Loan, or otherwise to be made or given to or from the Administrative Agent, a day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to close; provided, however, that
                                                      --------  -------
when used in connection with a Eurocurrency Loan, the term "Business Day" shall also exclude any day on which banks are not open for dealings in dollar deposits in the London interbank market; and (ii) as it relates to any payment, determination, funding or notice to be made or given in connection with the Term A Euro Loan or non-Dollar denominated Multicurrency Revolving Loans, any day (x) on which dealings in deposits in the relevant Alternative Currency are carried out in the London interbank market, and (y) on which commercial banks and foreign exchange markets are open for business in London and New York City. For purposes of this Agreement (other than for purposes of determining the end of any applicable Interest Period and other than for purposes of any Loan, Letter of Credit or action required to be taken outside of the United States), "Business Day" shall not include Pioneer Day as recognized in the State of Utah in any year.

          "Capital Stock" means, with respect to any Person, any and all shares,
           -------------
interests, participations, rights in or other equivalents (however designated) of such Person's capital stock, partnership interests, membership interests or other equivalent interests and any rights (other than debt securities convertible into or exchangeable for capital stock), warrants or options exchangeable for or convertible into such capital stock or other interests.

          "Capitalized Lease" means, at the time any determination thereof is to
           -----------------
be made, any lease of property, real or personal, in respect of which the present value of the minimum rental commitment is capitalized on the balance sheet of the lessee in accordance with GAAP.

          "Capitalized Lease Obligation" means, at the time any determination
           ----------------------------
thereof is to be made, the amount of the liability in respect of a Capitalized Lease which would at such time be required to be capitalized on the balance sheet of the lessee in accordance with GAAP.

          "Cash" means money, currency or the available credit balance in a
           ----
Deposit Account.

          "Cash Equivalents" means any Investment in (i) a marketable
           ----------------
obligation, maturing within two years after issuance thereof, issued by the United States of America or any instrumentality or agency thereof, (ii) a certificate of deposit or banker's acceptance, maturing within one year after issuance thereof, issued by any Lender, or a national or state bank or trust company or a European, Canadian or Japanese bank, in each case having capital, surplus and undivided profits of at least $100 million and whose long-term unsecured debt has a rating of "A" or better by S&P or "A2" or better by Moody's or the equivalent rating by any other nationally recognized rating agency (provided that the aggregate face amount of all Investments in certificates of deposit or bankers' acceptances issued by the principal offices of or branches of European or Japanese banks located outside the United States shall not at any time exceed 33-1/3% of all Investments described in this definition), (iii) open market commercial paper, maturing within 270 days after issuance thereof, which has a rating of "A1" or better by S&P or "P1" or better by Moody's, or the equivalent rating by any other nationally recognized rating agency, (iv) repurchase agreements and reverse repurchase agreements with a term not in excess of one year with any financial institution which has been elected a primary government securities dealer by the Federal Reserve Board or whose securities are rated "AA-" or better by S&P or "Aa3" or better by Moody's or the equivalent rating by any other nationally recognized rating agency relating to marketable direct obligations issued or unconditionally guaranteed by the United States of America or any agency or instrumentality thereof and backed by the full faith and credit of the United States of America, (v) "Money Market" preferred stock maturing within six months after issuance thereof or municipal bonds issued by a corporation organized under the laws of any state of the United States, which has a rating of "A" or better by S&P or Moody's or the equivalent rating by any other nationally recognized rating agency, (vi) tax exempt floating rate option tender bonds backed by letters of credit issued by a national or state bank whose long-term unsecured debt has a rating of "AA" or better by S&P or "Aa2" or better by Moody's or the equivalent rating by any other nationally recognized rating agency, and (vii) shares of any money market mutual fund rated at least AAA or the equivalent thereof by S&P or at least Aaa or the equivalent thereof by Moody's or any other mutual fund holding assets consisting (except for de minimis amounts) of the type specified in clauses of
(i) through (vi) above.

          "Change of Control" means (i) prior to an Initial Public Offering, Mr.
           -----------------
Jon M. Huntsman, his spouse, direct descendants, an entity controlled by any of the foregoing and/or by a trust of the type described hereafter, and/or a trust for the benefit of any of the foregoing (the "Huntsman Group") shall cease to
                                              --------------
have the power, directly or indirectly, to vote or direct the voting of securities having at least a majority of the ordinary voting power for the election of the directors of the Borrower or Huntsman Corporation; and (ii) after an Initial Public Offering, the occurrence of one or more of the following events: (x) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act), other than one or more members of the Huntsman Group, is or becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a person shall be deemed to have "beneficial ownership" of all securities that such Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of 35% or more of the then outstanding Voting Securities of Huntsman Corporation or any Parent Company; (y) the replacement of a majority of the Board of Directors of Huntsman Corporation or any Parent Company over a two-year period from the directors who constituted the Board of Directors of Huntsman Corporation or any Parent Company, as the case may be, at the beginning of such period, and such replacement shall not (A) have been approved by a vote of at least a majority of the Board of Directors of Huntsman Corporation or any Parent Company, as the case may be, then still in office who either were members of such Board of Directors at the beginning of such period or whose election as a member of such Board of Directors was previously so approved or (B) have been elected or nominated for election by one or more members of the Huntsman Group or (z) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act), is or becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), except that a person shall be deemed to have "beneficial ownership" of all securities that such Person has the right to acquire, whether such right is exercisable immediately or only after the passing of time), directly or indirectly, of a greater percentage of the then outstanding Voting Securities of Holdings than that percentage held, collectively, by one or more members of the Huntsman Group.

          "Code" means the Internal Revenue Code of 1986, as from time to time
           ----
amended, including the regulations proposed or promulgated thereunder, or any successor statute and the regulations proposed or promulgated thereunder.

          "Collateral" means all "Collateral" as defined in each of the Security
           ----------
Documents.

          "Collateral Security Agreement" has the meaning assigned to that term
           -----------------------------
in Section 5.1(b).
   --------------

          "Collateral Agent" means Bankers Trust Company in its capacity as
           ----------------
Collateral Agent under the Collateral Security Agreement or any successor Collateral Agent.

          "Commercial Letter of Credit" means any letter of credit or similar
           ---------------------------
instrument issued for the account of the Borrower pursuant to this Agreement for the purpose of supporting trade obligations of the Borrower or any of its Subsidiaries in the ordinary course of business.

          "Commitment" means, with respect to each Lender, the aggregate of the
           ----------
Domestic Revolving Commitment, the Multicurrency Revolving Commitment, the Term A Dollar Commitment, the Term A Euro Commitment, the Term B Commitment and the Term C Commitment of such Lender and "Commitments" means such commitments of all
                                      -----------
of the Lenders collectively.

          "Commitment Fee" has the meaning assigned to that term in Section 3.2.
           --------------                                           -----------

          "Commitment Period" means, the period from and including the date
           -----------------
hereof to but not including the Revolver Termination Date or, in the case of the Swing Line Commitment, five (5) Business Days prior to the Revolver Termination Date.

          "Consolidated Capital Expenditures" shall mean, for the Borrower and
           ---------------------------------
its Subsidiaries, for any period, the aggregate of all expenditures (whether paid in cash or accrued as liabilities and including in all events all Capitalized Lease Obligations) by the Borrower and its Subsidiaries during that period that, in conformity with GAAP, are or are required to be included in the property, plant or equipment reflected in the consolidated balance sheet of the Borrower, and Investments in LPC and Rubicon pursuant to Section 8.7(o).
                                                         --------------

          "Consolidated Cash Interest Expense" means, for any period, (i)
           ----------------------------------
Consolidated Interest Expense, but excluding, however, interest expense not payable in cash, amortization of discount and deferred financing costs, plus or minus, as the case may be (ii) net amounts paid or received under Interest Rate Agreements (with cap payments amortized over the life of the cap) and minus
                                                                      -----
interest income received in Cash or Cash Equivalents in respect of Investments permitted hereunder.

          "Consolidated Debt" means, at any time, all Indebtedness for borrowed
           -----------------
money of the Borrower and its Subsidiaries determined on a consolidated basis in accordance with GAAP and other Indebtedness under Operating Financing Leases incurred pursuant to Section 8.2(d), less cash, Cash Equivalents and Foreign
                     --------------
Cash Equivalents freely available and not subject to any Lien (other than a Lien in favor of the Administrative Agent and/or the Collateral Agent) or transfer restriction.

          "Consolidated EBITDA" means, for any applicable period, the
           -------------------
Consolidated Net Income or Consolidated Net Loss of the Borrower and its Subsidiaries for such period, plus, to the extent deducted in determining the foregoing (i) Consolidated Interest Expense for such period, (ii) the provision for taxes based on income and foreign withholding taxes for such period

(including, without limitation, Tax Distributions) and (iii) depreciation and amortization expense and non-cash expenses related to the Supply Arrangement to the extent a cash reserve is not required to be created in accordance with GAAP, for such period and without giving effect to any extraordinary gains or losses (in accordance with GAAP) for such period or gains or losses from the disposition of assets other than in the ordinary course of business.

          "Consolidated Interest Expense" means, for any period, the sum of
           -----------------------------
total interest expense (including that attributable to Capitalized Leases in accordance with GAAP) of the Borrower and its Subsidiaries on a consolidated basis with respect to all outstanding Indebtedness of the Borrower and its Subsidiaries, including, without limitation, all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing, all as determined on a consolidated basis for the Borrower and its Subsidiaries in accordance with GAAP.

          "Consolidated Net Income" and "Consolidated Net Loss" mean,
           -----------------------       ---------------------
respectively, with respect to any period, the aggregate of the net income (loss) of the Person in question for such period, determined in accordance with GAAP on a consolidated basis, provided that (i) there shall be excluded the income (or loss) of a Person that is not a consolidated Subsidiary, except to the extent of the amount of dividends or other distributions actually paid to the Borrower or any of its Wholly-Owned Subsidiaries by such Person during such period, (ii) the net income (loss) of any Person acquired in a pooling of interests transaction for any period prior to the date of such acquisition shall be excluded, (iii) to the extent not otherwise included in net income of such Person, the amount of any cash distribution in excess of net income of LPC received from LPC derived from operating cash flow of LPC (without giving effect to gains on asset dispositions, extraordinary items or liquidation) shall be added to net income, and (iv) notwithstanding anything to the contrary, there shall be included the income (or loss) of Tioxide Southern Africa (Proprietary) Ltd. attributable to minority interests therein such that, for purposes of this definition, Tioxide Southern Africa (Proprietary) Ltd. shall be treated as if it were a consolidated Subsidiary which is a Wholly-Owned Subsidiary.

          "Consolidated Net Worth" of a Person means total equityholders' equity
           ----------------------
(including, without limitation, preferred stock and other preferred equity interests) of such Person and its Subsidiaries on a consolidated basis in accordance with GAAP, plus an amount equal to the aggregate amount of Tax
                      ----
Distributions made by the Borrower to Holdings after the Initial Borrowing Date.

          "Consolidated Total Assets" means, with respect to any Person, the
           -------------------------
book value, determined on a consolidated basis in accordance with GAAP, of all assets of such Persons and its Subsidiaries.

          "Contaminant" means any material with respect to which  any
           -----------
Environmental Law imposes a duty, obligation or standard of conduct, including without limitation any pollutant contaminant (as those terms are defined in 42 U.S.C. (S)9601(33)), toxic pollutant (as that term is defined in 33 U.S.C.
(S)1362(13)), hazardous substance (as that term is defined in 42 U.S.C.
(S)9601(14)), hazardous chemical (as that term is defined by 29 CFR
(S)1910.1200(c)), hazardous waste (as that term is defined in 42 U.S.C.
(S)6903(5)), or any state or local equivalent of such laws and regulations, including, without limitation, radioactive material, special waste, polychlorinated biphenyls, asbestos, petroleum, including crude oil or any petroleum-derived substance, (or any fraction thereof), waste, or breakdown or decomposition product thereof, or any constituent of any such substance or waste, including but not limited to polychlorinated biphenyls and asbestos.

          "Contractual Obligation" means, as to any Person, any provision of any
           ----------------------
Securities issued by such Person or of any indenture or credit agreement or any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound or to which such property may be subject.

          "Contribution Agreement" means the Contribution Agreement, dated April
           ----------------------
15, 1999 and as amended and restated as of June 4, 1999, among ICI, Holdings, the Borrower and HSCC, as the same may be amended, supplemented or otherwise modified from time in accordance with the terms hereof and thereof.

          "Contribution Documents" means the Contribution Agreement, the
           ----------------------
Ancillary Agreements (as defined in the Contribution Agreement), the Limited Liability Company Agreement of Holdings, the Supply Arrangement Agreements, the Disclosure Letter (as defined in the Contribution Agreement), any material joint venture agreement relating to a joint venture interest subject to the Contribution Agreement and any material agreement, document, instrument and certificate executed and/or delivered on or after the date hereof pursuant to the terms thereof.

          "Credit Exposure" has the meaning assigned to that term in Section
           ---------------                                           -------
12.8(b).
-------

          "Credit Event" means the making of any Loan or the issuance of any
           ------------
Letter of Credit.

          "Credit Party" means the Borrower, Holdings and any guarantor which
           ------------
may hereafter enter into a Guaranty with respect to the Obligations.

          "Customary Permitted Liens" means:
           -------------------------

          (i) Liens for taxes not yet due and payable or which are being contested in good faith by appropriate proceedings diligently pursued, provided that (x) any proceedings commenced for the enforcement of such Liens shall have been stayed or suspended within 30 days of the commencement thereof and (y) provision for the payment of all such taxes known to such Person has been made on the books of such Person to the extent required by GAAP;

          (ii) mechanics', processor's, materialmen's, carriers', warehouse-men's, landlord's and similar Liens arising by operation of law and arising in the ordinary course of business and securing obligations of such Person that are not overdue for a period of more than 30 days or are being contested in good faith by appropriate proceedings diligently pursued, provided that (x) any proceedings commenced for the enforcement of such Liens shall have been stayed or suspended within 30 days of the commencement thereof and (y) provision for the payment of such Liens has been made on the books of such Person to the extent required by GAAP;

          (iii) Liens arising in connection with worker's compensation, unemployment insurance, old age pensions and social security benefits which are not overdue or are being contested in good faith by appropriate proceedings diligently pursued, provided that (A) any proceedings commenced for the enforcement of such Liens shall have been stayed or suspended within 30 days of the commencement thereof and (B) provision for the payment of such Liens has been made on the books of such Person to the extent required by GAAP;

          (iv) (x) Liens incurred or deposits made in the ordinary course of business to secure the performance of bids, tenders, statutory obligations, fee and expense arrangements with trustees and fiscal agents (exclusive of obligations incurred in connection with the borrowing of money or the payment of the deferred purchase price of property) and customary deposits granted in the ordinary course of business under Operating Leases and (y) Liens securing surety, indemnity, performance, appeal and release bonds, provided that full provision for the payment of all such obligations has been made on the books of such Person to the extent required by GAAP;

          (v)  Permitted Real Property Encumbrances;

          (vi) attachment, judgment or other similar Liens arising in connection with court or arbitration proceedings involving individually and in the aggregate liability of $10,000,000 or less at any one time, provided the same are discharged, or that execution or enforcement thereof is stayed pending appeal, within 60 days or, in the case of any stay of execution or enforcement pending appeal, within such lesser time during which such appeal may be taken;

          (vii) leases or subleases granted to others not interfering in any material respect with the business of the Borrower or any of its Subsidiaries and any interest or title of a lessor under any lease permitted by this Agreement or the Security Documents;

          (viii) customary rights of set off, revocation, refund or chargeback under deposit agreements or under the UCC of banks or other financial institutions where Holdings or any of its Subsidiaries maintains deposits in the ordinary course of business permitted by this Agreement; and

          (ix) Environmental Liens, to the extent that (x) any proceedings commenced for the enforcement of such Liens shall have been suspended or are being contested in good faith, (y) provision for all liability and damages that are the subject of said Environmental Liens has been made on the books of such Person to the extent required by GAAP and (z) such Liens do not relate to obligations exceeding $5,000,000 in the aggregate at any one time.

          "Default Rate" means a variable rate per annum which shall be two
           ------------
percent (2%) per annum plus either (i) the then applicable interest rate
                       ----
hereunder in respect of the amount on which the Default Rate is being assessed or (ii) if there is no such applicable interest rate, the Base Rate plus the Applicable Base Rate Margin, but in no event in excess of that permitted by applicable law.

          "Defaulting Lender" means any Lender with respect to which a Lender
           -----------------
Default is in effect.

          "Deposit Account" means a demand, time, savings, passbook or like
           ---------------
account with a bank, savings and loan association, credit union or like organization, other than an account evidenced by a negotiable certificate of deposit.

          "Documents" means the Loan Documents and the Transaction Documents.
           ---------

          "Dollar" and "$" means the lawful currency of the United States of
           ------       -
America.

          "Dollar Equivalent" means, at any time, (i) as to any amount
           -----------------
denominated in Dollars, the amount thereof at such time, and (ii) as to any amount denominated in any Alternative Currency, the equivalent amount in Dollars as determined by the Administrative Agent at such time on the basis of the Spot Rate.

          "Domestic Collateral Account" has the meaning assigned to that term in
           ---------------------------
Section 4.4(a).
--------------

          "Domestic LC Obligations"  means, at any time, an amount equal to the
           -----------------------
sum of (a) the sum of the aggregate Stated Amount of the then outstanding Domestic Letters of Credit plus the aggregate Stated Amount of the then outstanding Domestic Supported Foreign LCs and (b) the sum of the Assigned Dollar Value of the aggregate amount of drawings under Domestic Letters of Credit plus the Assigned Dollar Value of the aggregate amount of drawings under Domestic Supported Foreign LCs, in each case, which have not then been reimbursed pursuant to Section 2.10(c). The Domestic LC Obligations of any
                       ---------------
Domestic Revolving Lender at any time shall mean its Domestic Revolver Pro Rata Share of the aggregate Domestic LC Obligations outstanding at such time.

          "Domestic Letter of Credit" means any Letter of Credit issued pursuant
           -------------------------
to Section 2.10(a)(i).
   ------------------

          "Domestic Revolver Pro Rata Share" means, when used with reference to
           --------------------------------
any Domestic Revolving Lender and any described aggregate or total amount, an amount equal to the result obtained by multiplying such described aggregate or total amount by a fraction the numerator of which shall be such Domestic Revolving Lender's Domestic Revolving Commitment or, if the Revolver Termination Date has occurred, such Domestic Revolving Lender's then outstanding Domestic Revolving Loans and the denominator of which shall be the Domestic Revolving Commitments or, if the Revolver Termination Date has occurred, all then outstanding Domestic Revolving Loans.

          "Domestic Revolving Commitment" means, with respect to any Domestic
           -----------------------------
Revolving Lender, the obligation of such Domestic Revolving Lender to make Domestic Revolving Loans and to participate in Domestic Letters of Credit, Domestic Supported Foreign LCs and Swing Line Loans, as such commitment may be adjusted from time to time pursuant to this Agreement, which commitment as of the date hereof is the amount set forth opposite such lender's name on Schedule
                                                                       --------
1.1(a) hereto under the caption "Amount of Domestic Revolving Commitment" as the
------
same may be adjusted from time to time pursuant to the terms hereof and "Domestic Revolving Commitments" means such commitments collectively, which
-------------------------------
commitments equal $325,000,000 in the aggregate as of the date hereof.

          "Domestic Revolving Facility" means the credit facility under this
           ---------------------------
Agreement evidenced by the Domestic Revolving Commitments and the Domestic Revolving Loans.

          "Domestic Revolving Lender" means any Lender which has a Domestic
           -------------------------
Revolving Commitment or is owed a Domestic Revolving Loan (or a portion thereof).

          "Domestic Revolving Loan" and "Domestic Revolving Loans" have the
           -----------------------       ------------------------
meanings given in Section 2.1(d)(i).
                  -----------------

          "Domestic Supported Foreign LC" has the meaning assigned to that term
           -----------------------------
in Section 2.10(j).
   ---------------

          "Domestic Subsidiary" means any Subsidiary other than a Foreign
           -------------------
Subsidiary not a party to the Subsidiary Guaranty or a guaranty delivered pursuant to Section 7.15(c).
            ---------------

          "Dutch Mixer" means Huntsman ICI Investments (Netherlands) B.V., a
           -----------
direct Wholly-Owned Subsidiary of UK Holdco 2 organized under the laws of the Netherlands.

          "Effective Date" has the meaning assigned to that term in Section
           --------------                                           -------
12.16.
-----

          "Eligible Assignee" means a commercial bank, investment company,
           -----------------
financial institution, financial company, fund (whether a corporation, partnership, trust or other entity) or insurance company in each case, together with its Affiliates or funds with the same investment advisor or that have an Affiliate of such investment advisor as their investment advisor, which extends credit or buys loans in the ordinary course of its business or any other Person approved by the Administrative Agent and the Borrower, such approval not to be unreasonably withheld.

          "Employee Benefit Plan" means an "employee benefit plan" as defined in
           ---------------------
Section 3(3) of ERISA, which is or has been established or maintained, or to which contributions are or have been made, by the Borrower or any of its ERISA Affiliates, any Subsidiary of the Borrower or ERISA Affiliates of such Subsidiary.

          "Environmental Claim" means any notice of violation, claim, suit,
           -------------------
demand, abatement order, or other order or direction (conditional or otherwise) by any Governmental Authority or any Person for any damage, personal injury (including sickness, disease or death), tangible or intangible property damage, contribution, cost recovery, or any other common law claims, indemnity, indirect or consequential damages, damage to the environment, nuisance, cost recovery, or any other common law claims, pollution, contamination or other adverse effects on the environment, human health, or natural resources, or for fines, penalties, restrictions or injunctive relief, resulting from or based upon (i) the occurrence or existence of a Release or substantial threat of a material Release (whether sudden or non-sudden or accidental or non-accidental) of, or exposure to, any Contaminant in, into or onto the environment at, in, by, from or related to any real estate owned, leased or operated at any time by the Borrower or any of its Subsidiaries (the "Premises"), (ii) the use, handling, generation, transportation, storage, treatment or disposal of Contaminants in connection with the operation of any Premises, or (iii) the violation, or alleged violation, of any Environmental Laws relating to environmental matters connected with the Borrower's operations or any Premises.

          "Environmental Laws" means any and all applicable foreign, federal,
           ------------------
state or local laws, statutes, ordinances, codes, rules, regulations, orders, decrees, judgments, directives, or Environmental Permits and cleanup or action standards, levels or objectives imposing liability or standards of conduct for or relating to the protection of health, safety or the environment, including, but not limited to, the following statutes as now written and hereafter amended: the Water Pollution Control Act, as codified in 33 U.S.C. (S)1251 et seq., the
                                                                  ------
Clean Air Act, as codified in 42 U.S.C. (S)7401 et seq., the Toxic Substances
                                                ------
Control Act, as codified in 15 U.S.C. (S)2601 et seq., the Solid Waste Disposal
                                              ------
Act, as codified in 42 U.S.C. (S)6901 et seq., the Comprehensive Environmental
                                      ------
Response, Compensation and Liability Act, as codified in 42 U.S.C. (S)9601 et
                                                                           --
seq., the Emergency Planning and Community Right-to-Know Act of 1986, as
---
codified in 42 U.S.C. (S)11001 et seq., and the Safe Drinking Water Act, as
                               ------
codified in 42 U.S.C. (S)300f et seq., and any related regulations, as well as
                              ------
all state and local equivalents.

          "Environmental Lien" means a Lien in favor of any Governmental
           ------------------
Authority for (i) any liability under Environmental Laws, or licenses, authorizations, or directions of any Government Authority or court, or (ii) damages relating to, or costs incurred by such Governmental Authority in response to, a Release or threatened Release of a Contaminant into the environment.

          "Environmental Permits" means any and all permits, licenses,
           ---------------------
certificates, authorizations or approvals of any Governmental Authority required by Environmental Laws or necessary or reasonably required for the business of the Borrower or any Subsidiary of the Borrower.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as
           -----
from time to time amended.

          "ERISA Affiliate" means, with respect to any Person, any trade or
           ---------------
business (whether or not incorporated) which, together with such Person, is under common control as described in Section 414(c) of the Code, is a member of a "controlled group", as defined in Section 414(b) of the Code, or is a member of an "affiliated service group", as defined in Section 414(m) of the Code which includes such Person. Unless otherwise qualified, all references to an "ERISA Affiliate" in this Agreement shall refer to an ERISA Affiliate of the Borrower or any Subsidiary.

          "Euro" means the single currency of participating member states of the
           ----
European Monetary Union.

          "Euro Equivalent" means, at any time, (i) as to any amount denominated
           ---------------
in Euros, the amount thereof at such time, and (ii) as to any amount denominated in Dollars or any other currency, the equivalent in Euros as determined by the Administrative Agent at such time on the basis of the Spot Rate.

          "Eurocurrency Loan" means any Loan bearing interest at a rate
           -----------------
determined by reference to the Eurocurrency Rate.

          "Eurocurrency Rate" means (i) in the case of Dollar-denominated Loans,
           -----------------
the arithmetic average (rounded upwards, if necessary, to the nearest 1/16 of 1%) of the offered quotation, if any, to first class banks in the New York interbank market by the Administrative Agent for non-U.S. deposits in Dollars of amounts in immediately available funds comparable to the principal amount of the applicable Eurocurrency Loan of the Administrative Agent for which the Eurocurrency Rate is being determined with maturities comparable to the Interest Period for which such Eurocurrency Rate will apply as of approximately 10:00 a.m. (New York City time) on the applicable Interest Rate Determination Date and
(ii) in the case of Euro and Sterling denominated Loans, the arithmetic average (rounded upwards, if necessary, to the nearest 1/16 of 1%) of the offered quotation, if any, to first class banks in the London interbank market by the Administrative Agent for non-U.S. deposits in Euro or Sterling, as the case may be, of amounts in immediately available funds comparable to the principal amount of the applicable Eurocurrency Loan of the Administrative Agent for which the Eurocurrency Rate is being determined with maturities comparable to the Interest Period for which such Eurocurrency Rate will apply as of approximately 11:00 A.M. (London time) on the applicable Interest Rate Determination Date. In the case of Eurocurrency Loans and Swing Line Loans maintained at the Quoted Rate, the cost of the Lenders of complying with any Mandatory Costs will be added to the interest rate computed in the manner set forth in Schedule 1(b).
                                                      -------------

          "Eurocurrency Reserve Rate" means, with respect to each day during
           -------------------------
each Interest Period pertaining to a Eurocurrency Loan, a rate per annum determined for such day in accordance with the following formula (rounded upwards, if necessary, to the nearest 1/100th of 1%):

                                   Eurocurrency Rate
                                   -----------------

            1.00 - Eurocurrency Reserve Requirements

          "Eurocurrency Reserve Requirements" means, for any day as applied to a
           ---------------------------------
Eurocurrency Loan, the aggregate (without duplication) of the maximum rates (expressed as a decimal fraction) of reserve requirements in effect on such day (including, without limitation, basic, supplemental, marginal and emergency reserves under any regulations of the Board or other Governmental Authority having jurisdiction with respect thereto) dealing with reserve requirements prescribed for Eurocurrency funding (currently referred to as "Eurocurrency liabilities" in Regulation D of the Board).

          "Event of Default" has the meaning assigned to that term in Section
           ----------------                                           -------
10.1.
----

          "Excess Cash Flow" means, for any Fiscal Year (commencing with the
           ----------------
Fiscal Year ending December 31, 2000), an amount not less than zero calculated as of the close of business on November 30 of each year, equal to (i) the sum of
(x) the average daily aggregate Total Available Domestic Revolving Commitment and Total Available Multicurrency Revolving Commitment during the period of October 1 through and including November 30 of such year plus (y) the average
                                                         ----
daily balance of cash, Cash Equivalents and the Dollar Equivalent as of November 30 of Foreign Cash Equivalents, held during the period October 1 through and including November 30 of such year, less (ii) the sum of (w) the Dollar
                                    ----
Equivalent of the then Scheduled Term A Repayment, if any, due in December of such year plus (x) the aggregate amount of Net Sale Proceeds from Asset
          ----
Dispositions during such Fiscal Year to the extent not reinvested prior to November 30 of such Fiscal Year, plus (y) the aggregate amount of cash proceeds
                                 ----
from Recovery Events received by the Borrower or any of its Subsidiaries during such Fiscal Year to the extent not reinvested prior to November 30 of such Fiscal Year, plus (z) $450,000,000.
             ----

          "Exchange Act" means the Securities Exchange Act of 1934, as amended
           ------------
and as codified in 15 U.S.C. (S)78a et seq. and as hereafter amended.
                                    -------

          "Exchange Rate" shall mean, on any day, (i) with respect to any
           -------------
Alternative Currency, the Spot Rate at which Dollars are offered on such day by the Administrative Agent in London or New York (as selected by the Administrative Agent) for such Alternative Currency at approximately 11:00 A.M. (London time or New York time, as applicable), and (ii) with respect to Dollars in relation to any specified Alternative Currency, the Spot Rate at which such specified Alternative Currency is offered on such day by the Administrative Agent in London or New York for Dollars at approximately 11:00 A.M. (London time or New York time, as applicable). The Administrative Agent shall provided the Borrower with the then current Exchange Rate from time to time upon the Borrower's request therefor.

          "Exchange Rate Determination Date" means (i) for purposes of the
           --------------------------------
determination of the Exchange Rate of any stated amount on any Business Day in relation to any Borrowing of Multicurrency Revolving Loans or Swing Line Loans in an Alternative Currency, the date which is three Business Days prior to such Borrowing, (ii) for purposes of the determination of the Exchange Rate of any Stated Amount in relation to any issuance of any Letter of Credit, on the date of such issuance and (iii) for the purpose of determining the Exchange Rate to make determinations pursuant to Section 4.4(a), the last Business Day of each
                                ---------------
calendar month.

          "Facility" means any of the credit facilities established under this
           --------
Agreement, i.e., the Term A Dollar Facility, the Term A Euro Facility, the Term
           ----
B Facility, the Term C Facility, the Domestic Revolving Facility or the Multicurrency Revolving Facility.

          "Facing Agent" means each of BT and any other Lender agreed to by such
           ------------
Lender, the Borrower and the Administrative Agent.

          "Federal Funds Rate" means on any one day, the rate per annum equal to
           ------------------
the weighted average (rounded upwards, if necessary, to the nearest 1/100th of 1%) of the rate on overnight federal funds transactions with members of the Federal Reserve System only arranged by federal funds brokers, as published as of such day by the Federal Reserve Bank of New York, or, if such rate is not so published, the average of the quotations for such day on such transactions received by BT from three federal funds brokers of recognized standing selected by BT.

          "Fiscal Quarter" has the meaning assigned to that term in Section
           --------------                                           -------
7.13.
----

          "Fiscal Year" has the meaning assigned to that term in Section 7.13.
           -----------                                           ------------

          "Foreign Cash Equivalents" means (i) debt securities with a maturity
           ------------------------
of 365 days or less issued by any member nation of the European Union, Switzerland or any other country whose debt securities are rated by S&P and Moody's A-1 or P-1, or the equivalent thereof (if a short-term debt rating is provided by either) or at least AA or Aa2, or the equivalent thereof (if a long-term unsecured debt rating is provided by either)(each such jurisdiction, an "Approved Jurisdiction"), or any agency or instrumentality of an Approved
-----------------------
Jurisdiction, provided that the full faith and credit of the Approved Jurisdiction is pledged in support of such debt securities or such debt securities constitute a general obligation of the Approved Jurisdiction and (ii) debt securities in an aggregate principal amount not to exceed the Dollar Equivalent of $20,000,000 with a maturity of 365 days or less issued by any nation in which the Borrower or its Subsidiaries has cash which is the subject of restrictions on export or any agency or instrumentality of such nation, provided that the full faith and credit of such nation is pledged in support of such debt securities or such debt securities constitute a general obligation of such nation.

          "Foreign Intercompany Loan Documents" means the Foreign Intercompany
           -----------------------------------
Notes and the Foreign Intercompany Loan Security Documents.

          "Foreign Intercompany Loan Security Documents" means each security
           --------------------------------------------
agreement, mortgage, agreement, assignment, security agreement, instrument, document, guarantee, pledge agreement, collateral assignment, subordination agreement and other collateral documents in the nature of any of the foregoing, each in form and substance reasonably satisfactory to the Administrative Agent, entered into by a Foreign Subsidiary of the Borrower in favor of UK Holdco 1.

          "Foreign Intercompany Note" means a demand promissory note (or a
           -------------------------
promissory note payable on a date reasonably satisfactory to the Administrative Agent) issued by a Foreign

Subsidiary directly to UK Holdco 1 substantially in the form of Exhibit 1.1(b)
                                                                --------------
or such other form or payee that is satisfactory to the Administrative Agent.

          "Foreign Pension Plan" means any plan, fund (including, without
          ---------------------
limitation, any super-annuation fund) or other similar program established or maintained outside of the United States of America by Holdings or one or more of its Subsidiaries or its Affiliates primarily for the benefit of employees of Holdings or such Subsidiaries or its Affiliates residing outside the United States of America, which plan, fund, or similar program provides or results in, retirement income, a deferral of income in contemplation of retirement or payments to be made upon termination of employment, and which is not subject to ERISA or the Code.

          "Foreign Subsidiary" means any Subsidiary that is organized under the
           ------------------
laws of a jurisdiction other than the United States of America or any state thereof or the District of Columbia and that is not a Subsidiary Guarantor.

          "GAAP" means generally accepted accounting principles in the U.S. as
           ----
in effect from time to time.

          "Governmental Authority" means any nation or government, any state or
           ----------------------
other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of government.

          "Guarantee Obligations" means, as to any Person, without duplication,
           ---------------------
any direct or indirect obligation of such Person guaranteeing or intended to guarantee any Indebtedness, Capitalized Lease or Operating Financing Lease, dividend or other obligation ("primary obligations") of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of such Person, whether or not contingent:
(i) to purchase any such primary obligation or any property constituting direct or indirect security therefor; (ii) to advance or supply funds (x) for the purchase or payment of any such primary obligation, or (y) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor; (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation; or (iv) otherwise to assure or hold harmless the owner of such primary obligation against loss in respect thereof; provided, however,
                                                            --------  -------
that the term Guarantee Obligations shall not include any endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Guarantee Obligation at any time shall be deemed to be an amount equal to the lesser at such time of (x) the stated or determinable amount of the primary obligation in respect of which such Guarantee Obligation is made or (y) the maximum amount for which such Person may be liable pursuant to the terms of the instrument embodying such Guarantee

Obligation; or, if not stated or determinable, the maximum reasonably anticipated liability (assuming full performance) in respect thereof.

          "Guaranteed Creditors" means and includes (i) the Administrative Agent
           --------------------
and the Lenders and (ii) each Person (other than any Credit Party) which is a party to an Interest Rate Agreement or Other Hedging Agreement or an Overdraft Facility, in each case to the extent such Person constitutes a Secured Party.

          "Guaranteed Obligations" means (i) the full and prompt payment when
           ----------------------
due (whether at the stated maturity, by acceleration or otherwise) of the principal and interest (whether such interest is allowed as a claim in a bankruptcy proceeding with respect to the Borrower or otherwise) on each Note issued by the Borrower to each Lender, and Loans made under this Agreement and all reimbursement obligations and Unpaid Drawings with respect to Letters of Credit, together with all other obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities (including, without limitation, indemnities, fees and interest thereon) of the Borrower to such Lender now existing or hereafter incurred under, arising out of or in connection with this Agreement or any other Loan Documents and the due performance and compliance with all terms, conditions and agreements contained in the Loan Documents by the Borrower and (ii) the full and prompt payment when due (whether by acceleration or otherwise) of all obligations (including obligations which, but for the automatic stay under
Section 362(a) of the Bankruptcy Code, would become due) of the Borrower (or, if permitted by Section 8.2, its Subsidiaries)owing under any Interest Rate
             -----------
Agreement or Other Hedging Agreement or any Overdraft Facility entered into by the Borrower or any of its Subsidiaries with any Lender or any Affiliate thereof (even if such Lender subsequently ceases to be a Lender under this Agreement for any reason) so long as such Lender or Affiliate participates in such Interest Rate Agreement or Other Hedging Agreement or Overdraft Facility, as the case may be, and their subsequent assigns, if any, whether or not in existence or hereafter arising, and the due performance and compliance with all terms, conditions and agreements contained therein.

          "Guaranty" means, collectively, (i) the Subsidiary Guaranty, (ii) the
           --------
guaranty of Holdings contained in Article XIII and (iii) each guaranty delivered
                                  ------------
by a Foreign Subsidiary pursuant to Section 7.15, in each case as the same may
                                    ------------
be amended, supplemented or otherwise modified from time to time.

          "Hazardous Materials" means (i) any petrochemical or petroleum
           -------------------
products, radioactive materials, asbestos in any form that is or could become friable, urea formaldehyde foam insulation, transformers or other equipment that contain dielectric fluid containing levels of polychlorinated biphenyls and radon gas; (ii) any chemicals, materials or substances defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials," "restricted hazardous materials," "extremely hazardous wastes," "restrictive hazardous wastes," "toxic substances," "toxic pollutants," "contaminants" or "pollutants," or words of similar meaning and regulatory effect; or (iii) any other chemical, material or substance, exposure to which is prohibited, limited or regulated by any Governmental Authority.

          "Holdings" has the meaning assigned to that term in the introduction
           --------
to this Agreement.

          "Holdings Zero Coupon Note Documents" means, collectively, the
           -----------------------------------
indenture and/or promissory note under which the Holdings Zero Coupon Notes are issued and all other documents evidencing or otherwise governing the terms of the Holdings Zero Coupon Notes.

          "Holdings Zero Coupon Notes" means, collectively, the Senior Discount
           --------------------------
Notes due 2009 and the Subordinated Discount Notes due 2009 to be issued by Holdings pursuant to the Holdings Coupon Zero Note Documents and any notes into which any such Holdings Zero Coupon Notes may be exchanged or replaced pursuant to the terms of the indenture pursuant to which such Holdings Zero Coupon Notes are issued.

          "HSCC" means Huntsman Specialty Chemicals Corporation, a Utah
           ----
corporation.

          "Huntsman Agreements" means, collectively, (i) each agreement listed
           -------------------
on Exhibit 1.1(c) and (ii) each other agreement, subject to Section 7.18,
   --------------                                           ------------
entered into between Holdings and/or the Borrower and any of their respective Subsidiaries on the one hand and any Huntsman Affiliate on the other hand and contemplated by Schedule 5 of the Contribution Agreement so long as (x) the costs associated with such agreement have been reflected in the Projections, (y) such agreements are consistent with the past practices of each such Person and
(z) such agreements are not material to the business of the Borrower.

          "Huntsman Affiliate" means Huntsman Corporation or any of its
           ------------------
Affiliates (other than Holdings and its Subsidiaries).

          "Huntsman Corporation" means Huntsman Corporation, a Utah corporation.
           --------------------

          "Huntsman ICI Finco" means Huntsman ICI Financial LLC, a direct
           ------------------
Wholly-Owned Subsidiary of the Borrower that is a limited liability company formed under the laws of Delaware.

          "ICI" means Imperial Chemical Industries PLC, a company incorporated
           ---
under the laws of England and Wales.

          "ICI Affiliate" means ICI or any of its Affiliates (other than
           -------------
Holdings and its Subsidiaries).

          "ICI Agreements" means, collectively, (i) each agreement listed on
           --------------
Exhibit 1.1(d) and (ii) each other agreement, subject to Section 7.18, entered
--------------                                           ------------
into between Holdings or the Borrower and any of their respective Subsidiaries on the one hand and any Affiliate of ICI on the other hand and contemplated by
Schedule 5 of the Contribution Agreement, so long as (x) the costs associated with such agreement have been reflected in the Projections, (y) such agreements are consistent with the past practices of each such Person and (z) such agreements are not material to the business of the Borrower.

          "ICI Contributed Business" means the business as described in Schedule
           ------------------------                                     --------
1.1(c).
------

          "ICI Holland" means ICI Holland B.V., a company organized under the
           -----------
laws of The Netherlands.

          "Indebtedness" means, as applied to any Person (without duplication):
           ------------

               (i)  all obligations of such Person for borrowed money;

               (ii) the deferred and unpaid balance of the purchase price of assets or services (other than trade payables and other accrued liabilities incurred in the ordinary course of business that are not overdue by more than 90 days unless being contested in good faith) which purchase price is
     (x) due more than six months from the date of incurrence of the obligation in respect thereof or (y) evidenced by a note or a similar written instrument;

               (iii)  all Capitalized Lease Obligations;

               (iv) all indebtedness secured by any Lien (other than Customary Permitted Liens) on any property owned by such Person, whether or not such indebtedness has been assumed by such Person or is nonrecourse to such Person;

               (v) notes payable and drafts accepted representing extensions of credit whether or not representing obligations for borrowed money (other than such notes or drafts for the deferred purchase price of assets or services which does not constitute Indebtedness pursuant to clause (ii) above);

               (vi) indebtedness or obligations of such Person, in each case, evidenced by bonds, notes or similar written instruments;

               (vii) the face amount of all letters of credit and bankers' acceptances issued for the account of such Person, and without duplication, all drafts drawn thereunder other than, in each case, commercial or standby letters of credit or the functional equivalent thereof issued in connection with performance, bid or advance payment obligations incurred in the ordinary course of business, including, without limitation, performance requirements under workers compensation or similar laws;

               (viii) all obligations of such Person under Interest Rate Agreements or Other Hedging Agreements;

               (ix)    Guarantee Obligations of such Person;

               (x) the aggregate outstanding amount of Receivables Facility Attributed Indebtedness or the gross proceeds from any similar transaction, regardless of whether such transaction is effected without recourse to such Person or in a manner that would not otherwise be reflected as a liability on a balance sheet of such Person in accordance with GAAP; and

               (xi) the Attributable Debt of any synthetic lease, tax retention operating lease, off-balance sheet loan or similar off-balance sheet financing product to which such Person is a party, where such transaction is considered borrowed money indebtedness for tax purposes but is classified as an operating lease in accordance with GAAP;

provided, however, notwithstanding the foregoing, "Indebtedness" shall not
--------  -------
include deferred taxes or unsecured indebtedness of the Borrower and/or its Subsidiaries incurred to finance insurance premiums in a principal amount not in excess of the casualty and other insurance premiums to be paid by the Borrower and/or its Subsidiaries for a three-year period beginning on the date of any incurrence of such indebtedness.

          "Indebtedness to Remain Outstanding" shall have the meaning assigned
           ----------------------------------
to that term in Section 6.5(d).
                --------------

          "Indemnified Party" has the meaning assigned to that term in Section
           -----------------                                           -------
12.4(a).
-------

          "Independent Financial Advisor" means an accounting, appraisal,
           -----------------------------
investment banking or consulting firm of nationally recognized standing that is, in the reasonable and good faith judgment of the board of directors of the Borrower, qualified to perform the task for which such firm has been engaged and disinterested and independent with respect to the Borrower and its Affiliates.

          "Initial Borrowing" means the first Borrowing by the Borrower under
           -----------------
this Agreement.

          "Initial Borrowing Date" means the date of the Initial Borrowing.
           ----------------------

          "Initial Loan" means the first Loan made by the Lenders under this
           ------------
Agreement.

          "Initial Public Offering" means an initial public offering of Huntsman
           -----------------------
Corporation or Holdings.

          "Intellectual Property" has the meaning assigned to that term in
           ----------------------
Section 6.19.
-------------

          "Intercompany Loan" has the meaning assigned to that term in Section
           -----------------                                           -------
8.7(i);
------

          "Intercompany Note" means either (i) the UK Holdco Note or (ii) a
           -----------------
Foreign Intercompany Note.

          "Interest Coverage Ratio" means, for any period, the ratio of
           -----------------------
Consolidated EBITDA to Consolidated Cash Interest Expense for such period.

          "Interest Payment Date" means (i) as to any Base Rate Loan, each
           ---------------------
Quarterly Payment Date to occur while such Loan is outstanding, (ii) as to any Eurocurrency Loan, the last day of the Interest Period applicable thereto and
(iii) as to any Eurocurrency Loan having an Interest Period longer than three months, each three (3) month anniversary of the first day of the Interest Period applicable thereto and the last day of the Interest Period applicable thereto; provided, however, that, in addition to the foregoing, each of (A) the date upon
--------  -------
which both the Domestic Revolving Commitments and the Multicurrency Revolving Commitments have been terminated and the Domestic Revolving Loans and the Multicurrency Revolving Loans have been paid in full and (B) the Term A Loan Maturity Date, the Term B Loan Maturity Date and the Term C Loan Maturity Date shall be deemed to be an "Interest Payment Date" with respect to any interest which is then accrued hereunder for such Loan.

          "Interest Period" has the meaning assigned to that term in Section
           ---------------                                           -------
3.4.
---

          "Interest Rate Agreement" means any interest rate swap agreement,
           -----------------------
interest rate cap agreement, interest rate collar agreement, interest rate futures contract, interest rate option contract or other similar agreement or arrangement to which the Borrower or any Subsidiary is a party.

          "Interest Rate Determination Date" means the date for calculating the
           --------------------------------
Eurocurrency Rate for an Interest Period, which date shall be (i) in the case of any Eurocurrency Loan in Dollars, the second Business Day prior to the first day of the related Interest Period for such Loan or (ii) in the case of any Eurocurrency Loan in Euros, the date on which quotations would ordinarily be given by prime banks in the London interbank market for deposits in Euro for value on the first day of the related Interest Period for such Eurocurrency Loan.

          "Interim Maturity Date" means the last day of any Interest Period.
           ---------------------

          "Inventory" means, inclusively, all inventory as defined in the
           ---------
Uniform Commercial Code in effect in the State of New York from time to time and all goods, merchandise and other personal property wherever located, now owned or hereafter acquired by the Borrower or any of its Subsidiaries of every kind or description which are held for sale or lease or are furnished or to be furnished under a contract of service or are raw materials, work-in-process or materials used or consumed or to be used or consumed in the Borrower's or any of its Subsidiaries' business.

          "Investment" means, as applied to any Person, (i) any direct or
           ----------
indirect purchase or other acquisition by that Person of, or a beneficial interest in, Securities of any other Person, or a capital contribution by that Person to any other Person, (ii) any direct or indirect loan or advance to any other Person (other than prepaid expenses or Accounts Receivable created or acquired in the ordinary course of business), including all Indebtedness to such Person arising from a sale of property by such person other than in the ordinary course of its business or (iii) any purchase by that Person of all or a significant part of the assets of a business conducted by another Person. The amount of any Investment by any Person on any date of determination shall be the sum of the acquisition price of the gross assets acquired by such Person (including the amount of any liability assumed in connection with the acquisition by such Person to the extent such liability would be reflected on a balance sheet prepared in accordance with GAAP) plus all additional capital
                                                ----
contributions or purchase price paid in respect thereof, without any adjustments for increases or decreases in value, or write-ups, write-downs or write-offs with respect to such Investment minus the amount of all cash returns of
                                -----
principal or capital thereon, cash dividends thereon and other cash returns on investment thereon or liabilities expressly assumed by another Person (other than the Borrower or another Subsidiary of the Borrower) in connection with the sale of such Investment. Whenever the term "outstanding" is used in this Agreement with reference to an Investment, it shall take into account the matters referred to in the preceding sentence.

          "Investment Agreement" means the Subscription Agreement, dated as of June 3, 1999, among Holdings, BT Capital Investors, L.P., Chase Equity Associates, L.P. and Goldman Sachs Group, Inc.

          "IRS" means the United States Internal Revenue Service, or any
           ---
successor or analogous organization.

          "Issuer" means the issuer under, and as defined in, the relevant
           ------
Receivables Documents.

          "Joint Venture" means any corporation, partnership, limited liability
           -------------
company, joint venture or other similar legal arrangement (whether created by contract or conducted through a separate legal entity) now or hereafter formed by the Borrower or any of its Subsidiaries with another Person in order to conduct a common venture or enterprise with such Person.

          "LC Commission" has the meaning assigned to that term in Section
           -------------                                           -------
2.10(e)(ii).
-----------

          "LC Obligations" means, collectively, the Domestic LC Obligations and
           --------------
the Multicurrency LC Obligations.

          "Lender" and "Lenders" have the respective meanings assigned to those
           ------       -------
terms in the introduction to this Agreement and shall include any Person that becomes a "Lender" as contemplated by Section 12.8.
                                      ------------

          "Lender Default" means (i) the refusal (which has not been retracted)
           --------------
of a Lender to make available its portion of any Borrowing when the conditions precedent thereto, in the determination of the Administrative Agent, have been met or to fund its portion of any unreimbursed payment under Section 2.10(d) or
                                                             ---------------
(ii) a Lender having notified in writing the Borrower and/or the Administrative Agent that it does not intend to comply with its obligations under Section 2.1
                                                                   -----------
or Section 2.10(d), as a result of any takeover of such Lender by any regulatory
   ---------------
authority or agency.

          "Letters of Credit" means, collectively, all Commercial Letters of
           -----------------
Credit, Standby Letters of Credit and, in the case of a Letter of Credit to be designated as a Multicurrency Letter of Credit, bank guarantees, in each case as issued pursuant to this Agreement, and "Letter of Credit" means any one of such
                                        ----------------
Letters of Credit.

          "Letter of Credit Amendment Request" has the meaning assigned to that
           ----------------------------------
term in Section 2.10(b).
        ---------------

          "Letter of Credit Payment" means, as applicable (i) all payments made
           ------------------------
by Facing Agent pursuant to either a draft or demand for payment under a Letter of Credit or (ii) all payments by Domestic Revolving Lenders or Multicurrency Revolving Lenders, as the case may be, to a Facing Agent in respect thereof (whether or not in accordance with their Domestic Revolver Pro Rata Share or Multicurrency Revolver Pro Rata Share, as the case may be).

          "Letter of Credit Request" has the meaning assigned to that term in
           ------------------------
Section 2.10(b).
---------------

          "Leverage Ratio" means, for any Test Period, the ratio of Consolidated
           --------------
Debt as of the last day of such Test Period to Consolidated EBITDA for such Test Period; provided, that for the purpose of determining the Applicable Base Rate
        --------
Margin, the Applicable Commitment Fee Percentage, the Applicable Eurocurrency Margin and compliance with Section 9.4, Consolidated EBITDA for any Test Period
                           -----------
containing the Fiscal Quarters ended (i) March 31, 1999 shall be deemed to be $117,600,000 with respect to such Fiscal Quarter and (ii) June 30, 1999 shall be deemed to be the higher of (x) $120,000,000 and (y) actual Consolidated EBITDA, with respect to such Fiscal Quarter.

          "Lien" means (i) any judgment lien or execution, attachment, levy,
           ----
distraint or similar legal process and (ii) any mortgages , pledge, hypothecation, collateral assignment, security interest, encumbrance, lien, charge or deposit arrangement (other than a deposit to a Deposit Account in the ordinary course of business and not intended as security) of any kind (including, without limitation, any conditional sale or other title retention agreement or lease in the nature thereof, any agreement to give any of the foregoing, any filing or agreement to file a financing statement as debtor under the UCC or any similar statute (other than filings for which an agreement to release such statement has been obtained and delivered to the Administrative Agent) other than to reflect ownership by a third party of property leased or consigned to the Borrower or any of its Subsidiaries under a lease or consignment agreement which is not in the nature of a conditional sale or title retention agreement, any subordination arrangement in favor of another Person or any sale of receivables with recourse against the seller or any Affiliate of the seller).

          "Loan" means any Term A Dollar Loan, Term A Euro Loan, Term B Loan,
           ----
Term C Loan, Domestic Revolving Loan, Swing Line Loan or Multicurrency Revolving Loan and "Loans" means all such Loans collectively.

          "Loan Documents" means, collectively, this Agreement, the Notes, each
           --------------
Letter of Credit, each Security Document and all other agreements, instruments and documents executed in connection (other than the Foreign Intercompany Loan Documents), in each case as the same may at any time be amended, supplemented, restated or otherwise modified and in effect.

          "LPC" mean Louisiana Pigment Company, and its successors and assigns.
           ---

          "Majority Lenders" of any Facility means those Non-Defaulting Lenders
           ----------------
which would constitute the Required Lenders under, and as defined in, this Agreement if all outstanding Obligations of other Facilities under this Agreement were repaid in full and all Commitments with respect thereto were terminated.

          "Mandatory Cost" means the cost imputed to the Lender(s) of compliance
           --------------
with:

          (a) the Mandatory Liquid Assets requirements of the Bank of England and/or the banking supervision or other costs of the Financial Services Authority as determined in accordance with Schedule 1(b); and
                                           -------------

          (b) any other applicable regulatory or central bank requirement relating to any Loan made through a branch in the jurisdiction of the currency of that Loan.

          "Material Adverse Effect" means a material adverse effect on (i) the
           -----------------------
business, condition (financial or otherwise), assets, liabilities, property, operations or prospects of the Borrower and its Subsidiaries taken as a whole,
(ii) the ability of Holdings or any Subsidiary of Holdings to perform its respective obligations under any Loan Document to which it is a party, or (iii) the validity or enforceability of this Agreement or any of the Security Documents or the rights or remedies of the Administrative Agent and the Lenders hereunder or thereunder.

          "Material Agreement" means (i) any Contractual Obligation of Holdings
           ------------------
or any of its Subsidiaries, the breach of which or the failure to maintain would be reasonably likely to result in a Material Adverse Effect, (ii) the Senior Subordinated Notes, (iii) the UK Holdco Note, (iv) the Foreign Intercompany Loan Documents, (v) the Huntsman Agreements listed on Exhibit 1.1(c) and the ICI
                                                 --------------
Agreements listed on Exhibit 1.1(d), (vi) the agreements identified in Schedule
                     --------------                                    --------
6.23 and (vii) any material Contractual Obligation entered into in connection
----
with an Acquisition.

          "Material Subsidiary" means any Subsidiary of the Borrower, the
           -------------------
Consolidated Total Assets of which were more than 2% of the Borrower's Consolidated Total Assets as of the end of the most recently completed Fiscal Year of the Borrower for which audited financial statements are available;

provided that, in the event the aggregate of the Consolidated Total Assets of
--------
all Subsidiaries that do not constitute Material Subsidiaries exceeds 5% of the Borrower's Consolidated Total Assets as of such date, the Borrower (or the Administrative Agent, in the event the Borrower has failed to do so within 10 days of request therefor by The Administrative Agent) shall, to the extent necessary, designate sufficient Subsidiaries to be deemed to be "Material Subsidiaries" to eliminate such excess, and such designated Subsidiaries shall thereafter constitute Material Subsidiaries. Assets of Foreign Subsidiaries shall be converted into Dollars at the rates used for purposes of preparing the consolidated balance sheet of the Borrower included in such audited financial statements.

          "Maximum Commitment" means, when used with reference to any Lender,
           ------------------
the aggregate of such Lender's Term A Dollar Commitment, the Dollar Equivalent (calculated as of the Initial Borrowing Date) of the Term A Euro Commitment, its Term B Commitment, its Term C Commitment, its Domestic Revolving Commitment and its Multicurrency Revolving Commitment in the amounts not to exceed those set forth opposite the name of such Lender on

 Schedule 1.1(a) hereto, subject toreduction from time to time in accordance
 ---------------
with the terms of this Agreement.

          "Minimum Borrowing Amount" means, with respect to (i) Base Rate Loans,
           ------------------------
$3,000,000, (ii) with respect to Eurocurrency Loans, $5,000,000, in the case of a Borrowing in Dollars, (Pounds)2,000,000, in the case of a Borrowing in Sterling, and 3,000,000 Euros, in the case of a Borrowing in Euros and (iii) with respect to Swing Line Loans, $500,000 (or such other amount as the Swing Line Lender may agree.)

          "Moody's" means Moody's Investors Service, Inc. or any successor to
           -------
the rating agency business thereof.

          "Mortgage" has the meaning assigned to that term in Section 5.1(c) and
           --------                                           --------------
shall also include any mortgage or similar documents executed pursuant to

Section 7.12.
------------

          "Mortgage Policies" has the meaning assigned to that term in Section
           -----------------                                           -------
5.1(c)
------

          "Mortgaged Property" means the owned or leased real property subject
           ------------------
to a US Mortgage as indicated on Schedule 6.21(c) and shall also include any
                                 ----------------
owned or leased real property subject to a Mortgage pursuant to Section 7.12.
                                                                ------------

          "Most Recent Leverage Ratio" means, at any date, the Leverage Ratio
           --------------------------
for the Test Period ending as of the most recently ended Fiscal Quarter for which financial statements have been delivered to the Lenders pursuant to

Section 7.1; provided, however, that if the Borrower fails to deliver such
-----------  --------- ------
financial statements as required by Section 7.1 and further fails to remedy such
                                    -----------
default within five days of notice thereof from the Administrative Agent, then, without prejudice to any other rights of any Lender hereunder, the Most Recent Leverage Ratio shall be deemed to be the highest level as of the date such financial statements were required to be delivered under Section 7.1.
                                                         -----------
Notwithstanding the foregoing or the provisions of the last sentence of Section
                                                                        -------
3.3, from the date hereof to and including the date upon which the financial
---
statements with respect to the Fiscal Year of the Borrower ended December 31, 1999 are (or should have been) delivered under Section 7.1, the Most Recent
                                               -----------
Leverage Ratio shall be deemed to be 4.50 to 1.0.

          "Multicurrency LC Obligations" means, at any time, an amount equal to
           ----------------------------
the sum of (i) the Assigned Dollar Value of the aggregate Stated Amount of the then outstanding Multicurrency Letters of Credit and (ii) the Assigned Dollar Value of the aggregate amount of drawings under Multicurrency Letters of Credit which have not then been reimbursed pursuant to Section 2.10(c). The
                                                ---------------
Multicurrency LC Obligation of any Multicurrency Revolving Lender at any time shall mean the Dollar Equivalent of its Multicurrency Revolver Pro Rata Share of the Assigned Dollar Value of the aggregate Multicurrency LC Obligations outstanding at such time.

          "Multicurrency Letter of Credit" means any Letter of Credit issued
           ------------------------------
pursuant to Section 2.10(a)(ii).
            -------------------

          "Multicurrency Revolver Pro Rata Share" means, when used with
           -------------------------------------
reference to any Multicurrency Revolving Lender and any described aggregate or total amount, an amount equal to the result obtained by multiplying such described aggregate or total amount by a fraction the numerator of which shall be such Multicurrency Revolving Lender's Multicurrency Revolving Commitment or, if the Revolver Termination Date has occurred, such Multicurrency Revolving Lender's then outstanding Multicurrency Revolving Loans and the denominator of which shall be the Multicurrency Revolving Commitments or, if the Revolver Termination Date has occurred, all then outstanding Multicurrency Revolving Loans.

          "Multicurrency Revolving Commitment" means, with respect to any
           ----------------------------------
Multicurrency Revolving Lender, the obligation of such Multicurrency Revolving Lender to make Multicurrency Revolving Loans and participate in Multicurrency Letters of Credit, as such commitment may be adjusted from time to time pursuant to this Agreement, which commitment as of the date hereof is the amount set forth opposite such Lender's name on Schedule 1.1(a) hereto under the caption
                                     ---------------
"Amount of Multicurrency Revolving Commitment" as the same may be adjusted from time to time pursuant to the terms hereof and "Multicurrency Revolving
                                               -----------------------
Commitments" means such commitments collectively, which commitments equal
-----------
$75,000,000 in the aggregate as of the date hereof.

          "Multicurrency Revolving Facility" means the credit facility under
           --------------------------------
this Agreement evidenced by the Multicurrency Revolving Commitments and the Multicurrency Revolving Loans.

          "Multicurrency Revolving Lender" means any Lender which has a
           ------------------------------
Multicurrency Revolving Commitment or is owed a Multicurrency Revolving Loan (or a portion thereof).

          "Multicurrency Revolving Loan" and "Multicurrency Revolving Loans"
           ----------------------------       -----------------------------
have the meanings given in Section 2.1(d)(ii).
                           ------------------

          "Multicurrency Revolving Note" has the meaning assigned to that term
           ----------------------------
in Section 2.2(a).
   --------------

          "Multiemployer Plan" means any plan described in Section 4001(a)(3) of
           ------------------
ERISA to which contributions are or have, within the preceding six years, been made, or are or were, within the preceding six years, required to be made, by the Borrower or any of its ERISA Affiliates or any Subsidiary of the Borrower or ERISA Affiliates of such Subsidiary.

          "Net Offering Proceeds" means the proceeds received from the issuance
           ---------------------
of any Capital Stock net of the actual liabilities for reasonably anticipated cash taxes in connection with such issuance or incurrence, if any, any underwriting, brokerage and other customary selling commissions incurred in connection with such issuance or incurrence, and reasonable legal, advisory and other fees and expenses, incurred in connection with such issuance or incurrence.

          "Net Sale Proceeds" means, with respect to any Asset Disposition, the
           -----------------
sum of the aggregate cash payments received by the Borrower or any Subsidiary of the Borrower from such Asset Disposition (including, without limitation, cash received by way of deferred payment pursuant to a note receivable, conversion of non-cash consideration, cash payments in respect of purchase price adjustments or otherwise, but only as and when such cash is received) minus the direct costs
                                                          -----
and expenses incurred in connection therewith (including in the case of any Asset Disposition, the payment of the outstanding principal amount of, premium, if any, and interest on any Indebtedness (other than hereunder) required to be repaid as a result of such Asset Disposition) and minus any provision for taxes
                                                  -----
in respect thereof made in accordance with GAAP. Any proceeds received in a currency other than Dollars shall, for purposes of the calculation of the amount of Net Sale Proceeds, be in an amount equal to the Dollar equivalent thereof as of the date of receipt thereof by the Borrower or any Subsidiary of the Borrower.

          "Non-Defaulting Lender" means each Lender which is not a Defaulting
           ---------------------
Lender.

          "Note" means any of the Revolving Notes, the Swing Line Note, the
           ----
Multicurrency Revolving Notes or the Term Notes and "Notes" means all of such
                                                     -----
Notes collectively.

          "Notice of Borrowing" has the meaning assigned to that term in Section
           -------------------                                           -------
2.5.
---

          "Notice of Conversion or Continuation" has the meaning assigned to
           ------------------------------------
that term in Section 2.6.
             -----------

          "Notice Office" means the office of the Administrative Agent located
           -------------
at One Bankers Trust Plaza, New York, New York 10006, or such other office as the Administrative Agent may designate to Holdings, the Borrower and the Lenders from time to time.

          "Obligations" means all liabilities and obligations of Holdings and
           -----------
its Subsidiaries now or hereafter arising under this Agreement and all of the other Loan Documents, whether for principal, interest, fees, expenses, indemnities or otherwise, and whether primary, secondary, direct, indirect, contingent, fixed or otherwise (including obligations of performance).

          "Operating Financing Lease" means a lease of the type described in
           -------------------------
clause (xi) of the definition of "Indebtedness".
-----------                       ------------

          "Organizational Documents" means, with respect to any Person, such
           ------------------------
Person's memorandum, articles or certificate of incorporation, bylaws, partnership agreement, limited liability company agreement, joint venture agreement or other similar governing documents and any document setting forth the designation, amount and/or relative rights, limitations and preferences of any class or series of such Person's Capital Stock.

          "Overdraft Facility" has the meaning assigned to that term in Section
           ------------------                                           -------
8.2(o).
------

          "Other Hedging Agreement" means any foreign exchange contract,
           -----------------------
currency swap agreement, futures contract, commodity agreements, option contract, synthetic cap or other similar agreement other than an Interest Rate Agreement to which the Borrower or any Subsidiary is a party.

          "Overdraft Reserve" shall mean an amount, if any, equal to the amount
           -----------------
by which Indebtedness incurred by the Borrower or any of its Subsidiaries pursuant to Section 8.2(o) exceeds $50,000,000 (or the Dollar Equivalent
            --------------
thereof).

          "Parent Company" means each Person which owns, directly or indirectly,
           --------------
at least a majority of the voting interest under ordinary circumstances of Huntsman Corporation.

          "Participants" has the meaning assigned to that term in Section
           ------------                                           -------
12.8(b).
-------

          "Participating Subsidiary" means any Subsidiary of the Borrower that
           ------------------------
is a participant in a Permitted Accounts Receivable Securitization.

          "Payment Office" means (i) with respect to the Administrative Agent or
           --------------
Swing Line Lender, for payments with respect to Dollar-denominated Loans, One Bankers Trust Plaza, 130 Liberty Street, New York, New York, 10006, or such other address as the Administrative Agent or Swing Line Lender, as the case may be, may from time to time specify in accordance with Section 12.3 or (ii) with
                                                     ------------
respect to the Administrative Agent or Swing Line Lender, for payments in an Alternative Currency or with respect to a Domestic Supported Foreign LC and a Multicurrency Letter of Credit, such account at such bank or office in London (or such other location) as the Administrative Agent or Swing Line Lender, as the case may be, shall designate by notice to the Person required to make the relevant payment.

          "PBGC" means the Pension Benefit Guaranty Corporation created by
           ----
Section 4002(a) of ERISA.

          "Permitted Accounts Receivable Securitization" means any receivables
           --------------------------------------------
financing program providing for the sale of Receivables Facility Assets by the Borrower and its Participating Subsidiaries to the Receivables Subsidiary in transactions purporting to be sales

(and treated as sales for GAAP purposes), which Receivables Subsidiary shall finance the purchase of such Receivables Facility Assets by the sale, transfer, conveyance, lien or pledge of such Receivables Facility Assets to one or more limited purpose financing companies, special purpose entities and/or other financial institutions, in each case, on a limited recourse basis as to the Borrower and the Participating Subsidiaries; provided that any such transaction
                                             --------
shall be consummated pursuant to documentation in form and substance reasonably satisfactory to the Administrative Agent, as evidenced by its written approval thereof.

          "Permitted Foreign Technology Licenses" has the meaning assigned to
           -------------------------------------
that term in Section 8.3(g).
             --------------

          "Permitted Liens" has the meaning assigned to that term in Section
           ---------------                                           -------
8.1.
---

          "Permitted Real Property Encumbrances" means (i) those liens,
           ------------------------------------
encumbrances and other matters affecting title to any Mortgaged Property listed in the applicable title policy in respect thereof (or any update thereto) and found, on the date of delivery of such title policy to the Administrative Agent in accordance with the terms hereof, reasonably acceptable by the Administrative Agent, (ii) as to any particular real property at any time, such easements, encroachments, covenants, restrictions, rights of way, minor defects, irregularities or encumbrances on title which do not, in the reasonable opinion of the Administrative Agent, materially impair such real property for the purpose for which it is held by the mortgagor or owner, as the case may be, thereof, or the Lien held by the Administrative Agent, (iii) municipal and zoning laws, regulations, codes and ordinances, which are not violated in any material respect by the existing improvements and the present use made by the mortgagor or owner, as the case may be, of such real property, (iv) general real estate taxes and assessments not yet delinquent, and (v) such other items as the Administrative Agent may consent to.

          "Permitted Unconsolidated Ventures" means an Investment in a Person
           ---------------------------------
not constituting a Subsidiary of the Borrower which Person is not engaged in any business other than that permitted under Section 8.9 for the Borrower and its
                                         -----------
Subsidiaries.

          "Person" means an individual or a corporation, partnership, limited
           ------
liability company, trust, incorporated or unincorporated association, joint venture, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

          "Plan" means any plan described in Section 4021(a) of ERISA and not
           ----
excluded pursuant to Section 4021(b) thereof, which is or has, within the preceding six years, been established or maintained, or to which contributions are or have, within the preceding six years, been made, by the Borrower or any of its ERISA Affiliates or any Subsidiary of the Borrower or any ERISA Affiliates of such Subsidiary, but not including any Multiemployer Plan.

          "Plan Administrator" has the meaning assigned to the term
           ------------------
"administrator" in Section 3(16)(A) of ERISA.

          "Plan Sponsor" has the meaning assigned to the term "plan sponsor" in
           ------------
Section 3(16)(B) of ERISA.

          "Pledged Receivables Subsidiary Notes" means the subordinated notes of
           ------------------------------------
the Receivables Subsidiary, if any, issued to the Borrower or any Participating Subsidiary in connection with a Permitted Accounts Receivable Securitization, which subordinated notes are pledged pursuant to the Receivables Subsidiary Pledge Agreement.

          "Pledged Receivables Subsidiary Stock" means all the issued and
           ------------------------------------
outstanding shares of capital stock of the Receivables Subsidiary, which shares are pledged pursuant to the Receivables Subsidiary Pledge Agreement.

          "Pledged Securities" means, collectively, "Pledged Securities" as
           ------------------
defined in the Collateral Security Agreement or any other pledged securities under any Security Document

          "Pro Forma Balance Sheet" has the meaning assigned to that term in
           -----------------------
Section 6.5(a).
--------------

          "Projections" has the meaning assigned to that term in Section 6.5(e).
           -----------                                           --------------

          "Quarterly Payment Date" means each March 31, June 30, September 30
           ----------------------
and December 31 of each year.

          "Quoted Rate" means the rate of interest per annum with respect to a
           ------------
Swing Line Loan denominated in an Alternative Currency as determined by the Swing Line Lender at the time such Swing Line Loan is made to the Borrower.

          "Receivables Documents" shall mean all documentation relating to any
           ---------------------
Permitted Accounts Receivable Securitization.

          "Receivables Facility Assets" shall mean all Accounts Receivable
           ---------------------------
(whether now existing or arising in the future) of the Borrower or any of its Subsidiaries which are transferred to the Receivables Subsidiary pursuant to a Permitted Accounts Receivable Securitization, and any assets related thereto, including without limitation (i) all collateral given by the respective account debtor or on its behalf (but not by the Borrower or any of its Subsidiaries) securing such Accounts Receivable, (ii) all contracts and all guarantees (but not by the Borrower or any of its Subsidiaries) or other obligations directly related to such Accounts Receivable, (iii) other related assets including those set forth in the Receivables Documents, and (iv) proceeds of all of the foregoing.

          "Receivables Facility Attributed Indebtedness" at any time shall mean
           --------------------------------------------
the aggregate net outstanding amount theretofore paid to the Receivables Subsidiary in respect of the Receivables Facilities Assets sold or transferred by it in connection with a Permitted Accounts Receivable Securitization (it being the intent of the parties that the amount of Receivables Facility Attributed Indebtedness at any time outstanding approximate as closely as possible the principal amount of Indebtedness which would be outstanding at such time under the Permitted Accounts Receivable Securitization if the same were structured as a secured lending agreement rather than a purchase agreement).

          "Receivables Subsidiary Pledge Agreement" means the Collateral
           ---------------------------------------
Security Agreement or such other pledge or security agreement in form satisfactory to the Administrative Agent pursuant to which the Borrower or a Participating Subsidiary pledges the Pledged Receivables Subsidiary Stock and the Pledged Receivables Subsidiary Notes to the Collateral Agent for the benefit of the Lenders to secure the "Secured Obligations" described in the Collateral Security Agreement, as such agreement may at any time be amended or modified in accordance with the terms thereof and in effect.

          "Receivables Subsidiary" means a special purpose, bankruptcy remote
           ----------------------
Wholly-Owned Subsidiary of the Borrower which may be formed for the sole and exclusive purpose of engaging in activities in connection with the purchase, sale and financing of Accounts Receivable in connection with and pursuant to a Permitted Accounts Receivable Securitization.

          "Recovery Event" means the receipt by the Borrower or any of its
           --------------
Subsidiaries of any insurance or condemnation proceeds payable (i) by reason of any theft, physical destruction or damage or any other similar event with respect to any properties or assets of the Borrower or any of its Subsidiaries,
(ii) by reason of any condemnation, taking, seizing or similar event with respect to any properties or assets of the Borrower or any of its Subsidiaries and (iii) under any policy of insurance required to be maintained under Section
                                                                        -------
7.8 provided, however, that in no event shall payments made under business
--- --------  -------
interruption insurance constitute a Recovery Event.

          "Refunded Swing Line Loans" has the meaning assigned to that term in
           -------------------------
Section 2.1(e)(ii).
------------------

          "Regulation D" means Regulation D of the Board as from time to time in
           ------------
effect and any successor to all or a portion thereof establishing reserve requirements.

          "Release" means any release, spill, emission, leaking, pumping,
           -------
pouring, emptying, dumping, injection, deposit, disposal, discharge, dispersal, escape, leaching or migration into the indoor or outdoor environment or into or out of any property of the Borrower or its Subsidiaries, or at any other location, including any location to which the Borrower or any Subsidiary has transported or arranged for the transportation of any Contaminant, including the movement of Contaminants through or in the air, soil, surface water, groundwater or property of the Borrower or its Subsidiaries or at any other location, including any location to which the Borrower or any Subsidiary has transported or arranged for the transportation of any Contaminant.

          "Remedial Action" means actions required to (i) clean up, remove,
           ---------------
treat or in any other way address Contaminants in the indoor or outdoor environment; (ii) prevent, minimize or otherwise address the Release or substantial threat of a material Release of Contaminants so they do not migrate or endanger or threaten to endanger public health or welfare or the indoor or outdoor environment; or (iii) perform pre-response or post-response studies and investigations and post-response monitoring and care or any other studies, reports or investigations relating to Contaminants.

          "Replaced Lender" has the meaning assigned to that term in Section
           ---------------                                           -------
3.7.

          "Replacement Lender" has the meaning assigned to that term in Section
           ------------------                                           -------
3.7.
---

          "Reportable Event" means a "reportable event" described in Section
           ----------------
4043(c) of ERISA or in the regulations thereunder with respect to a Plan other than a reportable event for which the 30 day notice requirement to the PBGC has been waived, any event requiring disclosure under Section 4063(a) or 4062(e) of ERISA, receipt of a notice of withdrawal liability with respect to a Multiemployer Plan pursuant to Section 4202 of ERISA or receipt of a notice of reorganization or insolvency with respect to a Multiemployer Plan pursuant to
Section 4242 or 4245 of ERISA.

          "Required Lenders" means Non-Defaulting Lenders the sum of whose
           ----------------
outstanding Term Loans (with any portion of such Term Loans denominated in Euros calculated on a Dollar Equivalent basis), Domestic Revolving Commitments (or, after the Total Domestic Revolving Commitment has been terminated, outstanding Domestic Revolving Loans and Domestic Revolver Pro Rata Share of the Assigned Dollar Value of outstanding Swing Line Loans and the Assigned Dollar Value of Domestic LC Obligations) and Multicurrency Revolving Commitments (or, after the Total Multicurrency Revolving Commitment has been terminated, the Assigned Dollar Value of outstanding Multicurrency Revolving Loans and the Assigned Dollar Value of Multicurrency LC Obligations) constitute greater than 50% of the sum of (i) the total outstanding Dollar Equivalent amount of Term Loans of Non-Defaulting Lenders, (ii) the Total Domestic Revolving Commitment less the aggregate Domestic Revolving Commitments of Defaulting Lenders (or, after the Total Domestic Revolving Commitment has been terminated, the total outstanding Domestic Revolving Loans of Non-Defaulting Lenders and the aggregate

Domestic Revolver Pro Rata Share of all Non-Defaulting Lenders of the total Assigned Dollar Value of outstanding Swing Line Loans and the Assigned Dollar Value of Domestic LC Obligations at such time) and (iii) the Total Multicurrency Revolving Commitment less the aggregate Multicurrency Revolving Commitments of Defaulting Lenders (or, after the Total Multicurrency Commitment has been terminated, the total Assigned Dollar Value of outstanding Multicurrency Revolving Loans of Non-Defaulting Lenders and the aggregate Multicurrency Revolver Pro Rata Share of all Non-Defaulting Lenders of the total Assigned Dollar Value of outstanding Multicurrency LC Obligations at such time).

          "Requirement of Law" means, as to any Person, any law (including
           ------------------
common law), treaty, rule or regulation or judgment, decree, determination or award of an arbitrator or a court or other Governmental Authority, including without limitation, any Environmental Law, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

          "Responsible Financial Officer" means, as to any Person, the chief
           -----------------------------
financial officer, principal accounting officer, a financial vice president, controller, manager (in the case of a limited liability company) having responsibility for financial matters, treasurer or assistant treasurer of such Person.

          "Responsible Officer" means, as to any Person, any of the chairman or
           -------------------
vice chairman of the board of directors, the president, any executive vice president, the vice president-controller, any vice president, manager (in the case of a limited liability company) or any Responsible Financial Officer of such Person.

          "Returns" has the meaning assigned to that term in Section 6.9.
           -------                                           -----------

          "Revolver Termination Date" means June 30, 2005 or such earlier date
           -------------------------
as the Domestic Revolving Commitments and the Multicurrency Revolving Commitments shall have been terminated or otherwise reduced to $0 pursuant to this Agreement.

          "Revolving Note" has the meaning assigned to that term in Section
           --------------                                           -------
2.2(a).
------

          "Rubicon" means Rubicon Inc., and its successors and assigns.
           -------

          "Sale and Leaseback Transaction" means any arrangement, directly or
           ------------------------------
indirectly, whereby a seller or transferor shall sell or otherwise transfer any real or personal property and then or thereafter lease, or repurchase under an extended purchase contract, conditional sales or other title retention agreement, the same or similar property.

          "Scheduled Repayments" means a Scheduled Term A Repayment, Scheduled
           --------------------
Term B Repayment or a Scheduled Term C Repayment.

          "Scheduled Term A Dollar Repayments" means, with respect to the
           ----------------------------------
principal payments on the Term A Dollar Loans for each date set forth below, the Dollar amount set forth opposite thereto, as reduced from time to time pursuant to Sections 4.3 and 4.4:
   --------------------

Scheduled Term A Dollar Repayments

          Date                          Repayment
          ----                          ---------
          December 31, 2000             $11,112,000

          June 30, 2001                 $11,112,000

          December 31, 2001             $22,224,000

          June 30, 2002                 $22,224,000

          December 31, 2002             $26,664,000

          June 30, 2003                 $26,664,000

          December 31, 2003             $28,896,000

          June 30, 2004                 $28,896,000

          December 31, 2004             $31,104,000

          June 30, 2005                 $31,104,000

          "Scheduled Term A Euro Repayments" means, with respect to the
           --------------------------------
principal payments on the Term A Euro Loans for each date set forth below, the amount equal to the percentage of Term A Euro Loans made on the Initial Borrowing Date set forth opposite thereto, as reduced from time to time pursuant to Sections 4.3 and 4.4:
   --------------------

Scheduled Term A Euro Repayments

          Date                          Repayment
          ----                          ---------

          December 31, 2000             13,397,000 Euros

          June 30, 2001                 13,397,000 Euros

          December 31, 2001             26,794,000 Euros

          June 30, 2002                 26,794,000 Euros

          December 31, 2002             32,147,000 Euros

          June 30, 2003                 32,147,000 Euros

          December 31, 2003             34,838,000 Euros

          June 30, 2004                 34,838,000 Euros

          December 31, 2004             37,500,000 Euros

          June 30, 2005                 37,499,851.85 Euros


          "Scheduled Term A Repayments" means, collectively, the Scheduled Term
           ---------------------------
A Dollar Repayments and the Scheduled Term A Euro Repayments.

          "Scheduled Term B Repayments" means, with respect to the principal
           ---------------------------
payments on the Term B Loans for each date set forth below, the Dollar amount set forth opposite thereto, as reduced from time to time pursuant to Sections
                                                                     --------
4.3 and 4.4:
-----------

  Scheduled Term B Repayments

          Date               Repayment
          ----               ------------
          June 30, 2000      $  5,650,000

          June 30, 2001      $  5,650,000

          June 30, 2002      $  5,650,000

          June 30, 2003      $  5,650,000

          June 30, 2004      $  5,650,000

          June 30, 2005      $  5,650,000

          June 30, 2006      $  5,650,000

          June 30, 2007      $525,450,000

          "Scheduled Term C Repayments" means, with respect to the principal
           ---------------------------
payments on the Term C Loans for each date set forth below, the Dollar amount set forth opposite thereto, as reduced from time to time pursuant to Sections
                                                                     --------
4.3 and 4.4:
-----------

Scheduled Term C Repayments

          Date               Repayment
          ----               ---------
          June 30, 2000      $  5,650,000

          June 30, 2001      $  5,650,000

          June 30, 2002      $  5,650,000

          June 30, 2003      $  5,650,000

          June 30, 2004      $  5,650,000

          June 30, 2005      $  5,650,000

          June 30, 2006      $  5,650,000

          June 30, 2007      $  5,650,000

          June 30, 2008      $519,800,000

          "SEC" means the Securities and Exchange Commission or any successor
           ---
thereto.

          "Secured Parties" has the meaning provided in the respective Security
           ---------------
Documents to the extent defined therein and shall include any Person who is granted a security interest pursuant to any Loan Document.

          "Securities" means any stock, shares, voting trust certificates,
           ----------
bonds, debentures, options, warrants, notes, or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as "securities" or any certificates of interest, shares or participations in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire, any of the foregoing.

          "Securities Act" means the Securities Act of 1933, as amended.
           --------------

          "Security Documents" means, collectively the Collateral Security
           ------------------
Agreement, the Mortgages and all other agreements, assignments, security agreements, instruments and documents executed in connection therewith, in each case as the same may at any time be amended, supplemented, restated or otherwise modified and in effect. For purposes of this Agreement, "Security Documents" shall also include all guaranties, mortgagees, pledge agreements, collateral assignments, subordination agreements and other collateral documents in the nature thereof entered into by Holdings or any Subsidiary of Holdings on and after the date of this Agreement in favor of the Collateral Agent for the benefit of the Secured Parties in satisfaction of the requirements of this Agreement, but shall exclude any Foreign Intercompany Loan Security Documents.

          "Senior Subordinated Note Documents" means the Senior Subordinated
           ----------------------------------
Notes, the indenture under which the Senior Subordinated Notes are issued and all other documents evidencing, guaranteeing or otherwise governing the terms of the Senior Subordinated Notes.

          "Senior Subordinated Notes" means the 10% Senior Subordinated Notes
           -------------------------
due 2009 in an aggregate principal amount of $600,000,000 and 200,000,000 Euros issued by the Borrower in a Rule 144A offering (the "Initial Notes") and any
                                                     -------------
senior subordinated notes with substantially identical terms to the Initial Notes which are issued in exchange for the Initial Notes following the issuance of the Initial Notes as contemplated by the Senior Subordinated Note Documents.

          "Solvency Opinion" means the opinion, and documents upon which such
           ----------------
opinion is based, that the Borrower is Solvent, prepared by Valuation Research, Inc. or such other firm as the Administrative Agent shall select.

          "Solvent" means, when used with respect to (i) any Person (other than
           -------
subject to clause (ii)), that (x) the fair saleable value of its assets is in excess of the total amount of its liabilities (including for purposes of this definition all liabilities, whether or not reflected on a balance sheet prepared in accordance with GAAP, and whether direct or indirect, fixed or contingent, disputed or undisputed), (y) it is able to pay its debts or obligations in the ordinary course as they mature and (z) it has capital sufficient to carry on its business and all business in which it is about to engage and (ii) for any Person other than a Domestic Subsidiary, such Person has the ability to pay its debts as and when they fall due and could not be deemed to be insolvent for the purposes of the law of such Person's jurisdiction of formation. For purposes of

Section 6.5(b) "debt" means any liability on a claim, and "claim" means (A) any
--------------
right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured, or unsecured (including all obligations, if any, under any Plan or the equivalent for unfunded past service liability, and any other unfunded medical and death benefits) or (B) any right to an equitable remedy for breach of performance if such breach gives rise to a payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured or unsecured. In computing the amount of contingent or unliquidated liabilities at any time, such liabilities will be computed at the amount which, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

          "Spanish Opco" means Huntsman ICI Espana, S.L., a company is organized
           ------------
under the laws of Spain.

          "Spot Rate" means, for any currency at any date, the rate quoted by BT
           ----------
as the spot rate for the purchase by BT of such currency with another currency through its foreign exchange trading office or such other rate which the Administrative Agent may select based on reasonable commercial practices.

          "S&P" means Standard & Poor's Ratings Service, a division of the
           ---
McGraw-Hill Companies, Inc., or any successor to the rating agency business thereof.

          "Standby Letters of Credit" means any of the irrevocable standby
           -------------------------
letters of credit issued for the account of the Borrower pursuant to this Agreement, in form acceptable to the Facing Bank, together with any increases or decreases in the Stated Amount thereof and any renewals, amendments and/or extensions thereof.

          "Stated Amount" or "Stated Amounts" means, (i) with respect to any
           -------------      --------------
Letter of Credit issued in Dollars, the stated or face amount of such Letter of Credit to the extent available at the time for drawing (subject to presentment of all requisite documents), and (ii) with respect to any Letter of Credit issued in any currency other than Dollars, the Assigned Dollar Value of the stated or face amount of such Letter of Credit to the extent available at the time for drawing (subject to presentment of all requisite documents), in either case, as the same may be increased or decreased from time to time in accordance with the terms of such Letter of Credit. For purposes of calculating the Stated Amount of any Letter of Credit at any time:

               (A) any increase in the Stated Amount of any Letter of Credit by reason of any amendment to any Letter of Credit shall be deemed effective under this Agreement as of the date Facing Agent actually issues an amendment purporting to increase the Stated Amount of such Letter of Credit, whether or not Facing Agent receives the consent of the Letter of Credit beneficiary or beneficiaries to the amendment, except that if the Borrower has required that the increase in Stated Amount be given effect as of an earlier date and Facing Agent issues an amendment to that effect, then such increase in Stated Amount shall be deemed effective under this Agreement as of such earlier date requested by the Borrower; and

               (B) any reduction in the Stated Amount of any Letter of Credit by reason of any amendment to any Letter of Credit shall be deemed effective under this Agreement as of the later of (x) the date Facing Agent actually issues an amendment purporting to reduce the Stated Amount of such Letter of Credit, whether or not the amendment provides that the reduction be given effect as of an earlier date, or (y) the date Facing Agent receives the written consent (including by authenticated telex, cable, SWIFT messages or facsimile transmission (with, in the case of a facsimile transmission, a follow-up original hard copy)) of the Letter of Credit beneficiary or beneficiaries to such reduction, whether written consent must be dated on or after the date of the amendment issued by Facing Agent purporting to effect such reduction.

          "Sterling" means the lawful currency of the United Kingdom.
           --------

          "Subsidiary" of any Person means any corporation, partnership (limited
           ----------
or general), limited liability company, trust or other entity of which a majority of the stock (or equivalent ownership or controlling interest) having voting power to elect a majority of the board of directors (if a corporation) or to select the trustee or equivalent controlling interest, shall, at the time such reference becomes operative, be directly or indirectly owned or controlled by such Person or one or more of the other subsidiaries of such Person or any combination thereof. Unless otherwise qualified, all references to a "Subsidiary" or to "Subsidiaries" in this Agreement shall refer to a Subsidiary or Subsidiaries of the Borrower. Unless otherwise expressly provided, an Unrestricted Subsidiary shall not be considered a "Subsidiary" for purposes of this Agreement.

          "Subsidiary Guaranty" means a guaranty executed by the Subsidiary
           -------------------
Guarantors, in form and substance satisfactory to the Administrative Agent, as the same may be amended, supplemented or otherwise modified from time to time.

          "Subsidiary Guarantor" means each Domestic Subsidiary of the Borrower
           --------------------
(other than the Thai Holding Companies), TG, TAI and any Subsidiary of the Borrower that becomes a party to the Subsidiary Guaranty or delivers a guaranty pursuant to Section 7.12 or 7.15.
            ------------    ----

          "Supply Arrangement" means the contractual arrangements evidenced by
           ------------------
(i) the Supply Arrangement Agreements entered into between the Borrower or its Affiliates and ICI or its Affiliates pursuant to which the Borrower is provided the economic equivalent of ownership of the olefin plant and a butadiene plant at Wilton Works jointly owned by BPCL and ICI and (ii) the BP Agreement.

          "Supply Arrangement Agreements" means, collectively, (i) the Co-
           -----------------------------
Operation Agreement to be entered into between the Borrower and ICI, (ii) the Utilities Agreement to be entered into between the Borrower or an Affiliate of the Borrower and ICI or an Affiliate of ICI, (iii) the Product Supply Agreement to be entered into between the Borrower or an Affiliate of the Borrower and ICI or an Affiliate of ICI, (iv) the Ethylene and Co-Products Supply Agreement to be entered into between the Borrower or an Affiliate of the Borrower and ICI or an Affiliate of ICI and (v) the Feedstock Supply Agreement to be entered into between the Borrower or an Affiliate of the Borrower and ICI or an Affiliate of ICI, in each case substantially in accordance with the principles agreed in respect thereof in the Contribution Agreement.

          "Swing Line Commitment" means, with respect to the Swing Line Lender
           ---------------------
at any date, the obligation of the Swing Line Lender to make Swing Line Loans pursuant to Section 2.1(e) in the amount referred to therein.
            --------------

          "Swing Line Lender" means BT in such capacity.
           -----------------

          "Swing Line Loans" has the meaning assigned to that term in Section
           ----------------                                           -------
2.1(e).
------

          "Swing Line Loan Participation Certificate" means a certificate,
           -----------------------------------------
substantially in the form of Exhibit 2.1(e).
                             --------------

          "Swing Line Note" has the meaning assigned to that term in Section
           ---------------                                           -------
2.2(a).
------

          "TAI" means Tioxide Americas Inc., a direct Wholly-Owned Subsidiary of
           ---
TG that is a Cayman Island corporation.

          "Tax Distributions" has the meaning provided in Section 8.4.
           -----------------                              -----------

          "Taxes" has the meaning assigned to that term in Section 4.7(a).
           -----                                           --------------

          "Term A Dollar Commitment" means, with respect to any Term A Lender,
           ------------------------
the principal amount set forth opposite such Lender's name on Schedule 1.1(a)
                                                              ---------------
hereto or in any Assignment and Assumption Agreement under the caption "Amount of Term A Dollar Commitment", as such commitment may be adjusted from time to time pursuant to this Agreement, and "Term A Dollar Commitments" means such
                                      -------------------------
commitments collectively, which commitments equal $240,000,000 the aggregate as of the date hereof.

          "Term A Dollar Facility" means the credit facility under this
           ----------------------
Agreement evidenced by the Term A Dollar Commitments and the Term A Dollar
Loans.

          "Term A Dollar Lender" means any Lender which has a Term A Dollar
           --------------------
Commitment or is owed a Term A Dollar Loan (or a portion thereof).

          "Term A Dollar Loan" and "Term A Dollar Loans" have the meanings
           ------------------       -------------------
assigned to those terms in Section 2.1(a).
                           --------------

          "Term A Dollar Note" and "Term A Dollar Notes" have the meanings
           ------------------       -------------------
assigned to those terms in Section 2.2(a).
                           --------------

          "Term A Dollar Percentage" means, at any time, a fraction (expressed
           ------------------------
as a percentage) the numerator of which is equal to the aggregate principal amount of all Term A

Dollar Loans outstanding at such time and the denominator of which is equal to the aggregate principal amount of all Term Loans outstanding at such time.

          "Term A Dollar Pro Rata Share" means, when used with reference to any
           ----------------------------
Term A Dollar Lender and any described aggregate or total amount, an amount equal to the result obtained by multiplying such described aggregate or total amount by a fraction the numerator of which shall be such Term A Dollar Lender's then outstanding Term A Dollar Loan and the denominator of which shall be all then outstanding Term A Dollar Loans.

          "Term A Euro Commitment" means, with respect to any Term A Lender, the
           ----------------------
principal amount set forth opposite such Lender's name on Schedule 1.1(a) hereto
                                                          ---------------
or in any Assignment and Assumption Agreement under the caption "Amount of Term A Euro Commitment", as such commitment may be adjusted from time to time pursuant to this Agreement, and "Term A Euro Commitments" means such commitments
                                 -----------------------
collectively, which commitments equal 289,351,851.85 Euros in the aggregate as of the date hereof.

          "Term A Euro Facility" means the credit facility under this Agreement
           --------------------
evidenced by the Term A Euro Commitments and the Term A Euro Loans.

          "Term A Euro Lender" means any Lender which has a Term A Euro
           ------------------
Commitment or is owed a Term A Euro Loan (or a portion thereof).

          "Term A Euro Loan" and "Term A Euro Loans" have the meanings assigned
           ----------------       -----------------
to those terms in Section 2.1(a).
                  --------------

          "Term A Euro Note" and "Term A Euro Notes" have the meanings assigned
           ----------------       -----------------
to those terms in Section 2.2(a).
                  --------------

          "Term A Euro Percentage" means, at any time, a fraction (expressed as
           ----------------------
a percentage) the numerator of which is equal to the aggregate principal amount of all Term A Euro Loans outstanding at such time and the denominator of which is equal to the aggregate principal amount of all Term Loans outstanding at such time.

          "Term A Euro Pro Rata Share" means, when used with reference to any
           --------------------------
Term A Euro Lender and any described aggregate or total amount, an amount equal to the result obtained by multiplying such described aggregate or total amount by a fraction the numerator of which shall be such Term A Euro Lender's then outstanding Term A Euro Loan and the denominator of which shall be all then outstanding Term A Euro Loans.

          "Term A Loan Maturity Date" means June 30, 2005.
           -------------------------

          "Term A Loans" means the Term A Dollar Loans and the Term A Euro
           ------------
Loans.

          "Term A Lenders" means the Term A Dollar Lenders and the Term A Euro
           --------------
Lenders.

          "Term B Commitment" means, with respect to any Lender, the principal
           -----------------
amount set forth opposite such Lender's name on Schedule 1.1(a) hereto or in any
                                                ---------------
Assignment and Assumption Agreement under the caption "Amount of Term B Commitment", as such commitment may be adjusted from time to time pursuant to this Agreement, and "Term B Commitments" means such commitments collectively,
                     ------------------
which commitments equal $565,000,000 in the aggregate as of the date hereof.

          "Term B Facility" means the credit facility under this Agreement
           ---------------
evidenced by the Term B Commitments and the Term B Loans.

          "Term B Lender" means any Lender which has a Term B Commitment or is
           -------------
owed a Term B Loan (or a portion thereof).

          "Term B Loan" and "Term B Loans" have the meanings assigned to those
           -----------       ------------
terms in Section 2.1(b).
         --------------

          "Term B Loan Maturity Date" means June 30, 2007.
           -------------------------

          "Term B Note" and "Term B Notes" have the meanings assigned to those
           -----------       ------------
terms in Section 2.2(a).
         --------------

          "Term B Percentage" means, at any time, a fraction (expressed as a
           -----------------
percentage) the numerator of which is equal to the aggregate principal amount of all Term B Loans outstanding at such time and the denominator of which is equal to the aggregate principal amount of all Term Loans outstanding at such time.

          "Term B Pro Rata Share" means, when used with reference to any Term B
           ---------------------
Lender and any described aggregate or total amount, an amount equal to the result obtained by multiplying such described aggregate or total amount by a fraction the numerator of which shall be such Term B Lender's then outstanding Term B Loan and the denominator of which shall be all then outstanding Term B Loans.

          "Term C Commitment" means, with respect to any Lender, the principal
           -----------------
amount set forth opposite such Lender's name on Schedule 1.1(a) hereto under the
                                                ---------------
caption "Amount of Term C Commitment", as such commitment may be adjusted from time to time pursuant to this in

Agreement, and "Term C Commitments" means such commitments collectively, which
                ------------------
commitments equal $565,000,000 in the aggregate as of the date hereof.

          "Term C Facility" means the credit facility under this Agreement
           ---------------
evidenced by the Term C Commitments and the Term C Loans.

          "Term C Lender" means any Lender which has a Term C Commitment or is
           -------------
owed a Term C Loan (or a portion thereof).

          "Term C Loan" and "Term C Loans" have the meanings assigned to those
           -----------       ------------
terms in Section 2.1(c).
         --------------

          "Term C Loan Maturity Date" means June 30, 2008.
           -------------------------

          "Term C Note" and "Term C Notes" have the meanings assigned to those
           -----------       ------------
terms in Section 2.2(a).
         --------------

          "Term C Percentage" means, at any time, a fraction (expressed as a
           -----------------
percentage) the numerator of which is equal to the aggregate principal amount of all Term C Loans outstanding at such time and the denominator of which is equal to the aggregate principal amount of all Term Loans outstanding at such time.

          "Term C Pro Rata Share" means, when used with reference to any Term C
           ---------------------
Lender and any described aggregate or total amount, an amount equal to the result obtained by multiplying such described aggregate or total amount by a fraction the numerator of which shall be such Term C Lender's then outstanding Term C Loan and the denominator of which shall be all then outstanding Term C Loans.

          "Term Loans" means the Term A Loans, Term B Loans and the Term C
           ----------
Loans, collectively.

          "Test Period" means, at any time the four Fiscal Quarters of the
           -----------
Borrower then last ended; provided, that for the purpose of Section 9.3 Test
                          --------                          -----------
Period means (i) for any determination made on December 31, 1999, the period from the Initial Borrowing Date to December 31, 1999, (ii) for any determination made on March 31, 2000, the period from the Initial Borrowing Date to March 31, 2000 and (iii) for any determination made thereafter, the four Fiscal Quarters of the Borrower last ended for which financial statements described in Section
                                                                       -------
7.01(a) and (b) are, or should have been, available.
-------     ---

          "TG" means Tioxide Group, a direct Subsidiary of the Borrower that is
           --
a private unlimited company incorporated under the laws of England and Wales.

          "Thai Holding Companies" means the Domestic Subsidiaries of the
           ----------------------
Borrower whose sole asset is an ownership interest in Huntsman ICI (Thailand) Ltd., a corporation organized under the laws of Thailand, and identified as such on Schedule 6.13.
   -------------

          "Tioxide UK" means Tioxide Europe Ltd., a direct Wholly-Owned
           ----------
Subsidiary of UK Holdco 1 that is a private limited company incorporated under the laws of England and Wales.

          "Total Available Domestic Revolving Commitment" means, at the time of
           ---------------------------------------------
any determination thereof is made, the sum of the respective Available Domestic Revolving Commitments of the Lenders at such time.

          "Total Available Multicurrency Revolving Commitment" means, at the
           --------------------------------------------------
time of any determination thereof is made, the sum of the respective Available Multicurrency Revolving Commitments of the Lenders at such time.

          "Total Commitment" means, at the time any determination thereof is
           ----------------
made, the sum of the Term A Commitments, Term B Commitments, Term C Commitments, the Domestic Revolving Commitments and the Multicurrency Revolving Commitments at such time.

          "Total Consolidated Indebtedness" means the total of all Indebtedness
           -------------------------------
of the Borrower and its Subsidiaries.

          "Total Domestic Revolving Commitment" means, at any time, the sum of
           -----------------------------------
the Domestic Revolving Commitments of each of the Lenders at such time.

          "Total Multicurrency Revolving Commitment" means, at any time, the sum
           ----------------------------------------
of the Multicurrency Revolving Commitments of each of the Lenders at such time.

          "Transaction" means and includes (i) each of the Credit Events
           -----------
occurring on the Initial Borrowing Date, (ii) the consummation of the Contribution Agreement, (iii) the consummation of the BPCL Sales Agreement and/or the Supply Arrangement, (iv) the issuance of the Senior Subordinated Notes, (v) the issuance of the Holding Zero Coupon Notes, (vi) the cash equity contribution to Holdings by BT Capital Investors, L.P., Chase Equity Associates, L.P. and Goldman Sachs Group, Inc., pursuant to the Investment Agreement, (vii) such other transactions as are contemplated by and in accordance with the Documents and (viii) the payment of fees and expenses in connection with the foregoing.

          "Transaction Documents" means, collectively, the Contribution
           ---------------------
Documents, the BPCL Documents, and/or the Supply Arrangement Agreements, the Loan Documents, the Senior Subordinated Note Documents the Holdings Zero Coupon Notes, the Investment Agreement, the Foreign Intercompany Loan Documents, and including any agreement, document, instrument and certificate executed and/or delivered on or after the date hereof pursuant to the terms of, or in connection with, any of the foregoing.

          "Transferee" has the meaning assigned to that term in Section 12.8(d).
           ----------                                           ---------------

          "Type" means any type of Loan, namely, a Base Rate Loan or a
           ----
Eurocurrency Loan.

          "UCC" means the Uniform Commercial Code as in effect from time to time
           ---
in the relevant jurisdiction.

          "UK GAAP" means generally accepted accounting principles in the UK as
           -------
in effect from time to time.

          "UK Holdco Note" means that certain unsecured promissory note issued
           --------------
by UK Holdco 1 in favor of Huntsman ICI Finco in the form attached hereto as

Exhibit 1.1(a) pursuant to which on the Initial Borrowing Date, Huntsman ICI
--------------
Finco will loan not less than $950,000,000 (or $1,065,000,000 in the event that the BPCL Transaction is consummated) to UK Holdco 1.

          "UK Holdco 1" means Huntsman ICI (Holdings) UK, a direct Wholly-Owned
           -----------
Subsidiary of TG that is a private unlimited company incorporated under the laws of England and Wales.

          "UK Holdco 2" means Huntsman ICI (UK) Limited, a direct Wholly-owned
           -----------
Subsidiary of UK Holdco 1 that is a private limited company incorporated under the laws of England and Wales.

          "UK PU" means Huntsman ICI Polyurethanes (UK) Limited, a direct
           -----
Wholly-Owned Subsidiary of UK Holdco 1 that is a private limited company incorporated under the laws of England and Wales.

          "UK Petrochem" means Huntsman ICI Petrochemicals (UK) Limited, a
           ------------
direct Wholly-Owned Subsidiary of UK Holdco 1 that is a private limited company incorporated under the laws of England and Wales.

          "Unmatured Event of Default" means an event, act or occurrence which
           --------------------------
with the giving of notice or the lapse of time (or both) would become an Event of Default.

          "Unpaid Drawing" has the meaning set forth in Section 2.9(d).
           --------------                               --------------

          "Unrestricted Subsidiary" means (i) any Subsidiary of the Borrower
           -----------------------
that at or prior to the time of formation or acquisition thereof shall be designated an Unrestricted Subsidiary in an officers' certificate signed by two Responsible Financial Officers of the Borrower and (ii) any Subsidiary of an Unrestricted Subsidiary created at or after the designation of its parent company as an Unrestricted Subsidiary pursuant to clause (i) above; provided,
                                                                    --------
however, that no Receivables Subsidiary may be an Unrestricted Subsidiary.
-------

          "Unrestricted Subsidiary Investment Basket" means, as of any date of
           -----------------------------------------
determination, an amount equal to the sum of (i) $75 million plus (ii) the
                                                             ----
aggregate amount of Excess Cash Flow for each Fiscal Year ending on or after December 31, 2000 not required to be applied to prepay Term Loans pursuant to

Section 4.4(f) plus (iii) after-tax amount of any cash returns of principal or
--------------
capital on Investments made pursuant to Section 8.7(l), cash dividends thereon
                                        --------------
and other cash returns on investment thereon, as the case may be.

          "Voting Securities" means any class of Capital Stock of a Person
           -----------------
pursuant to which the holders thereof have, at the time of determination, the general voting power under ordinary circumstances to vote for the election of directors, managers, trustees or general partners of such Person (irrespective of whether or not at the time any other class or classes will have or might have voting power by reason of the happening of any contingency).

          "Waivable Prepayment" has the meaning assigned to that term in Section
           -------------------                                           -------
4.5(c).
------

          "Weighted Average Life to Maturity" means, when applied to any
           ---------------------------------
Indebtedness at any date, the number of years obtained by dividing (i) the then outstanding principal amount of such Indebtedness into (ii) the total of the product obtained by multiplying (x) the amount of each then remaining installment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, in respect thereof by (y) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment.

          "Whitewash Companies" shall mean, collectively, each of TG, UK Holdco
           -------------------
1, UK Holdco 2, UK PU, UK Petrochem and Tioxide UK.

          "Wholly-Owned Subsidiary" means, with respect to any Person, any
           -----------------------
Subsidiary of such Person, all of the outstanding shares of capital stock of which (other than qualifying shares required to be owned by directors, or similar de minimis issuances of capital stock to comply with Requirements of
Law) are at the time owned directly or indirectly by such Person and/or one or more Wholly-Owned Subsidiaries of such Person; provided, that each of UK Holdco
                                               --------
1, TG and Tioxide Southern Africa (Proprietary) Ltd. shall be deemed to be a Wholly-Owned Subsidiary.

          "written" or "in writing" means any form of written communication or a
           -----------------------
communication by means of telecopier device or authenticated telex, telegraph or cable.

          The foregoing definitions shall be equally applicable to both the singular and plural forms of the defined terms. The words "herein," "hereof" and words of similar import as used in this Agreement shall refer to this Agreement as a whole and not to any particular provision in this Agreement. References to "Articles", "Sections", "paragraphs", "Exhibits" and "Schedules" in this Agreement shall refer to Articles, Sections, paragraphs, Exhibits and Schedules of this Agreement unless otherwise expressly provided; references to Persons include their respective permitted successors and assigns or, in the case of governmental Persons, Persons succeeding to the relevant functions of such persons; and all references to statutes and related regulations shall include any amendments of same and any successor statutes and regulations.

1.2  Accounting Terms; Financial Statements
     --------------------------------------

All accounting terms used herein but not expressly defined in this Agreement shall have respective meanings given to them in accordance with GAAP in effect on the date hereof in the United States of America. Except as otherwise expressly provided herein (including without limitation, any modification to the terms hereof pursuant to Section 8.12), all computations and determinations for
                         ------------
purposes of determining compliance with the financial requirements of this Agreement shall be made in accordance with GAAP in effect in the United States of America on the date hereof and on a basis consistent with the presentation of the financial statements and projections delivered pursuant to, or otherwise referred to in, Sections 6.5(a) and 6.5(e). Notwithstanding the foregoing
                ---------------     ------
sentence, the financial statements required to be delivered pursuant to Section
                                                                        -------
7.1 shall be prepared in accordance with GAAP in the United States of America as
---
in effect on the respective dates of their preparation. Unless otherwise provided for herein (including, without limitation, the definition of Wholly-Owned Subsidiary), wherever any computation is to be made with respect to any Person and its Subsidiaries, such computation shall be made so as to exclude all items of income, assets and liabilities attributable to any Person which is not a Subsidiary of such Person. For purposes of the financial terms set forth herein, whenever a reference is made to a determination which is required to be made on a consolidated basis (whether in accordance with GAAP or otherwise) for the Borrower and its Subsidiaries, such determination shall be made as if each Unrestricted Subsidiary were wholly-owned by a Person not an Affiliate of the Borrower.

                                  ARTICLE II

                           AMOUNT AND TERMS OF CREDIT


2.1  The Commitments
     ---------------

          (a)  Term A Loans
               ------------

               (i) Term A Dollar Loans.  Each Term A Dollar Lender, severally
                   -------------------
and for itself alone, hereby agrees, on the terms and subject to the conditions hereinafter set forth and in reliance upon the representations and warranties set forth herein and in the other Loan Documents, to make a loan (each such loan, a "Term A Dollar Loan" and collectively, the "Term A Dollar Loans") to the
         ------------------                         -------------------
Borrower on the Initial Borrowing Date in an aggregate principal amount equal to the Term A Dollar Commitment of such Term A Dollar Lender. The Term A Dollar Loans (1) shall be incurred by the Borrower pursuant to a single drawing, which shall be on the Initial Borrowing Date, (2) shall be denominated in Dollars, (3) shall be made as Base Rate Loans and, except as hereinafter provided, may, at the option of the Borrower, be maintained as and/or converted into Base Rate Loans or Eurocurrency Loans, provided, that all Term A Dollar Loans made by the
                             --------
Term A Dollar Lenders pursuant to the same Borrowing shall, unless otherwise specifically provided herein, consist entirely of Term A Dollar Loans of the same Type and (4) shall not exceed for any Lender at the time of incurrence thereof on the Initial Borrowing Date the Term A Dollar Commitment, if any, of such Lender at such time. Each Term A Dollar Lender's Term A Dollar Commitment shall expire immediately and without further action on the Initial Borrowing Date if the Term A Dollar Loans are not made on the Initial Borrowing Date. No amount of a Term A Dollar Loan which is repaid or prepaid by the Borrower may be reborrowed hereunder.

               (ii) Term A Euro Loans.  Each Term A Euro Lender, severally and
                    -----------------
for itself alone, hereby agrees, on the terms and subject to the conditions hereinafter set forth and in reliance upon the representations and warranties set forth herein and in the other Loan Documents, to make a loan (each such loan, a "Term A Euro Loan" and collectively, the "Term A Euro Loans") to the
         ----------------                         -----------------
Borrower on the Initial Borrowing Date in an aggregate principal amount equal to the Term A Euro Commitment of such Term A Euro Lender. The Term A Euro Loans
(1) shall be incurred by the Borrower pursuant to a single drawing, which shall be on the Initial Borrowing Date, (2) shall be denominated in Euro , (3) shall be made as Eurocurrency Loans, provided, that all Term A Euro Loans made by the
                               --------
Term A Euro Lenders pursuant to the same Borrowing shall, unless otherwise specifically provided herein, consist entirely of Term A Euro Loans of the same Type and (4) shall not exceed for any Lender at the time of incurrence thereof on the Initial Borrowing Date the Term A Euro Commitment, if any, of such Lender at such time. Each Term A Euro Lender's Term A Euro Commitment shall expire immediately and without further action on the Initial Borrowing Date if the Term A Euro Loans are not made on the Initial Borrowing Date. No amount of a Term A Euro Loan which is repaid or prepaid by the Borrower may be reborrowed hereunder.

          (b) Term B Loans.  Each Term B Lender, severally and for itself alone,
              -------------
hereby agrees, on the terms and subject to the conditions hereinafter set forth and in reliance upon the representations and warranties set forth herein and in the other Loan Documents, to make a loan (each such loan, a "Term B Loan" and
                                                             -----------
collectively, the "Term B Loans") to the Borrower on the Initial Borrowing Date
                   ------------
in an aggregate principal amount equal to the Term B Commitment of such Term B Lender. The Term B Loans (i) shall be incurred by the Borrower pursuant to a single drawing, which shall be on the Initial Borrowing Date, (ii) shall be denominated in Dollars, (iii) shall be made as Base Rate Loans and, except as hereinafter provided, may, at the option of the Borrower, be maintained as and/or converted into Base Rate Loans or Eurocurrency Loans, provided, that all
                                                             --------
Term B Loans made by the Term B Lenders pursuant to the same Borrowing shall, unless otherwise specifically provided herein, consist entirely of Term B Loans of the same Type and (iv) shall not exceed for any Lender at the time of incurrence thereof on the Initial Borrowing Date the Term B Commitment, if any, of such Lender at such time. Each Term B Lender's Term B Commitment shall expire immediately and without further action on the Initial Borrowing Date if the Term B Loans are not made on the Initial Borrowing Date. No amount of a Term B Loan which is repaid or prepaid by the Borrower may be reborrowed hereunder.

          (c) Term C Loans.  Each Term C Lender, severally and for itself alone,
              ------------
hereby agrees, on the terms and subject to the conditions hereinafter set forth and in reliance upon the representations and warranties set forth herein and in the other Loan Documents, to make a loan (each such loan, a "Term C Loan" and
                                                             -----------
collectively, the "Term C Loans") to the Borrower on the Initial Borrowing Date
                   ------------
in an aggregate principal amount equal to the Term C Commitment of such Term C Lender. The Term C Loans (i) shall be incurred by the Borrower pursuant to a single drawing, which shall be on the Initial Borrowing Date, (ii) shall be denominated in Dollars, (iii) shall be made as Base Rate Loans and, except as hereinafter provided, may, at the option of the Borrower, be maintained as and/or converted into Base Rate Loans or Eurocurrency Loans, provided, that all
                                                             --------
Term C Loans made by the Term C Lenders pursuant to the same Borrowing shall, unless otherwise specifically provided herein, consist entirely of Term C Loans of the same Type and (iv) shall not exceed for any Lender at the time of incurrence thereof on the Initial Borrowing Date the Term C Commitment, if any, of such Lender at such time. Each Term C Lender's Term C Commitment shall expire immediately and without further action on the Initial Borrowing Date if the Term C Loans are not made on the Initial Borrowing Date. No amount of a Term C Loan which is repaid or prepaid by the Borrower may be reborrowed hereunder.

          (d) Domestic Revolving Loans; Multicurrency Revolving Loans.  (i)
              -------------------------------------------------------
Domestic Revolving Loans.  Each Domestic Revolving Lender, severally and for
------------------------
itself alone, hereby
agrees, on the terms and subject to the conditions hereinafter set forth and in reliance upon the representations and warranties set forth herein and in the other Loan Documents, to make loans to the Borrower denominated in Dollars on a revolving basis from time to time during the Commitment Period, in an amount not to exceed its Domestic Revolver Pro Rata Share of the Total Available Domestic Revolving Commitment (each such loan by any Lender, a "Domestic Revolving Loan"
                                                       -----------------------
and collectively, the "Domestic Revolving Loans").  All Domestic Revolving
                       ------------------------
Loans comprising the same Borrowing hereunder shall be made by the Domestic Revolving Lenders simultaneously and in proportion to their respective Domestic Revolving Commitments. Prior to the Revolver Termination Date, Domestic Revolving Loans may be repaid and reborrowed by the Borrower in accordance with the provisions hereof and, except as otherwise specifically provided in Section
                                                                        -------
3.6, all Domestic Revolving Loans comprising the same Borrowing shall at all
---
times be of the same Type.

          (ii) Multicurrency Revolving Loans.  Each Multicurrency Revolving
               -----------------------------
Lender, severally and for itself alone, hereby agrees, on the terms and subject to the conditions hereinafter set forth and in reliance upon the representations and warranties set forth herein and in the other Loan Documents, to make loans to the Borrower denominated in Dollars, Sterling or Euros on a revolving basis from time to time during the Commitment Period, in an amount not to exceed its Multicurrency Revolver Pro Rata Share of the Total Available Multicurrency Revolving Commitment (each such loan by any Multicurrency Lender, a

"Multicurrency Revolving Loan" and collectively, the "Multicurrency Revolving
-----------------------------                         -----------------------
Loans").  All Multicurrency Revolving Loans comprising the same Borrowing
-----
hereunder shall be made by the Multicurrency Revolving Lenders simultaneously and in proportion to their respective Multicurrency Revolving Commitments.
Prior to the Multicurrency Revolver Termination Date, Multicurrency Revolving Loans may be repaid and reborrowed by the Borrower in accordance with the provisions hereof and, except as otherwise specifically provided in Section 3.6,
                                                                    -----------
all Multicurrency Revolving Loans comprising the same Borrowing shall at all times be of the same Type.

          (e)  Swing Line Loans
               ----------------

               (i) Swing Line Commitment.  Subject to the terms and conditions
                   ---------------------
hereof, the Swing Line Lender in its individual capacity agrees to make swing line loans in Dollars, Euros or Sterling (or, at the option of the Swing Line Lender, any other Alternative Currency) ("Swing Line Loans") to the Borrower on
                                          ----------------
any Business Day from time to time during the Commitment Period in an aggregate principal amount at any one time outstanding not to exceed the Dollar Equivalent of $25,000,000; provided, however, that in no event may the amount of any
                --------  -------
Borrowing of Swing Line Loans (A) exceed the Total Available Domestic Revolving Commitment immediately prior to such Borrowing (after giving effect to the use of proceeds thereof) or (B) cause the outstanding Domestic Revolving Loans of any Lender, when added to such Lender's Domestic Revolver Pro Rata Share of the then outstanding Swing Line Loans and Domestic Revolver Pro Rata Share of the aggregate LC Obligations (exclusive of

Unpaid Drawings relating to LC Obligations which are repaid with the proceeds of, and simultaneously with the incurrence of, Domestic Revolving Loans or Swing Line Loans) to exceed such Lender's Domestic Revolving Commitment. Amounts borrowed by the Borrower under this Section 2.1(e)(i) may be repaid and, to but
                                    -----------------
excluding the Revolver Termination Date, reborrowed. Swing Line Loans (x) made in Dollars shall be maintained as Base Rate Loans and (y) made in an Alternative Currency shall be maintained at the applicable Quoted Rate, and, notwithstanding
Section 2.6, in each case shall not be entitled to be converted into any other
-----------
Type of Loan.

          (ii) Refunding of Swing Line Loans.  The Swing Line Lender, at any
               -----------------------------
time in its sole and absolute discretion, may on behalf of the Borrower (which hereby irrevocably directs the Swing Line Lender to so act on its behalf) notify each Domestic Revolving Lender (including the Swing Line Lender) to make a Domestic Revolving Loan in an amount equal to such Lender's Domestic Revolver Pro Rata Share of the Dollar Equivalent of the principal amount of the Swing Line Loans (the "Refunded Swing Line Loans") outstanding on the date such notice
                 -------------------------
is given, provided, however, that such notice shall be deemed to have
          --------  -------
automatically been given upon the occurrence of an Event of Default under

Sections 10.1(e) or 10.1(f) or upon the occurrence of a Change of Control.
----------------    -------
Unless any of the events described in Sections 10.1(e) or 10.1(f) shall have
                                      ----------------    -------
occurred (in which event the procedures of Section 2.1(e)(iii) shall apply) and
                                           -------------------
regardless of whether the conditions precedent set forth in this Agreement to the making of a Domestic Revolving Loan are then satisfied, each Lender shall make the proceeds of its Domestic Revolving Loan available to the Swing Line Lender at the Payment Office prior to 11:00 a.m., New York City time, in funds immediately available on the Business Day next succeeding the date such notice is given. The proceeds of such Domestic Revolving Loans shall be immediately applied to repay the Refunded Swing Line Loans.

          (iii)  Participation in Swing Line Loans.  If, prior to refunding a
                 ---------------------------------
Swing Line Loan with a Domestic Revolving Loan pursuant to Section 2.1(e)(ii),
                                                           ------------------
one of the events described in Sections 10.1(e) or 10.1(f) shall have occurred,
                               ----------------    -------
or if for any other reason a Domestic Revolving Loan cannot be made pursuant to

Section 2.1(e)(ii), then, subject to the provisions of Section 2.1(e)(iv) below,
------------------                                     ------------------
each Lender will, on the date such Domestic Revolving Loan was to have been made, purchase (without recourse or warranty) from the Swing Line Lender an undivided participation interest in the Swing Line Loan in an amount equal to its Domestic Revolver Pro Rata Share of the Dollar Equivalent of such Swing Line Loan. Upon request, each Lender will immediately transfer to the Swing Line Lender, in immediately available funds, the amount of its participation and upon receipt thereof the Swing Line Lender will deliver to such Lender a Swing Line Loan Participation Certificate dated the date of receipt of such funds and in such amount.

          (iv) Lenders' Obligations Unconditional.  Each Lender's obligation to
               ----------------------------------
make Domestic Revolving Loans in accordance with Section 2.1(e)(ii) and to
                                                 ------------------
purchase
participating interests in accordance with Section 2.1(e)(iii) above shall be
                                           -------------------
absolute and unconditional and shall not be affected by any circumstance, including, without limitation, (A) any set-off, counterclaim, recoupment, defense or other right which such Lender may have against the Swing Line Lender, the Borrower or any other Person for any reason whatsoever; (B) the occurrence or continuance of any Event of Default or Unmatured Event of Default; (C) any adverse change in the condition (financial or otherwise) of the Borrower or any other Person; (D) any breach of this Agreement by the Borrower or any other Person; (E) any inability of the Borrower to satisfy the conditions precedent to borrowing set forth in this Agreement on the date upon which such participating interest is to be purchased or (F) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing. If any Lender does not make available to the Swing Line Lender the amount required pursuant to
Section 2.1(e)(ii) or (iii) above, as the case may be, the Swing Line Lender
------------------    -----
shall be entitled to recover such amount on demand from such Lender, together with interest thereon for each day from the date of non-payment until such amount is paid in full at the Federal Funds Rate for the first two Business Days and at the Base Rate thereafter. Notwithstanding the foregoing provisions of this Section 2.1(e)(iv), no Lender shall be required to make a Domestic
     ------------------
Revolving Loan to the Borrower for the purpose of refunding a Swing Line Loan pursuant to Section 2.1(e)(ii) above or to purchase a participating interest in
            ------------------
a Swing Line Loan pursuant to Section 2.1(e)(iii) if an Event of Default or
                                          -------------------
Unmatured Event of Default has occurred and is continuing and, prior to the making by the Swing Line Lender of such Swing Line Loan, the Swing Line Lender has received written notice from such Lender specifying that such Event of Default or Unmatured Event of Default has occurred and is continuing, describing the nature thereof and stating that, as a result thereof, such Lender shall cease to make such Refunded Swing Line Loans and purchase such participating interests, as the case may be; provided, however, that the obligation of such
                               --------  -------
Lender to make such Refunded Swing Line Loans and to purchase such participating interests shall be reinstated upon the earlier to occur of (y) the date upon which such Lender notifies the Swing Line Lender that its prior notice has been withdrawn and (z) the date upon which the Event of Default or Unmatured Event of Default specified in such notice no longer is continuing.

2.2  Notes
     -----
          (a) Evidence of Indebtedness.  The Borrower's obligation to pay the
              ------------------------
principal of and interest on all the Loans made to it by each Lender shall, if requested by a Lender, be evidenced, (1) if Term A Dollar Loans, by a promissory note (each, a "Term A Dollar Note" and, collectively, the "Term A Dollar Notes")
               ------------------                          -------------------
duly executed and delivered by the Borrower substantially in the form of Exhibit
                                                                         -------
2.2(a)(1) hereto, with blanks appropriately completed in conformity herewith,
---------
(2) if Term A Euro Loans, by a promissory note (each, a "Term A Euro Note" and,
                                                         ----------------
collectively, the "Term A Euro Notes") duly executed and delivered by the
                   -----------------
Borrower substantially in the form of Exhibit 2.2(a)(2) hereto, with blanks
                                      -----------------
appropriately completed in conformity herewith, (3) if Term B Loans, by a promissory note (each, a "Term B Note" and, collectively, the "Term B Notes")
                          -----------                          ------------
duly executed and delivered by the Borrower substantially in the form of Exhibit 2.2(a)(3) hereto, with blanks appropriately completed in
               -----------------
conformity herewith, (4) if Term C Loans, by a promissory note (each, a "Term C
                                                                         ------
Note" and,collectively, the "Term C Notes") duly executed and delivered by the
----                         ------------
Borrower substantially in the form of Exhibit 2.2(a)(4) hereto, with blanks
                                      -----------------
appropriately completed in conformity herewith, (5) if Domestic Revolving Loans, by a promissory note (each, a "Revolving Note" and, collectively, the "Revolving
                               --------------                          ---------
Notes") duly executed and delivered by the Borrower substantially in the form of
-----
Exhibit 2.2(a)(5) hereto, with blanks appropriately completed in conformity
-----------------
herewith (6) if Multicurrency Revolving Loans, by a promissory note (each, a
                                                                           -
"Multicurrency Revolving Note" and, collectively, the "Multicurrency Revolving
-----------------------------                          -----------------------
Notes") duly executed and delivered by the Borrower substantially in the form of
-----
Exhibit 2.2(a)(6) hereto, with blanks appropriately completed in conformity
-----------------
herewith and (7) if Swing Line Loans, by a promissory note (each, a "Swing Line
                                                                     ----------
Note" and, collectively, the "Swing Line Notes") duly executed and delivered by
----                          ----------------
the Borrower substantially in the form of Exhibit 2.2(a)(7) hereto, with blanks
                                          -----------------
appropriately completed in conformity herewith.

          (b) Notation of Payments.  Each Lender will note on its internal
              --------------------
records the amount of each Loan made by it, and each payment in respect thereof and will, prior to any transfer of any of its Notes, endorse on the reverse side thereof the outstanding principal amount of Loans evidenced thereby. Failure to make any such notation, or any error in any such notation, shall not affect the Borrower's or any guarantor's obligations hereunder or under the other applicable Loan Documents in respect of such Loans.

2.3  Minimum Amount of Each Borrowing; Maximum Number of Borrowings
     --------------------------------------------------------------

The aggregate principal amount of each Borrowing (other than with respect to Swing Line Loans) by the Borrower hereunder shall be not less than the Minimum Borrowing Amount and, if greater, shall be in integral multiples of (i) in the case of a Borrowing in Dollars, $1,000,000, (ii) in the case of a Borrowing in Sterling, (Pounds)750,000, or (iii) in the case of a Borrowing in Euros, 1,000,000 Euros, above such minimum (or, if less, the then Total Available Domestic Revolving Commitment or the Total Available Multicurrency Revolving Commitment, as the case may be). More than one Borrowing may be incurred on any date; provided that at no time shall there be outstanding more than six
      --------
Borrowings of Eurocurrency Loans for any Facility.

2.4  Borrowing Options
     -----------------

The Term Loans, the Domestic Revolving Loans and the Multicurrency Revolving Loans shall, at the option of the Borrower except as otherwise provided in this Agreement, be (i) Base Rate Loans, (ii) Eurocurrency Loans, or (iii) part Base Rate Loans and part Eurocurrency Loans; provided, that Term A Euro Loans and
                                        --------
non-Dollar denominated Multicurrency Revolving Loans may only be made as Eurocurrency Loans. As to any Eurocurrency Loan, any Lender may, if it so elects, fulfill its commitment by causing a foreign branch or affiliate to make or continue such

Loan, provided that in such event that Lender's Loan shall, for the purposes of this Agreement, be considered to have been made by that Lender and the obligation of the Borrower to repay that Lender's Loan shall nevertheless be to that Lender and shall be deemed held by that Lender, for the account of such branch or affiliate.

2.5  Notice of Borrowing
     -------------------

Whenever the Borrower desires to make a Borrowing of any Loan hereunder, it shall give the Administrative Agent at its office located at One Bankers Trust Plaza, 130 Liberty Street, New York, New York 10006 (or such other address as the Administrative Agent may hereafter designate in writing to the parties hereto) (the "Notice Address") at least one Business Day's prior written notice
              --------------
(or telephonic notice promptly confirmed in writing), given not later than 12:00 p.m. (New York City time) of each Base Rate Loan, and at least three Business Days' prior written notice (or telephonic notice promptly confirmed in writing), given not later than 12:00 p.m. (New York City time), of each Dollar denominated Eurocurrency Loan to be made hereunder and at least four Business Days prior written notice (or telephone notice promptly confirmed in writing) given not later than 12:00 p.m. (New York time), of each Loan denominated in an Alternative Currency; provided, however, that a Notice of Borrowing with respect
                      --------  -------
to Borrowings to be made on the date hereof may, at the discretion of the Administrative Agent, be delivered later than the time specified above.
Whenever the Borrower desires that Swing Line Lender make a Swing Line Loan under Section 2.1(e), it shall deliver to Swing Line Lender prior to 12:00 p.m.
      --------------
(New York City time) on the date of Borrowing written notice (or telephonic notice promptly confirmed in writing). Each such notice (each a "Notice of
                                                                  ---------
Borrowing"), which shall be in the form of Exhibit 2.5 hereto, shall be
---------                                  -----------
irrevocable, shall be deemed a representation by the Borrower that all conditions precedent to such Borrowing have been satisfied and shall specify (i) the aggregate principal amount of the Loans to be made pursuant to such Borrowing, (ii) the date of Borrowing (which shall be a Business Day), (iii) whether the Loans being made pursuant to such Borrowing are to be Base Rate Loans or Eurocurrency Loans and, with respect to Eurocurrency Loans, the Interest Period to be applicable thereto and (iv) with respect to a Borrowing of Domestic Revolving Loans, the amount of the Overdraft Reserve at such time. The Administrative Agent shall as promptly as practicable give each Lender written or telephonic notice (promptly confirmed in writing) of each proposed Borrowing, of such Lender's Domestic Revolver Pro Rata Share thereof or Multicurrency Revolver Pro Rata Share, as the case may be, thereof and of the other matters covered by the Notice of Borrowing. Without in any way limiting the Borrower's obligation to confirm in writing any telephonic notice, the Administrative Agent or the Swing Line Lender (in the case of Swing Line Loans) or the respective Facing Agent (in the case of Letters of Credit) may act without liability upon the basis of telephonic notice believed by the Administrative Agent in good faith to be from a Responsible Officer of the Borrower prior to receipt of written confirmation. The Administrative Agent's records shall, absent manifest error, be final, conclusive and binding on the Borrower with respect to evidence of the terms of such telephonic Notice of Borrowing.

2.6  Conversion or Continuation
     --------------------------

With respect to Dollar denominated Loans, the Borrower may elect (i) on any Business Day at any time after the seventh Business Day following the Initial Borrowing Date to convert Base Rate Loans or any portion thereof to Eurocurrency Loans and (ii) at the end of any Interest Period with respect thereto, to convert Eurocurrency Loans or any portion thereof into Base Rate Loans or to continue such Eurocurrency Loans or any portion thereof for an additional Interest Period; provided, however, that the aggregate principal amount of the
                 --------  -------
Eurocurrency Loans for each Interest Period therefor must be in an aggregate principal amount equal to the Minimum Borrowing Amount for Eurocurrency Loans or an integral multiple of (i) in the case of a Borrowing in Dollars, $1,000,000,
(ii) in the case of a Borrowing in Sterling, (Pounds)750,000, or (iii) in the case of a Borrowing in Euros, 1,000,000 Euros, in each case in excess thereof. With respect to Euro or Sterling denominated Loans, the Borrower may elect to continue such Eurocurrency Loans or any portion thereof for an additional Interest Period. Each conversion or continuation of Term A Dollar Loans shall be allocated among the Term A Dollar Loans of the Term A Dollar Lenders in accordance with their respective Term A Dollar Pro Rata Shares. Each conversion or continuation of Term B Loans shall be allocated among the Term B Loans of the Term B Lenders in accordance with their respective Term B Pro Rata Shares. Each conversion or continuation of Term C Loans shall be allocated among the Term C Loans of the Term C Lenders in accordance with their respective Term C Pro Rata Shares. Each conversion or continuation of Domestic Revolving Loans shall be allocated among the Domestic Revolving Loans of the Lenders in accordance with their respective Domestic Revolver Pro Rata Shares. Each conversion or continuation of Multicurrency Revolving Loans shall be allocated among the Multicurrency Revolving Loans of the Lenders in accordance with their respective Multicurrency Revolver Pro Rata Shares. Each such election shall be in substantially the form of Exhibit 2.6 hereto (a "Notice of Conversion or
                          -----------            -----------------------
Continuation") and shall be made by giving the Administrative Agent at least
------------
three Business Days' (or one Business Day in the case of a conversion into Base Rate Loans or four Business Days' in the case of continuation of a Term A Euro Loan or non-Dollar denominated Multicurrency Revolving Loan) prior written notice thereof to the Notice Address given not later than 12:00 p.m. (New York City time) specifying (i) the amount and type of conversion or continuation,
(ii) in the case of a conversion to or a continuation of Eurocurrency Loans, the Interest Period therefor, and (iii) in the case of a conversion, the date of conversion (which date shall be a Business Day and, if a conversion from Eurocurrency Loans, shall also be the last day of the Interest Period therefor). Notwithstanding the foregoing, no conversion in whole or in part of Base Rate Loans to Eurocurrency Loans, and no continuation in whole or in part of Dollar denominated Eurocurrency Loans upon the expiration of any Interest Period therefor, shall be permitted at any time at which an Unmatured Event of Default or an Event of Default shall have occurred and be continuing. The Borrower shall not be entitled to specify an Interest Period in excess of 30 days for any Term A Euro Loan or non-Dollar denominated Multicurrency Revolving Loan, as the case may be, if an Unmatured Event of Default or an Event of Default has occurred and is continuing. If, within the time period required under the terms of this Section 2.6, the Administrative Agent does not receive a Notice of
        -----------
Conversion or Continuation from the Borrower containing a permitted election to continue any Eurocurrency Loans for an additional Interest Period or to convert any such Loans, then, upon the expiration of the Interest Period therefor, such Loans will be automatically converted to Base Rate Loans or, in the case of Term A Euro Loans and non-Dollar denominated Multicurrency Revolving Loans, Eurocurrency Loans with an Interest Period of one month. Each Notice of Conversion or Continuation shall be irrevocable.

2.7  Disbursement of Funds
     ---------------------

No later than 1:00 p.m. (local time at the place of funding) on the date specified in each Notice of Borrowing, each Lender will make available its Term A Dollar Pro Rata Share of Term A Dollar Loans, Term A Euro Pro Rata Share of Term A Euro Loans, Term B Pro Rata Share of Term B Loans, Term C Pro Rata Share of Term C Loans, Domestic Revolver Pro Rata Share of Domestic Revolving Loans and Multicurrency Revolver Pro Rata Share of Multicurrency Revolving Loans, as the case may be, of the Borrowing requested to be made on such date in Dollars, Euro or Sterling, as the case may be, and in immediately available funds, at the Payment Office (for the account of such non-U.S. office of the Administrative Agent as the Administrative Agent may direct in the case of Eurocurrency Loans) and the Administrative Agent will make available to the Borrower at its Payment Office the aggregate of the amounts so made available by the Lenders not later than 2:00 p.m. (local time in the place of payment). Unless the Administrative Agent shall have been notified by any Lender at least one Business Day prior to the date of Borrowing that such Lender does not intend to make available to the Administrative Agent such Lender's portion of the Borrowing to be made on such date, the Administrative Agent may assume that such Lender has made such amount available to the Administrative Agent on such date of Borrowing and the Administrative Agent may, but shall not be required to, in reliance upon such assumption, make available to the Borrower a corresponding amount. If such corresponding amount is not in fact made available to the Administrative Agent by such Lender on the date of Borrowing, the Administrative Agent shall be entitled to recover such corresponding amount on demand from such Lender. If such Lender does not pay such corresponding amount forthwith upon the Administrative Agent's demand therefor, the Administrative Agent shall promptly notify the Borrower and, if so notified, the Borrower shall immediately pay such corresponding amount to the Administrative Agent. The Administrative Agent shall also be entitled to recover from the Borrower interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by the Administrative Agent to the Borrower to the date such corresponding amount is recovered by the Administrative Agent, at a rate per annum equal to the rate for Base Rate Loans or Eurocurrency Loans, as the case may be, applicable during the period in question, provided, however,
                                                           --------  -------
that any
interest paid to the Administrative Agent in respect of such corresponding amount shall be credited against interest payable by the Borrower to such lender under Section 3.1 in respect of such corresponding amount. Any amount due
      -----------
hereunder to the Administrative Agent from any Lender which is not paid when due shall bear interest payable by such Lender, from the date due until the date paid, at the Federal Funds Rate for amounts in Dollars (and at the Administrative Agent's cost of funds for amounts in Euros or Sterling or any other Alternative Currency) for the first three days after the date such amount is due and thereafter at the Federal Funds Rate (or such cost of funds rate) plus 1%, together with the Administrative Agent's standard interbank processing fee. Further, such Lender shall be deemed to have assigned any and all payments made of principal and interest on its Loans, amounts due with respect to its Letters of Credit (or its participations therein) and any other amounts due to it hereunder first to the Administrative Agent to fund any outstanding Loans made available on behalf of such Lender by the Administrative Agent pursuant to this Section 2.7 until such Loans have been funded (as a result of such
     -----------
assignment or otherwise) and then to fund Loans of all Lenders other than such Lender until each Lender has outstanding Loans equal to its Term A Dollar Pro Rata Share of all Term A Dollar Loans, its Term A Euro Pro Rata Share of all Term A Euro Loans, its Term B Pro Rata Share of all Term B Loans, its Term C Pro Rata Share of all Term C Loans, its Domestic Revolver Pro Rata Share of all Domestic Revolving Loans and its Multicurrency Revolver Pro Rata Share of all Multicurrency Revolving Loans (as a result of such assignment or otherwise). Such Lender shall not have recourse against the Borrower with respect to any amounts paid to the Administrative Agent or any Lender with respect to the preceding sentence; provided, that such Lender shall have full recourse against the Borrower to the extent of the amount of such loans it has so been deemed to have made. Nothing herein shall be deemed to relieve any Lender from its obligation to fulfill its Commitment hereunder or to prejudice any rights which the Borrower may have against the Lender as a result of any default by such Lender hereunder.

2.8  [INTENTIONALLY DELETED.]

2.9  Pro Rata Borrowings
     -------------------

All Borrowings of Term A Dollar Loans, Term A Euro Loans, Term B Loans, Term C Loans, Domestic Revolving Loans and Multicurrency Revolving Loans under this Agreement shall be loaned by the Lenders pro rata on the basis of their Term A Dollar Commitments, Term A Euro Commitments, Term B Commitments, Term C Commitments, Domestic Revolving Commitments or Multicurrency Revolving Commitments, as the case may be. No Lender shall be responsible for any default by any other Lender in its obligation to make Loans hereunder and each Lender shall be obligated to make the Loans provided to be made by it hereunder, regardless of the failure of any other Lender to fulfill its Commitments hereunder.

2.10 Amount and Terms of Letters of Credit
     -------------------------------------

          (a) Letter of Credit Commitments, Terms of Letters of Credit.
              --------------------------------------------------------

              (i) Subject to and upon the terms and conditions herein set forth, at any time and from time to time on or after the Initial Borrowing Date and to but not including a date which is thirty (30) days prior to the Revolver Termination Date, each Facing Agent agrees, severally not jointly, to issue each in its own name, but for the ratable account of all Domestic Revolving Lenders (including the applicable Facing Agent), one or more Domestic Letters of Credit, each having a Stated Amount in Dollars, for the account of the Borrower in a Stated Amount which together with the aggregate Stated Amount of other Domestic Letters of Credit then outstanding does not exceed Fifty Million Dollars ($50,000,000); provided, however, that a Facing Agent shall not issue or extend
               --------  -------
the expiration of any Domestic Letter of Credit if, immediately after giving effect to such issuance or extension, (A) the aggregate LC Obligations at such time would exceed One Hundred Million Dollars ($100,000,000), or (B) the sum of the Domestic Revolving Loans, the Assigned Dollar Value of Swing Line Loans and the Domestic LC Obligations would exceed the Total Domestic Revolving Commitment. Each Domestic Revolving Lender, severally, but not jointly, agrees to participate in each such Domestic Letter of Credit issued by the applicable Facing Agent in an amount equal to its Domestic Revolver Pro Rata Share, and to make available to the applicable Facing Agent such Lender's Domestic Revolver Pro Rata Share of any payment made to the beneficiary of such Domestic Letter of Credit to the extent not reimbursed by the Borrower; provided, however, that no
                                                     --------  -------
Domestic Revolving Lender shall be required to participate in any Domestic Letter of Credit to the extent that such participation therein would exceed such Domestic Revolving Lender's Available Domestic Revolving Commitment then in effect. No Domestic Revolving Lender's obligation to participate in any Domestic Letter of Credit or to make available to the applicable Facing Agent such Domestic Revolving Lender's Domestic Revolver Pro Rata Share of any Letter of Credit Payment made by the applicable Facing Agent shall be affected by any other Domestic Revolving Lender's failure to participate in the same or any other Domestic Revolving Letter of Credit or by any other Domestic Lender's failure to make available to the applicable Facing Agent such other Domestic Revolving Lender's Domestic Revolver Pro Rata Share of any Letter of Credit Payment.

          (ii) Subject to and upon the terms and conditions herein set forth, at any time and from time to time on or after the Initial Borrowing Date and to but not including a date which is thirty (30) days prior to the Revolver Termination Date, each Facing Agent agrees, severally not jointly, to issue each in its own name, but for the ratable account of all Multicurrency Revolving Lenders (including the applicable Facing Agent), one or more Letters of Credit, denominated in Dollars or an Alternative Currency, for the account of the Borrower in a Stated Amount which together with the aggregate Stated Amount of all other Multicurrency Letters of Credit then outstanding does not exceed Fifty Million Dollars ($50,000,000); provided,
                               --------
however, that a Facing Agent shall notissue or extend the expiration of any
-------
Multicurrency Letter of Credit if, immediately after giving effect to such issuance or extension, (A) the aggregate LC Obligations at such time would exceed the Dollar Equivalent of One Hundred Million Dollars ($100,000,000) or
(B) the sum of the Assigned Dollar Value of the Multicurrency Loans and the Multicurrency LC Obligations would exceed the Total Multicurrency Revolving Commitment. Each Multicurrency Revolving Lender severally, but not jointly, agrees to participate in each such Multicurrency Letter of Credit issued by the applicable Facing Agent in an amount equal to its Multicurrency Revolver Pro Rata Share and to make available to the applicable Facing Agent such Lender's Multicurrency Revolver Pro Rata Share of any payment made to the beneficiary of such Multicurrency Letter of Credit to the extent not reimbursed by the Borrower; provided, however, that no Multicurrency Revolving Lender shall be
          --------  -------
required to participate in any Multicurrency Letter of Credit to the extent that such participation therein would exceed such Multicurrency Revolving Lender's Available Multicurrency Revolving Commitment then in effect. No Lender's obligation to participate in any Multicurrency Letter of Credit or to make available to the applicable Facing Agent such Multicurrency Revolving Lender's Multicurrency Revolver Pro Rata Share of any Letter of Credit Payment made by the applicable Facing Agent shall be affected by any other Multicurrency Revolving Lender's failure to participate in the same or any other Multicurrency Letter of Credit or by any other Multicurrency Revolving Lender's failure to make available to the applicable Facing Agent such other Multicurrency Lender's Multicurrency Revolver Pro Rata Share of any Letter of Credit Payment.

          (iii) Each Letter of Credit issued or to be issued hereunder shall be issued on a sight basis, and shall have an expiration date of one (1) year or less from the issuance date thereof; provided, however, that each Standby Letter
                                     --------  -------
of Credit may provide by its terms that it will be automatically extended for additional successive periods of up to one (1) year unless the applicable Facing Agent shall have given notice to the applicable beneficiary (with a copy to the Borrower) of the election by the applicable Facing Agent (such election to be in the sole and absolute discretion of the applicable Facing Agent) not to extend such Letter of Credit, such notice to be given prior to the then current expiration date of such Letter of Credit; provided, further, that no Standby
                                          --------  -------
Letter of Credit or extension thereof shall be stated to expire later than the Revolver Termination Date and no Commercial Letter of Credit or extension thereof shall be stated to expire later than the day thirty (30) days prior to the Revolver Termination Date.

      (b) Procedure for Issuance and Amendment of Letters of Credit.  Whenever
          ---------------------------------------------------------
the Borrower desires the issuance of a Letter of Credit hereunder, it shall give the Administrative Agent and the applicable Facing Agent at least three (3) Business Days' prior written notice (or such shorter period as may be agreed to by the Borrower, the Administrative Agent and the applicable Facing Agent) specifying the day of issuance thereof (which day shall be a Business Day), such notice to be given prior to 12:00 p.m. (London time, in the case of Multicurrency Letters of Credit, and New York time in the case of Domestic Supported Foreign LCs and Domestic Letters of Credit) on the date specified for the giving of such notice. Each such notice

(each, a "Letter of Credit Request") shall be in the form of  Exhibit 2.10(b)-1
          ------------------------                            -----------------
hereto and shall specify (A) the proposed issuance date and expiration date, (B) the name(s) of each obligor with respect to such Letter of Credit, (C) the Borrower as the account party, (D) the name and address of the beneficiary, (E) the Stated Amount of such proposed Letter of Credit, (F) the currency in which such proposed Letter of Credit is to be issued and whether such proposed Letter of Credit will be designated a Domestic Letter of Credit, a Domestic Supported Foreign LC or a Multicurrency Letter of Credit and (G) such other information as Facing Agent may reasonably request. In addition, each Letter of Credit Request shall contain a description of the terms and conditions to be included in such proposed Letter of Credit (all of which terms and conditions shall be acceptable in form to the applicable Facing Agent). Promptly after issuance or extension of any Letter of Credit, the applicable Facing Agent shall notify the Administrative Agent of such issuance or extension and such notice of a Standby Letter of Credit shall be accompanied by a copy of the Standby Letter of Credit. Unless otherwise specified, all Letters of Credit will be governed by the "Uniform Customs and Practice for Documentary Credits" or, in the case of a Multicurrency Letter of Credit that is a bank guarantee, the "Uniform Rules for Demand Guarantees" or applicable English law, in each case as in effect on the date of issuance of such Letter of Credit. On the Business Day specified by the Borrower and upon confirmation from the Administrative Agent that the applicable conditions set forth in Article V have been fulfilled or waived, the applicable
                        ---------
Facing Agent will issue the requested Letter of Credit to the applicable beneficiary. From time to time while a Letter of Credit is outstanding and prior to the Revolver Termination Date, the applicable Facing Agent will, upon the written request of the Borrower received by the Facing Agent (with a copy sent by the Borrower to the Administrative Agent) at least three days (or such shorter time as the Facing Agent and the Administrative Agent may agree in a particular instance in their sole discretion) prior to the proposed date of amendment, amend any Letter of Credit issued by it. Each such request for amendment of a Letter of Credit shall be made by facsimile, confirmed immediately in an original writing, made in the form of Exhibit 2.10(b)-2 hereto
                                                        -----------------
(each a "Letter of Credit Amendment Request") and shall specify in form and
         ----------------------------------
detail satisfactory to the Facing Agent: (i) the Letter of Credit to be amended;
(ii) the proposed date of amendment of the Letter of Credit (which shall be a Business Day); (iii) the nature of the proposed amendment; and (iv) such other matters as the Facing Agent may require. The Facing Agent shall be under no obligation to amend any Letter of Credit if: (A) the Facing Agent would have no obligation at such time to issue such Letter of Credit in its amended form under the terms of this Agreement, or (B) the beneficiary of any such Letter of Credit does not accept the proposed amendment to the Letter of Credit. The Facing Agent will provide a copy of any amendment to the Administrative Agent and the Administrative Agent will promptly notify the Lenders of the receipt by it of any amendment to a Letter of Credit. In the event that the Facing Agent is other than the Administrative Agent, such Facing Agent will send by facsimile transmission to the Administrative Agent, promptly on the first Business Day of each week its daily maximum Dollar Equivalent amount available to be drawn under the Commercial Letters of Credit issued by such Facing Agent for the previous week. The Administrative Agent shall deliver to each Lender upon such calendar month end, and upon each commercial letter of credit fee payment, a report setting forth the daily maximum Dollar Equivalent amount available to be drawn for all Facing Agents during such Period.

          (c) Draws upon Letters of Credit; Reimbursement Obligation.  In the
              ------------------------------------------------------
event of any drawing under any Letter of Credit by the beneficiary thereof, the applicable Facing Agent shall give telephonic notice to the Borrower and the Administrative Agent (x) confirming such drawing and (y) of the date on or before which such Facing Agent intends to honor such drawing, and the Borrower shall reimburse the applicable Facing Agent on the day on which such drawing is honored in an amount in same day funds equal to the amount of such drawing;

provided, however, that, anything contained in this Agreement to the contrary
--------  -------
notwithstanding, (i) unless the Borrower shall have notified the Administrative Agent and the applicable Facing Agent prior to 10:00 a.m. (New York City time) on the Business Day the applicable Facing Agent intends to honor such drawing that the Borrower intends to reimburse the applicable Facing Agent for the amount of such drawing with funds other than the proceeds of Domestic Revolving Loans (in the case of a Domestic LC Obligation) or Multicurrency Revolving Loans (in the case of a Multicurrency LC Obligation), the Borrower shall be deemed to have timely given a Notice of Borrowing to the Administrative Agent requesting each Domestic Revolving Lender or Multicurrency Revolving Lender, as the case may be, to make Domestic Revolving Loans or Multicurrency Revolving Loans, as the case may be, which are Base Rate Loans on the date on which such drawing is honored in an amount equal to the Dollar Equivalent of the amount of such drawing and the Administrative Agent shall, if such Notice of Borrowing is deemed given, promptly notify the Lenders thereof and (ii) unless any of the events described in Section 10.1(e) or 10.1(f) shall have occurred (in which
                    ---------------    -------
event the procedures of Section 2.10(d) shall apply), each such Lender shall, on
                        ---------------
the date such drawing is honored, make Domestic Revolving Loans or Multicurrency Revolving Loans, as the case may be, which are Base Rate Loans in the amount of its Domestic Revolver Pro Rata Share or Multicurrency Revolving Loans in the amount of its Multicurrency Revolver Pro Rata Share, as the case may be, of the Dollar Equivalent of such drawing, the proceeds of which shall be applied directly by the Administrative Agent to reimburse the applicable Facing Agent for the amount of such drawing; and provided, further, that, if for any reason,
                                    --------  -------
proceeds of Domestic Revolving Loans or Multicurrency Revolving Loans, as the case may be, are not received by the applicable Facing Agent on such date in an amount equal to the amount of the Dollar Equivalent of such drawing, the Borrower shall reimburse the applicable Facing Agent, on the Business Day immediately following the date such drawing is honored, in an amount in same day funds equal to the excess of the amount of the Dollar Equivalent of such drawing over the Dollar Equivalent of the amount of such Domestic Revolving Loans, if any, which are so received, plus accrued interest on such amount at the rate set forth in Section 3.1(a).
         --------------

          (d) Lenders' Participation in Letters of Credit.  In the event that
              -------------------------------------------
the Borrower shall fail to reimburse the applicable Facing Agent as provided in

Section 2.10(c) in an amount equal to the amount of any drawing honored by the
---------------
applicable Facing Agent under a Letter of

Credit issued by it in accordance with the terms hereof, the applicable Facing Agent shall promptly notify the Administrative Agent and the Administrative Agent shall promptly notify each Domestic Revolving Lender (in the case of a Domestic LC Obligation) or each Multicurrency Revolving Lender (in the case of a Multicurrency LC Obligation), of the unreimbursed amount of such drawing and of such Lender's respective participation therein. Each such (x) Domestic Revolving Lender shall purchase a participation interest in such Domestic LC Obligation and shall make available to the applicable Facing Agent an amount equal to its Domestic Revolver Pro Rata Share of the Dollar Equivalent of such drawing in same day funds, at the office of the applicable Facing Agent specified in such notice, and (y) Multicurrency Revolving Lender shall purchase a participation interest in such Multicurrency LC Obligation and shall make available to the applicable Facing Agent the Dollar Equivalent of an amount equal to its Multicurrency Revolver Pro Rata Share of such drawing in same day funds, at the office of the applicable Facing Agent specified in such notice, in each case not later than 1:00 p.m. (New York City time) on the Business Day after the date such Lender is notified by the Administrative Agent. In the event that any such Lender fails to make available to the applicable Facing Agent the amount of such Lender's participation in such Letter of Credit as provided in this Section
                                                                    -------
2.10(d), the applicable Facing Agent shall be entitled to recover such amount on
-------
demand from such Lender together with interest at the Federal Funds Rate for two Business Days and thereafter at the Base Rate. Nothing in this Section 2.10(d)
                                                               ---------------
shall be deemed to prejudice the right of any Lender to recover from the applicable Facing Agent any amounts made available by such Lender to the applicable Facing Agent pursuant to this Section 2.10(d) in the event that it is
                                         ---------------
determined by a court of competent jurisdiction that the payment with respect to a Letter of Credit by the applicable Facing Agent in respect of which payment was made by such Lender constituted gross negligence or willful misconduct on the part of the applicable Facing Agent. The applicable Facing Agent shall distribute to each other Lender which has paid all amounts payable by it under this Section 2.10(d) with respect to any Letter of Credit issued by the
     ---------------
applicable Facing Agent such other Domestic Revolving Lender's Domestic Revolver Pro Rata Share (in the case of a Domestic LC Obligation) or Multicurrency Revolving Lender's Multicurrency Revolver Pro Rata Share (in the case of a Multicurrency LC Obligation) of all payments received by the applicable Facing Agent from the Borrower in reimbursement of drawings honored by the applicable Facing Agent under such Letter of Credit when such payments are received. Each Lender's obligation to make Domestic Revolving Loans or Multicurrency Revolving Loans, as the case may be, pursuant to Section 2.10(c) or to purchase
                                       ---------------
participations pursuant to this Section 2.10(d) as a result of a drawing under a
                                ---------------
Letter of Credit shall be absolute and unconditional and without recourse to the applicable Facing Agent and shall not be affected by any circumstance, including
(i) any set-off, counterclaim, recoupment, defense or other right which such Lender may have against the Facing Agent, the Borrower or any other Person for any reason whatsoever; (ii) the occurrence or continuance of an Event of Default or a Material Adverse Effect; or (iii) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing; provided,
                                                                  --------
however, that each
-------

Lender's obligation to make Domestic Revolving Loans or Multicurrency Revolving Loans, as the case may be, under Section 2.10(c) is subject to the conditions
                                 ---------------
set forth in Section 5.2.
             -----------

          (e)  Fees for Letters of Credit.
               --------------------------

          (i)  Facing Agent Fees.  The Borrower agrees to pay the following
               -----------------
     amount to the applicable Facing Agent with respect to the Letters of Credit issued by it for the account of the Borrower:

          (A) with respect to drawings made under any Letter of Credit, interest, payable on demand, on the amount paid by Facing Agent in respect of each such drawing from the date a drawing is honored up to (but not including) the date such amount is reimbursed by the Borrower (including any such reimbursement out of the proceeds of Domestic Revolving Loans or Multicurrency Revolving Loans, as the case may be, pursuant to Section 2.10(c))
                                                                ---------------
               at a rate which is at all times equal to 2% per annum in excess of the Base Rate;

          (B) with respect to the issuance or amendment of each Letter of Credit and each payment made thereunder, documentary and processing charges in accordance with the applicable Facing Agent's standard schedule for such charges in effect at the time of such issuance, amendment, transfer or payment, as the case may be; and

          (C) a facing fee as agreed from time to time by the Borrower and the applicable Facing Agent for the applicable Letter of Credit or, with respect to BT as Facing Agent, a facing fee equal to 1/8th of 1% per annum of outstanding LC Obligations and unless otherwise agreed, shall be payable with respect to the maximum Stated Amount under such outstanding Letters of Credit payable in arrears on each Quarterly Payment Date, on the Revolver Termination Date and thereafter, on demand together with customary issuance and payment charges payable pursuant to clause
               (B) above; provided, however, if calculation of the facing fee in
                          --------  -------
               the manner set forth above would result in a facing fee of less than $500 per year per Letter of Credit issued by BT, the Borrower shall be obligated to pay such additional amount to BT so as to provide for a minimum facing fee of $500 per year per Letter of Credit.

          (ii) Participating Lender Fees.  The Borrower agrees to pay to the
               -------------------------
     Administrative Agent for distribution to each participating Domestic Revolving Lender (with respect to Domestic Letters of Credit and Domestic Supported Foreign LCs) and

     Multicurrency Revolving Lender (with respect to Multicurrency Letters of Credit) in respect of all Letters of Credit outstanding such Domestic Revolving Lender's Domestic Revolver Pro Rata Share or Multicurrency Revolving Lender's Multicurrency Revolving Pro Rata Share of a commission equal to the then Applicable Eurocurrency Margin for Term A Loans per annum with respect to the maximum Stated Amount under such outstanding Letters of Credit (the "LC Commission"), payable in arrears on each Quarterly Payment
                  -------------
     Date, on the Revolver Termination Date and thereafter, on demand. The LC Commission shall be computed from the first day of issuance of each Letter of Credit and on the basis of the actual number of days elapsed over a year of 360 days.

          Promptly upon receipt by a Facing Agent or the Administrative Agent of any amount described in clause (i)(A) or (ii) of this Section 2.10(e), the
                                                      ---------------
applicable Facing Agent or the Administrative Agent shall distribute to each Domestic Revolving Lender or Multicurrency Revolving Lender, as the case may be, its Domestic Revolver Pro Rata Share or Multicurrency Revolver Pro Rata Share, as the case may be, of such amount as long as, in the case of amounts described in clause (i)(A), such Lender has reimbursed the applicable Facing Agent in accordance with Section 2.10(c). Amounts payable under clause (i)(B) and (C) of
                ---------------
this Section 2.10(c) shall be paid directly to the applicable Facing Agent.
     ---------------

          (f) LC Obligations Unconditional.  The obligation of the Borrower to
              ----------------------------
reimburse a Facing Agent (or any Lender that has purchased a participation from or made a Loan to enable the Borrower to reimburse the applicable Facing Agent) for drawings made under any Letter of Credit issued by it and the obligations of each Lender under Section 2.10(d) with respect thereto shall be unconditional
                  ---------------
and irrevocable and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including, without limitation, any of the following circumstances:

          (i)   any lack of validity or enforceability of such Letter of Credit;

          (ii) the existence of any claim, setoff, defense or other right which the Borrower or any of its Affiliates may have at any time against a beneficiary or any transferee of such Letter of Credit (or any persons or entities for which any such beneficiary or transferee may be acting), the applicable Facing Agent, any Lender or any other Person, whether in connection with this Agreement, the transactions contemplated herein or any unrelated transaction (including any underlying transaction between the Borrower or one of its Subsidiaries and the beneficiary of such Letter of Credit);

          (iii) any draft, demand, certificate or any other document presented under such Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

          (iv) payment by the applicable Facing Agent under such Letter of Credit against presentation of a demand, draft or certificate or other document which does not comply with the terms of such Letter of Credit;

          (v) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing; or

          (vi) the fact that an Event of Default or an Unmatured Event of Default shall have occurred and be continuing.

Notwithstanding the foregoing, neither the Borrower nor the Lenders (other than the applicable Facing Agent in its capacity as such) shall be liable for any obligation resulting from the gross negligence or willful misconduct of the applicable Facing Agent, as determined by a court of competent jurisdiction, with respect to any Letter of Credit.

          (g) Indemnification.  In addition to amounts payable as elsewhere
              ---------------
provided in this Agreement, the Borrower hereby agrees to protect, indemnify, pay and save the applicable Facing Agent and the Lenders harmless from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including Attorney Costs) (other than for Taxes, which shall be covered by Section 4.7) which the applicable Facing Agent and the
                    -----------
Lenders may incur or be subject to as a consequence, direct or indirect, of (i) the issuance of the Letters of Credit, other than as a result of the gross negligence or willful misconduct of the applicable Facing Agent, as determined by a court of competent jurisdiction, or (ii) the failure of the applicable Facing Agent to honor a drawing under any Letter of Credit as a result of any act or omissions, whether rightful or wrongful, of any present or future de jure or de facto Governmental Authority (all such acts or omissions herein called "Government Acts") other than arising out of the gross negligence or willful
----------------
misconduct, as determined by a court of competent jurisdiction, of the applicable Facing Agent. As between the Borrower on the one hand, and the applicable Facing Agent and the Lenders, on the other hand, the Borrower assumes all risks of the acts and omissions of, or misuse of the Letters of Credit issued by the applicable Facing Agent by, the respective beneficiaries of such Letters of Credit. In furtherance and not in limitation of the foregoing, neither the applicable Facing Agent nor any of the Lenders shall be responsible:
(i) for the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for and issuance of or any drawing under such Letters of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (ii) for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any such Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (iii) for failure of the beneficiary of any such Letter of Credit to comply fully with conditions required in order to draw upon such Letter of Credit; (iv) for errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex, or otherwise, whether or not they be in cipher;
(v) for errors in interpretation of technical terms; (vi) for any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any such Letter of Credit or of the proceeds thereof; (vii) for the misapplication by the beneficiary of any such Letter of Credit of the proceeds of any drawing under such Letter of Credit; and (viii) for any consequences arising from causes beyond the control of the applicable Facing Agent, including, without limitation, any Government Acts. None of the above shall effect, impair, or prevent the vesting of any of the applicable Facing Agent's or any Lender's rights or powers hereunder.

          In furtherance and extension and not in limitation of the specific provisions hereinabove set forth, any action taken or omitted by the applicable Facing Agent under or in connection with the Letters of Credit issued by it or the related certificates, if taken or omitted in good faith, shall not put the applicable Facing Agent under any resulting liability to the Borrower. Notwithstanding anything to the contrary contained in this Agreement, the Borrower shall have no obligation to indemnify or hold harmless the applicable Facing Agent in respect of any claims, demands, liabilities, damages, losses, costs, charges or expenses (including Attorney Costs) incurred by the applicable Facing Agent to the extent arising out of the gross negligence or willful misconduct of the applicable Facing Agent, as determined by a court of competent jurisdiction. The right of indemnification in the first paragraph of this Section 2.10(g) shall not prejudice any rights that the Borrower may
     ---------------
otherwise have against the applicable Facing Agent with respect to a Letter of Credit issued hereunder.

          (h) Stated Amount.  The Stated Amount of each Letter of Credit shall
              -------------
not be less than the Dollar Equivalent of One Hundred Thousand Dollars ($100,000) or such lesser amount as the applicable Facing Agent has agreed to.

          (i) Increased Costs.  Subject to Section 4.7, if any time after the
              ---------------              -----------
date hereof any Facing Agent or any Lender determines that the introduction of or any change in any applicable law, rule, regulation, order, guideline or request or in the interpretation or administration thereof by any Governmental Authority charged with the interpretation or administration thereof, or compliance by the applicable Facing Agent or such Lender with any request or directive by any such authority (whether or not having the force of law), shall either (i) impose, modify or make applicable any reserve, deposit, capital adequacy or similar requirement against letters of credit issued by the applicable Facing Agent or participated in by any Lender, or (ii) impose on the applicable Facing Agent or any Lender any other conditions relating, directly or indirectly, to the provisions of this Agreement relating to Letters of Credit or any Letter of Credit; and the result of any of the foregoing is to increase the cost to the applicable Facing Agent or any Lender of issuing, maintaining or participating in any Letter of Credit, or reduce the amount of any sum received or receivable by the applicable Facing Agent or any Lender hereunder or reduce the rate of return on its capital with respect to Letters of Credit, then, upon demand to the Borrower by the applicable Facing Agent or any Lender (a copy of which demand shall be sent by the applicable Facing Agent or such Lender to the Administrative Agent), the Borrower shall pay to the applicable Facing Agent or such Lender, as the case may be, such additional amount or amounts as will compensate the applicable Facing Agent or such Lender for such increased cost or reduction in the amount receivable or reduction on the rate of return on its capital. In determining such additional amounts pursuant to the preceding sentence, the applicable Facing Agent or such Lender will act reasonably and in good faith and will, to the extent the increased costs or reductions in amounts receivable or reductions in rates of return relate to Facing Agent's or such Lender's letters of credit in general and are not specifically attributable to the Letters of Credit hereunder, use averaging and attribution methods which are reasonable and which cover all letters of credit similar to the Letters of Credit issued by or participated in by the applicable Facing Agent or such Lender whether or not the documentation for such other Letters of Credit permit the applicable Facing Agent or such Lender to receive amounts of the type described in this Section 2.10(i). The applicable Facing Agent or any Lender,
                  ---------------
upon determining that any additional amounts will be payable pursuant to this
Section 2.10(i), will give prompt written notice thereof to the Borrower, which
---------------
notice shall include a certificate submitted to the Borrower by the applicable Facing Agent or such Lender (a copy of which certificate shall be sent by the applicable Facing Agent or such Lender to the Administrative Agent), setting forth in reasonable detail the basis for the calculation of such additional amount or amounts necessary to compensate the applicable Facing Agent or such Lender, although failure to give any such notice shall not release or diminish the Borrower's obligations to pay additional amounts pursuant to this Section
                                                                      -------
2.10(i); provided, however, if the applicable Facing Agent or such Lender, as
-------  --------  -------
applicable, has intentionally withheld or delayed such notice, the applicable Facing Agent or such Lender, as the case may be, shall not be entitled to receive additional amounts pursuant to this Section 2.10(i) for periods
                                            ---------------
occurring prior to the 180th day before the giving of such notice. The certificate required to be delivered pursuant to this Section 2.10(i) shall,
                                                      ---------------
absent manifest error, be final, conclusive and binding on the Borrower.

          (j) Domestic Supported Foreign LCs.  At the request of the Borrower,
              ------------------------------
any Facing Agent having a Domestic Revolving Commitment may in its sole discretion agree to issue for the ratable benefit of all Domestic Revolving Lenders (including the applicable Facing Agent) one or more Letters of Credit denominated in an Alternative Currency (each a "Domestic Supported Foreign LC")
                                                -----------------------------
otherwise on terms and subject to the provisions of this Agreement; provided,
                                                                    --------
however, that in the event of any notification of a drawing under any Domestic
-------
Support Foreign LC, the Borrower shall reimburse the applicable Facing Agent in the applicable Alternative Currency on the applicable date such drawing is honored relating to such payment (which shall be determined by the applicable Facing Agent in accordance with standard practices for transactions in such currency), whereupon such reimbursement shall be due on the date such drawing is honored. In the event that the Borrower shall fail to so reimburse the applicable Facing Agent, then the applicable Facing Agent shall be entitled to be reimbursed hereunder in an amount equal to the Assigned Dollar Value for such Letter of Credit Payment on the date such drawing is honored, and:

          (i) the Borrower shall be deemed to have timely given a Notice of Borrowing to the Administrative Agent requesting the Domestic Revolving Lenders to make Domestic Revolving Loans which are Base Rate Loans on the date on which such Domestic Support Foreign LC drawing is honored in an amount equal to the Dollar Equivalent of the amount drawn on such Domestic Supported Foreign LC; and

          (ii) unless any of the events described in Sections 10.1(e) or 10.1(f)
                                                     ----------------    -------
     shall have occurred (in which event the procedures of Section 2.8(d) shall
                                                           --------------
     apply), the Domestic Revolving Lenders shall, on the date such drawing is honored, make Domestic Revolving Loans which are Base Rate Loans in the Dollar Equivalent amount of the amount drawn on such Domestic Support Foreign LC, the proceeds of which shall be applied directly by the Administrative Agent to reimburse the applicable Facing Agent for the amount of such drawing; provided, however, that if for any reason, proceeds
                             --------  -------
     of Domestic Revolving Loans are not received by the applicable Facing Agent on such date in an amount equal to such Dollar Equivalent amount, the Borrower shall reimburse the applicable Facing Agent, on the Business Day immediately following the date of such drawing, in an amount in same day funds equal to the excess of the Dollar Equivalent amount of such Domestic Supported Foreign LC drawing over the amount of such Domestic Revolving Loans, if any, which are so received, plus accrued interest on such amount at the rate set forth in Section 3.1(a).
                              --------------

          (k) Outstanding Letters of Credit.  The letters of credit set forth
              -----------------------------
under the caption "Letters of Credit outstanding on the Effective Date" on
Schedule 2.10(k)  were issued prior to the Effective Date and which will remain
----------------
outstanding as of the Initial Borrowing Date (the "Outstanding Letters of
                                                   ----------------------
Credit").  The Borrower, each Facing Agent and each of the Lenders hereby agree
------
with respect to the Outstanding Letters of Credit that each such Outstanding Letters of Credit, for all purposes under this Agreement, shall be deemed to be Letters of Credit governed by the terms and conditions of this Agreement (provided, that the Borrower shall use its commercially reasonable efforts to
---------
conform each such Outstanding Letter of Credit to the terms of this Agreement). Each Domestic Revolving Lender (with respect to Outstanding Letters of Credit denominated in Dollars) and Multicurrency Revolving Lender (with respect to Outstanding Lenders of Credit denominated in an Alternative Currency) further agrees to participate in each such Outstanding Letter of Credit issued by any Facing Agent in an amount equal to its Domestic Revolver Pro Rata Share or Multicurrency Revolver Pro Rata Share, as the case may be, of the Stated Amount of such Outstanding Letter of Credit.

                                  ARTICLE III

                               INTEREST AND FEES

3.1  Interest
     --------

          (a) Base Rate Loans.  The Borrower agrees to pay interest in respect
              ---------------
of the unpaid principal amount of each Base Rate Loan at a rate per annum equal to the Base Rate plus the Applicable Base Rate Margin from the date the proceeds thereof are made available to the Borrower (or, if such Base Rate Loan was converted from a Eurocurrency Loan, the date of such conversion) until the earlier of (i) the maturity (whether by acceleration or otherwise) of such Base Rate Loan or (ii) the conversion of such Base Rate Loan to a Eurocurrency Loan pursuant to Section 2.6; provided, however, that from the Initial Borrowing Date
            -----------  --------  -------
to and including the seventh Business Day following the Initial Borrowing Date, interest in respect of the unpaid principal amount of (x) Revolving Loans, Multicurrency Revolving Loans, Swing Line Loans and Term A Dollar Loans shall be 7.8125% per annum, (y) Term B Loans shall be 8.3125% per annum and (z) Term C Loans shall be 8.5625% per annum.

          (b) Eurocurrency Loans.  The Borrower agrees to pay interest in
              ------------------
respect of the unpaid principal amount of each Eurocurrency Loan from the date the proceeds thereof are made available to the Borrower (or, if such Eurocurrency Loan was converted from a Base Rate Loan, the date of such conversion) until the earlier of (i) the maturity (whether by acceleration or otherwise) of such Eurocurrency Loan or (ii) the conversion of such Eurocurrency Loan to a Base Rate Loan pursuant to Section 2.6 at a rate per annum equal to
                                     -----------
the relevant Eurocurrency Rate plus the Applicable Eurocurrency Margin.

          (c) Payment of Interest.  Interest on each Loan shall be payable in
              -------------------
arrears on each Interest Payment Date; provided, however, that interest accruing
                                       --------  -------
pursuant to Section 3.1(e) and as otherwise set forth in the last sentence of
            --------------
this Section 3.1(c) shall be payable from time to time on demand.  Interest
     --------------
shall also be payable on all then outstanding Domestic Revolving Loans on the Revolver Termination Date and on all Loans and Multicurrency Revolving Loans on the date of repayment (including prepayment) thereof (except that voluntary prepayments of Swingline Loans, Domestic Revolving Loans and Multicurrency Revolving Loans that are Base Rate Loans made pursuant to Section 4.3 on any day
                                                          -----------
other than a Quarterly Payment Date or the Revolver Termination Date need not be made with accrued interest from the most recent Quarterly Payment Date, provided such accrued interest is paid on the next Quarterly Payment Date) and on the date of maturity (by acceleration or otherwise) of such Loans. During the existence of any Event of Default, interest on any Loan shall be payable on demand. Interest to be paid with respect to Loans denominated in (x) Dollars shall be paid in Dollars and (y) in an Alternative Currency shall be in such Alternative Currency.

          (d) Notification of Rate.  The Administrative Agent, upon determining
              --------------------
the interest rate for any Borrowing of Eurocurrency Loans for any Interest Period, shall promptly notify the Borrower and the Lenders thereof. Such determination shall, absent manifest error and subject to Section 3.6, be final,
                                                          -----------
conclusive and binding upon all parties hereto.

          (e) Default Interest. Notwithstanding the rates of interest specified
              ----------------
herein, effective on the date of the occurrence of any Event of Default and for so long thereafter as any such Event of Default shall be continuing, and effective immediately upon any failure to pay any Obligations or any other amounts due under any of the Loan Documents when due, whether by acceleration or otherwise, the principal balance of each Loan then outstanding and, to the extent permitted by applicable law, any interest payment on each Loan not paid when due or other amounts then due and payable shall bear interest payable on demand, after as well as before judgment, at a rate per annum equal to the Default Rate.

          (f) Maximum Interest.  If any interest payment or other charge or fee
              ----------------
payable hereunder exceeds the maximum amount then permitted by applicable law, the Borrower shall be obligated to pay the maximum amount then permitted by applicable law and the Borrower shall continue to pay the maximum amount from time to time permitted by applicable law until all such interest payments and other charges and fees otherwise due hereunder (in the absence of such restraint imposed by applicable law) have been paid in full.

3.2  Fees
     ----

          (a) Commitment Fees.  The Borrower shall pay to the Administrative
              ---------------
Agent for pro rata distribution to each Non-Defaulting Lender having a Domestic Revolving Commitment (based on its Domestic Revolver Pro Rata Share) and/or a Multicurrency Revolving Commitment (based on its Multicurrency Revolver Pro Rata Share) a commitment fee (the "Commitment Fee") for the period commencing on the
                              --------------
Effective Date to and including the Revolver Termination Date or the earlier termination of the Domestic Revolving Commitments and the Multicurrency Revolving Commitments (and, in either case, repayment in full of the Domestic Revolving Loans and/or the Multicurrency Revolving Loans and payment in full, or cash collateralization by the deposit of cash into the Domestic Collateral Account in amounts and pursuant to arrangements reasonably satisfactory to the Administrative Agent, of the LC Obligations), computed at a rate equal to the Applicable Commitment Fee Percentage per annum on the average daily Total Available Domestic Revolving Commitment (with the Available Domestic Revolving Commitment of each Lender determined without reduction for such Lender's Domestic Revolver Pro Rata Share of the Overdraft Reserve, the BPCL Acquisition Reserve and the Assigned Dollar Value of Swing Line Loans outstanding) and the daily Total Available Multicurrency Revolving Commitment, as the case may be. Unless otherwise specified, accrued Commitment Fees shall be due and payable (i) on each Quarterly Payment Date occurring after the Initial Borrowing Date, (ii) on the Revolver Termination Date and (iii) upon any reduction or termination in whole or in part of the Domestic Revolving Commitments and/or the Multicurrency Revolving Commitments, as the case may be (but only, in the case of a reduction, on the portion of the Domestic Revolving Commitments and/or the Multicurrency Revolving Commitments, as the case may be, then being reduced).

          (b) Agency Fees.  The Borrower shall pay to the Administrative Agent
              -----------
for its own account, agency and other Loan fees in the amount and at the times set forth in the letter agreement between the Borrower and the Administrative Agent.

3.3  Computation of Interest and Fees
     --------------------------------

Interest on all Loans and fees payable hereunder shall be computed on the basis of the actual number of days elapsed over a year of 360 days; provided that
                                                              --------
interest on all Base Rate Loans shall be computed on the basis of the actual number of days elapsed over a year of 365 or 366 days, as the case may be. Each determination of an interest rate by the Administrative Agent pursuant to any provision of this Agreement shall be conclusive and binding on the Borrower and the Lenders in the absence of manifest error. The Administrative Agent shall, at any time and from time to time upon request of the Borrower, deliver to the Borrower a statement showing the quotations used by the Administrative Agent in determining any interest rate applicable to Domestic Revolving Loans pursuant to this Agreement. Each change in the Applicable Base Rate Margin or Applicable Eurodollar Margin or the Applicable Commitment Fee Percentage or any change in the LC Commission as a result of a change in the Borrower's Most Recent Leverage Ratio shall become effective on the date upon which such change in such ratio occurs.

3.4  Interest Periods
     ----------------

At the time it gives any Notice of Borrowing or a Notice of Conversion or Continuation with respect to Eurocurrency Loans, the Borrower shall elect, by giving the Administrative Agent written notice, the interest period (each an "Interest Period") which Interest Period shall, at the option of the Borrower,
 ---------------
be one, two, three or six months or, if available or otherwise satisfactory to each of the applicable Lenders (as determined by each such applicable Lender in its sole discretion) a nine or twelve month period, provided that:

               (i) all Eurocurrency Loans comprising a Borrowing shall at all times have the same Interest Period;

               (ii) the initial Interest Period for any Eurocurrency Loan shall commence on the date of such Borrowing of such Eurocurrency Loan (including the date of any conversion thereto from a Loan of a different Type) and each Interest Period occurring thereafter in respect of such Eurocurrency Loan shall commence on the last day of the immediately preceding Interest Period;

          (iii) if any Interest Period relating to a Eurocurrency Loan begins on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period, such Interest Period shall end on the last Business Day of such calendar month;

          (iv) if any Interest Period would otherwise expire on a day which is not a Business Day, such Interest Period shall expire on the next succeeding Business Day; provided, however, that if any Interest Period for a Eurocurrency
              --------  -------
Loan would otherwise expire on a day which is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the next preceding Business Day;

          (v) no Interest Period (a) with respect to any Loan (other than a Term A Euro Loan and non-Dollar denominated Multicurrency Revolving Loans) may be selected at any time when an Unmatured Event of Default or Event of Default is then in existence and (b) with respect to any Term A Euro Loan and non-Dollar denominated Multicurrency Revolving Loan in excess of one month may be selected at any time when an Unmatured Event of Default or Event of Default is then in existence;

          (vi) no Interest Period shall extend beyond the Term A Loan Maturity Date for any Term A Loan, the Term B Loan Maturity Date for any Term B Loan, the Term C Loan Maturity Date for any Term C Loan or the Revolver Termination Date for any Domestic Revolving Loan or any Multicurrency Revolving Loan; and

          (vii) no Interest Period in respect to any Borrowing of Term A Loans, Term B Loans or Term C Loans, as the case may be, shall be selected which extends beyond any date upon which a mandatory repayment of such Term Loans will be required to be made under Section 4.4(b), (c) or (d) as the case may be, if
                             --------------  ---
the aggregate principal amount of Term A Loans, Term B Loans or Term C Loans, as the case may be, which have Interest Periods which will expire after such date will be in excess of the aggregate principal amount of Term A Loans, Term B Loans or Term C Loans, as the case may be, then outstanding less the aggregate amount of such required prepayment.

Notwithstanding anything to the contrary herein, the Borrower may only have Base Rate Loans and Eurocurrency Loans with a one month Interest Period for the first 90 days after the Initial Borrowing Date or, if earlier, the date on which the Administrative Agent informs the Borrower of the completion of the syndication of the Commitments and Loans.

3.5  Compensation for Funding Losses
     -------------------------------

The Borrower shall compensate each Lender, upon its written request (which request shall set forth the basis for requesting such amounts, showing the calculation thereof in reasonable detail), for all losses, expenses and liabilities (including, without limitation, any interest paid by such

Lender to lenders of funds borrowed by it to make or carry its Eurocurrency Loans to the extent not recovered by the Lender in connection with the liquidation or re-employment of such funds and including the compensation payable by such Lender to a Participant) and any loss sustained by such Lender in connection with the liquidation or re-employment of such funds (including, without limitation, a return on such liquidation or re-employment that would result in such Lender receiving less than it would have received had such Eurocurrency Loan remained outstanding until the last day of the Interest Period applicable to such Eurocurrency Loans) which such Lender may sustain as a result of: (i) for any reason (other than a default by such Lender or the Administrative Agent) a continuation or Borrowing of, or conversion from or into, Eurocurrency Loans does not occur on a date specified therefor in a Notice of Borrowing or Notice of Conversion or Continuation (whether or not withdrawn);
(ii) any payment, prepayment or conversion or continuation of any of its Eurocurrency Loans occurring for any reason whatsoever on a date which is not the last day of an Interest Period applicable thereto; (iii) any repayment of any of its Eurocurrency Loans not being made on the date specified in a notice of payment given by the Borrower; or (iv) (A) any other failure by the Borrower to repay its Eurocurrency Loans when required by the terms of this Agreement or
(B) an election made by the Borrower pursuant to Section 3.7. A written notice
                                                 -----------
as to additional amounts owed such Lender under this Section 3.5 and delivered
                                                     -----------
to the Borrower and the Administrative Agent by such Lender shall be delivered within 30 days of such event and shall, absent manifest error, be final, conclusive and binding for all purposes. Calculation of all amounts payable to a Lender under this Section 3.5 shall be made as though that Lender had actually
                  -----------
funded its relevant Eurocurrency Loan through the purchase of a Eurocurrency deposit bearing interest at the Eurocurrency Rate in an amount equal to the amount of that Loan, having a maturity comparable to the relevant Interest Period and through the transfer of such Eurocurrency deposit from an offshore office of that Lender to a domestic office of that Lender in the United States of America; provided, however, that each Lender may fund each of its
            --------  -------
Eurocurrency Loans in any manner it sees fit and the foregoing assumption shall be utilized only for the calculation of amounts payable under this Section 3.5.
                                                                   -----------

3.6  Increased Costs, Illegality, Etc.
     ---------------------------------

          (a) Generally. Except as provided in Section 4.7, in the event that
              ---------                        -----------
any Lender shall have determined (which determination shall, absent manifest error, be final and conclusive and binding upon all parties hereto but, with respect to clause (i) below, may be made only by the Administrative Agent):

          (i) on any Interest Rate Determination Date that, by reason of any changes arising after the date of this Agreement affecting the interbank Eurocurrency market, adequate and fair means do not exist for ascertaining the applicable interest rate on the basis provided for in the definition of Eurocurrency Rate; or

          (ii) at any time that any Lender shall incur increased costs or reduction in the amounts received or receivable hereunder with respect to any Eurocurrency Loan because of (x) any change since the date of this Agreement in any applicable law or governmental rule, regulation, order, guideline or request (whether or not having the force of law) or in the interpretation or administration thereof and including the introduction of any new law or governmental rule, regulation, order, guideline or request, such as, for example, but not limited to: (A) a change in the basis of taxation of payments to any Lender of the principal of or interest on the Notes or any other amounts payable hereunder (except for taxes described in Sections 4.7(a)(i) through (iv)) or (B) a change in official reserve
     ------------------         -----
     requirements (but, in all events, excluding reserves required under Regulation D to the extent included in the computation of the Eurocurrency
     Rate) and/or (y) other circumstances since the date of this Agreement affecting such Lender or the interbank Eurocurrency market or the position of such Lender in such market (excluding, however, differences in a Lender's cost of funds from those of the Administrative Agent which are solely the result of credit differences between such Lender and the Administrative Agent); or

          (iii) at any time that the making or continuance of any Eurocurrency Loan has been made (x) unlawful by any law or governmental rule, regulation or order, (y) impossible by compliance by any Lender in good faith with any governmental request (whether or not having force of law) or (z) impracticable as a result of a contingency occurring after the date of this Agreement which materially and adversely affects the interbank Eurocurrency market;

then, and in any such event, such Lender (or the Administrative Agent, in the case of clause (i) above) shall promptly give notice (by telephone confirmed in writing) to the Borrower and, except in the case of clause (i) above, to the Administrative Agent of such determination (which notice the Administrative Agent shall promptly transmit to each of the other Lenders). Thereafter (x) in the case of clause (i) above, Eurocurrency Loans shall no longer be available until such time as the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice by the Administrative Agent no longer exist, and any Notice of Borrowing or Notice of Conversion or Continuation given by the Borrower with respect to Eurocurrency Loans (other than with respect to conversions to Base Rate Loans) which have not yet been incurred (including by way of conversion) shall be deemed rescinded by the Borrower, (y) in the case of clause (ii) above, the Borrower shall pay to such Lender, upon written demand therefor, such additional amounts (in the form of an increased rate of, or a different method of calculating, interest or otherwise as such Lender in its sole discretion shall determine) as shall be required to compensate such Lender for such increased costs or reductions in amounts received or receivable hereunder (a written notice as to the additional amounts owed to such Lender, showing the basis for the calculation thereof, submitted to the Borrower by such Lender shall, absent manifest error, be final and conclusive and binding on all the parties hereto;

however the failure to give any such notice (unless the respective Lender has intentionally withheld or delayed such notice, in which case the respective Lender shall not be entitled to receive additional amounts pursuant to this
Section 3.6 (a)(y) for periods occurring prior to the 180th day before the
------------------
giving of such notice) shall not release or diminish the Borrower's obligations to pay additional amounts pursuant to this Section 3.6 (a)(y) and (z) in the
                                           ------------------
case of clause (iii) above, the Borrower shall take one of the actions specified in Section 3.6(b) as promptly as possible and, in any event, within the time
   --------------
period required by law. In determining such additional amounts pursuant to clause (y) of the immediately preceding sentence, each Lender shall act reasonably and in good faith and will, to the extent the increased costs or reductions in amounts receivable relate to such Lender's loans in general and are not specifically attributable to a Loan hereunder, use averaging and attribution methods which are reasonable and which cover all loans similar to the Loans made by such Lender whether or not the loan documentation for such other loans permits the Lender to receive increased costs of the type described in this Section 3.6(a).
        --------------

          (b) Eurocurrency Loans.  At any time that any Eurocurrency Loan is
              ------------------
affected by the circumstances described in Section 3.6(a)(ii) or (iii), the
                                           ------------------    -----
Borrower may (and, in the case of a Eurocurrency Loan affected by the circumstances described in Section 3.6(a)(iii), shall) either (i) if the
                           --------------------
affected Eurocurrency Loan is then being made initially or pursuant to a conversion, by giving the Administrative Agent telephonic notice (confirmed in writing) on the same date that the Borrower was notified by the affected Lender or the Administrative Agent pursuant to Section 3.6(a)(ii) or (iii), cancel the
                                        ------------------    -----
respective Borrowing, or (ii) if the affected Eurocurrency Loan is then outstanding, upon at least three Business Days' written notice to Administrative Agent, require the affected Lender to convert such Eurocurrency Loan into a Base Rate Loan, provided, that if more than one Lender is affected at any time, then
           --------
all affected Lenders must be treated the same pursuant to this Section 3.6(b).
                                                               --------------

          (c) Capital Requirements. If any Lender determines that the
              --------------------
introduction of or any change in any applicable law or governmental rule, regulation, order, guideline or request (whether or not having the force of law) concerning capital adequacy, or any change in (after the date of this Agreement) interpretation or administration thereof by any Governmental Authority, central bank or comparable agency, will have the effect of increasing the amount of capital required or expected to be maintained by such Lender or any corporation controlling such Lender based on the existence of such Lender's Commitments hereunder or its obligations hereunder, then the Borrower shall pay to such Lender, upon its written notice as hereafter described, such additional amounts as shall be required to compensate such Lender or such other corporation for the increased cost to such Lender or such other corporation or the reduction in the rate of return to such Lender or such other corporation as a result of such increase of capital. In determining such additional amounts, each Lender will act reasonably and in good faith and will use averaging and attribution methods which are reasonable and which will, to the extent the increased costs or reduction in the rate of return relates to such Lender's commitments or obligations in general and are not specifically attributable to the Commitments and obligations hereunder, cover all commitments and obligations similar to the Commitments and obligations of such Lender hereunder whether or not the loan documentation for such other commitments or obligations permits the Lender to make the determination specified in this Section 3.6(c), and such Lender's
                                         --------------
determination of compensation owing under this Section 3.6(c) shall, absent
                                               --------------
manifest error, be final and conclusive and binding on all the parties hereto. Each Lender, upon determining that any additional amounts will be payable pursuant to this Section 3.6(c), will give prompt written notice thereof to the
                 --------------
Borrower, which notice shall show the basis for calculation of such additional amounts, although the failure to give any such notice (unless the respective Lender has intentionally withheld or delayed such notice, in which case the respective Lender shall not be entitled to receive additional amounts pursuant to this Section 3.6(c) for periods occurring prior to the 180th day before the
        --------------
giving of such notice) shall not release or diminish any of the Borrower's obligations to pay additional amounts pursuant to this Section 3.6(c).
                                                       --------------

          (d) Change of Lending Office. Each Lender which is or will be owed
              ------------------------
compensation pursuant to Section 3.6(a) or (c) or 4.7 will, if requested by the
                         --------------    ---
Borrower, use reasonable efforts (subject to overall policy considerations of such Lender) to cause a different branch or Affiliate to make or continue a Loan or Letter of Credit if such designation will avoid the need for, or materially reduce the amount of, such compensation to such Lender and will not, in the judgment of such Lender, be otherwise disadvantageous to such Lender. Nothing in this Section 3.6(d) shall affect or postpone any of the obligations of the
        --------------
Borrower or the right of any Lender provided for herein.

3.7  Replacement of Affected Lenders
     -------------------------------
          (x) If any Domestic Revolving Lender or Multicurrency Revolving Lender becomes a Defaulting Lender or otherwise defaults in its Obligations to make Loans or fund Unpaid Drawings, (y) if any Lender (or in the case of Section
                                                                    -------
2.10(i), Facing Agent) is owed increased costs under Section 2.10(i), Section
-------                                              ---------------  -------
3.6(a)(ii) or (iii), or Section 3.6(c), or the Borrower is required to make any
----------    -----     --------------
payments under Section 4.7(c) to any Lender materially in excess of those to the
               --------------
other Lenders or (z) as provided in Section 12.1(b) in the case of certain
                                    ---------------
refusals by a Lender to consent to certain proposed amendments, changes, supplements, waivers, discharges or terminations with respect to this Agreement which have been approved by the Required Lenders, the Borrower shall have the right, if no Event of Default or Unmatured Event of Default then exists, to replace such Lender (the "Replaced Lender") with one or more other Eligible
                          ---------------
Assignees, none of whom shall constitute a Defaulting Lender at the time of such replacement (collectively, the "Replacement Lender") acceptable to the
                                ------------------
Administrative Agent, provided that (i) at the time of any replacement pursuant
                      --------
to this Section 3.7, the Replaced Lender and Replacement Lender shall enter into
        -----------
one or more assignment agreements, in form and substance satisfactory to such parties and the Administrative Agent, pursuant to which the Replacement Lender shall acquire all of the Commitments and outstanding Loans of, and participation in

Letters of Credit by, the Replaced Lender and (ii) all obligations of the Borrower owing to the Replaced Lender (including, without limitation, such increased costs and excluding those specifically described in clause (i) above in respect of which the assignment purchase price has been, or is concurrently being paid) shall be paid in full to such Replaced Lender concurrently with such replacement. Upon the execution of the respective assignment documentation, the payment of amounts referred to in clauses (i) and (ii) above and, if so requested by the Replacement Lender, delivery to the Replacement Lender of the appropriate Note or Notes executed by the Borrower, the Replacement Lender shall become a Lender hereunder and, unless the Replaced Lender continues to have outstanding Loans hereunder, the Replaced Lender shall cease to constitute a Lender hereunder, except with respect to indemnification provisions under this Agreement, which shall survive as to such Replaced Lender. Notwithstanding anything to the contrary contained above, no Lender that acts as a Facing Agent may be replaced hereunder at any time during which it has Letters of Credit outstanding hereunder unless arrangements satisfactory to, such Facing Agent (including the furnishing of a standby letter of credit in form and substance, and issued by an issuer satisfactory to such Facing Agent or the depositing of cash collateral into the Domestic Collateral Account in amounts and pursuant to arrangements satisfactory to such Facing Agent) have been made with respect to such outstanding Letters of Credit. The Replaced Lender shall be required to deliver for cancellation its applicable Notes to be canceled on the date of replacement, or if any such Note is lost or unavailable, such other assurances or indemnification therefor as the Borrower may reasonably request.

                                  ARTICLE IV

              REDUCTION OF COMMITMENTS; PAYMENTS AND PREPAYMENTS

4.1  Voluntary Reduction of Commitments
     ----------------------------------
          (a) Upon at least three Business Days' prior written notice (or telephonic notice confirmed in writing) to the Administrative Agent at the Notice Office (which notice the Administrative Agent shall promptly transmit to each Lender), the Borrower shall have the right, without premium or penalty, to terminate the unutilized portion of the Domestic Revolving Commitments, the Multicurrency Revolving Commitments and/or, the Swing Line Commitment, as the case may be, in part or in whole; provided that (w) any such voluntary
                                  --------
termination of the Domestic Revolving Commitments and/or Multicurrency Revolving Commitments, as the case may be, shall apply to proportionately and permanently reduce the Domestic Revolving Commitment and/or Multicurrency Revolving Commitments, as the case may be, of each Domestic Revolving Lender or Multicurrency Revolving Lender, as the case may be, (x) any partial voluntary reduction pursuant to this Section 4.1 shall be in the amount of at least
                           -----------
$10,000,000 and integral multiples of $5,000,000 in excess of that amount (y) any such voluntary termination of the Domestic Revolving Commitments shall occur simultaneously with a voluntary prepayment, pursuant to Section 4.3 such that
                                                        -----------
the total of the Domestic Revolving

Commitments shall not be reduced below the aggregate principal amount of outstanding Domestic Revolving Loans plus the Assigned Dollar Value of the aggregate Domestic LC Obligations and the Assigned Dollar Value of the Swing Line Loans and (z) any such voluntary termination of the Multicurrency Revolving Commitment shall occur simultaneously with a voluntary prepayment, pursuant to
Section 4.3 such that the total of the Multicurrency Revolving Commitments shall
-----------
not be reduced below the Assigned Dollar Value of the aggregate principal amount of outstanding Multicurrency Revolving Loans plus the aggregate Assigned Dollar Value of the Multicurrency LC Obligations.

          (b) In the event of certain refusals by a Lender to consent to certain proposed changes, waivers, discharges or terminations with respect to this Agreement which have been approved by the Required Lenders as provided in
Section 12.1(b), the Borrower shall have the right, upon five (5) Business Days'
---------------
prior written notice to the Administrative Agent (which notice the Administrative Agent shall promptly transmit to each of the Lenders), to terminate the entire Domestic Revolving Commitment and/or Multicurrency Revolving Commitment of such Lender, so long as all Loans, together with accrued and unpaid interest, fees and all other amounts, due and owing to such Lender are repaid concurrently with the effectiveness of such termination at which time

Schedule 1.1 shall be deemed modified to reflect such changed amounts pursuant
------------
to Section 4.3(b) and the Borrower cash collateralizes such Lender's Domestic
   --------------
Revolver Pro Rata Share of the Domestic LC Obligations and such Lender's Multicurrency Revolver Pro Rata Share of the Multicurrency LC Obligations (in the manner set forth in Section 4.4(a)) then outstanding. At such time, such
                        --------------
Lender shall no longer constitute a "Lender" for purposes of this Agreement, except with respect to indemnifications in favor of such Lender under this Agreement which shall survive as to such repaid Lender.

4.2  Mandatory Reductions of Commitments
     -----------------------------------
          (a) Reduction of Domestic Revolving Commitment and Multicurrency
              ------------------------------------------------------------
Revolving Commitments. The Domestic Revolving Commitments and Multicurrency
---------------------
Revolving Commitments shall be reduced at the time and in the amounts required to be reduced pursuant to Section 4.4(e).
                          --------------

          (b) Reduction of Term A Commitments, Term B Commitments and Term C
              --------------------------------------------------------------
Commitments. The Term A Commitments, Term B Commitments and Term C Commitments
-----------
shall terminate on the Initial Borrowing Date, after giving effect to the Borrowing of the Term A Loans, Term B Loans and Term C Loans on such date.

          (c) Reduction of Purchase Price.  If, prior to the Initial Borrowing
              ----------------------------
Date, as a result of the operation of the provisions of the Contribution Agreement, the cash purchase price for any of the stock and/or assets is reduced below the aggregate consideration described in Section 3 of the Contribution Agreement, the Term A Dollar Commitments and the Term A Euro

Commitments shall be reduced on a ratable basis by the Dollar Equivalent or Euro Equivalent, as the case may be, of the amount of such purchase price reduction. Any such reduction shall be applied to the Scheduled Term A Dollar Repayments and the Scheduled Term A Euro Repayments on a pro-rata basis with Dollar Equivalent or Euro Equivalent, as the case may be, of the amount of such reduction.

          (d) Proportionate Reductions. Except as provided in Section 4.2(c),
              ------------------------                        ---------------
each reduction or adjustment to the Term Commitments or the Domestic Revolving Commitments pursuant to this Section 4.2 shall apply proportionately to the Term
                             -----------
A Dollar Commitment, the Term B Euro Commitment, the Term B Commitment, the Term C Commitment, the Domestic Revolving Commitment or the Multicurrency Revolving Commitment, as the case may be, of each Lender.

          (e) Reduction of Commitments.  The Commitments will terminate in their
              ------------------------
entirety on October 31, 1999 unless the Initial Borrowing Date has occurred on or before such date.

4.3  Voluntary Prepayments
     ---------------------
          (a) The Borrower shall have the right to prepay the Loans in whole or in part, from time to time, without premium or penalty, on the following terms and conditions: (i) the Borrower shall give the Administrative Agent irrevocable written notice at its Notice Office (or telephonic notice promptly confirmed in writing) of its intent to prepay the Loans, whether such Loans are Term Loans, Domestic Revolving Loans, Multicurrency Revolving Loans or Swing Line Loans, the amount of such prepayment and the specific Borrowings to which such prepayment is to be applied, which notice shall be given by the Borrower to the Administrative Agent by 12:00 p.m. (New York City time) at least three Business Days prior in the case of Eurocurrency Loans and at least one Business Day prior in the case of Base Rate Loans to the date of such prepayment and which notice shall (except in the case of Swing Line Loans) promptly be transmitted by the Administrative Agent to each of the applicable Lenders; (ii) each partial prepayment of any Borrowing (other than a Borrowing of Swing Line Loans) shall be in an aggregate Dollar Equivalent principal amount of at least $5,000,000 and each partial prepayment of a Swing Line Loan shall be in an aggregate principal amount of at least $500,000; provided, that no partial prepayment of
                             --------
Eurocurrency Loans made pursuant to a single Borrowing shall reduce the aggregate principal amount of the outstanding Loans made pursuant to such Borrowing to an amount less than the Minimum Borrowing Amount applicable thereto; (iii) Eurocurrency Loans may only be prepaid pursuant to this Section
                                                                       -------
4.3 on the last day of an Interest Period applicable thereto or on any other day
---
subject to Section 3.5; (iv) each prepayment in respect of any Borrowing shall
           -----------
be applied pro rata among the Loans comprising such Borrowing; provided, that
                                                               --------
such prepayment shall not be applied to (I) any Domestic Revolving Loans of a Defaulting Lender at any time when the aggregate amount of Domestic

Revolving Loans of any Non-Defaulting Lender exceeds such Non-Defaulting Lender's Domestic Revolver Pro Rata Share of all Domestic Revolving Loans then outstanding and (II) any Multicurrency Revolving Loans of a Defaulting Lender at any time when the aggregate amount of Multicurrency Loans of any Non-Defaulting Lender exceeds such Non-Defaulting Lender's Multicurrency Revolver Pro Rata Share of all Multicurrency Loans then outstanding; (v) subject to Section 4.5(c), each voluntary prepayment of Term Loans shall be applied first to the Scheduled Term A Dollar Repayments, the Euro Equivalent amount of the Scheduled Term A Euro Repayments, the Scheduled Term B Repayments and the Scheduled Term C Repayments due within the 12 month period following the date of such prepayment in direct order of maturity and, thereafter, subject to Section 4.5(c) shall be applied in proportional amounts equal to the Term A Dollar Percentage, the Term A Euro Percentage, Term B Percentage and Term C Percentage (in each case, after giving effect to the prepayments made to the Scheduled Term A Dollar Repayments, the Scheduled Term A Euro Repayments, Scheduled Term B Repayments and Scheduled Term C Repayments due within such twelve month period as specified above), as the case may be, of such remaining prepayment, if any, and within each Term Loan, shall be applied to reduce the remaining Scheduled Term A Repayments, Scheduled Term B Repayments and Scheduled Term C Repayments on a pro rata basis (based upon the then remaining principal amount of such Scheduled Term A Dollar Repayments, Scheduled Term A Euro Repayments, Scheduled Term B Repayments and Scheduled Term C Repayments, respectively). Unless otherwise specified by the Borrower, such prepayment shall be applied first to the payment of Base Rate Loans and second to the payment of such Eurocurrency Loans as the Borrower shall request (and in the absence of such request, as the Administrative Agent shall determine). In the event that any Term B Lender or Term C Lender waives all or part of its right to receive its portion of a voluntary prepayment pursuant to
Section 4.5(c), the Administrative Agent shall apply one hundred percent (100%)
--------------
of the amount so waived, if any, by such Term B Lender or Term C Lender pro-rata to the Term A Dollar Loans and Term A Euro Loans in accordance with this Section
                                                                         -------
4.3(a). The notice provisions, the provisions with respect to the minimum amount
------
of any prepayment, and the provisions requiring prepayments in integral multiples above such minimum amount of this Section 4.3 are for the benefit of
                                            -----------
the Administrative Agent and may be waived unilaterally by the Administrative Agent.

          (b) In the event of certain refusals by a Lender to consent to certain proposed changes, waivers, discharges or terminations with respect to this Agreement which have been approved by the Required Lenders as provided in
Section 12.1(b), the Borrower shall have the right, upon five (5) Business Days'
---------------
prior written notice to the Administrative Agent (which notice the Administrative Agent shall promptly transmit to each of the Lenders), to repay all Loans, together with accrued and unpaid interest, fees and all other amounts due and owing to such Lender in accordance with said Section 12.1(b), so
                                                             ---------------
long as (A) in the case of the repayment of Domestic Revolving Loans of any Domestic Revolving Lender pursuant to this clause (b), the Domestic Revolving Commitment of such Domestic Revolving Lender is terminated concurrently with such repayment pursuant to Section 4.1(b), (B) in the case of the repayment of
                           --------------

Multicurrency Revolving Loans of any Multicurrency Revolving Lender pursuant to this clause (b), the Multicurrency Revolving Commitment of such Multicurrency Revolving Lender is terminated concurrently with such repayment pursuant to
Section 4.1(b) and (c) and (C) in the case of the repayment of Loans of any
--------------      -       -
Lender, the consents required by Section 12.1(b) in connection with the
                                 ---------------
repayment pursuant to this clause (b) shall have been obtained.

4.4  Mandatory Prepayments
     ---------------------
          (a) Prepayment Upon Overadvance.  (i)  Prepayment of Domestic
              ---------------------------        ----------------------
Revolving Loans Upon Overadvance.  The Borrower shall prepay the outstanding
--------------------------------
principal amount of the Domestic Revolving Loans and Swing Line Loans on any date on which the aggregate outstanding principal amount of such Loans together with the aggregate Domestic LC Obligations (after giving effect to any other repayments or prepayments on such day) exceeds the Total Domestic Revolving Commitments in the amount of such excess. If, after giving effect to the prepayment of all outstanding Domestic Revolving Loans and Swing Line Loans, the aggregate Domestic LC Obligations exceeds the Total Domestic Revolving Commitment then in effect, the Borrower shall cash collateralize Domestic LC Obligations by depositing, pursuant to a cash collateral agreement to be entered into in form and substance reasonably satisfactory to the Administrative Agent, cash with Administrative Agent in an amount equal to the difference between the Assigned Dollar Value of such Domestic LC Obligations and the Total Domestic Revolving Commitment then in effect. The Administrative Agent shall establish in its name for the benefit of the Domestic Revolving Lenders a cash collateral account (the "Domestic Collateral Account") into which it shall deposit such
              ---------------------------
cash to hold as collateral security for the Domestic LC Obligations.

          (ii) Prepayment of Multicurrency Revolving Loans Upon Overadvance.
               ------------------------------------------------------------
The Borrower shall prepay the outstanding principal amount of Multicurrency Revolving Loans on any date on which the Assigned Dollar Value of all Multicurrency Loans outstanding together with the aggregate Assigned Dollar Value of the aggregate Multicurrency LC Obligations ( after giving effect to any other repayments or prepayments on such day) exceeds the Total Multicurrency Revolving Commitment then in effect (including, without limitation, solely as a result of fluctuation in Exchange Rates), in the amount of such excess and in the applicable currency; provided, however, that if such excess is solely as a
                         --------  -------
result of fluctuation in Exchange Rates, such repayment shall not be required to be made until four Business Days after notice from the Administrative Agent and the Borrower shall not be obligated to pay such amount unless such excess is greater than the Dollar Equivalent of an amount equal to 2% of the Total Multicurrency Revolving Commitment. If, after giving effect to the prepayment of all outstanding Multicurrency Revolving Loans, the aggregate Assigned Dollar Value of Multicurrency LC Obligations exceeds the Total Multicurrency Revolving Commitment then in effect, the Borrower shall cash collateralize such Multicurrency LC Obligations by depositing, pursuant to a cash collateral agreement to be entered into in form and substance reasonably satisfactory to the Administrative Agent, cash with the Administrative Agent in an amount equal to the difference between the Assigned Dollar Value of such Multicurrency LC Obligations and the Total Multicurrency Revolving Commitment then in effect. The Administrative Agent shall establish in its name for the benefit of the Multicurrency Revolving Lenders a collateral account into which it shall deposit such cash to hold as collateral security for the Multicurrency LC Obligations.

          (b) Scheduled Term A Repayments.  The Borrower shall cause to be paid
              ---------------------------
Scheduled Term A Repayments on the Term A Loans until the Term A Loans are paid in full in the amounts and currencies and at the times specified in the definition of Scheduled Term A Repayments to the extent that prepayments have not previously been applied to such Scheduled Term A Repayments (and such Scheduled Term A Repayments have not otherwise been reduced) pursuant to the terms hereof. Payments to be made pursuant to this Section 4.4(a) with respect
                                                   --------------
to (i) Term A Dollar Loans shall be paid in Dollars and (ii) Term A Euro Loans shall be paid in Euros.

          (c) Scheduled Term B Repayments.  The Borrower shall cause to be paid
              ---------------------------
Scheduled Term B Repayments on the Term B Loans until the Term B Loans are paid in full in the amounts and at the times specified in the definition of Scheduled Term B Repayments to the extent that prepayments have not previously been applied to such Scheduled Term B Repayments (and such Scheduled Term B Repayments have not otherwise been reduced) pursuant to the terms hereof.

          (d) Scheduled Term C Repayments.  The Borrower shall cause to be paid
              ---------------------------
Scheduled Term C Repayments on the Term C Loans until the Term C Loans are paid in full in the amounts and at the times specified in the definition of Scheduled Term C Repayments to the extent that prepayments have not previously been applied to such Scheduled Term C Repayments (and such Scheduled Term C Repayments have not otherwise been reduced) pursuant to the terms hereof.

          (e) Mandatory Prepayment Upon Asset Disposition.  On the first
              -------------------------------------------
Business Day (or, in the case of an Asset Disposition by a Foreign Subsidiary of the Borrower, such later date (but in any event not later than the 180th day) in the event that such mandatory repayment would result in the provisions of Sections 151 et seq. of the Companies Act 1985 of England being breached or in any Foreign Subsidiary breaching any similar applicable law in its country of incorporation) after the date of receipt thereof by Holdings, the Borrower and/or any of their Subsidiaries of Net Sale Proceeds from any Asset Disposition (other than in connection with a Sale and Leaseback Transaction), an amount equal to 100% of the Net Sale Proceeds from such Asset Disposition shall be applied as a mandatory repayment of principal of the Term Loans pursuant to the terms of Section 4.5(a) (in each case subject to modification of such
         --------------
application as set forth in Section 4.5(c)), provided, that with respect to no
                            --------------
more than $30,000,000  in the
aggregate of such Net Sale Proceeds in any Fiscal Year of the Borrower, the Net Sale Proceeds therefrom shall not be required to be so applied on such date to the extent that no Event of Default or Unmatured Event of Default then exists and the Borrower delivers a certificate to the Administrative Agent on or prior to such date stating that such Net Sale Proceeds are expected to be used to purchase assets used or to be used in the businesses referred to in Section 8.9
                                                                    -----------
within 180 days following the date of such Asset Disposition (which certificate shall set forth the estimates of the proceeds to be so expended), provided,
                                                                  --------
further, that (1) if all or any portion of such Net Sale Proceeds not so applied
-------
to the repayment of Term Loans are not so used (or contractually committed to be used) within such 180 day period as provided above, such remaining portion shall be applied on the last day of the period as a mandatory repayment of principal of outstanding Term Loans as provided above in this Section 4.4(e) and (2) if
                                                    --------------
all or any portion of such Net Sale Proceeds are a result of an Asset Disposition involving the sale of Collateral owned by the Borrower or a Domestic Subsidiary (other than the Capital Stock of a Foreign Subsidiary), then such Net Sale Proceeds shall be required to be reinvested in assets located in the United States constituting Collateral. After the prepayment in full of all Term Loans, the Borrower shall repay Domestic Revolving Loans and/or Multicurrency Revolving Loans, pro rata, and thereafter, cash collateralize LC Obligations on the date of receipt of such proceeds by an amount equal to the lesser of (y) the amount of Domestic Revolving Loans and LC Obligations then outstanding or (z) the remaining portion of such Net Sale Proceeds not used to repay Term Loans, and the Domestic Revolving Commitments and Multicurrency Revolving Commitments shall be permanently reduced, pro rata, by that portion of Net Sale Proceeds not used to repay Term Loans.

          (f) Mandatory Prepayment With Excess Cash Flow.  On December 31st of
              ------------------------------------------
each year, an amount equal to 75% of Excess Cash Flow of the Borrower and its Subsidiaries for the Fiscal Year ended on such date shall be applied as a mandatory repayment of principal of the Term Loans pursuant to the terms of

Section 4.5(a) (in each case subject to modification of such application as set
--------------
forth in Section 4.5(c)); provided, that so long as no Event of Default or
         --------------   --------
Unmatured Event of Default then exists, if the Most Recent Leverage Ratio is less than 4.0 to 1.0, then, instead of 75%, an amount equal to 50% of Excess Cash Flow of the Borrower and its Subsidiaries for such Fiscal Year shall be applied as a mandatory repayment of Term Loans as provided above in this Section
                                                                         -------
4.4(f).
------

          (g) Mandatory Payment With Proceeds of Capital Stock. On the first
              ------------------------------------------------
Business Day after receipt thereof by Holdings, the Borrower and/or any of their Subsidiaries, an amount equal to 50% of the Net Offering Proceeds of the sale or issuance of Capital Stock of (or cash capital contributions to) Holdings, the Borrower or any of their Subsidiaries (other than (i) equity contributions to
(x) Holdings by a Huntsman Affiliate, an ICI Affiliate or any member of Holdings that is a member of Holdings on the Initial Borrowing Date (or any assignee Affiliate of such member) or (y) the Borrower or any of its Subsidiaries made by Holdings or any of its Subsidiaries and (ii) dividends paid in kind), shall be applied as a mandatory repayment of principal of the Term Loans pursuant to the terms of Section 4.5(a) (in each
                                                     --------------
case subject to modification of such application as set forth in Section
                                                                 -------
4.5(c)); provided, that so long as no Event of Default or Unmatured Event of
-------
Default then exists, if the Most Recent Leverage Ratio is less than 3.0:1.0, then, no mandatory repayment of Term Loans as provided above shall be required.

          (h) Mandatory Payment With Proceeds of Sale and Leaseback Transaction.
              ----------------------------------------------------------------
On the Business Day of receipt thereof by Holdings, the Borrower and/or any of their Subsidiaries, an amount equal to 100% of net cash proceeds from a Sale and Leaseback Transaction by Holdings, the Borrower or any of their Subsidiaries shall be applied as a mandatory repayment of principal of the Term Loans pursuant to the terms of Section 4.5(a) (in each case subject to modification of
                         --------------
such application as set forth in Section 4.5(c)).
                                 ---------------

          (i) Mandatory Prepayment Upon Additional Issuance of Senior
              -------------------------------------------------------
Subordinated Debt and other Indebtedness.  On the Business Day of receipt
----------------------------------------
thereof by the Borrower, an amount equal to 100% of the Net Offering Proceeds of any subordinated Indebtedness permitted by Section 8.2(u) hereof shall be
                                           --------------
applied as a mandatory repayment of principal of the Term Loans pursuant to the terms of Section 4.5(a).
         --------------

          (j) Mandatory Prepayment Upon Subsequent Purchase Price Adjustment. On
              --------------------------------------------------------------
the Business Day following receipt of the net cash proceeds of any payment by ICI to the Borrower pursuant to any Contribution Document with respect to any Delayed Asset, Delayed Business or Delayed Company (as each such term is defined in the Contribution Agreement), an amount equal to 100% of such payment shall be applied as a mandatory repayment of principal of the Loans pursuant to the terms of Section 4.5(a), subject to modification of such application as set forth in
   --------------
Section 4.5(c)).
--------------

          (k) Mandatory Payment With Proceeds of a Permitted Accounts Receivable
              ------------------------------------------------------------------
Securitization.  On the first Business Day after receipt thereof by the Borrower
--------------
and/or any of its Subsidiaries, an amount equal to 100% of the initial net cash proceeds of any Permitted Accounts Receivable Securitization, and the initial net cash proceeds thereafter resulting from any additional receivable pools, by the Borrower or any of its Subsidiaries shall be applied as a mandatory repayment of principal of the Loans pursuant to terms of Section 4.5(a) (in each
                                                         --------------
case subject to modification of such application as set forth in Section
                                                                 -------
4.5(c)).
-------

          (l) BPCL Acquisition.  In the event that the BPCL Acquisition is not
              ----------------
consummated on or prior to the 365th day following the Initial Borrowing Date or the Borrower notifies the Administrative Agent that if does not intend to consummate the BPCL Acquisition, the Borrower, on either such date, shall repay Term A Dollar Loans, Term A Euro Loans, Term B Loans and Term C Loans in an aggregate principal amount of $118,000,000 to be applied pursuant to the terms of Section 4.5(a) (in each case subject to modification of such application as
   --------------
set forth in Section 4.5(c)).
             --------------

4.5  Application of Prepayments; Waiver of Certain Prepayments.
     ---------------------------------------------------------

          (a) Prepayments.  Except as expressly provided in this Agreement, all
              -----------
prepayments of principal made by the Borrower pursuant to Section 4.4 shall be
                                                          -----------
applied (i) first, to the payment of the unpaid principal amount of the Term
            ------
Loans (with, except as provided in the next succeeding sentence, the Term A Dollar Percentage of such repayment to be applied as a repayment of Term A Dollar Loans, the Term A Euro Percentage of such repayment applied as a repayment of Term A Euro Loans, the Term B Percentage of such repayment to be applied as a repayment of Term B Loans, the Term C Percentage of such repayment to be applied as a repayment of Term C Loans), second, to the prepayment of the
                                               -------
then outstanding balance of Swing Line Loans, third, to the payment, pro rata,
                                              -----
of the then outstanding balance of the Domestic Revolving Loans and Multicurrency Revolving Loans, and fourth, to the cash collateralization of LC
                                   ------
Obligations; (ii) within each of the foregoing Loans, first to the payment of Base Rate Loans and second to the payment of Eurocurrency Loans; and (iii) with respect to Eurocurrency Loans, in such order as the Borrower shall request (and in the absence of such request, as the Administrative Agent shall determine). Each prepayment of Term Loans made pursuant to Section 4.4(e), (f), (g), (h) and
                                               --------------  ---- ---- ---
(k) shall be allocated first to the Term Loans based on the aggregate principal
                       -----
amount of the Scheduled Term A Dollar Repayments, the Dollar Equivalent amount of the Scheduled Term A Euro Repayments, Scheduled Term B Repayments and Scheduled Term C Repayments due within the twelve month period following the date of such prepayment in direct order of maturity, and, thereafter, shall be allocated second to the Term Loans in proportional amounts equal to the Term A
          ------
Dollar Percentage, the Term A Euro Percentage, Term B Percentage and Term C Percentage (in each case, after giving effect to the prepayments made to the Scheduled Term A Dollar Repayments, the Scheduled Term A Euro Repayments, Scheduled Term B Repayments and Scheduled Term C Repayments due within such twelve month period as specified above), as the case may be, of such remaining prepayment, if any, and, within each Term Loan, shall be applied to reduce the remaining Scheduled Term A Dollar Repayments, Schedule Term A Euro Repayments, Scheduled Term B Repayments and Scheduled Term C Repayments on a pro rata basis (based upon the then remaining principal amount of such Scheduled Term A Dollar Repayments, Scheduled Term A Euro Repayments, Scheduled Term B Repayments and Scheduled Term C Repayments, respectively). Any prepayment of Term Loans pursuant to Section 4.4(i), (j) and (l) shall be applied pro rata to each of the
            --------------  ---     ---
Scheduled Repayments. If any prepayment of Eurocurrency Loans made pursuant to a single Borrowing shall reduce the outstanding Loans made pursuant to such Borrowing to an amount less than the Minimum Borrowing Amount, such Borrowing shall immediately be converted into Base Rate Loans, in the case of Loans denominated in Dollars, or into Loans with one month Interest Periods, in the case of Loans denominated in an Alternative Currency. All prepayments shall include payment of accrued interest on the principal amount so prepaid, shall be applied to the payment of interest before application to principal and shall include amounts payable, if any, under Section 3.5. All payments received in
                                       -----------
Dollars which are
required to be applied in Euros and/or Sterling shall be converted to Euros or Sterling, as the case may be, at the Spot Rate on the date of such prepayment.

          (b) Payments.  All Scheduled Repayments shall be applied (i) first to
              --------
the payment of Base Rate Loans, if any, and second to the payment of Eurocurrency Loans and (ii) with respect to Eurocurrency Loans, in such order as the Borrower shall request (and in the absence of such request, as the Administrative Agent shall determine). All payments shall include payment of accrued interest on the principal amount so paid, shall be applied to the payment of interest before application to principal and shall include amounts payable, if any, under Section 3.5.
                       -----------

          (c) Waiver of Certain Prepayments by Term B Lenders and Term C
              ----------------------------------------------------------
Lenders.  Notwithstanding anything to the contrary contained in this Section 4.5
                                                                     -----------
or elsewhere in this Agreement (including, without limitation, in Section 12.1),
                                                                  ------------
the Borrower shall have the option, in its sole discretion, to give the Term B Lenders with outstanding Term B Loans and the Term C Lenders with outstanding Term C Loans the option to waive a voluntary prepayment or mandatory prepayment of such Term B Loans or Term C Loans pursuant to Section 4.3, 4.4(e), (f), (g),
                                                 -------------------  ---  ---
(h), (i), (j), (k), and (l) (each such repayment, a "Waivable Prepayment") upon
---------------------------                          -------------------
the terms and provisions set forth in this Section 4.5(c).  If the Borrower
                                           --------------
elects to exercise the option referred to in the preceding sentence, the Borrower shall give to the Administrative Agent written notice of its intention to give the Term B Lenders or the Term C Lenders the right to waive a Waivable Prepayment at least five (5) Business Days prior to such repayment, which notice the Administrative Agent shall promptly forward to all Term B Lenders or Term C Lenders (indicating in such notice the amount of such repayment to be applied to each such Term B Lender's or Term C Lender's outstanding Term Loans under such Term B Facility or Term C Facility, as the case may be). The Borrower's offer to permit the Term B Lenders and or Term C Lenders to waive any such Waivable Prepayment may apply to all or part of such repayment; provided, that any offer
                                                       --------
to waive part of such repayment must be made ratably to the Term B Lenders on the basis of their Term B Pro Rata Share of outstanding Term B Loans and/or ratably to the Term C Lenders on the basis of their Term C Pro Rata Share of outstanding Term C Loans. In the event any such Term B Lender or Term C Lender desires to waive such Lender's right to receive any such Waivable Prepayment in whole or in part, such Lender shall so advise the Administrative Agent no later than the close of business two (2) Business Days after the date of such notice from the Administrative Agent, which notice shall also include the amount such Lender desires to receive in respect of such prepayment. If any Term B Lender or Term C Lender does not reply to the Administrative Agent within the two (2) Business Days after the date of such notice from the Administrative Agent, it will be deemed not to have waived any part of such prepayment. If any Term B Lender or Term C Lender does not specify an amount it wishes to receive, it will be deemed to have accepted one hundred percent (100%) of the total payment. In the event that any such Term B Lender or Term C Lender waives all or part of such right to receive any such Waivable Prepayment, the Administrative Agent shall apply one hundred percent (100%) of the amount so waived, if any, by such Term B Lender or Term C Lender to the Term A Loans in accordance with Section 4.3(a)(v) or this
                                                     -----------------
Section 4.5, as the case may be.
------- ---

4.6  Method and Place of Payment
     ---------------------------

          (a) Except as otherwise specifically provided herein, all payments under this Agreement shall be made to the Administrative Agent, for the ratable account of the Lenders entitled thereto, not later than 1:00 p.m. (New York City time) on the date when due and shall be made in immediately available funds and in each case to the account specified therefor for the Administrative Agent or if no account has been so specified at the Payment Office. The Administrative Agent will thereafter cause to be distributed on the same day (if payment was actually received by the Administrative Agent prior to 1:00 p.m. (New York City time) on such day) like funds relating to the payment of principal or interest or fees ratably to the Lenders entitled to receive any such payment in accordance with the terms of this Agreement. If and to the extent that any such distribution shall not be so made by the Administrative Agent in full on the same day (if payment was actually received by the Administrative Agent prior to 1:00 p.m. (New York City time) on such day), the Administrative Agent shall pay to each Lender its ratable amount thereof and each such Lender shall be entitled to receive from the Administrative Agent, upon demand, interest on such amount at the overnight Federal Funds Rate (or the applicable cost of funds with respect to amounts denominated in Euros or Sterling) for each day from the date such amount is paid to the Administrative Agent until the date the Administrative Agent pays such amount to such Lender.

          (b) Any payments under this Agreement which are made by the Borrower later than 1:00 p.m. (New York City time) shall, for the purpose of calculation of interest, be deemed to have been made on the next succeeding Business Day. Whenever any payment to be made hereunder shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest shall be payable during such extension at the applicable rate in effect immediately prior to such extension, except that with respect to Eurocurrency Loans, if such next succeeding applicable Business Day is not in the same month as the date on which such payment would otherwise be due hereunder or under any Note, the due date with respect thereto shall be the next preceding Business Day.

4.7  Net Payments
     ------------

          (a) All payments made by the Borrower hereunder or under any Loan Document will be made without setoff, counterclaim or other defense. Except as provided in Section 4.7(d), all payments hereunder and under any of the Loan
            --------------
Documents (including, without limitation, payments on account of principal and interest and fees) shall be made by the Borrower free and clear of and without deduction or withholding for or on account of any present or future tax, duty, levy, impost, assessment or other charge of whatever nature now or hereafter imposed by any Governmental Authority, but excluding therefrom (i) a tax imposed on or measured by the overall net income (including a franchise tax based on net income) of the lending office of the Lender in respect of which the payment is made by the jurisdiction in which the Lender is incorporated or the jurisdiction (or political subdivision or taxing authority thereof) in which its lending office is located, (ii) in the case of any Lender organized under the laws of any jurisdiction other than the United States or any state thereof (including the District of Columbia), any taxes imposed by the United States by means of withholding at the source unless such withholding results from a change in applicable law, treaty or regulations or the interpretation or administration thereof (including, without limitation, any guideline or policy not having the force of law) by any authority charged with the administration thereof subsequent to the date such Lender becomes a Lender with respect to the Loan or portion thereof affected by such change, (iii) any taxes to which the Lender is subject (to the extent of the tax rate then in effect) on the date this Agreement is executed or to which such Lender would be subject on such date if a payment hereunder had been received by the Lender on such date and with respect to any Lender that becomes a party hereto after the date hereof, any taxes to which such Lender is subject on the date it becomes a party hereto (other than taxes which each of the other Lenders is entitled to reimbursements for pursuant to the terms of this Agreement) and (iv) taxes to which the Lender becomes subject subsequent to the date referred to in clause
(iii) above as a result of a change in the residence, place of incorporation, or principal place of business of the Lender, a change in the branch or lending office of the Lender participating in the transactions set forth herein or other similar circumstances or as a result of the recognition by the Lender of gain on the sale, assignment or participation by the Lender of the participating interests in its creditor positions hereunder (such tax or taxes, other than the tax or taxes described in Sections 4.7(a)(i) through (iv), being herein referred
                          ------------------         ----
to as "Tax" or "Taxes"). If the Borrower is required by law to make any
       ---      -----
deduction or withholding of any Taxes from any payment due hereunder or under any of the Loan Documents, then the amount payable will be increased to such amount which, after deduction from such increased amount of all such Taxes required to be withheld or deducted therefrom, will not be less than the amount due and payable hereunder had no such deduction or withholding been required. A certificate as to any additional amounts payable to a Lender under this Section
                                                                        -------
4.7 submitted to the Borrower by such Lender shall show in reasonable detail the
---
amount payable and the calculations used to determine in good faith such amount and shall, absent manifest error, be final, conclusive and binding upon all parties hereto.

          (b) If the Borrower makes any payment hereunder or under any of the Loan Documents in respect of which it is required by law to make any deduction or withholding of any Taxes, it shall pay the full amount to be deducted or withheld to the relevant taxation or other authority within the time allowed for such payment under applicable law and shall deliver to the Lenders within 30 days after it has made such payment to the applicable authority a receipt issued by such authority evidencing the payment to such authority of all amounts so required to be deducted or withheld from such payment.

          (c) Without prejudice to the other provisions of Section 4.7, if any
                                                           -----------
Lender, or the Administrative Agent on its behalf, is required by law to make any payment on account of Taxes on or in relation to any amount received or receivable hereunder or under any of the Loan Documents by such Lender, or the Administrative Agent on its behalf, or any liability for Tax in respect of any such payment is imposed, levied or assessed against any Lender or the Administrative Agent on its behalf, the Borrower will promptly, following receipt of the certificate described in the immediately following sentence, indemnify such person against such Tax payment or liability, together with any interest, penalties and expenses (including reasonable counsel fees and expenses) payable or incurred in connection therewith, including any tax of any Lender arising by virtue of payments under this Section 4.7(c), computed in a
                                                --------------
manner consistent with this Section 4.7(c).  A certificate as to the amount of
                            --------------
such payment by such Lender, or the Administrative Agent on its behalf, showing calculations thereof in reasonable detail, absent manifest error, shall be final, conclusive and binding upon all parties hereto for all purposes.

          (d) Each Lender that is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) agrees to deliver to the Borrower and the Administrative Agent on or prior to the Initial Borrowing Date, or in the case of a Lender that is an Assignee of an interest under this Agreement pursuant to Section 3.7 or 12.8 (unless the respective Lender was already a
            -----------    ----
Lender hereunder immediately prior to such assignment), on the date of such assignment to such Lender, (i) two accurate and complete original signed copies of IRS Form 4224 or 1001 (or successor forms) certifying to such Lender's entitlement to a complete exemption from or reduced rate of United States withholding tax on interest payments to be made under this Agreement and under any Note, or (ii) if the Lender is not a "bank" within the meaning of Section 881(c)(3)(A) of the Code and cannot deliver either IRS Form 1001 or 4224 pursuant to clause (i) above, (x) a certificate substantially in the form of
Exhibit 4.7(d) (any such certificate, a "Section 4.7(d)(ii) Certificate") and
--------------                           ------------------------------
(y) two accurate and complete original signed copies of IRS Form W-8 (or successor form) certifying to such Lender's entitlement to a complete exemption from United States withholding tax on payments of interest to be made under this Agreement and under any Note; provided, however, that no Lender shall be
                              --------  -------
required to deliver a Form 4224, 1001 or W-8 under this Section 4.7(d) to the
                                                        --------------
extent that the delivery of such form is not authorized by law. In addition, each Lender agrees that from time to time after the Initial Borrowing Date, when a lapse in time or change in circumstances renders the previous certification obsolete or inaccurate in any material respect, such Lender will deliver to the Borrower and the Administrative Agent two new accurate and complete original signed copies of IRS Form 4224 or 1001, or Form W-8 and a Section 4.7(d)(ii) Certificate, as the case may be, and such other forms as may be required in order to confirm or establish the entitlement of such Lender to a continued exemption from or reduction in United States withholding tax on interest payments under this Agreement and any Note, or it shall immediately notify the Borrower and the Administrative Agent of its inability to deliver any such form or certificate; provided, however, that no Lender shall be required to deliver a
             --------  -------
Form 4224, 1001 or W-8 under this Section 4.7(d) to the extent that the delivery
                                  --------------
of such form is not authorized by law. Notwithstanding anything to the contrary contained in Section 4.7(a), but subject to Section 12.8(c) any Lender that has
             --------------                 ---------------
not provided to the Borrower the IRS Forms required to be provided to the Borrower pursuant to this Section 4.7(d) shall not be entitled to
                          --------------
indemnification under this Section 4.7 or otherwise with respect to any
                           -----------
deduction or withholding which would not have been required if such Lender had provided such forms.

          (e) Each Lender agrees that, as promptly as practicable after it becomes aware of the occurrence of any event or the existence of any condition that would cause the Borrower to make a payment in respect of any Taxes to such Lender pursuant to Section 4.7(a) or a payment in indemnification for any Taxes
                   --------------
pursuant to Section 4.7(c), it will use reasonable efforts to make, fund or
            --------------
maintain the Loan (or portion thereof) of such Lender with respect to which the aforementioned payment is or would be made through another lending office of such Lender if as a result thereof the additional amounts which would otherwise be required to be paid by such the Borrower in respect of such Loans (or portions thereof) or participation in Letters of Credit pursuant to Section
                                                                    -------
4.7(a) or Section 4.7(c) would be materially reduced, and if, as determined by
------    --------------
such Lender, in its reasonable discretion, the making, funding or maintaining of such Loans or participation in Letters of Credit (or portions thereof) through such other lending office would not otherwise materially adversely affect such Loans or such Lender. The Borrower agrees to pay all reasonable expenses incurred by any Lender in utilizing another lending office of such Lender pursuant to this Section 4.7(e).
                 --------------

                                   ARTICLE V

                             CONDITIONS OF CREDIT

5.1  Conditions Precedent to the Initial Borrowing
     ---------------------------------------------

The obligation of the Lenders to make the Initial Loan and the obligation of the Facing Agent to issue and the Lenders to participate in Letters of Credit under this Agreement shall be subject to the fulfillment, on or prior to the Initial Borrowing Date, of each of the following conditions:

          (a)  Credit Agreement and Notes. Holdings and the Borrower shall have
               --------------------------
duly executed and delivered to the Administrative Agent, with a signed counterpart for each Lender, this Agreement (including all schedules and exhibits), and the Borrower shall have duly executed and delivered to the Administrative Agent the Notes payable to the order of each applicable Lender which has requested a Note in the amount of their respective Commitments and all other Loan Documents shall have been duly executed and delivered by the appropriate Credit Party to Agent, all of which shall be in full force and effect;

          (b)  Collateral Security Agreement.  The Borrower, Holdings and each
               -----------------------------
Subsidiary Guarantor shall have duly authorised, executed and delivered a Collateral Security Agreement in form and substance satisfactory to the Administrative Agent (as modified, supplemented or amended from time to time, the "Collateral Security Agreement") and shall have delivered to Collateral
     -----------------------------
Agent all the Pledged Securities referred to therein then owned, if any, by such Credit Party, (y) endorsed in blank in the case of promissory notes constituting Pledged Securities referred to therein then owned, if any, by such Credit Party, and (z) together with executed and undated stock powers, in the case of capital stock constituting Pledged Securities and the other documents and instruments required to be delivered under the Collateral Security Agreement together with:

          (i) proper financing statements (Form UCC-1 or such other financing statements or similar notices as shall be required by local law) fully executed for filing under the UCC or other appropriate filing offices of each jurisdiction as may be necessary or, in the opinion of Agent, desirable to perfect the security interests purported to be created by the Collateral Security Agreement;

          (ii) certified copies of Requests for Information or Copies (Form UCC-7), or equivalent reports, listing all effective financing statements or similar notices that name the Borrower or its Subsidiaries (by its actual name or any trade name, fictitious name or similar name), or any division or other operating unit thereof, as debtor and that are filed in the jurisdiction referred to in said clause (i), together with copies of such other financing statements (none of which shall cover the Collateral except to the extent evidencing Permitted Liens or for which the Administrative Agent shall have received termination statements (Form UCC-3 or such other termination statements as shall be required by local law) fully executed for filing);

          (iii) evidence of the completion of all other recordings and filings of, or with respect to, the Collateral Security Agreement and all other actions as may be necessary or, in the opinion of the Administrative Agent, desirable to perfect the security interests intended to be created by the Collateral Security Agreement or any other Security Document; and

          (iv) evidence that all other actions necessary, or in the reasonable opinion of Agent, desirable to perfect the security interests purported to be taken by the Collateral Security Agreement have been taken;

          (c) Mortgages; Mortgage Policies; Surveys.  The Administrative Agent
              -------------------------------------
shall have received:

          (i) fully executed counterparts of a deed of trust, all in form and substance satisfactory to the Administrative Agent (the "Mortgage"), which
                                                              --------
     Mortgage shall cover the Real Property of the Borrower or a Domestic Subsidiary listed on Schedule 6.21(c) and identified as a mortgaged
                          ----------------
     property (each, a "Mortgaged Property"), together with a recording
                        ------------------
     instruction letter from Skadden, Arps, Slate, Meagher & Flom LLP, addressed to and accepted by the relevant title insurance company under which such title insurance company accepts delivery of executed counterparts of the applicable Mortgage to be promptly delivered to the appropriate recorder's office for recording in all places to the extent necessary or desirable, in the judgment of the Administrative Agent, to create a valid and enforceable first priority lien on the applicable Mortgaged Property, subject only to Permitted Liens, in favor of Collateral Agent (or such other trustee as may be required or desired under local law) for the benefit of the Secured Parties;

          (ii) mortgagee title insurance policies issued by title insurance companies satisfactory to the Administrative Agent (the "Mortgage
                                                              --------
     Policies") with respect to the Mortgaged Properties in amounts satisfactory
     --------
     to the Administrative Agent assuring the Administrative Agent that the Mortgages with respect to such Mortgaged Properties are valid and enforceable first priority mortgage liens on the respective Mortgaged Properties, free and clear of all defects, encumbrances and other Liens except Permitted Liens, and the Mortgage Policies shall be in form and substance satisfactory to the Administrative Agent and shall include, as appropriate, an endorsement for future advances under this Agreement and the Notes and for any other matter that the Administrative Agent in its discretion may request, shall not include an exception for mechanics' liens, and shall provide for affirmative insurance and such reinsurance as the Administrative Agent in its discretion may request; and

          (iii) a survey, in form and substance satisfactory to the Administrative Agent, of each Mortgaged Property located in Jefferson County, Texas, dated a date acceptable to the Administrative Agent, certified by a licensed professional surveyor in a manner satisfactory to the Administrative Agent;

          (d) Contribution Documents. Each of the Contribution Agreement and the
              ----------------------
Disclosure Letter (as defined in the Contribution Agreement) shall have been executed by each party thereto, and each such agreement or letter shall be in full force and effect;

          (e) Documents.  Each of the following shall have been executed by each
              ---------
Person party thereto, and each such document shall be in full force and effect:

               (i) the UK Holdco Note, substantially in the form of Exhibit
                                                                    -------
     1.1(a), executed by UK Holdco 1 payable to Huntsman ICI Finco;
     ------

               (ii)   Foreign Intercompany Notes, substantially in the form of
     Exhibit 1.1(b), executed by each Foreign Subsidiary receiving an
     ---------------
     Intercompany Loan from UK Holdco 1 on the Initial Borrowing Date;

               (iii) Foreign Intercompany Loan Security Documents, in form and substance acceptable to the Administrative Agent, executed by each Foreign Subsidiary listed on Schedule 5.1(e)(iii);
                          -------- -----------

               (iv) Collateral Assignment of Representations, Warranties and Indemnities in Contribution Agreement, in form and substance acceptable to the Administrative Agent, executed by the Borrower, and the Administrative Agent;

               (v) the agreements listed on Schedule 5 of the Contribution Agreement scheduled to be executed and delivered on the Initial Borrowing Date, each in form and substance reasonably acceptable to the Administrative Agent as provided in Section 7.18;
                                         ------------

               (vi) Charge Over Shares, dated the Initial Borrowing Date, executed by G.I. Services, Ltd. with respect to shares of TGL owned by G.I. Services, Ltd.;

          (f)  Corporate Proceedings.  (i)  The Administrative Agent shall have
               ---------------------
received from each Credit Party a certificate, dated the Initial Borrowing Date, signed by a Responsible Officer of such Person, and attested to by the secretary or any assistant secretary, or equivalent officer, or any manager (in the case of a limited liability company) of such Person with appropriate insertions, together with copies of such Person's Organizational Documents and the consents of the members of such Person referred to in such certificate and all of the foregoing (including each such Organizational Document and consent) shall be satisfactory to the Administrative Agent; and

               (ii) All corporate and/or limited liability company and legal proceedings and all instruments and agreements to be executed by each Credit Party in connection with the transactions contemplated by this Agreement and the Loan Documents shall be reasonably satisfactory in form and substance to the Administrative Agent, and the Administrative Agent shall have received all information and copies of all certificates, documents and papers, including good standing certificates, bring-down certificates and any other records of corporate and/or limited liability company proceedings and governmental approvals, if any, which the Administrative Agent reasonably may have requested in connection therewith, such documents and papers, where appropriate, to be certified by proper corporate or governmental authorities;

               (iii) The ownership and capital structure (including without limitation, the terms of any capital stock, options, warrants or other securities issued by Holdings or any of its Subsidiaries) of the Borrower and its Subsidiaries shall be in form and substance reasonably satisfactory to the Administrative Agent and the Lenders;

          (g) Foreign Intercompany Loan Corporate Proceedings. The
              -----------------------------------------------
Administrative Agent shall have received from each Foreign Subsidiary of the Borrower party to a Foreign Intercompany Loan Security Document, a copy (certified as being a true, complete and up to date copy by the secretary of such Person) of such Person's Organizational Documents.

          (h) Incumbency.  The Administrative Agent shall have received a
              ----------
certificate of the secretary or assistant secretary, or equivalent officer, or any manager (in the case of a limited liability company) of each Credit Party, dated the Initial Borrowing Date, as to the incumbency and signature of the officers of each such Person executing any document (in form and substance satisfactory to the Administrative Agent) and any certificate or other document or instrument to be delivered pursuant hereto or thereto by or on behalf of such Person, together with evidence of the incumbency of such secretary, assistant secretary, or equivalent officer or any manager (in the case of a limited liability company);

          (i) Tax and Accounting Aspects of Transactions.  The Borrower shall
              ------------------------------------------
have delivered to the Administrative Agent and each Lender the financial statements as provided in Section 6.5(a)(i), (ii), (iii) and (iv) in form and
                          -----------------   --    ---       --
substance satisfactory to the Administrative Agent and the Required Lenders;

          (j) Sufficient Funds.  The Borrower shall have demonstrated to the
              ----------------
satisfaction of the Administrative Agent and the Lenders that a cash equity contribution has been made by Holdings (which amount shall include 100% of the gross proceeds received by Holdings pursuant to the Investment Agreement) and that such equity contribution together with the sum of (i) the maximum principal amount of Loans that the Borrower may incur hereunder on the Initial Borrowing Date to finance its obligations under the Contribution Agreement and the BPCL Sales Agreement and to pay fees and expenses in connection therewith (whether paid on or after the Initial Borrowing Date) and (ii) the net cash proceeds received by the Borrower from the Senior Subordinated Notes, is sufficient to effect in full its obligations under the Contribution Agreement and the BPCL Sales Agreement and to pay all fees and expenses in connection with the Transaction (whether paid on or after the Initial Borrowing Date);

          (k) Approvals.  All necessary governmental (domestic and foreign) and
              ---------
third party approvals in connection with the Transaction and otherwise referred to herein shall have been obtained and remain in effect, and all applicable waiting periods shall have expired without any action being taken by any competent authority which restrains, prevents or imposes materially adverse conditions upon the consummation of all or any part of the Transaction and otherwise referred to herein except for those approvals of non-Governmental Authorities under contracts which are not material and which are not required to be delivered at the closing thereof.

Additionally, there shall not exist any judgment, order, injunction or other restraint issued or filed or a hearing seeking injunctive relief or other restraint pending or notified prohibiting or imposing material adverse conditions upon all or any part of the Transaction, or the making of the Loans or the issuance of Letters of Credit;

          (l) Litigation.  No litigation by any entity (private or governmental)
              ----------
shall be pending or, to the best knowledge of the Borrower, threatened with respect to this Agreement, any other Loan Document or any documentation executed in connection herewith, or with respect to any of the Indebtedness to Remain Outstanding, or any other pending or threatened litigation which the Administrative Agent or the Required Lenders shall determine could reasonably be expected to have a Material Adverse Effect;

          (m) Pro Forma Balance Sheet.  The Administrative Agent shall have
              -----------------------
received the Pro Forma Balance Sheet in form and substance satisfactory to the Administrative Agent and the Required Lenders;

          (n) Opinions of Counsel.  The Administrative Agent shall have received
              --------------------
from (i) Skadden, Arps, Slate, Meagher & Flom LLP, special counsel to the Borrower, an opinion addressed to the Administrative Agent and each of the Lenders and dated the Initial Borrowing Date, which shall be in substantially the form of Exhibit 5.1(n) and (ii) local counsel (in the United States and in
            --------------
England) an opinion addressed to the Administrative Agent and each of the Lenders and dated the Initial Borrowing Date, in form and substance satisfactory to the Administrative Agent, covering the perfection of the security interests granted pursuant to the Security Documents;

          (o) Fees.  The Borrower shall have paid to the Agents and the Lenders
              -----
all costs, fees and expenses (including, without limitation, legal fees and expenses) payable to the Agents and the Lenders to the extent then due;

          (p) Solvency.  The Administrative Agent shall have received a solvency
              ---------
opinion from Valuation Research, addressed to the Administrative Agent and each of the Lenders and dated the Initial Borrowing Date and supporting the conclusions, that, after giving effect to the Transaction and the incurrence of all financing contemplated herein, the Borrower is not insolvent and will not be rendered insolvent by the indebtedness incurred in connection herewith, will not be left with unreasonably small capital with which to engage in its respective businesses and will not have incurred debts beyond its ability to pay such debts in the ordinary course as they mature and become due;

          (q) Officer's Certificate.  The Administrative Agent shall have
              ----------------------
received a certificate executed by a Responsible Officer on behalf of the Borrower, dated the Initial Borrowing Date and in the form and substance satisfactory to the Administrative Agent;

          (r) Whitewash Procedures.  The Administrative Agent shall be satisfied
              --------------------
that each element of the whitewash procedures with respect to the Whitewash Companies have been completed;

          (s) Environmental Reports.  The Administrative Agent shall have
              ---------------------
received Phase 1 environmental assessments for each plant listed on Schedule
                                                                    --------
5.1(s) to be operated by the Borrower or any of its Subsidiaries on and after
------
the Initial Borrowing Date;

          (t) ICI Letter.  The Administrative Agent shall have received a letter
              ----------
executed by an officer of ICI, dated the Initial Borrowing Date, in the form of
Exhibit 5.1(t), delivered to the Administrative Agent, the Lenders and their
----------------
respective successors and assigns as to the matters contained in Section 1.1 and
1.2 of Schedule 9 to the Contribution Agreement as they relate to ICI and its Subsidiaries;

          (u) Existing Indebtedness.  (i) After giving effect to the Transaction
              ---------------------
and the other transactions contemplated hereby, Holdings and its Subsidiaries shall not have any Indebtedness outstanding except for the Loans, the Senior Subordinated Notes, the Holdings Zero Coupon Notes and the Indebtedness to Remain Outstanding, and the Indebtedness to Remain Outstanding shall not be incurred in connection with, or in contemplation of, the Transaction and the terms and conditions of the Indebtedness to Remain Outstanding shall be satisfactory to the Administrative Agent; and

               (ii) the Administrative Agent shall be satisfied that the creditors under any financing arrangement to be repaid in connection with the Transaction have terminated and released all security interests and Liens on the assets owned by the Borrower and its Subsidiaries, and shall have received such releases of security interest in and Liens on the assets owned by the Borrower and its Subsidiaries or agreements to release the foregoing and /or proper termination statements (Form UCC-3 or the appropriate equivalent) as may have been requested by the Administrative Agent, which releases shall be in form and substance satisfactory to the Administrative Agent;

          (v) Consummation of Contribution Agreement, Etc.  The transactions
              --------------------------------------------
contemplated by the Contribution Agreement shall have been consummated without the waiver of any conditions precedent thereto required to be performed on or prior to the consummation of the transactions contemplated thereby which are for the benefit of the Borrower and the waiver of which, in the reasonable judgment of the Administrative Agent, could reasonably be expected to have a Material Adverse Effect, and the Administrative Agent shall have received such evidence of the consummation of such transactions as it may request; all representations and warranties of the Borrower and the other parties thereto contained in the Transaction Documents shall be true and correct in all material respects; and all notifications, consents and approvals required pursuant to the Transaction Documents shall have been given or obtained, as the case may be;

          (w)   BPCL Transaction, Etc.
                ---------------------

          (i) The Administrative Agent shall have received a notice executed by a Responsible Officer of the Borrower and dated the Initial Borrowing Date informing the Lenders of the Borrower's intention to either (x) consummate the BPCL Acquisition or (y) enter into the Supply Arrangement (the "BPCL Transaction Notice").
           -----------------------

          (ii) In the event that the BPCL Transaction Notice provides for the consummation of the BPCL Acquisition, then:

                (x) each of the BPCL Documents (in each case together with all exhibits, annexes and schedules thereto) shall have been executed by each party thereto, and each such agreement shall be in full force and effect; and

                (y) the transactions contemplated by the BPCL Sales Agreement shall have been consummated without the waiver of any conditions precedent thereto required to be performed on or prior to the consummation of the transactions contemplated thereby which are for the benefit of the Borrower and the waiver of which in the reasonable judgment of the Administrative Agent, could reasonably be expected to have a Material Adverse Effect, and the Administrative Agent shall have received such evidence of the consummation of such transactions as it may request; all representations and warranties of the Borrower and the other parties thereto contained in the BPCL Documents shall be true and correct in all material respects; and all notifications, consents and approvals required pursuant to the BPCL Documents shall have been given or obtained, as the case may be.

          (iii) In the event that the BPCL Transaction Notice provides for the entering into of the Supply Arrangement, then:

                (w) each Supply Arrangement Agreement (together with all exhibits, annexes and schedules thereto) shall have been executed by each party thereto, and each such agreement shall be in full force and effect;

                (x) the Borrower and the Collateral Agent shall have entered into a cash collateral agreement (the "BPCL Cash Collateral
                                                 --------------------
          Agreement"), in form and substance satisfactory to the Administrative
          ---------
          Agent, and the Borrower shall have deposited not less than $88,000,000 into the BPCL Cash Collateral Account;

               (y) the BPCL Transaction Notice shall state the amount of the BPCL Reserve (which shall be an amount which, when added to the amount deposited into BPCL Cash Collateral Account, shall be equal to $118,000,000); and

               (z) the Borrower shall have delivered to the Administrative Agent a certified copy of the BPCL Memorandum of Understanding.

          (x) Post-Closing Agreement.  The Administrative Agent shall have
              ----------------------
received a post-closing agreement executed by the Borrower and in form and substance satisfactory to the Administrative Agent; and

          (y) Other Matters.  All corporate and other proceedings taken in
              -------------
connection with the Transaction at or prior to the date of this Agreement, and all documents incident thereto will be reasonably satisfactory in form and substance to the Administrative Agent; and the Administrative Agent shall have received such other instruments and documents as the Administrative Agent shall reasonably request in connection with the execution of this Agreement, and all such instruments and documents shall be reasonably satisfactory in form and substance to the Administrative Agent.

5.2  Conditions Precedent to All Credit Events
     -----------------------------------------

The obligation of each Lender to make Loans (including Loans made on the Initial Borrowing Date) and the obligation of any Facing Agent to issue or any Lender to participate in any Letter of Credit hereunder in each case shall be subject to the fulfillment at or prior to the time of each such Credit Event of each of the following conditions:

          (a) Representations and Warranties.  The representations and
              -------------------------------
warranties contained in this Agreement and the other Loan Documents shall each be true and correct in all material respects at and as of such time, as though made on and as of such time, except to the extent such representations and warranties are expressly made as of a specified date in which event such representation and warranties shall be true and correct as of such specified date;

          (b) No Default.  No Event of Default or Unmatured Event of Default
              -----------
shall have occurred and shall then be continuing on such date or will occur after giving effect to such Credit Event;

          (c) Notice of Borrowing; Letter of Credit Request.
              ----------------------------------------------

          (i) Prior to the making of each Loan, the Administrative Agent shall have received a Notice of Borrowing meeting the requirements of Section 2.5.
                                                                -----------

          (ii) Prior to the issuance of each Letter of Credit, the Administrative Agent and the respective Facing Agent shall have received a Letter of Credit Request meeting the requirements of Section 2.10(b);
                                                     ---------------

          (d) Adverse Change.  At the time of each such Credit Event and after
              ---------------
giving effect thereto, since the Effective Date, nothing shall have occurred (and the Lender shall not have become aware of any facts or conditions previously unknown) which has, or is reasonably likely to have, a Material Adverse Effect;

          (e) Other Information.  The Administrative Agent shall have received
              ------------------
such other instruments, documents and opinions as it may reasonably request in connection with such Credit Event, and all such instruments and documents shall be reasonably satisfactory in form and substance to the Administrative Agent.

          The acceptance of the benefits of each such Credit Event by the Borrower shall be deemed to constitute a representation and warranty by it to the effect of paragraphs (a), (b), (c) and (d) of this Section 5.2 (except that
                                                       -----------
no opinion need be expressed as to any Agent's or Required Lenders' satisfaction with any document, instrument or other matter).

          Each Lender hereby agrees that by its execution and delivery of its signature page hereto and by the funding of its Loan to be made on the Initial Borrowing Date, such Lender approves of and consents to each of the matters set forth in Section 5.1, and Section 5.2 which must be approved by, or which must
         -----------      -----------
be satisfactory to, the Agents or the Required Lenders or Lenders, as the case may be; provided that, in the case of any agreement or document which must be
        --------
approved by, or which must be satisfactory to, the Required Lenders, the Administrative Agent or the Borrower shall have delivered a copy of such agreement or document to such Lender on or prior to the Initial Borrowing Date if requested.

                                  ARTICLE VI

                        REPRESENTATIONS AND WARRANTIES

          In order to induce the Lenders to enter into this Agreement and to make the Loans, and issue (or participate in) the Letters of Credit as provided herein, Holdings and the Borrower make the following representations and warranties as of the Initial Borrowing Date (after giving effect to the consummation of the Transaction) and as of the date of each subsequent Credit Event, all of which shall survive the execution and delivery of this Agreement and the Notes and the making of the Loans and issuance of the Letters of Credit:

6.1  Corporate Status
     ----------------

Holdings and each of its Subsidiaries (i) is a duly organized and validly existing corporation, partnership or limited liability company or other entity in good standing (if applicable under applicable law) under the laws of the jurisdiction of its organization, (ii) has the requisite power and authority to own its property and assets and to transact the business in which it is engaged and presently proposed to engage in and (iii) is duly qualified and is authorized to do business and is in good standing ((where relevant) in (y) its jurisdiction of organization and (z) in each other jurisdiction where the ownership, leasing or operation of property or the conduct of its business requires such qualification, except for such failure to be so qualified which, in the aggregate, would not have a Material Adverse Effect.

6.2  Corporate Power and Authority
     -----------------------------

Holdings and each of its Subsidiaries has the applicable power and authority to execute, deliver and perform the terms and provisions of each of the Documents to which it is a party and has taken all necessary corporate action to authorize the execution, delivery and performance by it of each of such Documents. As of the Initial Borrowing Date (or such later date as a Document is to be executed and delivered in accordance with the terms hereof) Holdings and each of its Subsidiaries has duly executed and delivered each of the Documents to which it is a party, and each of such Documents constitutes its legal, valid and binding obligation enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

6.3  No Violation
     ------------

Neither the execution, delivery or performance by the Borrower and each of its Subsidiaries of the Documents to which it is a party (including, without limitation, the granting of Liens pursuant to the Security Documents or the Foreign Intercompany Loan Security Documents), nor compliance by it with the terms and provisions thereof, nor the consummation of the transactions contemplated therein (i) will contravene any provision of any Requirement of Law applicable to Holdings and each of its Subsidiaries, (ii) will conflict with or result in any breach of or constitute a tortious interference with any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien (except pursuant to the Security Documents) upon any of the property or assets of Holdings and each of its Subsidiaries pursuant to the terms of any material Contractual Obligation to which Holdings and each of its Subsidiaries is a party or by which it or any of its property or assets is bound or to which it may be subject, (iii) will violate any provision of any Organizational Document of Holdings and each of its Subsidiaries or (iv) require any approval of stockholders or any approval or consent of any Person (other than a Governmental Authority) except as have been obtained on or prior to the Initial Borrowing Date or as set forth on Schedule 6.3.
                                  ------------

6.4  Governmental and Other Approvals
     --------------------------------

Except as set forth on Schedule 6.4 hereto and except for the recording of the
                       ------------
Mortgages and filings (in respect of certain Security Documents) and actions with appropriate Governmental Authorities which shall be recorded and filed, respectively, on, or as soon as practicable after, the Initial Borrowing Date, no order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except as have been obtained or made on or prior to the Initial Borrowing Date), or exemption by, any Governmental Authority, is required to authorize, or is required in connection with, (i) the execution, delivery and performance of any Document or (ii) the legality, validity, binding effect or enforceability of any such Document.

6.5  Financial Statements; Financial Condition; Undisclosed Liabilities
     ------------------------------------------------------------------
     Projections; etc.
     ------------------------------------------------------------------

          (a)  Financial Statements
               --------------------

               (i) The balance sheet of HSCC at December 31, 1996, December 31, 1997 and December 31, 1998 and the related statements of operations, cash flows and shareholders' equity of HSCC for the fiscal year ended on such dates (with respect to the period ended December 31, 1996 and December 31, 1998 and for the ten month period with respect to the period ended December 31, 1997) fairly present in all material respects the financial condition and results of operations and cash flows of HSCC and its consolidated subsidiaries as of such dates and for such periods in accordance with GAAP. Copies of such statements have been furnished to the Lenders prior to the Effective Date and such statements have been examined by Deloitte & Touche, independent certified public accountants with respect to the periods ended December 31, 1997 and December 31, 1998 and Arthur Andersen, independent public accountants, with respect to the period ended December 31, 1996, each of whom delivered unqualified opinions in respect thereto. As of the Effective Date, there has been no material adverse change in such consolidated financial condition since December 31, 1998.

               (ii) The non-statutory combined special purpose accounts prepared with respect to the ICI Contributed Businesses for each of the three years ended December 31, 1996, 1997 and 1998, respectively prepared by KPMG present fairly, in all material respects, in accordance with the basis of preparation set out therein, the financial position of the ICI Contributed Businesses as at December 31, 1996, 1997 and 1998 and the results of its operations for each such year then ended in accordance with UK GAAP, save as disclosed therein. Copies of such statements have been furnished to the Lenders prior to the Effective Date. As of the Effective Date, there has been no material adverse change in such financial condition since December 31, 1998.

               (iii) The unaudited combined income statements of HSCC and the ICI Contributed Business for the years ended December 31, 1996, December 31, 1997 and December 31, 1998 present fairly in all material respects the results thereof for such periods.

               (iv) The pro forma (after giving effect to the Transaction and
                        --- -----
     the related financing thereof) unaudited balance sheet of the Borrower attached hereto as Schedule 6.5(a) (the "Pro Forma Balance Sheet") presents
                        ---------------       -----------------------
     a good faith estimate of the pro forma financial condition of the Borrower
                                  --- -----
     (after giving effect to the Transaction and the related financing thereof at the date thereof). The Pro Forma Balance Sheet has been prepared in accordance with Regulation S-X (except as may be indicated in the notes thereto).

          (b) Solvency.  On and as of the Initial Borrowing Date, after giving
              --------
effect to the Transaction and to all Indebtedness (including the Loans) being incurred, and to be incurred (and the use of proceeds thereof), and Liens created, and to be created, by Holdings and its Subsidiaries in connection with the transactions contemplated hereby, Holdings and each of its Material Subsidiaries are Solvent.

          (c) No Undisclosed Liabilities.  Except as fully reflected in the
              --------------------------
financial statements and the notes related thereto delivered pursuant to Section
                                                                         -------
6.5(a) and set forth on Schedule 6.5(c) there were as of the Initial Borrowing
------                 ----------------
Date (and after giving effect to the Transaction and the other transactions contemplated hereby) no liabilities or obligations other than in the ordinary course of business consistent with past practices (with respect to the Borrower and its Subsidiaries of any nature whatsoever (whether absolute, accrued, contingent or otherwise and whether or not due) which, either individually or in aggregate, would be material to Holdings and its Subsidiaries, taken as a whole. As of the Initial Borrowing Date (and after giving effect to the Transaction and the other transactions contemplated hereby), neither Holdings nor the Borrower knows of any basis for the assertion against Holdings or any of its Subsidiaries of any such liability or obligation of any nature whatsoever that is not fully reflected in the financial statements or the notes related thereto delivered pursuant to Section 6.5(a) or set forth on Schedule 6.5(c) (other than, as to
            --------------                 ---------------
Holdings, the Holdings Zero Coupon Notes) which, either individually or in the aggregate, could be material to Holdings and its Subsidiaries, taken as a whole.

          (d)  Indebtedness.  Schedule 8.2(b) sets forth a true and complete
               ------------   ---------------
list of all Indebtedness (other than the Loans, the Letters of Credit, the Senior Subordinated Notes and the Holdings Zero Coupon Notes) of Holdings, the Borrower and its Subsidiaries as of the Initial Borrowing Date and which is to remain outstanding after giving effect to the Transaction, to the extent that, in each case, such Indebtedness is in excess of $250,000 (provided, that the aggregate principal amount of Indebtedness not so listed does not exceed the Dollar Equivalent (as determined on the Initial Borrowing Date) of $2,500,000) (the "Indebtedness to Remain
      ----------------------

Outstanding"), in each case showing the aggregate principal amount thereof (and
-----------
the aggregate amount of any undrawn commitments with respect thereto) and the name of the respective obligor and any other entity which directly or indirectly guaranteed such debt. No Indebtedness to Remain Outstanding has been incurred in connection with, or in contemplation of, the Transaction or the other transactions contemplated hereby. The Borrower has delivered or caused to be delivered to the Administrative Agent a true and complete copy of the form of each instrument evidencing Indebtedness for money borrowed listed on Schedule
                                                                     --------
8.2(b) and of each instrument pursuant to which such Indebtedness for money
------
borrowed was issued, in each case, other than Indebtedness of the type described in Section 8.2(o) or (s).
   --------------    ---

          (e) Projections.  On and as of the Initial Borrowing Date, the
              -----------
financial projections, attached hereto as Schedule 6.5(e) (the "Projections")
                                          ---------------       -----------
and each of the Projections delivered after the Initial Borrowing Date pursuant to Section 7.2(e) are, or will be at the time made, based on good faith
   --------------
estimates and assumptions made by the management of the Borrower, and there are no statements or conclusions in any of the Projections which, at the time made, are based upon or include information known to the Borrower to be misleading or which fail to take into account material information regarding the matters reported therein. On and as of the Initial Borrowing Date, the Borrower believes that the Projections are reasonable and attainable, it being understood that uncertainty is inherent in any forecasts or projections and that no assurance can be given that the results set forth in the Projections will actually be obtained.

          (f) No Material Adverse Change.  As of the Initial Borrowing Date and
              --------------------------
at any time thereafter, there has been no material adverse change in the business, condition (financial or otherwise), assets, liabilities, property, operations or prospects of Holdings and its Subsidiaries (taken as a whole) since December 31, 1998 based on the financial statements delivered pursuant to
Section 6.5(a)(iii).
-------------------

6.6  Litigation
     ----------

There are no actions, suits or proceedings pending or, to the best knowledge of Holdings or any of its Subsidiaries, threatened in writing against Holdings or any of its Subsidiaries (i) with respect to any Loan Document or (ii) that are reasonably likely to have a Material Adverse Effect.

6.7  Disclosure
     ----------

All factual information (taken as a whole) heretofore or contemporaneously furnished by or on behalf of Holdings, the Borrower or any of their Subsidiaries in writing to any Lender (including, without limitation, all information contained in the Documents) (other than the Projections as to which Section
                                                                    -------
6.5(e) applies and the Disclosure Letter (as defined in the Contribution
------
Agreement) which fairly discloses the matters therein in good faith in accordance with applicable law)) for purposes of or in connection with this Agreement or any transaction contemplated herein is, and all other such factual information (taken as a whole) hereafter furnished by or on behalf of Holdings, the Borrower or any of their Subsidiaries in writing to any Lender for purposes of or in connection with this Agreement or any transaction contemplated herein are and will be true and accurate in all material respects on the date as of which such information is dated or certified and not incomplete by omitting to state any fact necessary to make such information (taken as a whole) not misleading in any material respect at such time in light of the circumstances under which such information was provided. As of the Initial Borrowing Date, the Borrower has disclosed to the Lenders on or before the Initial Borrowing Date, all agreements, instruments and corporate or other restrictions to which Holdings or any of its Subsidiaries is or will be subject as of the or the Initial Borrowing Date, and all other matters known to any of them, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect.

6.8  Use of Proceeds; Margin Regulations
     -----------------------------------
          (a) Term Loan Proceeds.  All proceeds of the Term Loans incurred on
              ------------------
the Initial Borrowing Date shall be used by the Borrower (x) to finance, in part, the Transaction and (y) to pay fees and expenses in connection with the Transaction.

          (b) Domestic Revolving Loan Proceeds.  All proceeds of the Domestic
              --------------------------------
Revolving Loans incurred hereunder shall be used by the Borrower for ongoing working capital needs and general corporate purposes (other than to voluntarily prepay Term Loans); provided, however, that (x) in the event that the BPCL
                   ------------------
Acquisition is not consummated on the Initial Borrowing Date, no Domestic Revolving Loans may be requested by the Borrower on the Initial Borrowing Date and (y) in the event that the BPCL Acquisition is consummated on the Initial Borrowing Date, no more than $40,000,000 of Domestic Revolving Loans may be requested by the Borrower on the Initial Borrowing Date.

          (c) Multicurrency Revolving Loan Proceeds. All proceeds of the
              -------------------------------------
Multicurrency Revolving Loans incurred hereunder shall be used by the Borrower for ongoing working capital needs and general corporate purposes (other than to voluntarily prepay Term Loans); provided, however, that no Multicurrency
                                --------  -------
Revolving Loans may be requested by the Borrower on the Initial Borrowing Date.

          (d) Swing Line Loans.  All proceeds of the Swing Line Loans incurred
              ----------------
hereunder shall be used by the Borrower for ongoing working capital needs and general corporate purposes (other than to voluntarily prepay Term Loans); provided, however, that no Swing Line Loans may be requested by the Borrower on
--------  -------
the Initial Borrowing Date.

          (e) Margin Regulations.  No part of the proceeds of any Loan will be
              ------------------
used to purchase or carry any margin stock (as defined in Regulation U of the Board), directly or indirectly, or to extend credit for the purpose of purchasing or carrying any such margin stock for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry any margin security or for any other purpose which might cause any of the loans or extensions of credit under this Agreement to be considered a "purpose credit" within the meaning of Regulation T, U or X of the Board.

6.9  Tax Returns and Payments
     ------------------------

Holdings and each of the its Subsidiaries have timely filed or caused to be filed all tax returns which are required to be filed, except where failure to file any such returns would not reasonably be expected to have a Material Adverse Effect, and have paid or caused to be paid all taxes shown to be due and payable on said returns or on any assessments made against them or any of their respective material properties and all other material taxes, fees or other charges imposed on them or any of their respective properties by any Governmental Authority (other than those the amount or validity of which is contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of Holdings or any such Subsidiary, as the case may be), except where failure to take any such action could not reasonably be expected to have a Material Adverse Effect; and no tax liens have been filed and no claims are being asserted with respect to any such taxes, fees or other charges (other than such liens or claims, the amount or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP (or prior to the Initial Borrowing Date, applicable accounting practice) have been provided) which could be reasonably expected to have a Material Adverse Effect.

6.10 Compliance With ERISA
     ---------------------

Each Plan has been operated and administered in a manner so as not to result in any material liability of Holdings or any of its Subsidiaries for failure to comply with the applicable provisions of ERISA and the Code; no Reportable Event which could reasonably be expected to result in the termination of any Plan has occurred with respect to a Plan; to the best knowledge of Holdings and the Borrower, no Multiemployer Plan is insolvent or in reorganization; the aggregate fair market value of the assets of each Plan equals or exceeds the aggregate present value of the accrued benefits under such Plan (using the actuarial funding assumptions then in effect for such Plan); no Plan has an accumulated or waived funding deficiency, has permitted decreases in its funding standard account or has applied for an extension of any amortization period within the meaning of Section 412 of the Code; neither Holdings nor any of its Subsidiaries nor any ERISA Affiliate has incurred any material liability to or on account of a Plan pursuant to Section 409, 502(i), 502(l), 515, 4062, 4063, 4064, 4069, 4201 or 4204 of ERISA or Section 4971 or 4975 of the Code; no proceedings have been instituted to terminate any Plan; using actuarial assumptions and computation methods consistent with subpart 1 of Subtitle E of Title IV of ERISA, and its Subsidiaries and its ERISA Affiliates would not have any material liability to all Plans which are Multiemployer Plans in the event of a complete withdrawal therefrom, as of the close of the most recent Fiscal Year of each such Plan ending prior to the date of any Credit Event; no Lien imposed under the Code or ERISA on the assets of Holdings or any of its Subsidiaries or any ERISA Affiliate exists or is likely to arise on account of any Plan; and Holdings and its Subsidiaries do not maintain or contribute to any employee welfare benefit plan (as defined in Section 3(1) of ERISA) which provides benefits to retired employees (other than as required by Section 601 of ERISA) or any employee pension benefit plan (as defined in Section 3(2) of ERISA), the ongoing annual obligations with respect to either of which could reasonably be expected to have a Material Adverse Effect.

6.11 Ownership of Property
     ---------------------

Holdings and each of its Subsidiaries has good and marketable title or, with respect to real property, valid fee simple title (or in each case, the relevant foreign equivalent, if any) to, or a subsisting leasehold interest in, or a valid contractual agreement or other valid right to use, all such Person's material real property, and good title (or relevant foreign equivalent) to, a valid leasehold interest in, or valid contractual rights or other valid right to (or an agreement for the acquisition of same) use all such Person's other material property (but excluding Intellectual Property), and, in each case, none of such property is subject to any Lien except for Permitted Liens. The items of real and personal property (but excluding Intellectual Property) owned by, leased to or used by Holdings and each of its Subsidiaries constitute all of the assets used in the conduct of such Person's business as presently conducted, and neither this Agreement nor any other Documents, nor any transaction contemplated under any such agreement, will affect any right, title or interest of Holdings or any of its Subsidiaries in and to any of such assets in a manner that would have or is reasonably likely to have a Material Adverse Effect. As of the Initial Borrowing Date, the Borrower and its Domestic Subsidiaries have granted Mortgages to secure the Obligations on all parcels of real estate identified on

Schedule 6.21(c) as Mortgaged Properties.
----------------

6.12 Capitalization of Holdings and the Borrower
     -------------------------------------------

On the Initial Borrowing Date after giving effect to the Transaction, the capitalization of Holdings and the Borrower will be as set forth on Schedule
                                                                    --------
6.12(a) hereto. The Capital Stock of Holdings and the Borrower have been duly
-------
authorized and validly issued.  Except as set forth on Schedule 6.12(a), no
                                                       ----------------
authorized but unissued or treasury shares of Capital Stock of Holdings and the Borrower are subject to any option, warrant, right to call or commitment of any kind or character. A complete and correct copy of each of the operating agreements of Holdings and the Borrower in effect on the Initial Borrowing Date has been delivered to the Administrative Agent. Except pursuant to the Transaction Documents, neither Holdings nor the Borrower has any outstanding stock or securities convertible into or exchangeable for any shares of its Capital Stock, or any rights issued to any Person (either preemptive or other) to subscribe for or to purchase, or any options for the purchase of, or any agreements providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims or any character relating to any of its Capital Stock or any stock or securities convertible into or exchangeable for any of its Capital Stock (other than as set forth in the certificate of incorporation of the Borrower). Neither Holdings, the Borrower nor any of their Subsidiaries is subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of its Capital Stock or any convertible securities, rights or options of the type described in the preceding sentence. As of the Initial Borrowing Date, all of the issued and outstanding shares of Capital Stock of Holdings and the Borrower are owned of record by the stockholders as set forth on Schedule 6.12(a) hereto.
             ----------------

6.13 Subsidiaries
     ------------

          (a) Organization. Schedule 6.13 sets forth as of the Initial Borrowing
              ------------  -------------
Date a true, complete and correct list of each Subsidiary of the Borrower (after giving effect to the Transaction) and indicates for each such Subsidiary (i) its jurisdiction of organization and (ii) its ownership (by holder and percentage interest). Holdings has no Subsidiaries except for Subsidiaries permitted to be created pursuant to this Agreement, the Borrower and those Subsidiaries listed as on Schedule 6.13.
      -------------

          (b) Capitalization.  All of the issued and outstanding Capital Stock
              --------------
of each Subsidiary of the Borrower is owned as set forth on Schedule 6.13.  All
                                                            -------------
of the Capital Stock of each Subsidiary of the Borrower has been duly authorized and validly issued, is fully paid and non-assessable and is owned as set forth on Schedule 6.13, free and clear of all Liens except for Permitted Liens. No
   -------------
authorized but unissued or treasury shares of Capital Stock of any Subsidiary of the Borrower are subject to any option, warrant, right to call or commitment of any kind or character except pursuant to the Transaction Documents. On and after the relevant date of formation, the Borrower directly owns 100% of the Capital Stock of each Receivables Subsidiary owned directly by the Borrower, and the Borrower has pledged (and delivered for pledge) the Capital Stock of each such Receivables Subsidiary (and any promissory notes received by the Borrower or any other Credit Party from such Receivables Subsidiary) to the Collateral Agent pursuant to the Collateral Security Agreement.

          (c) Restrictions on or Relating to Subsidiaries.  There does not exist
              -------------------------------------------
any consensual encumbrance or restriction on the ability of (i) any Subsidiary of the Borrower to pay dividends or make any other distributions on its capital stock or any other interest or participation in its profits owned by the Borrower or any Subsidiary of the Borrower, , or to pay any Indebtedness owed to the Borrower or a Subsidiary of the Borrower, (ii) any Subsidiary of the Borrower to make loans or advances to the Borrower or any of the Borrower's Subsidiaries or (iii) the Borrower or any of its Subsidiaries to transfer any of its properties or assets to the

Borrower or any of its Subsidiaries, except, in each case, for such encumbrances or restrictions permitted under Section 8.5.
                                -----------

6.14 Compliance With Law, Etc.
     -------------------------

Neither Holdings, the Borrower nor any of their Subsidiaries is in default under or in violation of any Requirement of Law or material Contractual Obligation or under its Organizational Documents, as the case may be, in each case the consequences of which default or violation, either in any one case or in the aggregate, would have a Material Adverse Effect.

6.15 Investment Company Act
     ----------------------

Neither Holdings, the Borrower nor any of their Subsidiaries is an "investment company" or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

6.16 Public Utility Holding Company Act
     ----------------------------------

Neither Holdings, the Borrower nor any of their Subsidiaries is a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

6.17 Environmental Matters
     ---------------------

          (i) The operations of and the real property owned or operated by Holdings and each of its Subsidiaries are in compliance with all applicable Environmental Laws except where the failure to be in compliance, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect; (ii) Holdings and each of its Subsidiaries has obtained and will continue to maintain all Environmental Permits, and all such Environmental Permits are in good standing and Holdings and its Subsidiaries are in compliance with all terms and conditions of such Environmental Permits, except where failure to so obtain, maintain or comply, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect; (iii) neither Holdings nor any of its Subsidiaries nor any of their present or past properties or operations (whether owned or leased) is subject to: (A) any Environmental Claim or other written claim, request for information, judgment, order, decree or agreement from or with any Governmental Authority or private party related to any material violation of or material non-compliance with Environmental Laws or Environmental Permits to the extent any of the foregoing could reasonably be expected to have a Material Adverse Effect, (B) any pending or, to the knowledge of the Holdings or the Borrower, threatened judicial or administrative proceeding, action, suit or investigation related to any Environmental Laws or Environmental Permits which could reasonably be expected to have a Material Adverse Effect, (C) any Remedial Action which if not taken could reasonably be expected to have a Material Adverse Effect or (D) any liabilities, obligations or costs arising from the Release or substantial threat of a material Release of a Contaminant into the environment regardless of whether the Release or substantial threat of a material Release is occurring on Holdings' or any of its Subsidiaries' present or past properties or at any other location, in each case where such Release or substantial threat of a material Release could reasonably be expected to have a Material Adverse Effect; (iv) neither Holdings nor any of its Subsidiaries has received any written notice or claim to the effect that Holdings or any of its Subsidiaries is or may be liable to any Person as a result of the Release or substantial threat of a material Release of a Contaminant into the environment, which notice or claim could reasonably be expected to result in a Material Adverse Effect, and (v) no Environmental Lien has attached to any property (whether owned or leased) of the Borrower or of any of its Subsidiaries which could reasonably be expected to have a Material Adverse Effect, nor are there any facts or circumstances currently known to Holdings or any of its Subsidiaries that may reasonably be expected to give rise to such an Environmental Lien.

6.18 Labor Relations
     ---------------

Neither Holdings, the Borrower nor any of their Material Subsidiaries is engaged in any unfair labor practice that could reasonably be expected to have a Material Adverse Effect. There is (i) no significant unfair labor practice complaint pending against Holdings or any of its Subsidiaries or, to the best knowledge of Holdings and the Borrower, threatened against any of them before the National Labor Relations Board or appropriate national court or other forum, and no significant grievance or significant arbitration proceeding arising out of or under any collective bargaining agreement is so pending against Holdings or any of its Subsidiaries or, to the best knowledge of Holdings and the Borrower, threatened against any of them and (ii) no significant strike, labor dispute, slowdown or stoppage is pending against Holdings or any of its Subsidiaries or, to the best knowledge of Holdings and the Borrower, threatened against Holdings or any of its Subsidiaries (with respect to any matter specified in clause (i) or (ii) above, either individually or in the aggregate) such as could reasonably be expected to have a Material Adverse Effect.

6.19 Intellectual Property, Licenses, Franchises and Formulas
     --------------------------------------------------------

Each of Holdings and its Subsidiaries owns or holds licenses or other rights to or under all of the patents, patent applications, trademarks, service marks, trademark and service mark registrations and applications therefor, trade names, copyrights, copyright registrations and applications therefor, trade secrets, proprietary information, computer programs or data bases (collectively, "Intellectual Property") except where the failure to own or hold such
----------------------
Intellectual Property could not reasonably be expected to result in a Material Adverse Effect, and has obtained assignments of all franchises, licenses and other rights of whatever nature, regarding Intellectual Property necessary for the present conduct of its business, without any known conflict with the rights of others, except such conflicts which could not reasonably be expected to have a Material Adverse Effect. Neither Holdings nor any of its Subsidiaries has knowledge of any existing or threatened claim by any Person contesting the validity, enforceability, use or ownership of the Intellectual Property which could reasonably be expected to have a Material Adverse Effect, or of any existing state of facts that would support a claim that use by Holdings or any of its Subsidiaries of any such Intellectual Property has infringed or otherwise violated any proprietary rights of any other Person which could reasonably be expected to have a Material Adverse Effect.

6.20 Certain Fees
     ------------

Except as disclosed to the Agents prior to the Effective Date, no broker's or finder's fees or commissions or any similar fees or commissions will be payable by Holdings, the Borrower or any of their Subsidiaries with respect to the incurrence and maintenance of the Obligations, any other transaction contemplated by the Documents or any services rendered in connection with such transactions.

6.21 Security Documents
     ------------------

          (a) Security Agreement Collateral. The provisions of the Security
              -----------------------------
Documents upon execution and delivery thereof are effective to create in favor of the Collateral Agent for the benefit of the Secured Parties pursuant to the Collateral Security Agreement, a legal, valid and enforceable security interest in all right, title and interest of the applicable Credit Party in the Collateral (other than the Collateral described in the Mortgages) owned by such Credit Party, and the Collateral Security Agreement, together with the filings of Form UCC-1 (or other similar filing, if any) in all relevant jurisdictions and delivery of all possessory collateral creates a first lien on, and security interest in (or similar interest in respect of), all right, title and interest of Holdings and such Credit Parties in all of the Collateral described therein, subject to no other Liens other than Permitted Liens. Except for titled vehicles, vessels and other collateral which may not be perfected through the filing of financing statements under the Uniform Commercial Code (or similar applicable law) of the appropriate jurisdiction (or similar filings in each relevant jurisdiction) and which have an aggregate fair market value of less than $5,000,000, and except for patents, trademarks, trade names and copyrights to the extent perfection would require filing in any foreign jurisdiction, all such Liens have been or, upon the filing of the financing statements delivered on the Initial Borrowing Date, will be fully perfected Liens (or similar legal status). The recordation in the United States Patent and Trademark Office and in the United States Copyright Office of assignments for security made pursuant to the Collateral Security Agreement will be effective, under Federal law, to perfect the security interest granted to the Collateral Agent for the benefit of the Secured Parties in the trademarks, patents and copyrights covered by such the Collateral Security Agreement.

          (b)  Pledged Securities. The security interests created in favor of
               ------------------
Collateral Agent, as pledgee for the benefit of the Secured Parties under the Collateral Security Agreement, constitute perfected security interests in the Pledged Securities, if any, subject to no security interests of any other Person except for the Liens granted under or pursuant to the Collateral Security Agreement. No filings or recordings are required in order to perfect the security interests created in the Pledged Securities under the Collateral Security Agreement other than with respect to filings required by applicable foreign law and UCC financing statements with respect to uncertificated Pledged Securities.

          (c)  Real Estate Collateral. The Mortgages create, as security for the
               ----------------------
obligations purported to be secured thereby, a valid and enforceable (and upon the due recording thereof under applicable law) perfected security interest in and Lien on all of the Mortgaged Property (including, without limitation, all fixtures and improvements relating to such Mortgaged Property and affixed or added thereto on or after the Initial Borrowing Date) in favor of the Collateral Agent (or such other agent or trustee as may be named therein) for the benefit of the Secured Parties, superior to and prior to the rights of all third Persons (except that the security interest created in the Mortgaged Property may be subject to the Permitted Liens related thereto). Schedule 6.21(c) contains a
                                                 ----------------
true and complete list of each parcel of real property owned or leased by the Borrower and its Subsidiaries in the United States, the United Kingdom or other jurisdiction in which a material plant is located and the type of interest therein held by the Borrower or such Subsidiary. The Borrower or a Subsidiary of the Borrower has good and marketable title to all Mortgaged Property free and clear of all Liens except those described in the first sentence of this
Section 6.21(c).
---------------

6.22 Documents
     ---------
          (a) The Borrower has on or prior to the Initial Borrowing Date delivered to the Administrative Agent true, correct and complete copies of the material Transaction Documents entered into by Holdings, the Borrower or any Subsidiary on or before the Initial Borrowing Date in connection with the Transaction and, with respect to any such Transaction Document entered into after the Effective Date, the terms thereof shall be reasonably satisfactory to the Administrative Agent. Holdings and each of its Subsidiaries have, concurrently with the execution and delivery of this Agreement or will have by the Initial Borrowing Date, consummated the transactions contemplated by the Documents pursuant thereto, and the Documents set forth the entire agreement among the parties thereto with respect to the subject matter thereof. No party to the Transaction Documents has waived the fulfillment of any material condition precedent set forth therein to the consummation of the transactions contemplated thereby, no party is in default or has failed to perform any of its material obligations thereunder or under any material instrument or document executed and delivered in connection therewith.

          (b) All representations and warranties of Holdings and the Borrower set forth in the Documents were true and correct in all material respects (taken as a whole) at the time as of which such representations and warranties were made or deemed made and as of the Initial Borrowing Date.

6.23 Purchase and Supply Contracts
     -----------------------------

Attached hereto as Schedule 6.23 is a true and complete list of each purchase
                   ------------- contract and supply contract that will be material to the operations of the Borrower on the Initial Borrowing Date, and a true, correct and complete copy of each of which have been delivered to the Administrative Agent, subject to pre-existing confidentiality provisions with third parties.

6.24 Millennium
     ----------

On the basis of an investigation made by Holdings for itself and each of its Subsidiaries, Holdings and the Borrower, to the best of their knowledge, reasonably believe that the "Y2K problem" (that is, the risk that computer applications used by the Holdings and its Subsidiaries may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date after December 31, 1999) will not result in a Material Adverse Effect.

6.25 Subordination Provisions
     ------------------------

The subordination provisions contained in the Senior Subordinated Note Documents, when executed, are enforceable against the issuer of the respective security and the holders thereof, and the Loans and all other Obligations entitled to the benefits of any Loan Document and any related guaranty are within the definitions of "Senior Indebtedness" included in such provisions.

6.26 Foreign Intercompany Loan Documents
     -----------------------------------

Upon execution and delivery thereof, the Foreign Intercompany Loan Documents and the Foreign Intercompany Loan Security Documents constitute legal, valid and binding obligations of the Persons party thereto (except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law)) and are in full force and effect and the Foreign Intercompany Loan Security Documents are effective to create the security interests purported to be created thereby).

6.27 Supply Arrangement
     ------------------

In the event that the Supply Arrangement is entered into on the Initial Borrowing Date, Holdings and the Borrower reasonably believe that the Supply Arrangement delivers to the Borrower and its Subsidiaries the same net economic benefit and cash flows (net of the (Pounds) 1,500,000 annual fee payable to ICI) as would have been the case had the Retained Olefins Business (as defined in the Supply Arrangement Agreement defined in clause (l) of the definition "Supply Arrangement Agreements") been
                                         -----------------------------
transferred to the Borrower and its Subsidiaries on the Initial Borrowing Date.


                                  ARTICLE VII

                             AFFIRMATIVE COVENANTS

          The Borrower and Holdings hereby agree that, so long as any of the Commitments remain in effect, or any Loan or LC Obligation remains outstanding and unpaid or any other amount is owing to any Lender or the Administrative Agent hereunder, the Borrower and Holdings shall:

7.1  Financial Statements Furnish, or cause to be furnished, to each Lender:
     --------------------
          (a)  Quarterly Financial Statements. As soon as available, but in any
               ------------------------------
event not later than 45 days after the end of each of the first full three Fiscal Quarters of each Fiscal Year of the Borrower, (i) the unaudited consolidated balance sheet of the Borrower and its consolidated subsidiaries as at the end of such quarter and the related unaudited consolidated statements of income and of cash flows of the Borrower and its consolidated Subsidiaries for such quarter and the portion of the Fiscal Year through the end of such quarter and in each case commencing with the fiscal quarter ending September 30, 2000 setting forth comparative figures for the related periods in the prior Fiscal Year, and, if the Borrower has established any Unrestricted Subsidiaries, such consolidated statements shall be accompanied by a balance sheet as of such date, and a statement of income and cash flows for such period, reflecting on a combined basis, for Subsidiaries and on a combined basis for Unrestricted Subsidiaries, the consolidating entries for such types of Subsidiaries, (ii) the unaudited consolidating balance sheets of the Borrower as at the end of such Fiscal Quarter and the related unaudited consolidating statements of income and of cash flows of the Borrower and its Subsidiaries for such quarter and in each case commencing with the Fiscal Quarter ending September 30, 2000 setting forth comparative figures for the related periods in the prior Fiscal Year and (iii) the unaudited business segment footnote information, consistent with the requirements of GAAP, of the Borrower and its consolidated subsidiaries for such quarter and the position of the Fiscal Year through the end of such quarter, and in each case commencing with the Fiscal Quarter ending September 30, 2000 setting forth comparative figures for the related periods in the prior Fiscal Year. Each of the above items shall be in a form satisfactory to the Administrative Agent and certified by the Responsible Financial Officer of the Borrower, subject to normal year-end audit adjustments; and

          (b) Annual Financial Statements. As soon as available, but in any
              ---------------------------
event not later than 90 days after the end of each Fiscal Year of the Borrower, a copy of (i) the consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at the end of such year and consolidated statements of income and of cash flows for such year, setting forth in each case, commencing for the year ending December 31, 2000, in comparative form the figures for the previous year (which, in case of the year ending December 31, 2000, shall be compared against the figures for the period from June 30, 1999 to December 31, 1999) and, if the Borrower has established any Unrestricted Subsidiaries, such consolidated statements shall be accompanied by a balance sheet as of such date, and a statement of income and cash flows for such period, reflecting on a combined basis, for Subsidiaries and on a combined basis for Unrestricted Subsidiaries, the consolidating entries for each of such types of Subsidiaries; all such financial statements shall be complete and correct in all material respects and shall be prepared in accordance with GAAP applied consistently throughout the periods reflected therein and with prior periods (except as approved by the accountants preparing such statements or the Responsible Financial Officer, as the case may be, and disclosed therein) and, in the case of the consolidated financial statements referred to in Section
                                                                    -------
7.1(b), accompanied by a report thereon of Deloitte & Touche or such other
------
independent certified public accountants of recognized national standing, which report shall contain no qualifications with respect to the continuance of the Borrower and its Subsidiaries as a going concern and shall state that such financial statements present fairly the financial position of the Borrower and its Subsidiaries as at the dates indicated and the results of their operations and cash flow for the periods indicated in conformity with GAAP, (ii) the related consolidating balance sheets of the Borrower as at the end of such Fiscal Year and the related consolidating statements of income and of cash flows of the Borrower and its Subsidiaries for such Fiscal Year through the end of such quarter, setting forth in each case commencing with the Fiscal Year ending December 31, 2000 in comparative form the figures for the previous year, all of which shall be in a form satisfactory to the Administrative Agent and (iii) the related business segment footnote information, consistent with the requirements of GAAP, of the Borrower and its consolidated subsidiaries for such Fiscal Year, setting forth in each case commencing with the Fiscal Year ending December 31, 2000 incomparative form the figures for the prior Fiscal Year. Each of the above items shall be in a form satisfactory to the Administrative Agent and certified by a Responsible Financial Officer of the Borrower;

          (c)  Annual Schedule of Foreign Intercompany Notes. As soon as
               ---------------------------------------------
available, but in any event within 90 days after the end of each Fiscal Year of the Borrower an unaudited schedule of Foreign Intercompany Notes as at the end of such year, separately presenting the Foreign Intercompany Notes, indebtedness permitted under Section 8.2 (including overdraft facilities) and cash balances,
                -----------
for each consolidated Subsidiary with total assets in excess of $25,000,000 as at the end of such period.

7.2  Certificates; Other Information
     -------------------------------

Furnish to each Lender (or, if speified below, to the Administrative Agent):

          (a) Accountant's Certificates.  Concurrently with the delivery of the
              -------------------------
financial statements referred to in Section 7.1(b), to the extent not contrary
                                    --------------
to the then current recommendations of the American Institute of Certified Public Accountants, a certificate from Deloitte & Touche or other independent certified public accountants of nationally recognized standing, stating that, in the course of their annual audit of the books and records of the Borrower, no Event of Default or Unmatured Event of Default, insofar as they relate to accounting and financial matters, has come to their attention which was continuing at the end of such Fiscal Year or on the date of their certificate, or if such an Event of Default or Unmatured Event of Default has come to their attention, the certificate shall indicate the nature of such Event of Default or Unmatured Event of Default;

          (b)  Officer's Certificates.  Concurrently with the delivery of the
               ----------------------
financial statements referred to in Sections 7.1(a) and 7.1(b), a certificate
                                    --------------------------
of a Responsible Financial Officer (I) substantially in the form of Exhibit
                                                                    -------
7.2(b) stating that, to the best of such officer's knowledge, (i) such financial
------
statements present fairly, in accordance with GAAP, the financial condition and results of operations of the Borrower and its Subsidiaries for the period referred to therein (subject, in the case of interim statements, to normal recurring adjustments) and (ii) no Event of Default or Unmatured Event of Default has occurred, except as specified in such certificate and, if so specified, the action which the Borrower proposes to take with respect thereto, which certificate shall set forth detailed computations to the extent necessary to establish the Borrower's compliance with the covenants set forth in Article
                                                                       -------
IX of this Agreement and (II) setting forth the then current outstanding amount -- of each Intercompany Loan;

          (c)  Audit Reports and Statements. Promptly following the Borrower's
               ----------------------------
receipt thereof, copies of all consolidated financial or other consolidated reports or statements, if any, submitted to the Borrower or any of its Subsidiaries by independent public accountants relating to any annual or interim audit of the books of the Borrower or any of its Subsidiaries;

          (d)  Management Letters. Promptly after receipt thereof, a copy of
               ------------------
any "management letter" received by the Borrower or any of its Subsidiaries from its certified public accountants;

          (e)  Projections.  As soon as available and in any event within sixty
               -----------
(60) days following the first day of each Fiscal Year of the Borrower, projections (prepared on a business segment basis) in form satisfactory to the Administrative Agent and the Required Lenders covering the period from such Fiscal Year through the next two Fiscal Years prepared in reasonable detail, with appropriate presentation and discussion of the principal assumptions upon which such projections are based, which shall be accompanied by the statement of the chief executive officer or Responsible Financial Officer of the Borrower to the effect that, to the best of his knowledge, such projections are a reasonable estimate for the periods respectively covered thereby;

          (f)  Public Filings. Within 10 days after the same become public,
               --------------
copies of all financial statements and reports which the Borrower may make to, or file with the SEC or any successor or analogous Governmental Authority;

          (g)  Quarterly Service Agreement Report. For so long as any Huntsman
               ----------------------------------
Agreement or ICI Agreement is in full force and effect, promptly following the end of each Fiscal Quarter, the Borrower shall deliver to the Administrative Agent a report explaining in reasonable detail (i) any material change in the scope of the services provided to the Borrower under the Huntsman Agreements (taken as a whole) or ICI Agreements (taken as a whole) from that contemplated on the Initial Borrowing Date and (ii) any material change in the basis for allocation of costs and expenses under the Huntsman Agreements or the ICI Agreements together with a description of how such change was determined. the Borrower shall provide the Administrative Agent with additional documents and information related to the quarterly report, as reasonably requested by the Administrative Agent;

          (h)  Insurance. Prior to the Initial Borrowing Date, the Borrower
               ----------
shall have delivered to the Administrative Agent evidence of insurance complying with the requirements of Section 7.8 for the business and properties of the
                         -----------
Borrower and its Subsidiaries, in form reasonably satisfactory to the Administrative Agent and the Required Lenders and naming the Administrative Agent as an additional insured, mortgagee and/or loss payee, and stating that such insurance shall not be canceled or revised without 30 days' prior written notice by the insurer to the Administrative Agent;

          (i)  Insurance Information. The Borrower shall deliver to the
               ---------------------
Administrative Agent information concerning insurance at the times and in the manner specified in Section 7.8; and
                    -----------

          (j) Other Requested Information. Such other information respecting
              ---------------------------
the respective properties, business affairs, financial condition and/or operations of the Borrower or any of its Subsidiaries as the Administrative Agent or any Lender (through the Administrative Agent) may from time to time reasonably request.

7.3  Notices
     -------

Promptly and in any event within three Business Days in the case of clauses (a),
                                                                    -----------
(d) and (e) below, 30 days in the case of clauses (b) and (c) below, or one
 -       -                                ----------       -
Business Day in the case of clause
                            ------

(f) below after an officer of the Borrower or of any of its Subsidiaries
 -
obtains knowledge thereof, give written notice to the Administrative Agent (which shall promptly provide a copy of such notice to each Lender) of:

          (a)  Event of Default or Unmatured Event of Default.  The occurrence
               ----------------------------------------------
of any Event of Default or Unmatured Event of Default, accompanied by a statement of a Responsible Financial Officer setting forth details of the occurrence referred to therein and stating what action the Borrower proposes to take with respect thereto.

          (b)  Litigation and Related Matters. The commencement of, or any
               ------------------------------
material development in, any action, suit, proceeding or investigation affecting the Borrower or any of its Subsidiaries or any of their respective properties before any arbitrator or Governmental Authority, (i) in which the amount involved that the Borrower reasonably determines is not covered by insurance or other indemnity arrangement is $10,000,000 or more, (ii) with respect to any Document or any material Indebtedness of the Borrower or any of its Subsidiaries or (iii) which, if determined adversely to the Borrower or any of its Subsidiaries, could reasonably be expected to have a Material Adverse Effect.

          (c)  Environmental.
               -------------

               (i) The occurrence of one or more of the following, to the extent that any of the following, if adversely determined, would have a Material Adverse Effect or, in any event, could reasonably be expected to result in liability to the Borrower or any of its Subsidiaries in excess of $3,000,000 or a fine or penalty in excess of $1,000,000: (A) written notice, claim or request for information to the effect that the Borrower or any of its Subsidiaries is or may be liable in any material respect to any Person as a result of the presence of or the Release or substantial threat of a material Release of any Contaminant into the environment; (B) written notice that the Borrower or any of its Subsidiaries is subject to investigation by any Governmental Authority evaluating whether any Remedial Action is needed to respond to the presence or to the Release or substantial threat of a material Release of any Contaminant into the environment; (C) written notice that any property, whether owned or leased by, or operated on behalf of, the Borrower or its Subsidiaries is subject to a material Environmental Lien; (D) written notice of violation to the Borrower or any of its Subsidiaries of any Environmental Laws or Environmental Permits, or (E) commencement or written threat of any judicial or administrative proceeding alleging a violation of any Environmental Laws or Environmental Permits; provided, however, that the provisions of this clause (i) shall not
         --------  -------                              ----------
require the Borrower to violate or breach any confidentiality covenants to which it is bound.

          (ii) Upon written request by the Administrative Agent, the Borrower shall promptly submit to the Administrative Agent and the Lenders a report providing an update of the status of each environmental, health or safety compliance, hazard or liability issue identified in any notice or report required pursuant to clause (i) above and any other environmental, health and safety compliance obligation, remedial obligation or liability that could reasonably be expected to have a Material Adverse Effect. All such notices shall describe in reasonable detail the nature of the claim, investigation, condition, occurrence or removal or Remedial Action and the Borrower's or such Subsidiary's response thereto.

          (d)  Notice of Change of Control. Each occasion that any Change of
               ---------------------------
Control shall occur and such notice shall set forth in reasonable detail the particulars of each such occasion.

          (e)  Notices under Transaction Documents. Promptly following the
               -----------------------------------
receipt or delivery thereof, copies of any material demands, notices or documents received or delivered by the Borrower or any Subsidiary of the Borrower outside of the ordinary course of business under or pursuant to the Contribution Agreement, the BPCL Sales Agreement and/or the Supply Arrangement Agreements, the Senior Subordinated Note Documents, the Holdings Zero Coupon Notes, the Limited Liability Company Agreement of Holdings and of the Borrower, any material joint venture agreement and any other material agreement from time to time identified by the Administrative Agent (provided, that the foregoing shall apply to material demands, notices or documents under the Limited Liability Company Agreement of Holdings and of the Borrower, only to the extent required under applicable law to be delivered to the members of Holdings and of the Borrower, as the case may be, in their capacity as members).

          (f)  UK Insolvency Proceedings. A meaningful threat of or notice in
               -------------------------
respect of any insolvency proceeding involving any Foreign Subsidiary incorporated under the laws of England and Wales.

7.4  Conduct of Business and Maintenance of Existence
     ------------------------------------------------

Continue to engage in business of the same general type as now conducted by it and preserve, renew and keep in full force and effect its and each Subsidiary's corporate existence and take all reasonable action to maintain all rights, privileges and franchises material to its and those of each of its Subsidiaries' businesses except to the extent that failure to take any such action could not in the aggregate reasonably be expected to have a Material Adverse Effect or as otherwise permitted pursuant to Sections 8.3 and comply and cause each of its
                                ------------
Subsidiaries to comply with all Requirements of Law except to the extent that failure to comply therewith would not in the aggregate reasonably be expected to have a Material Adverse Effect.

7.5  Payment of Obligations
     ----------------------

Pay or discharge or otherwise satisfy at maturity or, to the extent permitted hereby, prior to maturity or before they become delinquent, as the case may be, and cause each of its Subsidiaries to pay or discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be:

          (i) all material taxes, assessments and governmental charges or levies imposed upon any of them or upon any of their income or profits or any of their respective properties or assets prior to the date on which penalties attach thereto; and

          (ii) all lawful claims prior to the time they become a Lien (other than Permitted Liens) upon any of their respective properties or assets; provided, however, that neither the Borrower nor any of its Subsidiaries shall
--------  -------
be required to pay or discharge any such material tax, assessment, charge, levy or claim while the same is being contested by it in good faith and by appropriate proceedings diligently pursued so long as the Borrower or such Subsidiary, as the case may be, shall have set aside on its books adequate reserves in accordance with GAAP (segregated to the extent required by GAAP) with respect thereto and title to any material properties or assets is not jeopardized in any material respect.

7.6  Inspection of Property, Books and Records
     -----------------------------------------

     Keep, or cause to be kept, and cause each of its Subsidiaries to keep or cause to be kept, adequate records and books of account, in which complete entries are to be made reflecting its and their business and financial transactions, such entries to be made in accordance with sound accounting principles consistently applied and permit, and cause each of its Subsidiaries to permit, any Lender or its respective representatives, at any reasonable time, and from time to time at the reasonable request of such Lender made to the Borrower and upon reasonable notice, to visit and inspect its and their respective properties, to examine and make copies of and take abstracts from its and their respective records and books of account, and to discuss its and their respective affairs, finances and accounts with its and their respective principal officers, directors and with the written consent of the Borrower (which consent shall not be required if any Event of Default has occurred and is continuing), independent public accountants, provided that the Borrower may attend any such meetings (and by this provision the Borrower authorizes such accountants to discuss with the Lenders and such representatives the affairs, finances and accounts of the Borrower and its Subsidiaries).

7.7  ERISA
     -----

     (i) As soon as practicable and in any event within ten (10) days after the Borrower or any of its Subsidiaries or ERISA Affiliates knows or has reason to know that a Reportable Event has occurred with respect to any Plan, deliver, or cause such Subsidiary or ERISA Affiliate to deliver, to the Administrative Agent a certificate of a responsible officer of the Borrower or such Subsidiary or ERISA Affiliate, as the case may be, setting forth the details of such Reportable Event and the action, if any, which the Borrower or such Subsidiary or ERISA Affiliate is required or proposes to take, together with any notices required or proposed to be given; (ii) upon the request of any Lender made from time to time, deliver, or cause each Subsidiary or ERISA Affiliate to deliver, to each Lender a copy of the most recent actuarial report and annual report completed with respect to any Plan; (iii) as soon as possible and in any event within ten (10) days after the Borrower or any of its Subsidiaries or ERISA Affiliates knows or has reason to know that any of the following have occurred or is reasonably likely to occur with respect to any Plan: (A) such Plan has been terminated, reorganized, petitioned or declared insolvent under Title IV of ERISA, (B) the Plan Sponsor intends to terminate such Plan, (C) the PBGC has instituted or will institute proceedings under Section 515 of ERISA to collect a delinquent contribution to such Plan or under Section 4042 of ERISA to terminate such Plan,
(D) that an accumulated funding deficiency has been incurred or that an application has been made to the Secretary of the Treasury for a waiver or modification of the minimum funding standard (including any required installment payments) or an extension of any amortization period under Section 412 of the Code, or (E) that Holdings, or any Subsidiary of Holdings (including, but not limited to, the Borrower) or any ERISA Affiliate will incur any material liability (including, but not limited to, contingent or secondary liability) to or on account of the termination of or withdrawal from a Plan under Section 401(a)(29), 4971 or 4975 of the Code or Section 409 or 502(1) of ERISA, deliver, or cause such Subsidiary or ERISA Affiliate to deliver, to the Administrative Agent a written notice thereof; and (iv) as soon as possible and in any event within thirty days after the Borrower or any of its Subsidiaries or ERISA Affiliates knows or has reason to know that any of them has caused a complete withdrawal or partial withdrawal (within the meaning of Sections 4203 and 4205, respectively, of ERISA) from any Multiemployer Plan, deliver, or cause such Subsidiary or ERISA Affiliate to deliver, to the Administrative Agent a written notice thereof. For purposes of this Section 7.7, the Borrower shall be deemed
                                     -----------
to have knowledge of all facts known by the Plan Administrator of any Plan of which the Borrower is the Plan Sponsor, and each Subsidiary and ERISA Affiliate of the Borrower shall be deemed to have knowledge of all facts known by the Plan Administrator of any Plan of which such Subsidiary or ERISA Affiliate, respectively, is a Plan Sponsor. In addition to its other obligations set forth in this Article VII, the Borrower shall, and shall cause each of its
        -----------
Subsidiaries and ERISA Affiliates to:

               (A) provide the Administrative Agent with prompt written notice, with respect to any Plan, of any failure to satisfy the minimum funding standard requirements of Section 412 of the Code,

               (B) furnish to the Administrative Agent, promptly after delivery of the same to the PBGC, a copy of any delinquency notice pursuant to
          Section 412(n)(4) of the Code,

               (C) correct any such failure to satisfy funding requirements or delinquency referred to in the foregoing clauses (A) and (B) within ninety (90) days after the occurrence thereof, except where the failure to so satisfy would not reasonably be expected to have a Material Adverse Effect;

               (D) comply in good faith in all material respects with the requirements set forth in Section 4980B of the Code and with Sections 601(a) and 606 of ERISA;

               (E) at the request of any Lender, deliver to such Lender (and a copy to the Administrative Agent) a complete copy of the most recent annual report (Form 5500) of each Plan required to be filed with the Internal Revenue Service; and

               (F) at the request of any Lender, deliver to such Lender (and a copy to the Administrative Agent) copies of the most recent annual reports received by Holdings or any Subsidiary of Holdings or any ERISA Affiliate with respect to any Plan or Foreign Pension Plan no later than ten (10) days after the date of such request.

7.8  Maintenance of Property, Insurance
     ----------------------------------

(i) Keep, and cause each of its Subsidiaries to keep, all property (including, but not limited to, equipment) useful and necessary for its business in good working order and condition, normal wear and tear and damage by casualty excepted, subject to Section 8.3(b), (ii) maintain, and shall cause each of its
                     --------------
Subsidiaries to maintain, with financially sound and reputable insurers, insurance with respect to its material properties and business against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business, of such types and in such amounts as are customarily carried under similar circumstances by such other Persons. Such insurance shall be maintained with financially sound and reputable insurers, except that a portion of such insurance program (not to exceed that which is customary in the case of companies engaged in the same or similar business or having similar properties similarly situated) may be effected through self-insurance, provided adequate reserves therefor, in accordance with GAAP, are maintained. All insurance policies or certificates (or certified copies thereof) with respect to such insurance (A) shall be endorsed to the Administrative Agent's reasonable satisfaction for the benefit of the Lenders (including, without limitation, by naming the Administrative Agent as loss payee or additional insured, as appropriate); and (B) shall state that such insurance policy shall not be canceled or revised without thirty days' prior written notice thereof by the insurer to the Administrative Agent and (iii) furnish to the Administrative Agent, on the Initial Borrowing Date and on the date of delivery of each annual financial statement, full information as to the insurance carried. At any time that insurance at levels described in Schedule 7.8 is not being maintained by or
                                      ------------
on behalf of the Borrower or any of its Subsidiaries, the Borrower will notify the Lenders in writing within two Business Days thereof and, if thereafter notified by the Administrative Agent or the Required Lenders to do so, the

Borrower or any such Subsidiary, as the case may be, shall obtain insurance at such levels at least equal to those set forth on Schedule 7.8.
                                                 ------------

7.9  Environmental Laws
     ------------------
          (a) The Borrower shall, and shall cause each of its Subsidiaries, in the exercise of its reasonable business judgment, to take prompt and appropriate action to respond to any material non-compliance with all applicable Environmental Laws or Environmental Permits or to any material Release or a substantial threat of a material Release of a Contaminant, and upon request from the Administrative Agent, shall regularly report to the Administrative Agent on such response. Without limiting the generality of the foregoing, whenever the Administrative Agent or any Lender has a reasonable basis to believe that the Borrower is not in material compliance with applicable Environmental Laws or Environmental Permits or that any property of the Borrower or its Subsidiaries, or any property to which Contaminants generated by the Borrower or its Subsidiaries have come to be located ("Offsite Property") has or may become
                                       ----------------
contaminated or subject to an order or decree such that any non-compliance, contamination or order or decree could reasonably be anticipated to have a Material Adverse Effect, then, to the extent the Borrower has the legal right to do so, the Borrower agrees to, at the Administrative Agent's request and the Borrower's expense: (i) cause an independent environmental engineer reasonably acceptable to the Administrative Agent to conduct such tests of the site where the alleged or actual non-compliance or contamination has occurred and prepare and deliver to the Administrative Agent, the Lenders and the Borrower a report(s) reasonably acceptable to the Administrative Agent setting forth the results of such tests, the Borrower's proposed plan and schedule for responding to any environmental problems described therein, and the Borrower's estimate of the costs thereof, and (ii) provide the Administrative Agent, the Lenders and the Borrower a supplemental report(s) of such engineer whenever the scope of the environmental problems or the Borrower's response thereto or the estimated costs thereof, shall materially change. Notwithstanding the above, the Borrower shall not be obligated (other than as required by applicable law) to undertake any tests or remediation at any Offsite Property that (a) is not owned or operated by the Borrower or any of its Subsidiaries and (b) where Contaminants generated by persons other than the Borrower or any of its Subsidiaries have also come to be located.

          (b) Defend, indemnify and hold harmless the Administrative Agent and the Lenders, and their respective employees, the Administrative Agents, officers and directors, from and against any and all claims, demands, penalties, fines, liabilities, settlements, damages, costs and expenses of whatever kind or nature known or unknown, contingent or otherwise, arising out of, or in any way relating to the violation of, noncompliance with or liability under, any Environmental Law applicable to the operations of the Borrower, any of its Subsidiaries or their respective properties, or any orders, requirements or demands of Governmental Authorities related thereto, including, without limitation, reasonable attorneys' and consultants' fees, investigation and laboratory fees, costs arising from any Remedial Actions, court costs and litigation expenses, except to the extent that any of the foregoing arise out of the gross negligence or willful misconduct of the party seeking indemnification therefor. The agreements in this Section 7.9(b) shall
                                                         --------------
survive repayment of the Notes and all other Obligations.

7.10 Use of Proceeds
     ---------------
     Use all proceeds of the Loans as provided in Section 6.8.
                                                  -----------

7.11 Interest Rate Protection
     ------------------------

The Borrower shall (x) no later than thirty (30) days following the Initial Borrowing Date, enter into and maintain arrangements which have the effect of establishing a fixed or maximum interest rate reasonably acceptable to the Administrative Agent for an aggregate notional principal amount of Indebtedness equal to at least $150,000,000 for a period of at least five years from the Initial Borrowing Date, (y) no later than sixty (60) days following the Initial Borrowing Date, enter into and maintain arrangements which have the effect of establishing a fixed or maximum interest rate reasonably acceptable to the Administrative Agent such that the aggregate notional principal amount of Indebtedness covered thereby is equal to at least $300,000,000 for a period of at least five years from the Initial Borrowing Date and (z) no later than ninety
(90) days following the Initial Borrowing Date, enter into and maintain additional arrangements which have the effect of establishing a fixed or maximum interest rate reasonably acceptable to the Administrative Agent such that the aggregate notional principal amount of Indebtedness equal to at least (a) $250,000,000 for a period of at least three years from the Initial Borrowing Date and (b) $300,000,000 for a period of at least five years from the Initial Borrowing Date.

7.12 Additional Security; Further Assurances
     ---------------------------------------
          (a)  Agreement to Grant Additional Security. Promptly, and in any
               --------------------------------------
event within 30 days after the acquisition by the Borrower or any Domestic Subsidiary of assets or real or personal property or leasehold interests of the type that would have constituted Collateral on the date hereof, in each case in which the Collateral Agent or the Administrative Agent does not have a perfected security interest under the Security Documents (other than (u) Capital Stock subject to Section 7.12(c), (v) all assets owned by any Receivables Subsidiary,
           ---------------
(w) Copyrights, Patents and Trademarks to the extent perfection would require filing in any foreign jurisdiction, (x) assets or real or personal property subject to Liens permitted under Section 8.1(c) under agreements which prohibit
                                 --------------
the creation of additional Liens on such assets, (y) any parcel of real estate or leasehold interest acquired after the Effective Date with a fair market value of less than $10,000,000 or (z) any other asset with a fair market value of less than $100,000 individually (provided that all such other assets collectively have a fair market value of less than $10,000,000)) and within 30 days after request by the Administrative Agent with respect to any other after acquired collateral deemed material by the Administrative Agent or Required Lenders (the "Additional Collateral"), the Borrower and Holdings will,
                       ---------------------
and will cause each of their respective Domestic Subsidiaries (including the Borrower) to, take all necessary action, including (i) the filing of appropriate financing statements under the provisions of the UCC, applicable foreign, domestic or local laws, rules or regulations in each of the offices where such filing is necessary or appropriate to grant the Collateral Agent or the Administrative Agent for the benefit of the Secured Parties pursuant to the Collateral Security Agreement a perfected Lien (subject only to Permitted Liens) in such Collateral pursuant to and to the full extent required by the Security Documents and this Agreement and (ii) with respect to real estate, the execution of a Mortgage, the obtaining of title insurance policies or indemnification agreements satisfactory to the Administrative Agent, title surveys and real estate appraisals satisfying the Requirements of Law.

          (b)  Subsidiary Guarantees.  The Borrower agrees to cause each
               ---------------------
Domestic Subsidiary (other than a Receivables Subsidiary) to execute and deliver the Subsidiary Guarantee Agreement (or a supplement thereto) promptly, and in any event, within 30 days of such Person's having become a Domestic Subsidiary.

          (c)  Pledge of New Subsidiary Stock. The Borrower agrees to pledge
               ------------------------------
(or cause its Subsidiaries to pledge) all of the Capital Stock of each new Domestic Subsidiary and, to the extent such pledge would not result in adverse tax consequences to the Borrower, 65% of the Capital Stock of each new first-tier Foreign Subsidiary established, acquired or created after the Initial Borrowing Date to the Collateral Agent for the benefit of the Secured Parties pursuant to the Collateral Security Agreement promptly, and in any event, within 30 days of the creation of such new Subsidiary.

          (d)  Grant of Security by New Subsidiaries. Subject to the provisions
               -------------------------------------
of Sections 7.12(a) and 7.12(c), the Borrower will promptly and, in any event,
   ----------------     -------
within 30 days of the establishment, acquisition or creation of a Domestic Subsidiary, cause each Domestic Subsidiary established or created in accordance with Section 8.7 to grant to the Collateral Agent for the benefit of the Secured
     -----------
Parties pursuant to the Collateral Security Agreement a first priority Lien (subject to Permitted Liens) on all property (tangible and intangible) of such Domestic Subsidiary by executing and delivering an agreement substantially in the form of Exhibit A to the Collateral Security Agreement, or such other
            ---------
security agreement on other terms satisfactory in form and substance to the Administrative Agent. The Borrower shall cause each Domestic Subsidiary, at its own expense, to execute, acknowledge and deliver, or cause the execution, acknowledgment and delivery of, and thereafter register, file or record in any appropriate governmental office, any document or instrument reasonably deemed by the Administrative Agent to be necessary or desirable for the creation and perfection of the foregoing Liens. The Borrower will cause each of its Domestic Subsidiaries to take all action requested by the

Administrative Agent or the Required Lenders (including, without limitation, the filing of UCC-1's) in connection with the granting of such security interests.

          (e)  Pledge of Equity in Unrestricted Subsidiaries. The Borrower
               ---------------------------------------------
agrees to pledge (or cause its Domestic Subsidiaries to pledge) all of the Capital Stock owned by the Borrower or a Domestic Subsidiary of each domestic Unrestricted Subsidiary (or 65% in the case of first-tier Foreign Subsidiaries) to the Collateral Agent for the benefit of the Secured Parties pursuant to the Collateral Security Agreement. The Borrower agrees to pledge or cause its Subsidiaries to pledge, to the Collateral Agent for the benefit of the Secured Parties pursuant to the Collateral Security Agreement all instruments evidencing indebtedness owed by any Unrestricted Subsidiary to the Borrower or any Domestic Subsidiary.

          (f)  Receivables Financing Security. No later than the time that any
               ------------------------------
Receivables Documents are entered into, and no later than the time any capital is contributed or funds are advanced by the Borrower to the Receivables Subsidiary, the Borrower and each Participating Subsidiary shall execute and deliver to Collateral Agent for the benefit of the Secured Parties, the Receivables Subsidiary Pledge Agreement, accompanied by certificates representing the Pledged Securities.

          (g)  Documentation for Additional Security. The security interests
               -------------------------------------
required to be granted pursuant to this Section 7.12 shall be granted pursuant
                                        ------------
to the Annexes to the Security Documents or such other security documentation satisfactory in form and substance to the Administrative Agent and the Required Lenders and shall constitute valid and enforceable perfected security interests prior to the rights of all third Persons and subject to no other Liens except Permitted Liens. The Additional Security Documents and other instruments related thereto shall be duly recorded or filed in such manner and in such places and at such times as are required by law to establish, perfect, preserve and protect the Liens, in favor of the Administrative Agent for the benefit of the Lenders, required to be granted pursuant to the Additional Security Document and, all taxes, fees and other charges payable in connection therewith shall be paid in full by the Borrower or its Subsidiaries. At the time of the execution and delivery of the Additional Security Documents, the Borrower shall cause to be delivered to the Administrative Agent such agreements, opinions of counsel, title surveys, real estate appraisals satisfying any Requirements of Law, and other related documents as may be reasonably requested by the Administrative Agent or the Required Lenders to assure themselves that this Section 7.12 has
                                                             ------------
been complied with.

7.13 End of Fiscal Years; Fiscal Quarters
     ------------------------------------

Cause each of its and its Subsidiaries' annual accounting periods to end on December 31 of each year (each a "Fiscal Year", with quarterly accounting
                                  -----------
periods ending on March 31, June 30,

September 30, December 31 of each Fiscal Year (each a "Fiscal Quarter"), unless
otherwise required by applicable law.                  --------------

7.14 Maintenance of Corporation Separateness
     ---------------------------------------

Holdings will, and will cause each of its Subsidiaries to, satisfy customary corporate (or other similar) formalities, including the maintenance of corporate (or other similar) records. Neither Holdings, the Borrower nor any Subsidiary of the Borrower shall make any payment to a creditor of any Huntsman Affiliate in respect of any liability of any of the foregoing, and no bank account of Holdings or the Borrower shall be commingled with any bank account of any Huntsman Affiliate. Any financial statements distributed to any creditors of Holdings or the Borrower shall, to the extent permitted by GAAP, clearly establish the corporate separateness of the Huntsman Affiliates from Holdings and each of Holdings' Subsidiaries. Finally, neither the Borrower nor any of its Subsidiaries shall take any action, or conduct its affairs in a manner, which is likely to result in the corporate existence of any Huntsman Affiliate on the one hand and of Holdings, the Borrower or any Subsidiary of the Borrower on the other hand being ignored, or in the assets and liabilities of the Borrower or any Subsidiary of the Borrower being substantively consolidated with those of any Huntsman Affiliate in a bankruptcy, reorganization or other insolvency proceeding.

7.15 Foreign Subsidiaries Security
     -----------------------------

          (a) The Borrower will cause each of its Subsidiaries that is a party to a Foreign Intercompany Loan Document to comply at all times with all of its obligations under that Foreign Intercompany Loan Document, and will not permit any such Subsidiary to amend the terms of or assign or transfer (except, other than in the case of UK Holdco 1, to the extent such Indebtedness would remain permitted Indebtedness pursuant to, any of its rights and/or Section 8.2 hereof)
                                                             -----------
obligations under, or grant any waiver or release in respect of, indebtedness the obligations of any Person under, that Foreign Intercompany Loan Document or agree to terminate that Foreign Intercompany Loan Document except (other than in the case of UK Holdco 1) as permitted pursuant to Section 8.7(j) or in
                                                  --------------
connection with the sale or other transfer of the assets of a Foreign Subsidiary permitted pursuant to Section 8.3.
                      -----------

          (b) The Borrower will cause any Foreign Subsidiary created or acquired after the Initial Borrowing Date to take all necessary action in order to grant a Lien on its assets (including, without limitation, Capital Stock) to secure its obligations under Foreign Intercompany Loan Documents in such form, if any, as the Administrative Agent (subject to compliance with Foreign Requirements of
Law) shall require; provided, however, that the Administrative Agent shall not
                    --------  -------
require a Foreign Subsidiary organized under the laws of the United Kingdom, France, Italy, Spain or The Netherlands (each, an "Initial Borrowing Date
                                                   ----------------------
Country") to execute any Foreign Intercompany Loan Document other than with
-------
respect to the
type of collateral that was provided for by a Foreign Subsidiary in an Initial Borrowing Date Country on the Initial Borrowing Date; and provided
                                                          --------
further, that the Administrative Agent shall not require a Foreign Subsidiary
-------
organized under the laws of a jurisdiction other than an Initial Borrowing Date Country to execute any Foreign Intercompany Loan Document with respect to its assets (other than Capital Stock) if (1) (x) the principal balance of Indebtedness under the Foreign Intercompany Note issued by such Foreign Subsidiary is equal to or less than the Dollar Equivalent of $50,000,000 and (y) the assets of such Foreign Subsidiary constitute less than 2% of the Consolidated Total Assets of the Borrower at such time, or (2) any Requirement of Law (including any exchange control, financial assistance, minimum capitalization, fraudulent conveyance or similar rules or regulations, "Foreign
                                                                        -------
Requirements of Law") would be violated thereby, provided that all relevant
-------------------                              --------
Persons have taken all commercially reasonable steps to avoid or cure such violation (collectively, the "Foreign Document Criteria").
                              --------------------------

          (c) If, following a change in the relevant sections of the Code, the regulations and rules promulgated thereunder and any rulings issued thereunder and at the request of the Administrative Agent or the Required Lenders, counsel for the Borrower acceptable to the Administrative Agent and the Required Lenders does not within 30 days after such request deliver evidence reasonably satisfactory to the Administrative Agent with respect to any Foreign Subsidiary that meets the Foreign Document Criteria and is a Wholly-Owned Subsidiary of the Borrower that any of (i) a pledge of 66-2/3% or more of the total combined voting power of all classes of Capital Stock of such Foreign Subsidiary entitled to vote, (ii) the entering into by such Foreign Subsidiary of a guaranty in substantially the form of the Subsidiary Guaranty or (iii) the entering into by such Foreign Subsidiary of a security agreement in substantially the form of the Security Agreement, in any case could cause all or a portion of the earnings of such Foreign Subsidiary to be treated as a deemed dividend to such Foreign Subsidiary's United States parent or would otherwise violate applicable law or result in adverse tax consequences to the Borrower or its Subsidiaries (including, without limitation, in the form of distributions payable to Holdings pursuant to the Limited Liability Company Agreement of the Borrower or to the members of Holdings pursuant to the Limited Liability Company Agreement of Holdings), then in the case of a failure to deliver the evidence described in clause (i) above, that portion of such Foreign Subsidiary's outstanding Capital Stock not theretofore pledged pursuant to the Security Documents shall be pledged to the Administrative Agent for the benefit of the Lenders pursuant to the Security Documents (or another pledge agreement in substantially similar form, if needed), (ii) in the case of a failure to deliver the evidence described in clause (ii) above, such Foreign Subsidiary shall execute and deliver a guaranty of the Obligations of the Borrower under the Loan Documents (subject to compliance with financial assistance laws or similar laws applicable to such Foreign Subsidiary), and (iii) in the case of a failure to deliver the evidence described in clause (iii) above, such Foreign Subsidiary (subject to compliance with financial assistance laws or similar laws applicable to such Foreign Subsidiary) shall execute and deliver a security agreement granting the Administrative Agent for the benefit of the Lenders a security interest in all of such Foreign Subsidiary's assets, in each case with all documents delivered pursuant to this

Section 7.15 to be in form and substance reasonably satisfactory to the
------------
Administrative Agent and the Required Lenders, but in each case, only to the extent permitted without violating applicable law or resulting in adverse tax consequences.

7.16 Y2K
     ---

The Borrower will take, and will cause each of its Subsidiaries to take, all such actions as are reasonably necessary to successfully implement a program to assure that the "Year 2000 problem" will not have a Material Adverse Effect. At the request of the Administrative Agent or any Lender, the Borrower will provide a description of such program, together with any updates or progress reports with respect thereto.

7.17 Certain Fees Indemnity
     -----------------------

The Borrower covenants that it will indemnify the Administrative Agent and each Lender against and hold the Administrative Agent and each Lender harmless from any claim, demand or liability for broker's or finder's fees or similar fees or commissions alleged to have been incurred in connection with any of the transactions contemplated hereby.

7.18 Contribution Documents
     ----------------------

The Borrower will, and will cause its Subsidiaries to, use good faith diligent efforts to promptly provide to the Administrative Agent (i) drafts of any proposed amendment, modification or supplement to the Contribution Agreement or schedules thereto, (ii) drafts of any document to be executed pursuant to, or in connection with, the Contribution Agreement, the form of which is not attached to, or deviates in any material respect from the form attached to, the Contribution Agreement and (iii) any change in the structure of the transactions contemplated by the Contribution Documents (including, without limitation, corporate and organizational structure, intercompany debt and equity structure, asset and operations structure, and the process to achieve such structures) to be effected on or prior to the Initial Borrowing Date. The rights of the Agents to approve any of the foregoing matters shall be governed by the express terms of this Agreement, including, without limitation, Section 8.11.
                                                  ------------

                                 ARTICLE VIII

                              NEGATIVE COVENANTS

          Holdings and the Borrower hereby covenant and agree that, so long as any of the Commitments remain in effect or any Loan or LC Obligation remains outstanding and unpaid or any other amount is owing to any Lender or the Administrative Agent hereunder:

8.1  Liens
     -----

Holdings and the Borrower will not, and will not permit any of their Subsidiaries to create, incur, assume or suffer to exist or agree to create, incur or assume any Lien in, upon or with respect to any of its properties or assets (including, without limitation, any securities or debt instruments of any of its Subsidiaries), whether now owned or hereafter acquired, or assign or otherwise convey any right to receive income to secure any obligation, except for the following Liens (herein referred to as "Permitted Liens"):
                                                ---------------

          (a)  Liens created under the Security Documents;

          (b)  Customary Permitted Liens;

          (c) Liens on any property securing Indebtedness incurred or assumed for the purpose of financing all or any part of the acquisition, construction, repair or improvement cost of such property (or financing of the purchase price within 120 days after the respective purchase of assets), and any Lien arising out of the refinancing, extension, renewal or refunding of any Indebtedness secured by any Lien permitted by this clause (c); provided, that (A) any such
                                                  --------
Lien does not extend to any other property (other than accessions and additions to the property covered thereby), (B) such Lien either exists on the date hereof or is created in connection with the acquisition, construction, repair or improvement of such property as permitted by this Agreement, (C) the indebtedness secured by any such Lien (or the Capitalized Lease Obligation with respect to any Capitalized Lease) when incurred, (x) does not exceed 100% of the fair market value of such assets and (y) is not less than 70% of the fair market value of such assets (unless the Administrative Agent has a perfected second lien on such asset); and (D) the Indebtedness secured thereby is permitted to be incurred pursuant to Section 8.2(d), provided that such Indebtedness is not
                     --------------- --------
increased and is not secured by any additional assets;

          (d) additional Liens incurred by the Borrower and its Subsidiaries which do not secure Indebtedness for money borrowed so long as the value of the property subject to such Liens, and the obligations secured thereby, do not exceed $5,000,000 in the aggregate at any one time outstanding;

          (e) Liens consisting of an agreement to sell, transfer or dispose of any asset (to the extent such sale, transfer or disposition is permitted hereby);

          (f) Liens created under the Foreign Intercompany Loan Security Documents to secure Indebtedness incurred pursuant to the Foreign Intercompany Loan Documents;

          (g)  Liens securing Indebtedness of Foreign Subsidiaries; provided,
                                                                    --------
that the amount of such Indebtedness shall not exceed $7,500,000 in the aggregate at any one time outstanding;

          (h)  Liens existing on the date hereof listed on Schedule 8.1(h)
                                                           ---------------
hereto and any extension, renewal or replacement thereof but only if the principal amount of the Indebtedness (including, for purposes of this
Section 8.1(h), any additional Indebtedness incurred pursuant to revolving
--------------
commitments in an amount not in excess of the available commitment as set forth on Schedule 8.2(b) secured thereby) is not increased and such Liens do not
   ---------------
extend to or cover any other property or assets;

          (i) Liens on Receivables Facility Assets transferred (a) to a Receivables Subsidiary or (b) by a Receivables Subsidiary to the purchasers of such receivables (and the filing of financing statements in connection therewith) created by, and as set forth in, the Receivables Documents pursuant to a Permitted Accounts Receivable Securitization; and

          (j)  Liens securing Indebtedness permitted pursuant to Section 8.2(n),
                                                                 --------------
provided, that such any such Lien does not extend to any other property (other
--------
than accessions and additions to the property secured thereby).

          In connection with the granting of Liens of the type described in clause (c) of this Section 8.1 by the Borrower or any of its Subsidiaries, at
                   -----------
the reasonable request of the Borrower, and at the Borrower's expense, the Administrative Agent or the Collateral Agent shall take (and is hereby authorized to take) any actions reasonably requested by the Borrower in connection therewith (including, without limitation, by executing appropriate lien releases in favor of the holder or holders of such Liens, in either case solely with respect to the item or items of equipment or other assets subject to such Liens).

8.2  Indebtedness
     ------------

Holdings and the Borrower will not, and will not permit any of their Subsidiaries to, incur, create, assume directly or indirectly, or suffer to exist any Indebtedness except:

          (a) Indebtedness incurred pursuant to this Agreement and the other Loan Documents;

          (b) Indebtedness to Remain Outstanding on the Initial Borrowing Date (which, to the extent required by Section 6.5(d), is to be listed on Schedule
                                  --------------                     --------
8.2(b)), without giving effect to any subsequent extension, renewal or
-------
refinancing thereof;

          (c) Indebtedness of the Borrower under Interest Rate Agreements entered into to protect the Borrower or any of its Subsidiaries against fluctuations in interest rates;

          (d) Indebtedness of the Borrower and its Subsidiaries secured by purchase money Liens permitted under Section 8.1(c) or constituting Capitalized
                                     --------------
Lease Obligations or an Operating Financing Lease; provided, that (x) all such
                                                   --------
Capitalized Lease Obligations are permitted under Section 9.1 and (y) the sum of
                                                  -----------
(i) the aggregate outstanding Capitalized Lease Obligations plus (ii) the
                                                            ----
aggregate outstanding Attributable Debt with respect to Operating Financing Leases plus (iii) the aggregate outstanding principal amount of such purchase
       ----
money Indebtedness plus (iv) the aggregate outstanding amount of Indebtedness
                   ----
permitted by Section 8.2(n) at any time shall not exceed $25,000,000;
             --------------

          (e) Indebtedness of (x) the Borrower under Other Hedging Agreements providing protection against fluctuations in currency or commodity values (in the case of commodity values, for a period not to exceed 36 months) in connection with the Borrower's or any of its Subsidiaries' operations so long as management of the Borrower or such Subsidiary, as the case may be, has determined that the entering into of such Other Hedging Agreements are bona fide
                                                                       ---- ----
hedging activities, (y) UK Petrochem under Other Hedging Agreements providing protection against fluctuations in commodity values for a period not to exceed 36 months in connection with UK Petrochem's operations so long as the management of UK Petrochem has determined that the entering into of such Other Hedging Agreements are bona fide hedging activities and (z) a Subsidiary of the Borrower
               ---- ----
under Other Hedging Agreements constituting currency forward contracts specifically related to a transaction requiring the exchange of currencies in the conduct of such Subsidiary's ordinary course of business;

          (f) Indebtedness of the Borrower in respect of the Senior Subordinated Notes;

          (g) Indebtedness of the Borrower and its Subsidiaries consisting of take-or-pay obligations contained in supply agreements entered into in the ordinary course of business;

          (h) Indebtedness of the Borrower and its Subsidiaries resulting from the refinancing of Indebtedness permitted by clauses (b) and (d) above and
                                             -------------------
clause (n) below; provided, however, that (i) the principal amount of any such
----------        --------  -------
refinancing Indebtedness (as determined as of the date of the incurrence of such refinancing Indebtedness in accordance with GAAP), does not exceed the principal amount of the Indebtedness refinanced thereby on such date (ii) the Weighted Average Life to Maturity of such Indebtedness is not decreased and (iii) in the case of any such refinancing Indebtedness which is in excess of $5,000,000, such refinancing Indebtedness is upon terms and subject to documentation which is in form and substance reasonably satisfactory to the Administrative Agent;

          (i) Indebtedness of Holdings or the Borrower to a Huntsman Affiliate or a ICI Affiliate (in each case other than Holdings) that is subordinated to the Obligations in a manner reasonably satisfactory to the Administrative Agent;

          (j) Indebtedness of the Borrower to Holdings that is subordinated to the Obligations in a manner satisfactory to the Administrative Agent and that is either not evidenced by a promissory note or, if evidenced by a promissory note, such note has been delivered to and effectively pledged by Holdings to the Collateral Agent pursuant to the Collateral Security Agreement;

          (k) Indebtedness incurred by a Foreign Subsidiary pursuant to an Intercompany Note or the Foreign Intercompany Loan Documents provided that with respect to any such Indebtedness each Foreign Subsidiary shall comply with the provisions of Section 7.15;
              ------------

          (l) Indebtedness consisting of (i) Guarantee Obligations of any Subsidiary of the Borrower of the Obligations under any Loan Document or any Foreign Intercompany Loan Document, (ii) a guarantee by the Borrower of obligations of a Subsidiary or by any Foreign Subsidiary of obligations of its Subsidiary under any lease or other agreement otherwise permitted hereunder or entered into in the ordinary course of business and not constituting Indebtedness, and (iii) a guarantee by the Borrower of the obligations of its Foreign Subsidiaries incorporated under the laws of The Netherlands or by any such Person of the obligations of its Subsidiaries as required by Section 2.403 of the Civil Code of The Netherlands;

          (m) Indebtedness of Domestic Subsidiaries of the Borrower consisting of subordinated guarantees of the Senior Subordinated Notes which are subordinated to the Subsidiary Guaranty in the same fashion as the Senior Subordinated Notes are subordinated to the Obligations;

          (n) Indebtedness of a Subsidiary of the Borrower issued and outstanding on or prior to the date on which such Subsidiary was acquired by the Borrower or a Subsidiary of the Borrower in a transaction constituting an Acquisition (other than Indebtedness issued as consideration in, or to provide all or any portion of the funds utilized to consummate such Acquisition) and any extension, renewal or replacement thereof; provided, that the aggregate amount
                                           --------
of such Indebtedness outstanding at any time, together with Indebtedness outstanding and permitted by Section 8.2(d) (without double counting and without
                             --------------
giving effect to Section 8.1(c)(C)(x)) does not exceed $25,000,000;
                 ---------------------

          (o) Indebtedness of the Borrower and of its Subsidiaries (other than UK Holdco 1) and Guarantee Obligations with respect thereto by the Borrower and/or its Subsidiaries pursuant to over-draft or similar lines of credit (including unsecured back-to-back lines of credit relating thereto among Foreign Subsidiaries, an "Overdraft Facility") such that the
                  ------------------
aggregate amount of such Indebtedness permitted thereunder or outstanding under this clause (o) at anyone time does not exceed (without duplication) (x) $60,000,000 (or the Dollar Equivalent thereof), with respect to such Indebtedness incurred by a Foreign Subsidiary and (y) $20,000,000, with respect to such Indebtedness incurred by the Borrower and its Domestic Subsidiaries, provided, however, that the aggregate principal amount of Indebtedness shall be
--------  -------
reduced to the Dollar Equivalent of $10,000,000 during at least one day during each calendar month;

          (p) so long as no Event of Default or Unmatured Event of Default has occurred and is continuing at the time of the incurrence thereof, Indebtedness of the Borrower to BASF or its Affiliates in an aggregate outstanding amount not in excess of $50,000,000 incurred for the purpose of financing up to 50% of the cost of installation, construction or improvement of property relating to the manufacture of PO/MTBE; provided such Indebtedness shall be on terms identical
                        --------
to that set forth in the promissory note attached hereto as Exhibit 8.2(p), with
                                                            --------------
such changes and modifications thereto as are reasonably acceptable to the Administrative Agent, and subordinated to the Obligations on terms satisfactory to the Administrative Agent;

          (q)  Indebtedness of Holdings pursuant to the Holdings Zero Coupon
Notes;

          (r) Indebtedness of Holdings to the Borrower to the extent permitted by Section 8.7(m);
   --------------

          (s) (i) Indebtedness of the Borrower consisting of unsecured Guarantee Obligations incurred to (x) satisfy bonding obligations not in excess of $20,000,000 at any one time which arise in the ordinary course of business and (y) to support obligations of Subsidiaries in connection with a transaction otherwise permitted pursuant to this Agreement; provided, that such Guarantee
                                                --------
Obligations under this clause (y) shall not at any time exceed $20,000,000, and
(ii) obligations (whether in respect of letters of credit, bank guarantees, Guarantee Obligations or otherwise) of Foreign Subsidiaries (including, without duplication, unsecured Guarantee Obligations of Foreign Subsidiaries and of the Borrower in respect thereof) in an aggregate amount not to exceed the Dollar Equivalent of $30,000,000 at any time outstanding in respect of customs bonding, regulatory (including, without limitation, environmental agency) requirements or arrangements and other operational obligations or bonding arrangements arising in the ordinary course of business other than in respect of borrowed money;

          (t) (i) Receivables Facility Attributed Indebtedness as long as the provisions of Section 4.4(k) are complied with in connection with the incurrence
              --------------
of such Receivables Facility Attributed Indebtedness and (ii) Intercompany Indebtedness of a Receivables Subsidiary owed to the Borrower and its Participating Subsidiaries to the extent it constitutes a permitted Investment pursuant to Section 8.7(q); and
            --------------

          (u) unsecured Indebtedness of the Borrower on terms and conditions not more restrictive to the Borrower and its Subsidiaries than those set forth in this Agreement (and at or below a market interest rate for comparable instruments) which Indebtedness is subordinated to the Obligations on terms and conditions reasonably satisfactory to the Administrative Agent and, with respect to which, no principal payments may be made prior to June 30, 2009, so long as at the time of incurrence thereof (x) no Unmatured Event of Default or Event of Default exists, (y) the Borrower would remain in compliance with Section 9.3 and
                                                                 -----------
9.4 after giving pro forma effect to the incurrence of any such Indebtedness for
---
the twelve month period following the incurrence of any such Indebtedness and
(z) the Borrower shall comply with the mandatory pre payment provisions of
Section 4.4(i).
--------------

8.3  Consolidation, Merger, Purchase or Sale of Assets, etc.
     -------------------------------------------------------

Holdings and the Borrower will not, and will not permit any of their Subsidiaries to, wind up, liquidate or dissolve any of their affairs or enter into any transaction of merger or consolidation, or convey, sell, lease or otherwise dispose of any of its properties or assets (or, with respect to a transaction involving all or substantially all of the assets of Holdings or the Borrower, agree to do any of the foregoing at any future time without the Administrative Agent's prior written consent unless the effectiveness of such agreement is conditional upon the consent of the Administrative Agent) or convey, sell or otherwise dispose of any part of its property or assets, or enter into any Sale and Leaseback Transaction, except that:

          (a) Holdings, the Borrower and its Subsidiaries may consummate the Transaction;

          (b) each of the Borrower and its Subsidiaries may (x) in the ordinary course of business, sell, lease or otherwise dispose of any assets which, in the reasonable judgment of such Person, are obsolete, worn out or otherwise no longer useful in the conduct of such Person's business and (y) sell, lease or otherwise dispose of any other assets, provided that the aggregate Net Sale Proceeds of all assets subject to sales or other dispositions pursuant to this clause (y) which are not reinvested to acquire assets to be used in such Person's business in the manner described in Section 4.4(e) shall not exceed
                                             --------------
$2,500,000 in any Fiscal Year of the Borrower;

          (c)  Investments may be made to the extent permitted by Section 8.7;
                                                                 -----------

          (d) each of the Borrower and its Subsidiaries may lease (as lessee) real or personal property in the ordinary course of business other than to a Receivables Subsidiary;

          (e) each of the Borrower and its Subsidiaries may make sales or transfers of inventory, Cash Equivalents and Foreign Cash Equivalents in the ordinary course of business other than to a Receivables Subsidiary;

          (f) the Borrower and its Subsidiaries may sell or discount, in each case without recourse and in the ordinary course of business, Accounts Receivable arising in the ordinary course of business (x) which are overdue, or
(y) which the Borrower or such Subsidiary may reasonably determine are difficult to collect but only in connection with the compromise or collection thereof consistent with customary industry practice (and not as part of any bulk sale or financing of receivables);


          (g) the Borrower and its Subsidiaries may license its patents, trade secrets, know-how and other intellectual property relating to the manufacture of chemical products and by-products (the "Technology") provided that such license
                                        ----------
shall be assignable to the Administrative Agent or any assignee of the Administrative Agent without the consent of the licensee and no such license shall (i) transfer ownership of such Technology to any other Person or (ii) require the Borrower to pay any fees for any such use (such licenses permitted by this Section 8.3(g), hereafter "Permitted Foreign Technology Licenses");
        --------------             -------------------------------------

          (h) any Subsidiary of the Borrower (other than a Receivables Subsidiary) may be merged or consolidated (x) with or into the Borrower so long as the Borrower is the surviving entity, (y) with or into any one or more Wholly-Owned Subsidiaries of the Borrower; provided, however, that the Wholly-
                                           --------  -------
Owned Subsidiary or Subsidiaries shall be the surviving entity or (z) with or into any Person in connection with the consummation of an Acquisition; provided, however, that after giving effect to such merger or consolidation the surviving Subsidiary shall be a Wholly-Owned Subsidiary;

          (i) the Borrower and its Subsidiaries may sell, transfer or otherwise dispose of any asset in connection with any Sale and Leaseback Transaction involving Indebtedness, Capitalized Lease Obligations or an Operating Financing Lease otherwise permitted hereunder so long as, in the case of a transaction involving operating assets, such transaction occurs within 120 days of the acquisition by the Borrower or any Subsidiary of the asset sold, transferred or otherwise disposed of;

          (j) the Borrower or any Subsidiary may dispose of any of its assets if the aggregate book value (at the time of disposition thereof) of all assets disposed of by the Borrower and its Subsidiaries subsequent to the Initial Borrowing Date pursuant to this clause (j) plus the aggregate book value of all
                                           ----
the assets then proposed to be disposed of does not exceed 5% of the net property, plant and equipment of the Borrower and its Subsidiaries (on a consolidated basis) as of the end of the immediately preceding Fiscal Quarter for which the Borrower has delivered financial statements as required by Section
                                                                         -------
7.1; provided, however, that if concurrently with any disposition of assets or
---  --------  -------
within 180 days thereof, substantially all of the net proceeds of such disposition are used by the Borrower or a Subsidiary to acquire other property and if the Borrower or such Subsidiary has complied with the provisions of
Section 7.12 with respect to such property, such dispositions shall be
------------
disregarded for purposes of calculations pursuant to this

Section 8.3 (j)) (and shall otherwise be deemed to be permitted under this
----------------
Section 8.3) from and after the time of compliance with Section 7.12 with
------------                                            ------------
respect to the acquisition of such other property;

          (k) any Subsidiary of the Borrower may sell, lease, transfer or otherwise dispose of any or all of its assets to the Borrower or any other Wholly-Owned Subsidiary of the Borrower (other than (I) from (x) a Domestic Subsidiary to a Foreign Subsidiary or (y) a Foreign Subsidiary party to Foreign Intercompany Loan Documents to a Foreign Subsidiary which is not a party to Foreign Intercompany Loan Documents or (II) to a Receivables Subsidiary);

          (l) any Subsidiary of the Borrower (other than UK Holdco 1 and a Receivables Subsidiary) may voluntarily liquidate, wind-up or dissolve; and

          (m) the Borrower and its Subsidiaries may sell, contribute and make other transfers of Receivables Facility Assets to a Receivables Subsidiary and such Receivables Subsidiary may sell and make other transfers of Receivables Facility Assets to the Issuer, in each case pursuant to the Receivables Documents under a Permitted Accounts Receivable Securitization.

8.4  Dividends or Other Distributions
     --------------------------------

Neither Holdings, the Borrower nor any of its Subsidiaries will: (i) declare or pay any dividend or make any distribution on or in respect of its Capital Stock or to the direct or indirect holders of its Capital Stock (other than (w) dividends or distributions payable solely in such Capital Stock or in options, warrants or other rights to purchase such Capital Stock, (x) dividends and distributions payable to the Borrower or a Wholly-Owned Subsidiary of the Borrower or payable to holders of minority interests in any Subsidiary so long as the Borrower or any other Subsidiary having an interest in such Subsidiary shall receive its proportionate share of such dividend or distribution; provided, however, that (i) dividends and distributions made after the Effective Date to holders of B shares of UK Holdco 1 shall not exceed (Pounds)500 per annum (or the Dollar Equivalent thereof) and (ii) dividends and distributions effected by TG shall be permitted only to the extent that there are at such time, no amounts outstanding under the UK Holdco Note, the dividend with respect to its preferred stock has been declared and paid and that such dividends are limited to 1% of total dividends paid to the Borrower with respect to ordinary shares, (y) cash distributions to Holdings for distribution to the members of Holdings from time to time to the extent that the amounts of such distributions do not exceed the amounts to be made pursuant to Section 3.1(d) and 6.4(b) of the Limited Liability Company Agreement of Holdings and/or Article 5 of the Limited Liability Company Agreement of the Borrower; provided that in no event shall such distribution exceed forty (40%) percent of the hypothetical taxable income of Holdings if it was a (Corporation under the Code ("Tax Distributions")
                                                             -----------------
and (z) distributions to effect the Transactions on the Initial Borrowing Date,
(ii) purchase, redeem or otherwise acquire or retire for value any Capital Stock of the Borrower, (iii) make any interest or principal payment on or purchase, defease, redeem, prepay, or otherwise acquire or retire for value, prior to any scheduled final maturity or applicable redemption date, the Senior Subordinated Notes, the Holdings Zero Coupon Notes or any other Indebtedness that is subordinate or junior in right of payment to the Obligations.

8.5  Limitation on Certain Restrictions on Subsidiaries
     --------------------------------------------------

The Borrower will not, and will not permit any of its Subsidiaries to create or otherwise cause or permit to exist or become effective any consensual encumbrance or restriction (other than pursuant to the Loan Documents) on the ability of any Subsidiary of the Borrower to (i) pay dividends or make any other distributions on its Capital Stock or pay any Indebtedness or other obligation owed to the Borrower or any of its other Subsidiaries, (ii) make any loans or advances to the Borrower or any of its other Subsidiaries, or (iii) transfer any of its property or assets to the Borrower or any of its other Subsidiaries, except:

          (a) any encumbrance or restriction pursuant to an agreement in effect at or entered into on the Effective Date and reflected on Schedule 8.5(a) hereto
                                                          ---------------
or any extension, replacement or refinancing thereof not prohibited herein;

          (b) any such encumbrance or restriction consisting of customary non-assignment provisions in Contractual Obligations entered into in the ordinary course of business to the extent such provisions restrict the transfer or assignment of such agreement;

          (c) in the case of clause (iii) above, Permitted Liens or other restrictions contained in security agreements securing Indebtedness permitted hereby to the extent such restrictions restrict the transfer of the property subject to such security agreements;

          (d) any restrictions on transfer of an asset pursuant to an agreement to sell such asset to the extent such sale would be permitted hereby; and

          (e) any encumbrance or restriction on a Receivables Subsidiary as set forth in the Receivables Documents, or any encumbrance or restriction on a Participating Subsidiary with respect to Receivables Facility Assets as set forth in Receivables Documents.

8.6  Issuance of Stock
     -----------------

          (a) The Borrower will not, and will not permit any of its Subsidiaries to, directly or indirectly, issue, sell, assign, pledge or otherwise encumber or dispose of any shares of Capital Stock of any Subsidiary of the Borrower, except (i) to the Borrower, (ii) to another Wholly-Owned Subsidiary of the Borrower, (iii) to qualifying directors or to satisfy other similar requirements, in each case, pursuant to Requirements of Law or (iv) pursuant to the Loan Documents or the Foreign Intercompany Loan Security Documents.

          (b) The Borrower shall not issue any Capital Stock, except as permitted by Section 8.4(i) and except for such issuances of Capital Stock
             --------------
(including private placements) (x) where after giving effect to such issuance, no Event of Default will exist under Sections 10.1(l) and (y) where the
                                     ----------------     ---
Administrative Agent and the Required Lenders have consented (such consent not to be unreasonably withheld) to the terms and conditions of such offering. In the event any Capital Stock of the Borrower is issued pursuant to this
Section 8.6(b), the Borrower shall apply the Net Offering Proceeds received in
--------------
connection with such disposition in accordance with Section 4.4(g).
                                                    --------------

8.7  Loans and Investments
     ---------------------

     Holdings and the Borrower will not, and will not permit any Subsidiary to make or own any Investments except:

          (a) The Borrower and its Domestic Subsidiaries may acquire and hold Cash and Cash Equivalents;

          (b) the Borrower and its Subsidiaries may hold the Investments identified on Schedule 8.7(b) in an amount not greater than the amount indicated
              ---------------
thereon which shall not exceed the amount thereof on the Initial Borrowing Date (after giving effect to the Transaction) in each case as such Investments may be adjusted due to appreciation, repayment of principal, payment of interest, return of capital or similar circumstances;

          (c)  the Borrower and its Subsidiaries may make or maintain advances
(i) for relocation and related expenses and other advances to their employees in the ordinary course of business and (ii) for any other advances to their employees in the ordinary course of business in an aggregate principal amount not exceeding $2,000,000 (or the Dollar Equivalent thereof) at any one time outstanding;

          (d) the Borrower and its Subsidiaries may acquire and hold Investments (including debt obligations) received in connection with the bankruptcy or reorganization of suppliers and customers and other Persons and in settlement of delinquent obligations of, and other disputes with, customers and suppliers and other Persons arising in the ordinary course of business;

          (e) the Borrower and its Subsidiaries may make deposits in a customary fashion in the ordinary course of business;

          (f)  subject to Section 8.2(j) if applicable, Holdings may make
                          --------------
Investments in the Borrower;

          (g) the Borrower and its Subsidiaries may acquire and hold debt securities as partial consideration for a sale of assets pursuant to Section 8.3
                                                                     -----------
or 4.4(e) to the extent permitted by any such Section;
   ------

          (h) Huntsman ICI Finco may make an intercompany loan to UK Holdco 1 pursuant to the terms of the UK Holdco Note as long as the Administrative Agent has a perfected first priority security interest in such UK Holdco Note and UK Holdco 1 may make intercompany loans and advances to other Foreign Subsidiaries pursuant to the terms of the Foreign Intercompany Loan Documents so long as the representation and warranty set forth in Section 6.26 is true and correct at the
                                         -------------
time of such advance and the Borrower has complied with the provisions of
Section 7.15;
-------------

          (i) the Borrower may make intercompany loans and advances to any of its Wholly-Owned Subsidiaries, any Subsidiary of the Borrower may make intercompany loans and advances to the Borrower, and any Subsidiary of the Borrower may make intercompany loans and advances to any other Wholly-Owned Subsidiary of the Borrower (collectively, "Intercompany Loans"), provided, that
                                           ------------------    --------
(x) each Intercompany Loan made by a Foreign Subsidiary or a non-Wholly-Owned Domestic Subsidiary to the Borrower or a Wholly-Owned Domestic Subsidiary of the Borrower shall contain the subordination provisions set forth on Exhibit 8.7(i),
                                                                 --------------
and (y) each Intercompany Loan (other than pursuant to an Overdraft Facility) made to a Foreign Subsidiary shall be evidenced by an Intercompany Note.

          (j) the Borrower and its Subsidiaries may make capital contributions to existing Foreign Subsidiaries of the Borrower, and may capitalize or forgive any Indebtedness owed to them by a Foreign Subsidiary of the Borrower, provided,
                                                                       --------
that the aggregate amount of such contributions, capitalizations and forgiveness, without duplication as to amounts contributed from one Subsidiary to its Subsidiary (determined without regard to any write-downs or write-offs thereof), shall not exceed an amount equal to $200,000,000 (or $250,000,000 in the event that the BPCL Transaction is consummated);

          (k) Foreign Subsidiaries of the Borrower may invest in cash, Cash Equivalents and Foreign Cash Equivalents;

          (l) so long as no Unmatured Event of Default or Event of Default exists, the Borrower and its Subsidiaries make any Investment in any Permitted Unconsolidated Venture or in any Unrestricted Subsidiary consisting of an amount not in excess of the Available Unrestricted Subsidiary Investment Basket; provided, that, the Borrower shall have complied with Section 7.12(e) in
--------  ----                                        ---------------
connection with such Investment;

          (m) the Borrower may make intercompany loans to Holdings, the proceeds of which shall be utilized by Holdings to pay legal, franchise tax, audit, and other expenses directly relating to the administration or legal existence of Holdings (including fees and expenses relating to the resale of Holdings Zero Coupon Notes other than underwriting discounts and commissions); provided, that the aggregate outstanding principal amount of such intercompany
--------
loan shall not exceed $750,000 in any Fiscal Year (without giving effect to any write-downs or write-offs thereof) and which amount shall not include any intercompany loans or advances made or deemed to have been made for any reason in respect of accrued but unpaid interest on any intercompany loans previously made to Holdings, including the capitalization thereof);

          (n) in addition to Investments permitted by clauses (a) through (m) above and clauses (o) through (s) below, the Borrower may make additional Investments, so long as the aggregate outstanding amount of such Investments does not exceed $10,000,000 provided further, that the Borrower may not make or
                            -------- -------
own any investment in Margin Stock;

          (o)  the Borrower may make Investments in Rubicon and LPC, so long as:
(i) the Administrative Agent possesses a valid, perfected Lien on the applicable Credit Party's interests in such Joint Venture, (ii) such Joint Venture does not have any Indebtedness for borrowed money at any time on or after the date of such Investment other than to the partners in such Joint Venture, (iii) the documentation governing such Joint Venture does not contain a restriction on distributions or loan repayments as applicable, to the Borrower or to the applicable Subsidiary holding the interest in such Joint Venture, and (iv) such Investment shall be treated as Capital Expenditures for purposes of Section 9.1
                                                                    -----------
of this Agreement;

          (p) the Borrower or any Domestic Subsidiary may purchase all or a significant part of the assets of a business conducted by another Person, make any Investment in any Person which, after the Initial Borrowing Date as a result of such Investment becomes a Wholly-Owned Domestic Subsidiary of the Borrower which is not an Unrestricted Subsidiary or, to the extent permitted under
Section 8.3, enter into any merger, consolidation or amalgamation with any other
-----------
Person (any such purchase, Investment or merger, an "Acquisition"); provided,
                                                     -----------    --------
however, that such Acquisition shall not be permitted unless, (i) after giving
-------
effect thereto on a pro forma basis for the period (the "Pro Forma Period") of
                    ---------                            ----------------
four Fiscal Quarters ending with the Fiscal Quarter for which financial statements have most recently been delivered (or were required to be delivered) under Section 7.1 (on the basis that (A) any Indebtedness incurred or assumed in
      -----------
connection with such Acquisition was incurred or assumed at the beginning of the Pro Forma Period, (B) such Indebtedness was repaid from operating cash flow over the Pro Forma Period at the intervals and in the amounts reasonably projected to be paid in respect of such Indebtedness over the 12-month period immediately following the Acquisition, (C) if such Indebtedness bears a floating interest rate, such interest shall be paid over the Pro Forma Period at the rate in effect on the date of such Acquisition, and (D) all income and expense associated with the assets or entity acquired in connection with such Acquisition for the most recently ended four Fiscal

Quarter period for which such income and expense amounts are available (with good faith estimates thereof being permitted if financial statements indicating such amounts are not available) shall be treated as being earned or incurred by the Borrower over the Pro Forma Period on a pro forma basis), no Event of Default or Unmatured Event of Default would exist hereunder; (ii) if the total consideration given and Indebtedness assumed in connection with such Acquisition exceeds $20,000,000, after giving effect to such Acquisition, the Borrower's Total Available Domestic Revolving Commitment and Total Available Multicurrency Revolving Commitment, plus cash, Cash Equivalents and the Dollar Equivalent of
                      ----
Foreign Cash Equivalents, minus the aggregate amount of utilized Overdraft Facilities of the Borrower and its Subsidiaries, shall equal or exceed $275,000,000; (iii) the Borrower and its Subsidiaries have complied with the requirements of Section 7.12 hereof with respect to any required additional
                ------------
Security Documents; and (iv) such acquisition has been approved by the board of directors of the Person to be acquired;

          (q) make Investments in the Receivables Subsidiary prior to the occurrence and continuance of an Event of Default under Section 10.1(e) which in
                                                        ---------------
the judgment of the Borrower are reasonably necessary in connection with any Permitted Accounts Receivable Securitization;

          (r) a Foreign Subsidiary of the Borrower may purchase all or a significant portion of the polyurethane business of Orica Pty; provided, that
                                                               --------
(x) the total consideration given and Indebtedness assumed in connection therewith shall not exceed 50,000,000 Australian Dollars and (ii) the Administrative Agent shall have received, and shall be satisfied with, the terms and conditions of the documentation executed in connection therewith; and

          (s) in the event that the BPCL Acquisition is not consummated on the Initial Borrowing Date, a Foreign Subsidiary of the Borrower organized under the laws of England and Wales may consummate the BPCL Acquisition in accordance with the terms of the BPCL Memorandum of Understanding, provided, that (i) the total
                                                   --------
consideration given (and Indebtedness assumed) by the Borrower and its Subsidiaries in connection with the BPCL Acquisition shall not exceed (Pounds)75,000,000 and (ii) the Administrative Agent shall have received and be satisfied with the terms and conditions of the BPCL Documents and any Foreign Intercompany Loan Security Documents executed and delivered by any such Foreign Subsidiary in connection with the BPCL Acquisition.

8.8  Transactions with Affiliates
     ----------------------------

The Borrower will not, and the Borrower will not cause or permit any of its Subsidiaries to, directly or indirectly, enter into or permit to exist any transaction or series of related transactions (including, without limitation, the purchase, sale, lease or exchange of any property or the rendering of any service) with or for the benefit of any of the Borrower's Affiliates or any

Affiliate of a Subsidiary of Holdings (other than the Borrower) (an "Affiliate
                                                                    ----------
Transaction"), other than (x) the entry by the Borrower and its Subsidiaries
-----------
into the transactions contemplated by a Permitted Accounts Receivable Securitization, (y) transactions that are on terms that are fair and reasonable to the Borrower or to any such Subsidiary and that are on terms that are no less favorable to the Borrower or to such Subsidiary than those that might reasonably have been obtained in a comparable transaction on an arm's-length basis from a Person that is not an Affiliate, and (z) any transaction arising in the ordinary course of business of the Borrower or of such Subsidiary; provided, however,
                                                          --------  -------
that with respect to transactions between the Borrower or any of its Subsidiaries and any of their respective Affiliates arising in the ordinary course of business (including, without limitation, purchase or supply contracts relating to products or raw materials) a Responsible Officer of the Borrower shall, not later than the date of delivery of the annual Financial Statements, have reviewed the aggregate of such transactions and determined that, in the aggregate, such transactions are on terms that are fair and reasonable to the Borrower or to such Subsidiary and are no less favorable to the Borrower or to such Subsidiary than those that might reasonably have been obtained in a comparable transactions on an arm's-length basis from a Person that is not an Affiliate. The foregoing restrictions will not apply to (1) reasonable and customary directors' fees, indemnification and similar arrangements and payments thereunder; (2) any transaction between the Borrower and any Wholly-Owned Subsidiary (other than an Unrestricted Subsidiary) of the Borrower or between Wholly-Owned Subsidiaries (other than an Unrestricted Subsidiary) to the extent that any such transaction is otherwise in compliance with the terms of this Agreement and (3) loans or advances to officers of the Borrower and of its Subsidiaries for bona fide business purposes of the Borrower or of such
                 ---- ----
Subsidiary not to exceed $1,000,000 in the aggregate at any one time outstanding for the Borrower and its Subsidiaries. The restriction set forth in the first proviso to this Section 8.8 will not apply to the execution and delivery of or
                -----------
payments made under the Limited Liability Company Agreement of Holdings, the Limited Liability Company Agreement of the Borrower, the Huntsman Agreements, the ICI Agreements or to loans to Holding permitted by Section 8.7(m).
                                                       --------------

8.9  Lines of Business
     -----------------

Holdings and the Borrower will not, and will not permit any Subsidiary (other than a Receivables Subsidiary) to enter into or acquire any line of business which is not reasonably related to the chemical or petrochemical business, provided, that none of Huntsman ICI Finco, TG, UK Holdco 1, UK Holdco 2, Dutch
--------
Mixer or any Thai Holding Company will engage in any business other than (a) holding Capital Stock of its Subsidiaries, (b) in the case of UK Holdco 1 and Huntsman ICI Finco, the borrowing and lending funds pursuant to the Intercompany Notes and entering into the Foreign Intercompany Loan Documents and (c) in the case of UK Holdco 2, cash management and related treasury activities.

8.10 Fiscal Year
     -----------
Neither Holdings nor the Borrower will change its Fiscal Year.

8.11 Limitation on Voluntary Payments and Modifications of Indebtedness;
     -------------------------------------------------------------------
     Modifications of Certificate of Incorporation, By-Laws and Certain Other
     ------------------------------------------------------------------------
     Agreements; Etc.
     ------------------------------------------------------------------------
          Holdings and the Borrower will not, and will not permit any of their Subsidiaries to:

               (i) make (or give any notice in respect of) any voluntary or optional payment or prepayment on or redemption or acquisition for value of (including, without limitation, by way of depositing with the trustee with respect thereto or any other Person money or securities before due for the purpose of paying when due) any Obligations under the Holdings Zero Coupon Notes or the Senior Subordinated Notes;

               (ii) amend, modify or terminate, or permit the amendment, modification, or termination of any provision of any Senior Subordinated Notes Document or the Holdings Zero Coupon Note Documents; or amend, modify or permit the amendment, termination or modification in any way adverse to the interests of the Lenders (as determined by the Administrative Agent in its sole reasonable discretion after reasonable advance notice of such proposed change) any provision of the Contribution Documents, the BPCL Documents, UK Holdco Note, any Foreign Intercompany Loan Document, the Huntsman Agreements listed on Exhibit 1.1(c), the ICI Agreements listed on
                               --------------
          Exhibit 1.1(d);
          --------------

               (iii) amend, modify or change in any way adverse to the interests of the Lenders (as determined by the Administrative Agent in its sole reasonable discretion after reasonable advance notice of such proposed change), its Organizational Documents (including, without limitation, by filing or modification of any certificate of designation) or by-laws, or any agreement entered into by it, with respect to its Capital Stock, or enter into any new agreement with respect to its Capital Stock or any new tax sharing agreement which in any way could reasonably be expected to be adverse to the interests of the Lenders; or

               (iv) issue any class of its Capital Stock other than (y) in the case of the Borrower and its Subsidiaries, non-redeemable Capital Stock (including by private placements) and (z) in the case of Holdings, issuances of Capital Stock (including by private placements) where, after giving effect to such issuance, no

          Event of Default will exist under Section 10.1(m) and to the extent
                                            ---------------
          the proceeds thereof are applied in accordance with this Agreement.

The Administrative Agent agrees that, with respect to any matters required to be reasonably satisfactory or acceptable to it, it shall exercise its reasonable judgment in making, and shall not unreasonably withhold or delay, such determination.

8.12 Accounting Changes
     ------------------

The Borrower shall not, nor shall it permit any of its Subsidiaries to make or permit to be made any change in accounting policies affecting the presentation of financial statements or reporting practices from those employed by it on the date hereof, unless (i) such change is required by GAAP, (ii) such change is disclosed to the Lenders through the Administrative Agent or otherwise and (iii) relevant prior financial statements that are affected by such change are restated (in form and detail satisfactory to the Administrative Agent) as may be required by GAAP to show comparative results. If any changes in GAAP or the application thereof from that used in the preparation of the financial statements referred to in Section 6.5(a) hereof occur after the Effective Date
                          --------------
and such changes result in, in the sole judgment of the Administrative Agent, a meaningful change in the calculation of any financial covenants or restrictions set forth in this Agreement, then the parties hereto agree to enter into and diligently pursue negotiations in order to amend such financial covenants and restrictions so as to equitably reflect such changes, with the desired result that the criteria for evaluating the financial condition and results of operations of the Borrower and its Subsidiaries shall be the same after such changes as if such changes had not been made.

8.13  Permitted Accounts Receivable Securitization.
      --------------------------------------------

The Borrower shall not, nor shall it permit any of its Subsidiaries to, enter into any Receivables Documents other than in connection with a Permitted Accounts Receivable Securitization (unless such Receivables Documents have been approved by the Administrative Agent or are non-material documentation entered into pursuant to such approved Receivables Documents) or amend or modify in any material respect which is adverse to the Lenders any of such Receivables Documents unless such amendment or modification has been approved by the Administrative Agent; provided, however, that if the Receivables Documents,
                      --------  -------
after giving effect to such amendment or modification, would constitute a Permitted Accounts Receivable Securitization, then such approval of the Administrative Agent shall not be required. No Unrestricted Subsidiary may be a Participating Subsidiary in a Permitted Accounts Receivable Securitization.

                                  ARTICLE IX

                              FINANCIAL COVENANTS

          Holdings and the Borrower hereby agree that, so long as the Commitments remain in effect or any Loan or LC Obligation remains outstanding and unpaid or any other amount is owing to any Lender or the Administrative Agent hereunder:

9.1  Capital Expenditures
     --------------------

          (a) Holdings and the Borrower will not, and will not permit any of their Subsidiaries to, make any Consolidated Capital Expenditures, except that during any Fiscal Year the Borrower and its Subsidiaries may make Consolidated Capital Expenditures so long as the aggregate amount so made by the Borrower and its Subsidiaries (on a consolidated basis) does not exceed during (i) the 1999 Fiscal Year, an amount equal to $200,000,000 and (ii) each Fiscal Year thereafter an amount equal to (x) $300,000,000 plus (y) an amount equal to the
                                               ----
amount of Consolidated Capital Expenditures permitted pursuant to the preceding clause (x) for the immediately preceding Fiscal Year and not utilized during such Fiscal Year, provided, that the aggregate amount attributable to this
                  --------
clause (y) shall not at any time exceed $100,000,000.

          (b) Notwithstanding the foregoing, the Borrower and its Subsidiaries may make Consolidated Capital Expenditures on any date with (i) proceeds of Indebtedness incurred pursuant to Section 8.2(i) and (p) and (ii) Net Offering
                                  --------------     ---
Proceeds which are not required to be applied as a mandatory prepayment under
Section 4.4(g).
--------------

          (c) Notwithstanding the foregoing, the Borrower and its Subsidiaries may make Consolidated Capital Expenditures with (i) the insurance proceeds received by Holdings or any of its Subsidiaries from any Recovery Event and (ii) the Net Sale Proceeds received by Holdings or any of its Subsidiaries from any Asset Disposition, so long as such insurance proceeds and/or Net Sale Proceeds are used or contractually committed to be used within 365 days to make Consolidated Capital Expenditures in accordance with Section 4.4(e).
                                                     --------------

9.2  Maintenance of Consolidated Net Worth
     -------------------------------------

The Borrower will not permit its Consolidated Net Worth on the last day of any Fiscal Quarter ending after the Initial Borrowing Date to be less than the sum of (i) $965,000,000 plus (ii) an amount equal to 50% of the aggregate
                    ----
Consolidated Net Income of the Borrower since the Initial Borrowing Date plus
                                                                         ----
(iii) an amount equal to 75% or the Net Offering Proceeds from primary issuances of capital stock of Holdings of any of its Subsidiaries; provided, however, that
                                                         --------  -------
in the event that the Borrower has Consolidated Net Income of less than zero for any Fiscal Quarter,

Consolidated Net Income for purposes only of this Section 9.1 shall be deemed to
                                                  -----------
be zero for such Fiscal Quarter.

9.3  Interest Coverage Ratio
     -----------------------

Neither Holdings nor the Borrower will permit the Interest Coverage Ratio calculated for any Test Period ending at the following dates or during the follow periods to be less than the ratio set forth opposite such period:

               Period                                   Ratio
               ------                                   -----
               December 31, 1999 to March 31, 2000      1.75 to 1.0

               June 30, 2000 to March 31, 2001          2.00 to 1.0

               June 30, 2001 to March 31, 2002          2.25 to 1.0

               June 30, 2002 to March 31, 2003          2.50 to 1.0

               June 30, 2003 and thereafter             2.75 to 1.0

9.4  Leverage Ratio
     --------------

The Borrower will not permit for any Test Period ending on a date set forth during any period described below, the Leverage Ratio to exceed the ratio set forth opposite such period:

               Period                                   Ratio
               ------                                   -----
               December 31, 1999 to June 30, 2000       5.75 to 1.0

               September 30, 2000 to June 30, 2001      5.50 to 1.0

               September 30, 2001 to June 30, 2002      4.75 to 1.0

               September 30, 2002 to June 30, 2003      4.0 to 1.0

               September 30, 2003  and thereafter       3.75 to 1.0

                                   ARTICLE X

                               EVENTS OF DEFAULT

10.1 Events of Default
     -----------------

     Any of the following events, acts, occurrences or states of facts shall constitute an "Event of Default" for purposes of this Agreement:
                    ----------------

          (a) Failure to Make Payments When Due.  The Borrower (i) shall default
              ---------------------------------
in the payment of principal on any of the Loans or any reimbursement obligation with respect to any Letter of Credit; or (ii) shall default in the payment of interest on any of the Loans or default in the payment of any fee or any other amount owing hereunder or under any other Loan Document when due and such default in payment shall continue for five (5) Business Days; or

          (b) Representations and Warranties.  Any representation or warranty
              ------------------------------
made by or on the part of the Borrower or any Credit Party, as the case may be, contained in any Loan Document or any document, instrument or certificate delivered pursuant hereto or thereto shall have been incorrect or misleading in any material respect when made or deemed made; or

          (c) Covenants.  The Borrower shall (i) default in the performance or
              ---------
observance of any term, covenant, condition or agreement on its part to be performed or observed under Article VIII and Article IX hereof or Sections
                            ------------     ----------           --------
7.3(a), 7.9, 7.10, 7.11, 7.12 or 7.15 or (ii) default in the due performance or
-----------------------------    ----
observance by it of any other term, covenant or agreement contained in this Agreement and such default shall continue unremedied for a period of thirty (30) days after written notice to the Borrower by the Administrative Agent or any Lender; or

          (d) Default Under Other Loan Documents.  Any Credit Party shall
              ----------------------------------
default in the performance or observance of any term, covenant, condition or agreement on its part to be performed or observed hereunder or under any Loan Document (and not constituting an Event of Default under any other clause of this Section 10.1) and such default shall continue unremedied for a period of
     ------------
thirty (30) days after written or telephonic (immediately confirmed in writing) notice thereof has been given to the Borrower by the Administrative Agent; or

          (e) Voluntary Insolvency, Etc.  Holdings, the Borrower or any of its
              -------------------------
Material Subsidiaries shall become insolvent or generally fail to pay, or admit in writing its inability to pay, its debts as they become due, or shall voluntarily commence any proceeding or file any petition under any bankruptcy, insolvency or similar law or seeking dissolution or reorganization or the appointment of a receiver, trustee, administrator, custodian or liquidator for it or a substantial portion of its property, assets or business or to effect a plan or other arrangement with its creditors, or shall file any answer admitting the jurisdiction of the court and the material allegations of an involuntary petition filed against it in any bankruptcy, insolvency or similar proceeding, or shall be adjudicated bankrupt, or shall make a general assignment for the benefit of creditors, or shall consent to, or acquiesce in the appointment of, a receiver, trustee, custodian, administrator or liquidator for a substantial portion of its property, assets or business, shall call a meeting of its creditors with a view to arranging a composition or adjustment of its debts or shall take any corporate action authorizing any of the foregoing; or

          (f) Involuntary Insolvency, Etc.  Involuntary proceedings or an
              ---------------------------
involuntary petition shall be commenced or filed against Holdings, the Borrower or any of its Material Subsidiaries under any bankruptcy, insolvency or similar law or seeking the dissolution or reorganization of it or the appointment of a receiver, trustee, custodian, administrator or liquidator for it or of a substantial part of its property, assets or business, or any similar writ, judgment, warrant of attachment, execution or process shall be issued or levied against a substantial part of its property, assets or business, and (other than a petition for administration) such proceedings or petition shall not be dismissed, or such writ, judgment, warrant of attachment, execution or similar process shall not be released, vacated or fully bonded, within thirty (30) (or, in the case of a petition for administration, five (5)) days after commencement, filing or levy, as the case may be, or any order for relief shall be entered in any such proceeding; or

          (g) Default Under Other Agreements.  (i) Holdings, the Borrower or any
              ------------------------------
of its Subsidiaries shall default in the payment when due, whether at stated maturity or otherwise, of any Indebtedness (other than Indebtedness owed to the Lenders under the Loan Documents) in excess of $5,000,000 in the aggregate beyond the period of grace if any, provided in the instrument or agreement under which such Indebtedness was created, or (ii) a default shall occur in the performance or observance of any agreement under any such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause (determined without regard to whether any notice of acceleration or similar notice is required), any such Indebtedness to become due or be repaid prior to its stated maturity or (iii) any such Indebtedness of the Borrower or any of its Subsidiaries shall be declared to be due and payable, or required to be prepaid other than by a regularly scheduled required prepayment (other than with proceeds of the event giving rise to such prepayment), prior to the stated maturity thereof; or

          (h) Invalidity of Subordination Provisions.  The subordination
              --------------------------------------
provisions of any agreement or instrument governing the Holding Zero Coupon Notes or the Senior Subordinated Note Documents is for any reason revoked or invalidated, or otherwise cease to be in full force and effect, any Person contests in any manner the validity or enforceability thereof or denies that it has any further liability or obligation thereunder, or the Loans and the other

Obligations hereunder entitled to receive the benefits of any Loan Document is for any reason subordinated or does not have the priority contemplated by this Agreement or such subordination provisions; or

          (i) Judgments. One or more judgments or decrees shall be entered
              ---------
against Holdings, the Borrower or any of its Subsidiaries involving, individually or in the aggregate, a liability (to the extent not paid or covered by a reputable insurance company or indemnitor as to which coverage or indemnification, as the case may be, has not been disclaimed) of $5,000,000 or more and all such judgments or decrees shall not have been vacated, discharged, satisfied, stayed or bonded pending appeal within thirty (30) days from the entry thereof; or

          (j) Security Documents.  At any time after the execution and delivery
              ------------------
thereof, any of the Security Documents shall cease to be in full force and (other than as a result of the actions taken by the Collateral Agent or the Lenders to release such Security Document) effect or shall cease to give the Collateral Agent the Liens, rights, powers and privileges purported to be created thereby (including, without limitation, a first priority perfected security interest in, and Lien on, all of the Collateral), in favor of the Collateral Agent, for the benefit of the Secured Parties, superior to and prior to the rights of all third Persons and subject to no other Liens (except to the extent expressly permitted herein or therein); or

          (k) Guaranties.  Any Guaranty or any provision thereof shall (other
              ----------
than as a result of the actions taken by the Administrative Agent or the Lenders to release such Guaranty) cease to be in full force and effect in accordance with its terms, or any Credit Party or any Person acting by or on behalf of such Guarantor shall deny or disaffirm such Credit Party's obligations under any Guaranty; or

          (l) ERISA.  Either (i) any Reportable Event which the Required Lenders
              -----
determine constitutes reasonable grounds for the termination of any Plan by the PBGC or of any Multiemployer Plan or for the appointment by the appropriate United States District Court of a trustee to administer or liquidate any Plan or Multiemployer Plan shall have occurred, (ii) a trustee shall be appointed by a United States District Court to administer any Plan or Multiemployer Plan, (iii) the PBGC shall institute proceedings to terminate any Plan or Multiemployer Plan or to appoint a trustee to administer any Plan; (iv) the Borrower or any of its Subsidiaries or any of their ERISA Affiliates shall become liable to the PBGC or any other party under Section 4062, 4063 or 4064 of ERISA with respect to any Plan; or (v) the Borrower or any of its Subsidiaries or any of their ERISA Affiliates shall become liable to make a current payment with respect to any Multiemployer Plan under Section 4201 et seq. of ERISA; if as of the date
                                      ------
thereof or any subsequent date, the sum of each of the Borrower's and its Subsidiaries' and their ERISA Affiliates' various liabilities (such liabilities to include, without limitation, any liability to the PBGC or to any other party under Section 4062, 4063 or 4064 of ERISA with respect to any Plan, or to any Multiemployer Plan under Section 4201 et seq. of
                                                                     -- ---
ERISA) as a result of such events listed in subclauses (i) through (v) above exceeds $7,500,000; or

          (m) Change of Control.  A Change of Control shall occur; or
              -----------------

          (n) Receivables Facility.     Any event (after the expiration of any
              --------------------
applicable grace periods) as specified in the Receivables Documents for any Permitted Accounts Receivable Securitization shall entitle the Persons (other than a Receivable Subsidiary) financing Accounts Receivables pursuant to a Permitted Accounts Receivable Securitization to terminate or permanently cease funding the financing of Accounts Receivable pursuant to such Permitted Accounts Receivable Securitization.

          If any of the foregoing Events of Default shall have occurred and be continuing, the Administrative Agent, at the written direction of the Required Lenders, shall take one or more of the following actions: (i) by written or oral or telephonic notice (in the case of oral or telephonic notice confirmed in writing immediately thereafter) to the Borrower declare the Total Commitments to be terminated whereupon the Total Commitments shall forthwith terminate, (ii) by written or oral or telephonic notice (in the case of oral or telephonic notice confirmed in writing immediately thereafter) to the Borrower declare all sums then owing by the Borrower hereunder and under the Loan Documents to be forthwith due and payable, whereupon all such sums shall become and be immediately due and payable without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived by the Borrower, (iii) terminate any Letter of Credit in accordance with its terms, (iv) direct the Borrower to pay (and the Borrower agrees that upon receipt of such notice, or upon the occurrence of any Event of Default specified in Section 10.1(e) or
                                                         ---------------
Section 10.1(f) with respect to the Borrower it will pay) to the Administrative
---------------
Agent at the Payment Office such additional amount of cash, to be held as security by the Administrative Agent, as is equal to the Assigned Dollar Value of the aggregate Stated Amount of all Letters of Credit issued for the account of the Borrower and its Subsidiaries and then outstanding, and (v) enforce, as the Administrative Agent (to the extent permitted under the applicable Security Documents), or direct the Collateral Agent to enforce pursuant to the Security Documents, as the case may be, all of the Liens and security interests created pursuant to the Security Documents. In cases of any occurrence of any Event of Default described in Section 10.1(e) or Section 10.1(f) with respect to the
                     ---------------    ---------------
Borrower, the Loans, together with accrued interest thereon, shall become due and payable forthwith without the requirement of any such acceleration or request, and without presentment, demand, protest or other notice of any kind, all of which are expressly waived by the Borrower, any provision of this Agreement or any other Loan Document to the contrary notwithstanding, and other amounts payable by the Borrower hereunder shall also become immediately due and payable all without notice of any kind.

          Anything in this Section 10.1 to the contrary notwithstanding, the
                           ------------
Administrative Agent shall, at the request of the Required Lenders, rescind and annul any acceleration of the

Loans by written instrument filed with the Borrower; provided that at the time such acceleration is so rescinded and annulled: (A) all past due interest and principal (other than principal due solely as a result of such acceleration), if any, on the Loans and all other sums payable under this Agreement and the other Loan Documents shall have been duly paid, and (B) no other Event of Default shall have occurred and be continuing which shall not have been waived in accordance with the provisions of Section 12.1 hereof. Upon any such rescission
                                  ------------
and annulment, the Administrative Agent shall return to the Borrower any cash collateral delivered pursuant to the preceding paragraph.

10.2 Rights Not Exclusive
     --------------------

The rights provided for in this Agreement and the other Loan Documents are cumulative and are not exclusive of any other rights, powers, privileges or remedies provided by law or in equity, or under any other instrument, document or agreement now existing or hereafter arising.

                                  ARTICLE XI

                           THE ADMINISTRATIVE AGENT

          In this Article XI, the Lenders agree among themselves as follows:
                  ----------

11.1 Appointment
     -----------

The Lenders hereby appoint BT as the Administrative Agent (for purposes of this

Article XI, the term "Administrative Agent" shall, except for purposes of
----------
Section 11.9, include BT in its capacity as the Administrative Agent pursuant to
------------
the Security Documents) to act as specified herein and in the other Loan Documents. Each Lender hereby irrevocably authorizes and each holder of any Note by the acceptance of such Note shall be deemed to irrevocably authorize the Administrative Agent to take such action on its behalf under the provisions hereof, the other Loan Documents (including, without limitation, to give notices and take such actions on behalf of the Required Lenders as are consented to in writing by the Required Lenders or all Lenders, as the case may be) and any other instruments, documents and agreements referred to herein or therein and to exercise such powers hereunder and thereunder as are specifically delegated to the Administrative Agent by the terms hereof and thereof and such other powers as are reasonably incidental thereto. The Administrative Agent may perform any of its duties hereunder and under the other Loan Documents, by or through its officers, directors, Administrative Agents employees or affiliates.

11.2 Nature of Duties
     ----------------

     (a) The Administrative Agent shall not have any duties or responsibilities except those expressly set forth in this Agreement. The duties of the Administrative Agent shall be mechanical and administrative in nature. EACH LENDER HEREBY ACKNOWLEDGES AND AGREES THAT, SUBJECT TO SECTION 11.2(b), THE
                                                       ---------------
ADMINISTRATIVE AGENT SHALL NOT HAVE, BY REASON OF THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, A FIDUCIARY RELATIONSHIP TO OR IN RESPECT OF ANY LENDER. Nothing in any of the Loan Documents, expressed or implied, is intended to or shall be so construed as to impose upon the Administrative Agent any obligations in respect of any of the Loan Documents except as expressly set forth herein or therein. Each Lender shall make its own independent investigation of the financial condition and affairs of the Borrower in connection with the making and the continuance of the Loans hereunder and shall make its own appraisal of the credit worthiness of the Borrower, and the Administrative Agent shall not have any duty or responsibility, either initially or on a continuing basis, to provide any Lender with any credit or other information with respect thereto, whether coming into its possession before making of the Loans or at any time or times thereafter. The Administrative Agent will promptly notify each Lender at any time that the Required Lenders have instructed it to act or refrain from acting pursuant to Article X.
                   ---------

     (b) The Administrative Agent hereby declares that it, including in its capacity as Collateral Agent, holds and shall hold:

     (i) all rights, title and interest that may now or hereafter be mortgaged, charged or assigned or otherwise secured in favor of the Administrative Agent and/or the Collateral Agent by or pursuant to the Loan Documents governed by English law and all proceeds of enforcement of such security; and

     (ii) the benefit of all representations, covenants, guarantees, indemnities and other contractual provisions governed by English law given in favor of the Administrative Agent and/or the Collateral Agent (other than any such benefits given to the Administrative Agent and/or the Collateral Agent solely for its own benefit), on trust (for which the perpetuity period shall be 80 years) for itself and the other Lenders from time to time.

11.3 Exculpation, Rights Etc.
     ------------------------

Neither the Administrative Agent nor any of its officers, directors, agents, employees or affiliates shall be liable to any Lender for any action taken or omitted by them hereunder or under any of the other Loan Documents, or in connection herewith or therewith, unless caused by its or their gross negligence or willful misconduct. The Administrative Agent shall not be responsible to any Lender for any recitals, statements, representations or warranties herein or for the execution, effectiveness, genuineness, validity, enforceability, collectibility, or sufficiency of any of the Loan Documents or any other document or the financial condition of the Borrower. The Administrative Agent shall not be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement or any of the Loan Documents or any other document or the financial condition of the Borrower, or the existence or possible existence of any Unmatured Event of Default or Event of Default unless requested to do so by the Required Lenders. The Administrative Agent may at any time request instructions from the Lenders with respect to any actions or approvals (including the failure to act or approve) which by the terms of any of the Loan Documents, the Administrative Agent is permitted or required to take or to grant, and if such instructions are requested, the Administrative Agent shall be absolutely entitled to refrain from taking any action or to withhold any approval and shall not be under any liability whatsoever to any Person for refraining from any action or withholding any approval under any of the Loan Documents until it shall have received such instructions from the Required Lenders. Without limiting the foregoing, no Lender shall have any right of action whatsoever against the Administrative Agent as a result of the Administrative Agent acting, approving or refraining from acting or approving under any of the Loan Documents in accordance with the instructions of the Required Lenders or, to the extent required by Section 12.1,
                                                                   ------------
all of the Lenders.

11.4 Reliance
     --------

The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any notice, writing, resolution notice, statement, certificate, order or other document or any telephone, telex, teletype or telecopier message believed by it to be genuine and correct and to have been signed, sent or made by the proper Person, and, with respect to all matters pertaining herein or to any of the other Loan Documents and its duties hereunder or thereunder, upon advice of counsel selected by the Administrative Agent.

11.5 Indemnification
     ---------------

To the extent the Administrative Agent is not reimbursed and indemnified by the Borrower, the Lenders will reimburse and indemnify the Administrative Agent for and against any and all liabilities, obligations, losses, damages, claims, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against the Administrative Agent, acting pursuant hereto in such capacity, in any way relating to or arising out of this Agreement or any of the other Loan Documents or any action taken or omitted by the Administrative Agent under this Agreement or any of the other Loan Documents, in proportion to each Lender's Aggregate Pro Rata Share of the Total Commitment; provided, however, that no
                                                   --------  -------
Lender shall be liable for any portion of such liabilities, obligations, losses, damages, claims, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Administrative Agent's gross negligence or willful misconduct. The obligations of the Lenders under this
Section 11.5 shall survive the payment in full of the Notes and the termination
------------
of this Agreement.

          For purposes of this Section 11.5, "Aggregate Pro Rata Share" means,
                               ------------
when used with reference to any Lender and any described aggregate or total amount, an amount equal to the result obtained by multiplying such desired aggregate or total amount by a fraction the numerator of which shall be the aggregate principal amount of such Lender's Domestic Revolving Loan, Multicurrency Revolving Loan, Term A Dollar Loan, Term A Euro Loan, and Term B Loan, and Term C Loan and the denominator of which shall be aggregate of all of the Loans outstanding hereunder.

11.6 The Administrative Agent In Its Individual Capacity
     ---------------------------------------------------

With respect to its Loans and Commitments (and its Domestic Revolver Pro Rata Share, Multicurrency Revolver Pro Rata Share, Term A Dollar Pro Rata Share, Term A Euro Pro Rata Share, Term B Pro Rata Share and Term C Pro Rata Share, as applicable, thereof), the Administrative Agent shall have and may exercise the same rights and powers hereunder and is subject to the same obligations and liabilities as and to the extent set forth herein for any other Lender or holder of Obligations. The terms "Lenders", "holder of Obligations" or "Required Lenders" or any similar terms shall, unless the context clearly otherwise indicates, include the Administrative Agent in its individual capacity as a Lender, one of the Required Lenders or a holder of Obligations. The Administrative Agent may accept deposits from, lend money to, and generally engage in any kind of banking, trust or other business with the Borrower or any Subsidiary or affiliate of the Borrower as if it were not acting as the Administrative Agent hereunder or under any other Loan Document, including, without limitation, the acceptance of fees or other consideration for services without having to account for the same to any of the Lenders.

11.7 Notice of Default
     -----------------

The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Event of Default or Unmatured Event of Default hereunder unless the Administrative Agent has received written notice from a Lender or the Borrower referring to this Agreement describing such Event of Default or Unmatured Event of Default and stating that such notice is a "notice of default". In the event that the Administrative Agent receives such a notice, the Administrative Agent shall give prompt notice thereof to the Lenders.

11.8 Holders of Obligations
     ----------------------

The Administrative Agent may deem and treat the payee of any Obligation as reflected on the books and records of the Administrative Agent as the owner thereof for all purposes hereof unless and until a written notice of the assignment or transfer thereof shall have been filed with the Administrative Agent pursuant to Section 12.8(c). Any request, authority or consent of any
                  ---------------
Person who, at the time of making such request or giving such authority or consent, is the holder of any Obligation shall be conclusive and binding on any subsequent holder, transferee or assignee of such Obligation or of any Obligation or Obligations granted in exchange therefor.

11.9 Resignation by the Administrative Agent
     ---------------------------------------

          (a) The Administrative Agent may resign from the performance of all its functions and duties hereunder at any time by giving fifteen (15) Business Days' prior written notice to the Borrower and the Lenders. Such resignation shall take effect upon the acceptance by a successor Administrative Agent of appointment pursuant to clauses (b) and (c) below or as otherwise provided below.

          (b) Upon any such notice of resignation, the Required Lenders shall appoint a successor the Administrative Agent who shall be satisfactory to the Borrower and shall be an incorporated bank or trust company.

          (c) If a successor the Administrative Agent shall not have been so appointed within said fifteen (15) Business Day period, the Administrative Agent, with the consent of the Borrower, shall then appoint a successor who shall serve as the Administrative Agent until such time, if any, as the Required Lenders, with the consent of the Borrower, appoint a successor the Administrative Agent as provided above.

          (d) If no successor the Administrative Agent has been appointed pursuant to clause (b) or (c) by the twentieth (20th) Business Day after the date such notice of resignation was given by the Administrative Agent, the Administrative Agent's resignation shall become effective and the Required Lenders shall thereafter perform all the duties of the Administrative Agent hereunder until such time, if any, as the Required Lenders, with the consent of the Borrower, appoint a successor Administrative Agent as provided above.

11.10 The Administrative Agent as English Trustee
      -------------------------------------------

          (a) The Administrative Agent in its capacity as trustee or otherwise under a Loan Document governed by English law

              (i) is not liable for any failure, omission, or defect in perfecting or registering the security constituted or created by any Loan Document;

              (ii) may accept without inquiry such title as any the Borrower or any of its Subsidiaries may have to any asset secured by any Loan Document; and

              (iii) is not under any obligation to hold any Loan Document or any other document in connection with such Loan Document or the assets secured by such Loan Document (including title deeds) in its own possession or take any steps to protect or preserve the same. The Administrative Agent may permit any the Borrower or any of its Subsidiaries to retain any Loan Document or other document in its possession.

          (b) Except as otherwise provided in the Loan Documents governed by English law, all moneys which under the trusts contained in the Loan Documents are received by the Administrative Agent in its capacity as trustee or otherwise may be invested in the name of or under the control of the Administrative Agent in any investment authorized by English law for the investment by a trustee of trust money or in any other investments which may be selected by the Administrative Agent. Additionally, the same may be placed on deposit in the name or under the control of the Administrative Agent with such Lender or institution (including the Administrative Agent itself) and upon such terms as the Administrative Agent may think fit.


                                  ARTICLE XII

                                 MISCELLANEOUS

12.1 No Waiver; Modifications in Writing
     -----------------------------------

          (a) No failure or delay on the part of the Administrative Agent or any Lender in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to the Administrative Agent or any Lender at law or in equity or otherwise. Neither this Agreement nor any terms hereof may be amended, modified, supplemented, waived, discharged, terminated or otherwise changed unless such amendment, modification, supplement, waiver, discharge, termination or other change is in writing signed by Holdings, the Borrower and the Required Lenders, provided that no such amendment, modification, supplement waiver, discharge, termination or other change shall, without the consent of each Lender (other than a Defaulting Lender) with Obligations directly affected thereby in the case of the following clause (i),
(i) extend the final scheduled maturity of any Loan or Note, or extend the stated maturity of any Letter of Credit beyond the Revolver Termination Date, or reduce the rate or extend the time of payment of interest or fees thereon, or reduce the principal amount thereof, (ii) release all or substantially all of the Collateral (except as expressly provided in the Security Documents) or Guarantor (other than a Guarantor that is not a Material Subsidiary or in connection with a transaction permitted by Section 8.3), (iii) amend, modify or
                                           -----------
waive any provision of this Section 12.1, (iv) reduce the percentage specified
                            ------------
in the definition of Required Lenders (it being understood that, with the consent of the Required Lenders, the definition of "Required Lenders" shall include lenders with respect to additional revolving loans or term loans pursuant to this Agreement so long as such additional revolving loans or term loans are on substantially the same basis as the extensions of Revolving Loans, Multicurrency Revolving Loans or Term Loans, as the case may be, are included on the date hereof) or (v) consent to the assignment or transfer by the Borrower of any of its rights and obligations under this Agreement; provided, further, that
                                                        --------  -------
no such amendment, modification, supplement, waiver, discharge, termination or other change shall (1) increase the Commitments of any Lender over the amount thereof then in effect without the consent of such Lender (it being understood that waivers or modifications of conditions precedent, covenants, Events of Default or Unmatured Events of Default shall not constitute an increase of the Commitment of any Lender, and that an increase in the available portion of any Commitment of any Lender shall not constitute an increase in the Commitment of such Lender), (2) without the consent of Facing Agent, amend, modify or waive any provision of Section 2.10 or alter its rights or obligations with respect to
                 ------------
Letters of Credit, (3) without the consent of the Administrative Agent, amend, modify or waive any provision of Article XI as same applies to the
                                 ----------
Administrative Agent or any other provisions as same relates to the rights or obligations of the Administrative Agent, (4) without the consent of the Administrative Agent, amend, modify or waive any provisions relating to the rights or obligations of the Administrative Agent under the other Loan Documents, (5) without the consent of the Majority Lenders of each Facility which is being allocated a lesser prepayment, repayment or commitment reduction, alter the required application of any prepayments or repayments (or commitment reduction), as between the various Facilities pursuant to clause (i) of the first sentence of Section 4.5(a) and the second and third sentence of Section
                  --------------                                      -------
4.5(a) (although the Required Lenders may waive in whole or in part, any such
------
prepayment, repayment or commitment reduction so long as the application, as amongst the various Facilities, of any such prepayment, repayment or commitment reduction which is still required to be made is not altered), (6) without the consent of the Majority Lenders of each Facility, amend the definition of Majority Lenders, (7) without the consent of the Majority Lenders of the Term A Dollar Facility, amend the definition of Term A Dollar Pro Rata Share; without the consent of the Majority Lenders of the Term A Euro Facility, amend the definition of Term A Euro Pro Rata Share, without the consent of the Majority Lenders of the Term B Facility, amend the definition of Term B Pro Rata Share; without the consent of the Majority Lenders of the Term C Facility, amend the definition of Term C Pro Rata Share; without the consent of the Majority Lenders of the Domestic Revolving Facility, amend the definition of Domestic Revolver Pro Rata Share; and without the consent of the Majority Lenders of the Multicurrency Revolving Facility, amend the definition of Multicurrency Revolver Pro Rata Share or (8) without the consent of the Majority Lenders of the Term A Dollar Facility, amend the definition of Scheduled Term A Dollar Repayments; without the consent of the Majority Lenders of the Term A Euro Facility, amend the definition of Scheduled Term A Euro Repayments; without the consent of the Majority Lenders of the Term B Facility, amend the definition of Scheduled Term B Repayments, and without the consent of the Majority Lenders of the Term C Facility, amend the definition of Scheduled Term C Repayments.

          (b) If, in connection with any proposed change, waiver, discharge or termination to any of the provisions of this Agreement as contemplated by clauses (i) through (v), inclusive, of the first proviso to the third sentence of Section 12.1(a), the consent of the Required Lenders is obtained but the
   ---------------
consent of one or more of such other Lenders whose consent is required is not obtained, then the Borrower shall have the right, so long as all non-consenting Lenders whose individual consent is required are treated as described in either clause (A) or (B) below, to either (A) replace each such non-consenting Lender or Lenders (or, at the option of the Borrower if the respective Lender's consent is required with respect to less than all Loans, to replace only the respective Loans of the respective non-consenting Lender which gave rise to the need to obtain such Lender's individual consent) with one or more Replacement Lenders pursuant to Section 3.7 so long as at the time of such replacement, each such
            -----------
Replacement Lender consents to the proposed amendment, modification, supplement. waiver, discharge, termination or other change or (B) terminate such non-consenting Lender's Domestic Revolving Commitment and/or Multicurrency Revolving Commitment, as the case may be, and repay all outstanding Loans of such Lender which gave rise to the need to obtain such Lender's consent, in accordance with

Section 4.l(b) and/or 4.3; provided that, unless the Domestic Revolving
--------------        ---  --------
Commitment and/or the Multicurrency Revolving Commitment, as the case may be, terminated and Loans repaid pursuant to the preceding clause (B) are immediately replaced in full at such time through the addition of new Lenders or the increase of the Commitments and/or outstanding Loans of existing Lenders (who in each case must specifically consent thereto), then in the case of any action pursuant to preceding clause (B) the Required Lenders (determined before giving effect to the proposed action) shall specifically consent thereto, provided,
                                                                   --------
further, that in any event the Borrower shall not have the right to replace a
-------
Lender, terminate its Domestic Revolving Commitment and/or the Multicurrency Revolving Commitment, as the case may be, or repay its Loans solely as a result of the exercise of such Lender's rights (and the withholding of any required consent by such Lender) contemplated by the second proviso to the third sentence of Section 12.1(a).
   ---------------

12.2 Further Assurances
     ------------------

The Borrower agrees to do such further acts and things and to execute and deliver to the Administrative Agent such additional assignments, agreements, powers and instruments, as the Administrative Agent may reasonably require or deem advisable to carry into effect the purposes of this Agreement or any of the Loan Documents or to better assure and confirm unto the Administrative Agent its rights, powers and remedies hereunder.

12.3 Notices, Etc
     ------------

Except where oral or telephonic instructions or notices are authorized herein to be given, all notices, demands, instructions and other communications required or permitted to be given to or made upon any party hereto or any other Person shall be in writing and shall be personally delivered or sent by registered or certified mail, postage prepaid, return receipt requested, or by a reputable overnight or courier delivery service, or by telecopier, and shall be deemed to be given for purposes of this Agreement on the third day after deposit in registered or certified mail, postage prepaid, and otherwise on the date that such writing is delivered or sent to the intended recipient thereof, or in the case of notice delivered by telecopy, upon completion of transmission with a copy of such notice also being delivered under any of the other methods provided above, all in accordance with the provisions of this Section 12.3. Unless
                                                     ------------
otherwise specified in a notice sent or delivered in accordance with the foregoing provisions of this Section 12.3, notices, demands, instructions and
                             ------------
other communications in writing shall be given to or made upon the respective parties hereto at their respective addresses (or to their respective telecopier numbers) indicated on Schedule 12.3 or, in the case of any Assignee, in the
                      -------------
applicable Assignment and Assumption Agreement and, in the case of telephonic instructions or notices, by calling the telephone number or numbers indicated for such party on its signature page to this Agreement or such Assignment and Assumption Agreement, as the case may be.

12.4 Costs, Expenses and Taxes
     -------------------------

          (a) Generally.  The Borrower agrees (without duplication) to pay all
              ---------
reasonable costs and expenses of the Agents in connection with the negotiation, preparation, printing, typing, reproduction, execution and delivery of this Agreement and the other Loan Documents and the documents and instruments referred to herein and therein and any amendment, waiver, consent relating hereto or thereto or other modifications of (or supplements to) any of the foregoing and any and all other documents and instruments furnished pursuant hereto or thereto or in connection herewith or therewith, including without limitation, the reasonable fees and out-of-pocket expenses of Winston & Strawn, special counsel to the Administrative Agent, and any local counsel retained by the Administrative Agent relative thereto or the reasonable allocated costs of staff counsel as well as the fees and out-of-pocket expenses of counsel, independent public accountants and other outside experts retained by the

Administrative Agent in connection with the administration of this Agreement and the other Loan Documents, and all search fees, appraisal fees and expenses, title insurance policy fees, costs and expenses and filing and recording fees and all costs and expenses (including, without limitation, Attorney Costs), if any, of the Agents and the Lenders in connection with the enforcement of this Agreement, any of the Loan Documents or any other agreement furnished pursuant hereto or thereto or in connection herewith or therewith. In addition, the Borrower shall pay any and all present and future stamp, transfer, excise and other similar taxes payable or determined to be payable in connection with the execution and delivery of this Agreement, any Loan Document, or the making of any Loan (other than taxes based on the net income of the Lenders), and agrees to save and hold the Administrative Agent and each Lender harmless from and against any and all liabilities with respect to or resulting from any delay by the Borrower in paying, or omission by the Borrower to pay, such taxes. Any portion of the foregoing fees, costs and expenses which remains unpaid more than thirty (30) days following the Administrative Agent's, any Agents' or any Lender's statement and request for payment thereof shall bear interest from the date of such statement and request to the date of payment at the Default Rate. Subject to Section 4.7, the Borrower will indemnify and hold harmless the
           -----------
Administrative Agent, each Agent and each Lender and each director, officer, employee, partner, agent, attorney, trustee and Affiliate of the Administrative Agent, each Agent and each Lender (each such Person an "Indemnified Party") from
                                                        -----------------
and against all losses, claims, damages, penalties, obligations (including removal or remedial actions), expenses or liabilities which arise out of, in any way relate to, or result from the transactions contemplated by this Agreement or any of the other Loan Documents and to reimburse each Indemnified Party upon their demand, for any Attorney Costs incurred in connection with investigating, preparing to defend or defending any such loss, claim, damage, liability, action or claim; provided, however, (a) that no Indemnified Party shall have the right
          --------  -------
to be so indemnified hereunder for any loss, claim, damage, penalties, obligations, expense or liability to the extent it arises or results from the gross negligence or willful misconduct or bad faith of such Indemnified Party as finally determined by a court of competent jurisdiction and (b) that nothing contained herein shall affect the obligations and liabilities of the Lenders to the Borrower contained herein. If any action, suit or proceeding arising from any of the foregoing is brought against the Administrative Agent, any Agent, any Lender or any other Indemnified Party, the Borrower will, if requested by the Administrative Agent, any Agent, any Lender or any such Indemnified Party, resist and defend such action, suit or proceeding or cause the same to be resisted and defended by counsel reasonably satisfactory to the Person or Persons indemnified or intended to be indemnified. Each Indemnified Party shall, unless the Administrative Agent, an Agent, a Lender or other Indemnified Party has made the request described in the preceding sentence and such request has been complied with, have the right to employ its own counsel (or (but not as well as) staff counsel) to investigate and control the defense of any matter covered by such indemnity and the reasonable fees and expenses of such counsel shall be at the expense of the indemnifying party. Excluding any liability arising out of the gross negligence or willful misconduct of any Indemnified Party, the Borrower further agrees to indemnify and hold each Indemnified Party harmless from all loss, cost (including Attorney

Costs), liability and damage whatsoever incurred by any Indemnified Party by reason of any violation of any Environmental Laws or Environmental Permits or for the Release or threatened Release of any Contaminants into the environment for which the Borrower or any of its Subsidiaries has any liability or which occurs upon the Mortgaged Property or which is related to any property currently or formerly owned, leased or operated by or on behalf of the Borrower or any of its Subsidiaries, or by reason of the imposition of any Environmental Lien in respect of the Borrower or its Subsidiaries or which occurs by a breach of any of the representations, warranties or covenants relating to environmental matters contained herein, including, without limitation, by reason of any matters disclosed in Schedule 6.17, provided that, with respect to any
                     -------------
liabilities arising from acts or failure to act for which the Borrower or any of its Subsidiaries is strictly liable under any Environmental Law or Environmental Permit, the Borrower's obligation to each Indemnified Party under this indemnity shall likewise be without regard to fault on the part of the Borrower or any such Subsidiary. If the Borrower shall fail to do any act or thing which it has covenanted to do hereunder or any representation or warranty on the part of the Borrower or any Subsidiary contained herein or in any other Loan Document shall be breached, the Administrative Agent may (but shall not be obligated to) do the same or cause it to be done or remedy any such breach, and may expend its funds for such purpose, and will use its best efforts to give prompt written notice to the Borrower that it proposes to take such action. Any and all amounts so expended by the Administrative Agent shall be repaid to it by the Borrower promptly upon the Administrative Agent's demand therefor, with interest at the Default Rate in effect from time to time during the period including the date so expended by the Administrative Agent to the date of repayment. To the extent that the undertaking to indemnify, pay or hold harmless the Administrative Agent or any Lender as set forth in this Section 12.4 may be unenforceable because it
                                   ------------
is violative of any law or public policy, the Borrower shall make the maximum contribution to the payment and satisfaction of each of the indemnified liabilities which is permissible under applicable law. The obligations of the Borrower under this Section 12.4 shall survive the termination of this
                    ------------
Agreement, the assignment by any Lender of all or any part of its Credit Exposure hereunder and the discharge of the Borrower's other Obligations hereunder.

          (b)  Foreign Exchange Indemnity.  If any sum due from the Borrower
               --------------------------
under this Agreement or any order or judgment given or made in relation hereto has to be converted from the currency (the "first currency") in which the same
                                            --------------
is payable hereunder or under such order or judgment into another currency (the "second currency") for the purpose of (i) making or filing a claim or proof
 ---------------
against the Borrower with any Governmental Authority or in any court or tribunal, or (ii) enforcing any order or judgment given or made in relation hereto, the Borrower shall indemnify and hold harmless each of the Persons to whom such sum is due from and against any loss actually suffered as a result of any discrepancy between (a) the rate of exchange used to convert the amount in question from the first currency into the second currency, and (b) the rate or rates of exchange at which such Person, acting in good faith in a commercially reasonable manner, purchased the first currency with the second currency after receipt of a sum paid to it in the second currency in satisfaction, in whole or in part, of any such order, judgment, claim or proof. The foregoing indemnity shall constitute a separate obligation of the Borrower distinct from its other obligations hereunder and shall survive the giving or making of any judgment or order in relation to all or any of such other obligations. Notwithstanding the foregoing, payments of principal and interest on Loans denominated in Euros, Sterling or an Alternative Currency, as the case may be, shall be made in Euros, Sterling or such Alternative Currency, as the case may be.

12.5 Confirmations
     -------------

Each of the Borrower and each holder of any portion of the Obligations agrees from time to time, upon written request received by it from the other, to confirm to the other in writing (with a copy of each such confirmation to the Administrative Agent) the aggregate unpaid principal amount of the Loan or Loans and other Obligations then outstanding.

12.6 Adjustment; Setoff
     ------------------

          (a) If any lender (a "Benefited Lender") shall at any time receive any
                                ----------------
payment of all or part of its Loans, or interest thereon, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by setoff, pursuant to events or proceedings of the nature referred to in Section 10.1(e)
                                                               ---------------
or Section 10.1(f) hereof, or otherwise) in a greater proportion than any such
   ---------------
payment to and collateral received by any other Lender in respect of such other Lender's Loans or interest thereon, such Benefited Lender shall purchase for cash from the other Lenders such portion of each such other Lender's Loans, or shall provide such other Lenders with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such Benefited Lender to share the excess payment or benefits of such collateral or proceeds ratably with each Lender; provided, however, that if all or any portion of such excess
             --------  -------
payment or benefits is thereafter recovered from such Benefited Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest unless the Benefited Lender from which such excess payment is recovered is required by court order to pay interest thereon, in which case each Lender returning funds to such Benefited Lender shall pay its pro rata share of such interest. The Borrower agrees that each Lender so purchasing a portion of another Lender's Loans may exercise all rights of payment (including, without limitation, rights of setoff) with respect to such portion as fully as if such Lender were the direct holder of such portion.

          (b) In addition to any rights and remedies of the Lenders provided by law, each Lender shall have the right, without prior notice to the Borrower, any such notice being expressly waived by the Borrower, upon the occurrence and during the continuance of an Event of Default, to setoff and apply against any Obligations, whether matured or unmatured, of the Borrower to such Lender, any amount owing from such Lender to the Borrower, at or at any time after, the happening of any of the above-mentioned events, and the aforesaid right of setoff may be exercised by such Lender against the Borrower or against any trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, receivers, or execution, judgment or attachment creditor of the Borrower, or against anyone else claiming through or against, the Borrower or such trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, receivers, or execution, judgment or attachment creditor, notwithstanding the fact that such right of setoff shall not have been exercised by such Lender prior to the making, filing or issuance, or service upon such Lender of, or of notice of, any such petition, assignment for the benefit of creditors, appointment or application for the appointment of a receiver, or issuance of execution, subpoena, order or warrant. Each Lender agrees promptly to notify the Borrower and the Administrative Agent after any such setoff and application made by such Lender, provided that the failure to give such notice shall not affect the validity of such setoff and application.

          (c) The Borrower expressly agrees that to the extent the Borrower makes a payment or payments and such payment or payments, or any part thereof, are subsequently invalidated, declared to be fraudulent or preferential, set aside or are required to be repaid to a trustee, receiver, or any other party under any bankruptcy act, state or federal law, common law or equitable cause, then to the extent of such payment or repayment, the Indebtedness to the Lenders or part thereof intended to be satisfied shall be revived and continued in full force and effect as if said payment or payments had not been made.

12.7 Execution in Counterparts
     -------------------------

This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Agreement.

12.8 Binding Effect; Assignment; Addition and Substitution of Lenders
     ----------------------------------------------------------------

          (a) This Agreement shall be binding upon, and inure to the benefit of, the Borrower, the Administrative Agent, the Lenders, all future holders of the Notes and their respective successors and assigns; provided, however, that the
                                                   --------  -------
Borrower may not assign its rights or obligations hereunder or in connection herewith or any interest herein (voluntarily, by operation of law or otherwise) without the prior written consent of the Administrative Agent and all of the Lenders.

          (b) Each Lender may at any time sell to one or more banks or other entities ("Participants") participating interests in all or any portion of its
           ------------
Commitment and Loans or participation in Letters of Credit or any other interest of such Lender hereunder (in respect of any Lender, its "Credit Exposure"). In
                                                         ---------------
the event of any such sale by a Lender of participating
interests to a Participant, such Lender's obligations under this Agreement shall remain unchanged, such Lender shall remain solely responsible for the performance thereof, and the Borrower and the Administrative Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Each Lender shall from time to time upon request of the Borrower notify the Borrower of the identity of any Participants with respect to its Credit Exposure hereunder, provided, however, that failure to provide such notice will not affect the validity of such participation. The Borrower agrees that if amounts outstanding under this Agreement or any of the Loan Documents are due or unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall be deemed to have the right of setoff in respect of its participating interest in amounts owing under this Agreement and the Loan Documents to the same extent as if the amount of its participating interest were owing directly to it as a Lender under this Agreement or any other Loan Document, provided, however, that such right of setoff shall be subject to the
          --------  -------
obligation of such Participant to share with the Lenders, and the Lenders agree to share with such Participant, as provided in Section 12.6. The Borrower also
                                               ------------
agrees that each Participant shall be entitled to the benefits of Section 3.5,
                                                                  -----------
3.6 and 4.7 with respect to its participation in the Loans outstanding from time
---     ---
to time, provided that such Participant's benefits under Sections 3.5, 3.6 and
                                                         ------------  ---
4.7 shall be limited to the benefits that the primary Lender would be entitled
---
to thereunder. Each Lender agrees that any agreement between such Lender and any such Participant in respect of such participating interest shall not restrict such Lender's right to approve or agree to any amendment, restatement, supplement or other modification to, waiver of, or consent under, this Agreement or any of the Loan Documents except to the extent that any of the foregoing would (i) extend the final scheduled maturity of any Loan or Note in which such Participant is participating (it being understood that amending the definitions of Scheduled Term A Euro Repayments (other than the Term A Loan Maturity Date), Schedule Term A Dollar Repayment (other than the Term Loan A Maturity Date), Scheduled Term A Repayments (other than the Term A Loan Maturity Date), Scheduled Term B Repayments (other than the Term B Loan Maturity Date) and Scheduled Term C Repayments (other than the Term C Loan Maturity Date) shall not constitute an extension of the final scheduled maturity of any Loan or Note) or extend the stated maturity of any Letter of Credit in which such Participant is participating beyond the Revolver Termination Date, or reduce the rate or extend the time of payment of interest or fees on any such Loan, Note or Letter of Credit (except in connection with a waiver of applicability of any post-default increase in interest rates) or reduce the principal amount thereof, or increase the amount of the Participant's participation over the amount thereof then in effect (it being understood that waivers or modifications of conditions precedent, covenants, Events of Default or Unmatured Events of Default or of a mandatory reduction in Commitments shall not constitute a change in the terms of such participation, and that an increase in any Commitment or Loan shall be permitted without the consent of any Participant if the Participant's participation is not increased as a result thereof), (ii) consent to the assignment or transfer by the Borrower of any of its rights and obligations under this Agreement or (iii) release all or substantially all of the Collateral under all of the Security Documents (except as expressly provided in the Loan

Documents) supporting the Loans and/or Letters of Credit hereunder in which such Participant is participating.

          (c) Any Lender may at any time assign to one or more Eligible Assignees, including an Affiliate thereof (treating any fund that invests in bank loans, any other fund that invests in bank loans and is managed by the same investment advisor of such Lender or by an affiliate of such investment manager as a single Eligible Assignee) (each an "Assignee"), all or any part of its
                                         --------
Credit Exposure pursuant to an Assignment and Assumption Agreement, provided
                                                                    --------
that (i) it assigns its Credit Exposure in an amount not less than the Dollar Equivalent of $5 million (or if less the entire amount of Lender's Credit Exposure) and (ii) any assignment of all or any portion of any Lender's Credit Exposure to an Assignee other than an Affiliate of such Lender or another Lender, or in the case of a Lender that is a fund that invests in senior loans, any other fund that invests in senior loans and is managed by the same investment advisor of such Lender or by an Affiliate of such investment advisor, shall require the prior written consent of the Administrative Agent and the Borrower (the consent of the Borrower and the Administrative Agent not to be unreasonably withheld or delayed, provided, however, that for the first ten
                                  --------  -------
Business Days following the Initial Borrowing Date, assignments by the Agents shall not require the consent of the Borrower) and provided further, that
                                                   -------- -------
notwithstanding the foregoing limitations, any Lender may at any time assign all or any part of its Credit Exposure to any Affiliate of such Lender or to any other Lender (treating any fund that invests in bank loans, any other fund that invests in bank loans and is managed by the same investment advisor of such Lender or by any Affiliate of such investment manager as a single Lender). Upon execution of an Assignment and Assumption Agreement and the payment of a nonrefundable assignment fee of $3,500 in immediately available funds to the Administrative Agent at its Payment Office in connection with each such assignment, written notice thereof by such transferor Lender to the Administrative Agent and the recording by the Administrative Agent in the Register of such assignment and the resulting effect upon the Loans, Domestic Revolving Commitment and Multicurrency Revolving Commitment of the assigning Lender and the Assignee, the Assignee shall have, to the extent of such assignment, the same rights and benefits as it would have if it were a Lender hereunder and the holder of the Obligations (provided that the Borrower and the Administrative Agent shall be entitled to continue to deal solely and directly with the assignor Lender in connection with the interests so assigned to the Assignee until written notice of such assignment, together with payment instructions, addresses and related information with respect to the Assignee, shall have been given to the Borrower and the Administrative Agent by the assignor Lender and the Assignee) and, if the Assignee has expressly assumed, for the benefit of the Borrower, some or all of the transferor Lender's obligations hereunder, such transferor Lender shall be relieved of its obligations hereunder to the extent of such assignment and assumption, and except as described above, no further consent or action by the Borrower, the Lenders or the Administrative Agent shall be required. At the time of each assignment pursuant to this Section 12.8(c) to a Person which is not already a
                            ---------------
Lender hereunder and which is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) United States Federal income tax purposes, the respective Assignee shall provide to the Borrower and the Administrative Agent the appropriate IRS Forms (and, if applicable a Section 4.7(d)(ii) Certificate) described in Section 4.7(d). Each Assignee shall take
                                     --------------
such Credit Exposure subject to the provisions of this Agreement and to any request made, waiver or consent given or other action taken hereunder, prior to the receipt by the Administrative Agent and the Borrower of written notice of such transfer, by each previous holder of such Credit Exposure. Such Assignment and Assumption Agreement shall be deemed to amend this Agreement and Schedule
                                                                     --------
1.1(a) hereto, to the extent, and only to the extent, necessary to reflect the
------
addition of such Assignee as a Lender and the resulting adjustment of all or a portion of the rights and obligations of such transferor Lender under this Agreement, the Maximum Commitment, the determination of its Term A Pro Rata Share, Term B Pro Rata Share, Term C Pro Rata Share, Domestic Revolver Pro Rata Share or Multicurrency Revolver Pro Rata Share, as the case may be (in each case, rounded to twelve decimal places), the Loans, any outstanding Letters of Credit and any new Notes to be issued, at the Borrower's expense, to such Assignee, and no further consent or action by the Borrower or the Lenders shall be required to effect such amendments.

          (d) The Borrower authorizes each Lender to disclose to any Participant or Assignee (or its investment advisor) (each, a "Transferee") and any
                                                  ----------
prospective Transferee any and all financial information in such Lender's possession concerning the Borrower and any Subsidiary of the Borrower which has been delivered to such Lender by the Borrower pursuant to this Agreement or which has been delivered to such Lender by the Borrower in connection with such Lender's credit evaluation of the Borrower prior to entering into this Agreement. Any Transferee or any prospective Transferee to whom such financial information is disclosed shall be required to maintain the confidentiality of such information pursuant to Section 12.14 as if they were parties to this
                             -------------
Agreement.

          (e) Notwithstanding any other provision set forth in this Agreement, any Lender may at any time pledge or assign all or any portion of its rights under this Agreement and the other Loan Documents (including, without limitation, the Notes held by it) to any Federal Reserve Bank in accordance with Regulation A of the Federal Reserve Board without notice to, or the consent of, the Borrower or the Administrative Agent and without the consent of, or notice to, the Borrower or the Administrative Agent, any Lender which is a fund may pledge all or any portion of its Notes or Loans to its trustee in support of its obligations to its trustee. No such pledge or assignment shall release the transferor lender from its obligations hereunder. No such pledge or assignment shall release the transferor Lender from its obligations hereunder.

12.9 CONSENT TO JURISDICTION; MUTUAL WAIVER OF JURY TRIAL
     ----------------------------------------------------

          (A) THE BORROWER, THE ADMINISTRATIVE AGENT, HOLDINGS, AND EACH LENDER HEREBY IRREVOCABLY SUBMIT TO THE NONEXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR NEW

YORK STATE COURT SITTING IN THE CITY OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, AND HEREBY IRREVOCABLY AGREE THAT ALL CLAIMS IN RESPECT TO SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH UNITED STATES FEDERAL OR NEW YORK STATE COURT AND THE BORROWER, THE ADMINISTRATIVE AGENT, HOLDINGS AND EACH LENDER IRREVOCABLY WAIVE ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS WHICH ANY OF THEM MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS.

          (B) AS A METHOD OF SERVICE, THE BORROWER, THE ADMINISTRATIVE AGENT, HOLDINGS, AND EACH LENDER IRREVOCABLY CONSENT TO THE SERVICE OF ANY AND ALL PROCESS IN ANY SUCH ACTION OR PROCEEDING, BROUGHT IN ANY SUCH UNITED STATES FEDERAL OR NEW YORK STATE COURT BY THE DELIVERY OF COPIES OF SUCH PROCESS TO THE BORROWER, THE ADMINISTRATIVE AGENT, HOLDINGS OR EACH RESPECTIVE LENDER, AS THE CASE MAY BE, AT THE ADDRESSES SPECIFIED ON THEIR RESPECTIVE SIGNATURE PAGES TO THIS AGREEMENT OR BY CERTIFIED MAIL DIRECT TO SUCH RESPECTIVE ADDRESSES.

          (C) THE BORROWER, THE ADMINISTRATIVE AGENT AND EACH LENDER HEREBY EXPRESSLY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHT, POWER OR REMEDY UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT. THE TERMS AND THE PROVISIONS OF THIS SECTION CONSTITUTE A MATERIAL INDUCEMENT TO LENDERS ENTERING INTO THIS AGREEMENT.

12.10  GOVERNING LAW
       -------------

THIS AGREEMENT AND EACH NOTE SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF SAID STATE, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

12.11  Severability of Provisions
       --------------------------

Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

12.12  Headings
       --------
The Table of Contents and Article and Section headings used in this Agreement are for convenience of reference only and shall not affect the construction of this Agreement.

12.13  Termination of Agreement
       ------------------------

This Agreement shall terminate when the Commitment of each Lender has terminated and all outstanding Obligations and Loans have been paid in full and all Letters of Credit have expired or been terminated; provided, however, that the rights
                                           --------  -------
and remedies of the Administrative Agent and each Lender with respect to any representation and warranty made by the Borrower pursuant to this Agreement or any other Loan Document, and the indemnification provisions contained in this Agreement and any other Loan Document, shall be continuing and shall survive any termination of this Agreement or any other Loan Document.

12.14  Confidentiality
       ---------------

Each of the Lenders severally agrees to keep confidential all non-public information pertaining to the Borrower and its Subsidiaries and their respective predecessors in interest which is provided to it by any such parties in accordance with such Lender's customary procedures for handling confidential information of this nature and in a prudent fashion, and shall not disclose such information to any Person except (i) to the extent such information is public when received by such Lender or becomes public thereafter due to the act or omission of any party other than a Lender, (ii) to the extent such information is independently obtained from a source other than the Borrower or its Subsidiaries and such information from such source is not, to such Lender's knowledge, subject to an obligation of confidentiality or, if such information is subject to an obligation of confidentiality, that disclosure of such information is permitted, (iii) to an Affiliate of such Lender (or its investment advisor), counsel, auditors, ratings agencies, examiners of any regulatory authority having or asserting jurisdiction over such Lender, accountants and other consultants retained by the Administrative Agent or any Lender, (iv) in connection with any litigation or the enforcement of the rights of any Lender or the Administrative Agent under this Agreement or any other Loan Document, (v) to the extent required by any applicable statute, rule or regulation or court order (including, without limitation, by way of subpoena) or pursuant to the request of any Governmental Authority having or asserting jurisdiction over any Lender or the Administrative Agent; provided, however, that in such event, if the Lender(s) are able to do so, the Lender shall provide the Borrower with prompt notice of such requested disclosure so that the Borrower may seek a protective order or other appropriate remedy, and, in any event, the Lenders will endeavor in good faith to provide only that portion of such information which, in the reasonable judgment of the Lender(s), is relevant and legally required to be provided, (vi) to any direct or indirect contractual counterparty in swap agreements or such contractual counterparty's professional advisors (so long as such contractual counterparty and its professional advisors agree to be bound by the provisions of this Section 12.14), or (vii) to the extent disclosure to
                       -------------
other entities is appropriate in connection with any proposed or actual assignment or grant of a participation by any of the Lenders of interests in this Agreement and/or any of the other Loan Documents to such other entities (who will in turn be required to maintain confidentiality as if they were Lenders parties to this Agreement). In no event shall the Administrative Agent or any Lender be obligated or required to return any such information or other materials furnished by the Borrower.

12.15  Concerning the Collateral and the Loan Documents
       ------------------------------------------------
          (a) Authority.  Each Lender authorizes and directs BT to act as
              ---------
Collateral Agent under the Collateral Security Agreement and to enter into the Loan Documents relating to the Collateral (including, without limitation, the Collateral Security Agreement) for the benefit of the Lenders and the other Secured Parties. Each Lender agrees that any action taken by the Administrative Agent or the Required Lenders (or, where required by the express terms hereof, a different proportion of the Lenders) in accordance with the provisions hereof or of the other Loan Documents, and the exercise by the Administrative Agent, the Collateral Agent or the Required Lenders (or, where so required, such different proportion) of the powers set forth herein or therein, together with such other powers as are reasonably incidental thereto, shall be authorized and binding upon all of the Lenders. Without limiting the generality of the foregoing, the Administrative Agent or the Collateral Agent, as the case may be, shall have the sole and exclusive right and authority to (i) act as the disbursing and collecting agent for the Lenders with respect to all payments and collections arising in connection herewith and with the Loan Documents relating to the Collateral; (ii) execute and deliver each Loan Document relating to the Collateral and accept delivery of each such agreement delivered by the Borrower or any of its Subsidiaries, (iii) act as Collateral Agent for the Lenders and certain other Secured Parties for purposes stated in the Security Documents to the extent such perfection is required under the Loan Documents, provided,
                                                                 --------
however, the Collateral Agent hereby appoints, authorizes and directs each
-------
Lender to act as collateral sub-agent for the Collateral Agent and the Lenders for purposes of the perfection of all security interests and Liens with respect to the Borrower's and its Subsidiaries' respective deposit accounts maintained with, and cash and Cash Equivalents held by, such Lender; (iv) manage, supervise and otherwise deal with the Collateral; (v) take such action as is necessary or desirable to maintain the perfection and priority of the security interests and liens created or purported to be created by the Loan Documents, and (vi) except as may be otherwise specifically restricted by the terms hereof or of any other Loan Document, exercise all remedies given to the Administrative Agent or the Lenders with respect to the Collateral under the Loan Documents relating thereto, applicable law or otherwise.

          (b)  Release of Collateral.
               ---------------------

               (i) The Administrative Agent and the Lenders hereby direct the Administrative Agent or the Collateral Agent, as the case may be, to release, in accordance with the terms hereof, any Lien held by the Administrative Agent or the Collateral Agent, as the case may be, for the benefit of the Secured
Parties:

          (A) against all of the Collateral, upon final and indefeasible payment in full of the Loans and Obligations and termination hereof;

          (B) against any part of the Collateral sold or disposed of by the Borrower or any of its Subsidiaries to the extent such sale or disposition is permitted hereby (or permitted pursuant to a waiver or consent of a transaction otherwise prohibited hereby);

          (C) against any Collateral acquired by the Borrower or any of its Subsidiaries after the Effective Date and at least 70% of the purchase price therefor is within 120 days of the acquisition thereof financed with Indebtedness secured by a Lien permitted by Section 8.1(c);
                                                 --------------

          (D) so long as no Default or Event of Default has occurred and is continuing, in the sole discretion of the Administrative Agent upon the request of the Borrower, against any part of the Collateral with a fair market value of less than $10,000,000 in the aggregate during the term of this Agreement as such fair market value may be certified to the Administrative Agent and the Collateral Agent by the Borrower in an officer's certificate acceptable in form and substance to the Administrative Agent and the Collateral Agent;

          (E) against a part of the Collateral which release does not require the consent of all of the Lenders as set forth in Section 12.1(a)(ii), if
                                                       -------------------
     such release is consented to by the Required Lenders; and

          (F) against the Collateral consisting of Receivables Facility Assets upon the entry by the Borrower and/or its Subsidiaries into a Permitted Account Receivable Securitization and compliance by the Borrower with the provisions of Section 4.4(k) hereof; provided, however, that (y) the
                   --------------
     Administrative Agent shall not be required to execute any such document on terms which, in its opinion, would expose it to liability or create any obligation or entail any consequence other than the release of such Liens without recourse or warranty, and (z) such release shall not in any manner discharge, affect or impair the Obligations or any Liens upon (or obligations of the Borrower or any of its Subsidiaries in respect of) all interests retained by the Borrower and/or any of its Subsidiaries, including (without limitation) the proceeds of any sale, all of which shall continue to constitute part of the Collateral.

          (ii) Each of the Lenders hereby directs the Administrative Agent to (or to cause the Administrative Agent to) execute and deliver or file such termination and partial release statements and such other things as are necessary to release Liens to be released pursuant to this Section 12.15
                                                           -------------
promptly upon the effectiveness of any such release or enter into intercreditor agreements contemplated or permitted herein.

          (c) No Obligation.  Neither the Administrative Agent nor the
              -------------
Collateral Agent shall have any obligation whatsoever to any Lender or to any other Person to assure that the Collateral exists or is owned by the Borrower or any of its Subsidiaries or is cared for, protected or insured or has been encumbered or that the Liens granted to the Administrative Agent or the Collateral Agent herein or pursuant to the Loan Documents have been properly or sufficiently or lawfully created, perfected, protected or enforced or are entitled to any particular priority, or to exercise at all or in any particular manner or under any duty of care, disclosure or fidelity, or to continue exercising, any of the rights, authorities and powers granted or available to the Administrative Agent or the Collateral Agent in any of the Loan Documents, it being understood and agreed that in respect of the Collateral, or any act, omission or event related thereto, the Administrative Agent and the Collateral Agent may act in any manner it may deem appropriate, in its sole discretion, given the Administrative Agent's and the Collateral Agent's own interests in the Collateral as one of the Lenders and that neither the Administrative Agent nor the Collateral Agent shall have any duty or liability whatsoever to any Lender, provided, that, notwithstanding the foregoing, the Administrative Agent and the Collateral Agent shall be responsible for their respective grossly negligent actions or actions constituting intentional misconduct

12.16  Effectiveness
       -------------

This Agreement shall become effective on the date (the "Effective Date") on
                                                        --------------
which the Borrower, Holdings and each of the Lenders shall have signed a counterpart of this Agreement (whether the same or different counterparts) and shall have delivered the same to the Administrative Agent at the Notice Office (or to the Administrative Agent's counsel as directed by such counsel) or, in the case of the Lenders, shall have given to the Administrative Agent telephonic (confirmed in writing), written, telex or facsimile notice (actually received) at such office or the office of the Administrative Agent's counsel that the same has been signed and mailed to it. The Administrative Agent will give the Borrower, Holdings and each Lender prompt written notice of the occurrence of the Effective Date

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

12.17  Registry
       --------

The Borrower hereby designates the Administrative Agent to serve as the Borrower's agent, solely for purposes of this Section 12.17 to maintain a
                                              -------------
register (the "Register") on which it will record the Commitments from time to
               --------
time of each of the Lenders, the Loans made by each of the Lenders and each repayment in respect of the principal amount of the Loans of each Lender. Failure to make any such recordation, or any error in such recordation shall not affect the Borrower's obligations in respect of such Loans. With respect to any Lender, the transfer of the Commitments of such Lender and the rights to the principal of, and interest on, any Loan made pursuant to such Commitments shall not be effective until such transfer is recorded on the Register maintained by the Administrative Agent with respect to ownership of such Commitments and Loans and prior to such recordation all amounts owing to the transferor with respect to such Commitments and Loans shall remain owing to the transferor. The registration of assignment or transfer of all or part of any Commitments and Loans shall be recorded by the Administrative Agent on the Register only upon the acceptance by the Administrative Agent of a properly executed and delivered Assignment and Assumption Agreement pursuant to Section 12.8(c). Coincident
                                                ---------------
with the delivery of such an Assignment and Assumption Agreement to the Administrative Agent for acceptance and registration of assignment or transfer of all or part of a Loan, or as soon thereafter as practicable, the assigning or transferor Lender shall surrender the Note evidencing such Loan, and thereupon one or more new Notes in the same aggregate principal amount then owing to such assignor or transferor Lender shall be issued to the assigning or transferor Lender and/or the new Lender. The Borrower agrees to indemnify the Administrative Agent from and against any and all losses, claims, damages and liabilities of whatsoever nature which may be imposed on, asserted against or incurred by the Administrative Agent in performing its duties under this Section
                                                                         -------
12.17.
-----

12.18  Limited Recourse
       ----------------

The Lenders, the Facing Agents and the Administrative Agent agree that notwithstanding anything to the contrary contained herein or in the other Loan Documents, neither HSCC nor ICI, nor any directors, employee or agent of HSCC or ICI, nor any Affiliate of HSCC or ICI (other than Holdings, the Borrower and its Subsidiaries) in each case in such capacity, shall have any liability to the Lenders or the Administrative Agent for, and neither the Lenders nor the Administrative Agent shall have recourse against any such Person in such capacity in respect of, the Obligations or this Agreement, provided, that
                                                           --------
nothing contained in this Section 12.18 shall be construed so as to prevent the
                          -------------
Lenders from commencing any action, suit or proceeding in respect of or causing legal papers to be served upon any Person solely for the purpose of obtaining jurisdiction over Holdings or the Borrower.

12.19  Accounts Receivable Securitization
       ----------------------------------

By its execution of this Agreement, each Lender agrees, for the benefit of the holders from time to time of interests in trade receivables under the Permitted Accounts Receivables Securitization not to:

          (a) challenge the "true sale" characterization of the sales and transfers of Accounts Receivables by the Borrower or any Participating Subsidiary to a Receivables Subsidiary pursuant to a Permitted Accounts Receivable Securitization;

          (b) join in any proceeding in whole or in part to commence or consent to the commencement of a case against a Receivables Subsidiary under the Federal Bankruptcy Code or any other applicable bankruptcy, insolvency or similar federal or state law or file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to bankruptcy, or seek or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of a Receivables Subsidiary or any substantial part of its assets; or

          (c) assert or consent to any attempt by any person to assert that a Receivables Subsidiary should be substantively consolidated with the Borrower or any other Subsidiary.

          By its execution of this Agreement, each Lender further authorises the Collateral Agent and the Collateral Agent, with the approval of the Administrative Agent, to enter into an intercreditor agreement with the Persons providing a Permitted Accounts Receivables Securitization as long as the provisions of any such agreement are not more burdensome to the Lenders.

                                 ARTICLE XIII

                               HOLDINGS GUARANTY

13.1 The Guaranty
     ------------

In order to induce the Lenders to enter into this Agreement and to extend credit hereunder and in recognition of the direct benefits to be received by Holdings from the proceeds of the Loans and the issuance of the Letters of Credit, Holdings hereby agrees with the Lenders as follows: Holdings hereby unconditionally and irrevocably guarantees as primary obligor and not merely as surety the full and prompt payment when due, whether upon maturity, acceleration or otherwise, of any and all of the Guaranteed Obligations of the Borrower and its Subsidiaries to the Guaranteed Creditors. If any or all of the Guaranteed Obligations of the Borrower or its Subsidiaries to the Guaranteed Creditors becomes due and payable hereunder, Holdings unconditionally promises to pay such indebtedness to the Administrative Agent and/or the Lenders, or order, on demand, together with any and all expenses which may be incurred by the

Administrative Agent or the Lenders in collecting any of the Guaranteed Obligations. If claim is ever made upon any Guaranteed Creditor for repayment or recovery of any amount or amounts received in payment or on account of any of the Guaranteed Obligations and any of the aforesaid payees repays all or part of said amount by reason of (i) any judgment, decree or order of any court or administrative body having jurisdiction over such payee or any of its property or (ii) any settlement or compromise of any such claim effected by such payee with any such claimant (including the Borrower or any of its Subsidiaries), then and in such event Holdings agrees that any such judgment, decree, order, settlement or compromise shall be binding upon Holdings, notwithstanding any revocation of this Guaranty or other instrument evidencing any liability of the Borrower or any of its Subsidiaries, and Holdings shall be and remain liable to the aforesaid payees hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by any such payee.

13.2 Insolvency
     ----------

Additionally, Holdings unconditionally and irrevocably guarantees the payment of any and all of the Guaranteed Obligations of the Borrower and its Subsidiaries to the Guaranteed Creditors whether or not due or payable by the Borrower or such Subsidiary upon the occurrence of any of the events specified in Sections
                                                                      --------
10.1(e) or (f), and unconditionally promises to pay such indebtedness to the
-------    ---
Guaranteed Creditors, or order, on demand, in lawful money of the United States.

13.3 Nature of Liability
     -------------------

The liability of Holdings hereunder is exclusive and independent of any security for or other guaranty of the Guaranteed Obligations of the Borrower or any of its Subsidiaries whether executed by Holdings, any other guarantor or by any other party, and the liability of Holdings hereunder is not affected or impaired by (a) any direction as to application of payment by the Borrower or any of its Subsidiaries or by any other party; or (b) any other continuing or other guaranty, undertaking or maximum liability of a guarantor or of any other party as to the Guaranteed Obligations of the Borrower or any of its Subsidiaries; or
(c) any payment on or in reduction of any such other guaranty or undertaking; or
(d) any dissolution, termination or increase, decrease or change in personnel by the Borrower; or (e) any payment made to any Guaranteed Creditor on the Guaranteed Obligations which any such Guaranteed Creditor repays to the Borrower or any of its Subsidiaries pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding, and Holdings waives any right to the deferral or modification of its obligations hereunder by reason of any such proceeding.

13.4 Independent Obligation
     ----------------------

The obligations of Holdings hereunder are independent of the obligations of any other guarantor, any other party, the Borrower or any of its Subsidiaries, and a separate action or actions may be brought and prosecuted against Holdings whether or not action is brought against any other guarantor, any other party or the Borrower or any of its Subsidiaries and whether or not any other guarantor, any other party or the Borrower or any of its Subsidiaries be joined in any such action or actions. Holdings waives, to the full extent permitted by law, the benefit of any statute of limitations affecting its liability hereunder or the enforcement thereof. Any payment by the Borrower or any of its Subsidiaries or other circumstance which operates to toll any statute of limitations as to the Borrower or any of its Subsidiaries shall operate to toll the statute of limitations as to any Guarantor.

13.5 Authorization
     -------------

Holdings authorizes the Guaranteed Creditors without notice or demand (except as shall be required by applicable statute and cannot be waived), and without affecting or impairing its liability hereunder, from time to time to:

          (a) change the manner, place or terms of payment of, and/or change or extend the time of payment of, renew, increase, accelerate or alter, any of the Guaranteed Obligations (including any increase or decrease in the rate of interest thereon), any security therefor, or any liability incurred directly or indirectly in respect thereof, and the Guaranty herein made shall apply to the Guaranteed Obligations as so changed, extended, renewed or altered;

          (b) take and hold security for the payment of the Guaranteed Obligations and sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order any property by whomsoever at any time pledged or US Mortgaged to secure, or howsoever securing, the Guaranteed Obligations or any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and/or any offset there against;

          (c) exercise or refrain from exercising any rights against the Borrower, any of its Subsidiaries or others or otherwise act or refrain from acting;

          (d) release or substitute any one or more endorsers, guarantors, the Borrower, any of its Subsidiaries or other obligors;

          (e) settle or compromise any of the Guaranteed Obligations, any security therefor or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of the Borrower or any of its Subsidiaries to its creditors other than the Guaranteed Creditors;

          (f) apply any sums by whomsoever paid or howsoever realized to any liability or liabilities of the Borrower or any of its Subsidiaries to the Guaranteed Creditors regardless of what liability or liabilities of Holdings, the Borrower or any of its Subsidiaries remain unpaid;

          (g) consent to or waive any breach of, or any act, omission or default under, this Agreement or any of the instruments or agreements referred to herein, or otherwise amend, modify or supplement this Agreement or any of such other instruments or agreements; and/or

          (h) take any other action which would, under otherwise applicable principles of common law, give rise to a legal or equitable discharge of Holdings from its liabilities under this Guaranty.

13.6 Reliance
     --------

It is not necessary for any Guaranteed Creditor to inquire into the capacity or powers of the Borrower or any of its Subsidiaries or the officers, directors, partners or agents acting or purporting to act on their behalf, and any Guaranteed Obligations made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

13.7 Subordination
     -------------

Any of the indebtedness of the Borrower and its Subsidiaries relating to the Guaranteed Obligations now or hereafter owing to Holdings is hereby subordinated to the Guaranteed Obligations of the Borrower and its Subsidiaries owing to the Guaranteed Creditors; and if the Administrative Agent so requests at a time when an Event of Default shall have occurred and is continuing, all such indebtedness relating to the Guaranteed Obligations of the Borrower and its Subsidiaries to Holdings shall be collected, enforced and received by Holdings for the benefit of the Guaranteed Creditors and be paid over to the Administrative Agent on behalf of the Guaranteed Creditors on account of the Guaranteed Obligations of the Borrower to the Guaranteed Creditors, but without affecting or impairing in any manner the liability of Holdings under the other provisions of this Guaranty. Prior to the transfer by Holdings of any note or negotiable instrument evidencing any of the indebtedness relating to the Guaranteed Obligations of the Borrower and its Subsidiaries to Holdings, Holdings shall mark such note or negotiable instrument with a legend that the same is subject to this subordination. Without limiting the generality of the foregoing, Holdings hereby agrees with the Guaranteed Creditors that it will not exercise any right of subrogation which it may at any time otherwise have as a result of this Guaranty (whether contractual, under Section 509 of the Bankruptcy Code or otherwise) until all Guaranteed Obligations have been irrevocably paid in full in cash.

13.8 Waiver
     ------
          (a) Holdings waives any right (except as shall be required by applicable statute and cannot be waived) to require any Guaranteed Creditor to
(i) proceed against the Borrower, any other guarantor or any other party, (ii) proceed against or exhaust any security held from the Borrower, any other guarantor or any other party or (iii) pursue any other remedy in any Guaranteed Creditor's power whatsoever. Holdings waives any defense based on or arising out of any defense of the Borrower, any other guarantor or any other party, other than payment in full of the Guaranteed Obligations, based on or arising out of the disability of the Borrower, any other guarantor or any other party, or the validity, legality or unenforceability of the Guaranteed

Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower other than payment in full of the Guaranteed Obligations. The Guaranteed Creditors may, at their election, foreclose on any security held by the Administrative Agent, or any other Guaranteed Creditor by one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable (to the extent such sale is permitted by applicable law), or exercise any other right or remedy the Guaranteed Creditors may have against the Borrower or any other party, or any security, without affecting or impairing in any way the liability of Holdings hereunder except to the extent the Guaranteed Obligations have been paid. Holdings waives any defense arising out of any such election by the Guaranteed Creditors, even though such election operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of Holdings against the Borrower or any other party or any security.

          (b) Holdings waives all presentments, demands for performance, protests and notices, including without limitation notices of nonperformance, notices of protest, notices of dishonor, notices of acceptance of this Guaranty, and notices of the existence, creation or incurring of new or additional Guaranteed Obligations. Holdings assumes all responsibility for being and keeping itself informed of the Borrower's financial condition and assets, and of all other circumstances bearing upon the risk of non-payment of the Guaranteed Obligations and the nature, scope and extent of the risks which Holdings assumes and incurs hereunder, and agrees that the Administrative Agent and the Lenders shall have no duty to advise Holdings of information known to them regarding such circumstances or risks.

13.9 Nature of Liability
     -------------------

It is the desire and intent of Holdings and the Lenders that this Guaranty shall be enforced against Holdings to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. If, however, and to the extent that, the obligations of Holdings under this Guaranty shall be adjudicated to be invalid or unenforceable for any reason (including, without limitation, because of any applicable state or federal law relating to fraudulent conveyances or transfers), then the amount of the Guaranteed Obligations of Holdings shall be deemed to be reduced and Holdings shall pay the maximum amount of the Guaranteed Obligations which would be permissible under applicable law.



                           [signature pages follow]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized, as of the date first above written.

                           HUNTSMAN ICI HOLDINGS LLC

                           By:    /s/  Curtis C. Dowd
                              --------------------------------------------------
                           Name:  Curtis C. Dowd
                                 -----------------------------------------------
                           Title: Vice President, Corporate Development
                                 -----------------------------------------------


                           HUNTSMAN ICI CHEMICALS LLC

                           By:    /s/  Curtis C. Dowd
                              --------------------------------------------------
                           Name:  Curtis C. Dowd
                                 -----------------------------------------------
                           Title: Vice President, Corporate Development
                                 -----------------------------------------------


                           BANKERS TRUST COMPANY, Individually
                           as a Lender and as Administrative Agent

                           By:    /s/  Robert R. Telesca
                              --------------------------------------------------
                           Name:  Robert R. Telesca
                                ------------------------------------------------
                           Title: Assistant Vice President
                                 -----------------------------------------------

                           THE CHASE MANHATTAN BANK,
                           Individually as a Lender and as a Co-
                           Documentation Agent

                           By:    /s/  Peter Dedousis
                              --------------------------------------------------
                           Name:  Peter Dedousis
                                 -----------------------------------------------
                           Title: Managing Director
                                 -----------------------------------------------

                           GOLDMAN SACHS CREDIT PARTNERS L.P.,
                           Individually as a Lender and as Syndication
                           Agent

                           By:    /s/  Gary E. Moross
                              --------------------------------------------------
                           Name:  Gary E. Moross
                                 -----------------------------------------------
                           Title: Authorized Signatory
                                 -----------------------------------------------



                           UBS AG, STAMFORD BRANCH,
                           Individually as a Lender and as a Co-Documentation Agent

                           By:    /s/  Michael R. Grayer
                             ---------------------------------------------------
                           Name:  Micheal R. Grayer
                                 -----------------------------------------------
                           Title: Managing Director, Leveraged Finan
                                 -----------------------------------------------


                           By:    /s/  David Barth
                              --------------------------------------------------
                           Name:  David Barth
                                 -----------------------------------------------
                           Title: Director
                                 -----------------------------------------------


                           THE SUMITOMO TRUST & BANKING CO, LTD.
                           NEW YORK BRANCH

                           By:    /s/  Suraj P. Bhatia
                              --------------------------------------------------
                           Name:  Suraj P. Bhatia
                                 -----------------------------------------------
                           Title: Senior Vice President
                                 -----------------------------------------------


                           NATIONAL CITY BANK

                           By:    /s/  Joseph D. Robison
                              --------------------------------------------------
                           Name:  Joseph D. Robison
                                ------------------------------------------------
                           Title: Vice President
                                 -----------------------------------------------


                           THE BANK OF NEW YORK

                           By:    /s/  Mehrasa Raygani
                              --------------------------------------------------
                           Name:  Mehrasa Raygani
                                ------------------------------------------------
                           Title: Assistant Vice President
                                 -----------------------------------------------


                           LLOYDS TSB BANK PLC

                           By:    /s/  Ian Dimmock
                              --------------------------------------------------
                           Name:  Ian Dimmock
                                 -----------------------------------------------
                           Title: Vice President, Acquisition Finance
                                 -----------------------------------------------


                           LLOYDS TSB BANK PLC

                           By:    /s/  David C. Rodway
                              --------------------------------------------------
                           Name:  David C. Rodway
                                ------------------------------------------------
                           Title: Assistant Vice President R156
                                 -----------------------------------------------


                           NATIONAL WESTMINSTER BANK Plc

                           By:    /s/  Douglas Iain Kerr
                              --------------------------------------------------
                           Name:  Douglas Iain Kerr
                                 -----------------------------------------------
                           Title: Corporate Manager
                                 -----------------------------------------------


                           NATIONAL WEST MINISTER BANK Plc.
                           NASSAU BRANCH

                           By:    /s/  Douglas Iain Kerr
                              --------------------------------------------------
                           Name:  Douglas Iain Kerr
                                 -----------------------------------------------
                           Title: Corporate Manager
                                 -----------------------------------------------


                           BANK OF TOKYO - MITSUBISHI TRUST
                           COMPANY

                           By:    /s/  Peter Stearn
                              --------------------------------------------------
                           Name:  Peter Stearn
                                 -----------------------------------------------
                           Title: Vice President
                                 -----------------------------------------------


                           TORONTO DOMINION (TEXAS), INC.

                           By:    /s/  Mark A. Baird
                              --------------------------------------------------
                           Name:  Mark A. Baird
                                 -----------------------------------------------
                           Title: Vice President
                                 -----------------------------------------------


                           THE ROYAL BANK OF SCOTLAND Plc

                           By:    /s/  Scott Barton
                              --------------------------------------------------
                           Name:  Scott Barton
                                 -----------------------------------------------
                           Title: Vice President
                                 -----------------------------------------------


                           THE ROYAL BANK OF SCOTLAND Plc

                           By:    /s/  Scott Barton
                              --------------------------------------------------
                           Name:  Scott Barton
                                 -----------------------------------------------
                           Title: Vice President
                                 -----------------------------------------------


                           FLEET NATIONAL BANK

                           By:    /s/  David M. Harnisch
                              --------------------------------------------------
                           Name:  David M. Harnisch
                                 -----------------------------------------------
                           Title: Vice President
                                 -----------------------------------------------


                           THE FUJI BANK, LIMITED

                           By:    /s/  Masahito Fukuda
                              --------------------------------------------------
                           Name:  Masahito Fukuda
                                 -----------------------------------------------
                           Title: SVP & Group Head
                                 -----------------------------------------------


                           BANK OF AMERICA NATIONAL
                           NATIONAL TRUST & SAVINGS ASSOCIATION

                           By:    /s/  Donald J. Chin
                              --------------------------------------------------
                           Name:  Donald J. Chin
                                 -----------------------------------------------
                           Title: Managing Director
                                 -----------------------------------------------

                           CREDIT SUISSE FIRST BOSTON

                           By:    /s/  Douglas e. Maher
                              --------------------------------------------------
                           Name:  Douglas C. Maher
                                 -----------------------------------------------
                           Title: Vice President
                                 -----------------------------------------------


                           CREDIT SUISSE FIRST BOSTON

                           By:    /s/  Thomas G. Mudid
                              --------------------------------------------------
                           Name:  Thomas G. Mudid
                                 -----------------------------------------------
                           Title: Vice President
                                 -----------------------------------------------


                           SINGER & FRIEDLANDER LIMITED

                           By:    /s/  A. J. Milicox
                              --------------------------------------------------
                           Name:  A J. Milicox
                                 -----------------------------------------------
                           Title: Assistant Director
                                 -----------------------------------------------


                           By:    /s/  K. A. Bradford
                              --------------------------------------------------
                           Name:  K. A. Bradford
                                 -----------------------------------------------
                           Title: Assistant Manager
                                 -----------------------------------------------


                           MELLON BANK NA

                           By:    /s/  William M. Feathers
                              --------------------------------------------------
                           Name:  William F. Feathers
                                 -----------------------------------------------
                           Title: Lending Officer
                                 -----------------------------------------------


                           SOUTHERN PACIFIC BANK

                           By:    /s/  Cheryl A. Wasllewsid
                              --------------------------------------------------
                           Name:  Cheryl A. Wasllewsid
                                 -----------------------------------------------
                           Title: Senior Vice President
                                 -----------------------------------------------


                           BAYERESCHE HYPO-UND VEREINSBANK AG
                           NEW YORK BRANCH

                           By:    /s/  Sylvia K. Cheng
                              --------------------------------------------------
                           Name:  Sylvia K. Cheng
                                 -----------------------------------------------
                           Title: Director
                                 -----------------------------------------------


                           By:    /s/  Carlo Lamberti
                              --------------------------------------------------
                           Name:  Carlo Lamberti
                                 -----------------------------------------------
                           Title: Associate Director
                                 -----------------------------------------------


                           THE MITSUBISHI TRUST AND BANKING
                           CORPORATION

                           By:    /s/  Beatrice E. Kossodo
                              --------------------------------------------------
                           Name:  Beatrice E. Kossodo
                                 -----------------------------------------------
                           Title: Senior Vice President
                                 -----------------------------------------------


                           ABN AMRO BANK N.V.

                           By:    /s/  Dianna D. Barkley
                              --------------------------------------------------
                           Name:  Dianna D. Barkley
                                 -----------------------------------------------
                           Title: Group Vice-President
                                 -----------------------------------------------


                           By:    /s/  Maria Vickroy-Peralta
                              --------------------------------------------------
                           Name:  Maria Vickroy-Peralta
                                 -----------------------------------------------
                           Title: Vice President
                                 -----------------------------------------------


                           DRESDNER BANK AG, NEW YORK AND GRAND
                           CAYMAN BRANCHES

                           By:    /s/  Beverly G. Cason
                              --------------------------------------------------
                           Name:  Beverly G. Cason
                                 -----------------------------------------------
                           Title: Vice President
                                 -----------------------------------------------


                           By:    /s/  John W. Sweeney
                              --------------------------------------------------
                           Name:  John W. Sweeney
                                 -----------------------------------------------
                           Title: Vice President
                                 -----------------------------------------------


                           THE BANK OF NOVA SCOTIA

                           By:    /s/  F.C.H. Ashby
                              --------------------------------------------------
                           Name:  F.C.H. Ashby
                                 -----------------------------------------------
                           Title: Senior Manager Loan Operations
                                 -----------------------------------------------


                           SOLOMON BROTHERS HOLDING COMPANY
                           INC

                           By:    /s/  Timothy L. Freeman
                              --------------------------------------------------
                           Name:  Timothy L. Freeman
                                 -----------------------------------------------
                           Title: Attorney-in-Fact
                                 -----------------------------------------------


                           THE CIT GROUP/EQUIPMENT FINANCING, INC.

                           By:    /s/  Benjamin W. Boesch
                              --------------------------------------------------
                           Name:  Benjamin W. Boesch
                                 -----------------------------------------------
                           Title: Assistant Vice President
                                 -----------------------------------------------